UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-08257

STATE STREET INSTITUTIONAL FUNDS

(formerly known as GE Institutional Funds)

(Exact name of registrant as specified in charter)

1600 Summer Street

Stamford, Connecticut 06905

(Address of principal executive offices)(Zip code)

SSGA Funds Management, Inc.

1600 Summer Street

Stamford, Connecticut 06905

(Name and Address of Agent for Service)

Registrant’s telephone number, including area code: 800-242-0134

Date of fiscal year end: 09/30

Date of reporting period: 09/30/16

Item 1. Reports to Stockholders

Annual Report

September 30, 2016

GE Institutional Funds

GE Institutional Funds

Annual Report

September 30, 2016

This report has been prepared for shareholders and may be distributed to others only if accompanied with a current prospectus and/or summary prospectus.

GE Institutional Funds

Notes to Performance — September 30, 2016 (Unaudited)

The information provided on the following performance pages relates to the GE Institutional Funds (the “Trust”) and each of its series portfolios (each, a Fund and collectively, the “Funds”).

Total returns take into account changes in share price and assume reinvestment of dividends and capital gains distributions, if any. Total returns shown are net of Fund expenses.

The performance data quoted represents past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate. Accordingly, your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Periods less than one year are not annualized. Please call toll-free (800) 242-0134 or visit the Funds’ website at http://www.geam.com for the most recent month-end performance data.

An investment in a Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. An investment in a Fund is subject to risk, including possible loss of principal invested.

The S&P 500® Composite Price Index of stocks (“S&P 500 Index”) is an unmanaged market capitalization-weighted index of stocks of 500 large U.S. companies, which is widely used as a measure of large-cap U.S. stock market performance.

The Russell 1000® Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes companies in the Russell 1000® Index with higher price-to-book ratios and higher forecasted growth values. It is a subset of the Russell 3000® Index and includes approximately 1,000 of the largest securities based on a combination of their market cap and current index membership.

The Russell 2000® Index is a market capitalization-weighted index consisting of 2,000 of the smallest U.S.-domiciled publicly traded common stocks that are included in the Russell 3000® Index. The Russell 3000® Index is comprised of the 3,000 largest U.S.-domiciled companies.

The Morgan Stanley Capital International Europe, Australasia, and Far East Index (“MSCI® EAFE® Index”) is a market capitalization-weighted index of equity securities of companies domiciled in various countries. The MSCI® EAFE® Index is designed to represent the performance of developed stock markets outside the U.S. and Canada and excludes certain market segments unavailable to U.S. based investors.

The Morgan Stanley Capital International All Country World Index Ex-U.S. (“MSCI® ACWI Ex-U.S. Index”) is a market capitalization-weighted index designed to provide a broad measure of stock performance throughout the world, with the exception of U.S.-based companies. The MSCI® ACWI Ex-U.S. Index includes both developed and emerging markets.

The Barclays U.S. Aggregate Bond Index is an unmanaged market value-weighted index of taxable investment grade debt issues, including government, corporate, asset-backed and mortgage-backed securities, with maturities of one year or more. The Barclays U.S. Aggregate Bond Index is designed to represent performance of the U.S. investment-grade fixed rate bond market.

The results shown for the foregoing indices assume the reinvestment of net dividends or interest and do not reflect fees, expenses, or taxes. As such, index returns do not reflect the actual cost of investing in the instruments that comprise an index.

The peer universe of the underlying open end funds used for the peer group average annual total return calculation is based on a blend of Morningstar peer categories, as shown. Morningstar is an independent mutual fund rating service. A Fund’s performance may be compared to or ranked within a universe of mutual funds with investment objectives and policies similar but not necessarily identical to that of the Fund.

©2016 Morningstar, Inc. All Rights Reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damage or losses relating from any use of this information. Past performance does not guarantee future results.

The S&P 500 Index Fund is not sponsored, endorsed, sold or promoted by S&P Global Ratings (“S&P”), and S&P makes no representation or warranty, express or implied, to the investors of the Fund or any member of the public regarding the advisability of investing in the securities generally or in this Fund particularly or the ability of the S&P 500 Index Fund to track general stock market performance.

Russell Investment Group owns the Russell Index data, including all applicable trademarks and copyrights, used by SSGA Funds Management, Inc. (“SSGA FM”) in these materials. Any unauthorized use or redistribution of such Russell Index data is strictly prohibited. Russell Investment Group is not responsible for the configuration of this material or for any inaccuracy in SSGA FM’s presentation thereof.

Notes to Performance	1

GE Institutional Funds

Notes to Performance, continued — September 30, 2016 (Unaudited)

The views, expressed in this document, reflect our judgment as of the publication date and are subject to change at any time without notice.

State Street Global Markets, LLC, member of FINRA & SIPC is the principal underwriter and distributor of the GE Institutional Funds and a wholly owned subsidiary of State Street Corporation. References to State Street may include State Street Corporation and its affiliates. The Funds pay State Street Bank and Trust Company for its services as custodian and Fund Accounting agent, and pay SSGA Funds Management, Inc. for investment advisory and administrative services.

2	Notes to Performance

U.S. Equity Fund

Portfolio Management Discussion and Analysis — September 30, 2016 (Unaudited)

Q.	How did the GE Institutional U.S. Equity Fund perform compared to its benchmark and Morningstar peer group for the twelve-month period ended September 30, 2016?

A.	For the twelve-month period ended September 30, 2016, the GE Institutional U.S. Equity Fund returned 13.29% for the Investment Class shares and 12.96% for the Service Class shares. The Fund’s benchmark, the S&P 500 Index returned 15.43% and the Fund’s Morningstar peer group of 1,576 US Large Blend funds returned an average of 11.76% over the same period.

Q.	What market conditions impacted the Fund’s performance?

A.	It was a volatile year for U.S. stocks. However, the market climbed a wall of worry and turned in solid double-digit gains in the last 12 months. Markets rebounded from serial concerns ranging from China’s currency devaluation at the beginning of the period, to global slowdown and recession fears in early 2016, to Britain’s astonishing referendum vote to leave the European Union in late June. Despite these uncertainties, U.S. stocks ended the year near all-time highs.

Plunging worldwide interest rates motivated equity investors to reach for yield, causing defensive telecomm, utilities and staples to outperform (and become richly valued, in our view). Commodity prices were stronger this year helping the materials and energy sectors to outperform. Also strong were the cyclical industrials and information technology sectors. Rallies in semiconductors, internet and software companies underpinned strength in technology stocks.

Only three sectors underperformed the S&P 500 broad market return: financials, consumer discretionary and health care. Careful stock selection was warranted in financials, as persistent low rates pressured interest-rate sensitive banks and insurance companies. Consumer discretionary — last year’s top-performing sector — took a breather as investors fretted growth. Health care stocks fell under pressure, caught in a stream of negative election year rhetoric around drug pricing.

Q.	What were the drivers behind Fund performance?

A.	The Fund outperformed the average Morningstar US Large Blend manager, yet failed to keep pace with the S&P 500 Index in a volatile and challenging investment environment. The Fund’s performance in the second half of the year was driven by a momentum reversal away from defensive yield sectors, favoring more cyclical sectors of the market. Given an outlook for continued slow economic growth, the Fund was underweight the defensive telecommunications, utilities and consumer staples sectors during the year — hurting annual relative performance but helping in recent months. In fact, portfolio positioning was the key negative performance driver in an environment that was largely macro-driven this year.

In the last 12 months, financials weighed on returns, due to underperformance in rate-sensitive insurance companies, banks and asset managers. We reduced financials exposure during the period to reflect the Federal Reserve’s pushed-out path to interest rate normalization. Underweighting the most defensive staples companies hurt, despite relative strength in one of our high-quality beverage company holdings. The Fund also failed to capture all of the upside in the commodity sectors, given an underweight in materials and underperformance among some of the Fund’s oil exploration and production holdings in energy. Finally, one of the Fund’s health care holdings was involved in a large M&A transaction that did not materialize, negatively impacting returns. We maintained conviction in this holding’s prospects as a standalone specialty pharma company. In general, we find health care’s growth rates and valuations attractive, and believe the uncertainty overhang should begin to resolve post November 2016’s presidential election.

On the other hand, strong stock selection in consumer discretionary and information technology (“IT”) sectors bolstered returns. Among consumer cyclicals, several of the Fund’s U.S. media holdings demonstrated strong results, seemingly immune to economic growth fears. In addition, a new position in a home furnishings company demonstrated accretion from a recent merger, and a Macao-based casino company rebounded along with the Chinese gaming market. In IT, our communications equipment, semiconductor and IT services holdings outperformed. Finally, the Fund benefited from strong stock selection in Real Estate Investment Trusts (“REITs”), a classic yield sector (our REIT holdings generally offer stable earnings growth and aren’t held solely for dividend income).

The Fund does not invest in derivatives securities as part of its strategy, but may hold futures contracts or ETFs to equitize cash flows in advance of investment. The effect of derivatives on performance was de minimis for the year.

U.S. Equity Fund	3

U.S. Equity Fund

Portfolio Management Discussion and Analysis, continued — September 30, 2016 (Unaudited)

Q.	Were there any significant changes in the Fund during the period?

A.	There were no changes during the period in the portfolio management team or their approach to investing. Health care and financials remained key sector overweights, but we reduced our financials exposure somewhat as the Federal Reserve’s path of rate increases remained opaque. Modest positioning changes moderated the Fund’s cyclical tilt as we reach later innings of the business cycle. As such, the Fund also reduced its IT and materials exposures, and increased its consumer staples exposure, although still underweight at year-end. We are comfortable with our moderate pro-cyclical positioning as we think this business cycle may even reach extra innings due to the slow growth of this recovery.

4	U.S. Equity Fund

U.S. Equity Fund

Performance Summary — September 30, 2016 (Unaudited)

Investment Profile

A mutual fund designed for investors who seek long-term growth of capital. The Fund seeks to achieve its investment objective by investing at least 80% of its net assets under normal circumstances in equity securities of U.S. companies, such as common and preferred stocks.

Morningstar Performance Comparison

Based on average annual returns for periods ended September 30, 2016

	One Year	Five Year	Ten Year
Number of funds in peer group	1,576	1,379	1,220
Peer group average annual total return	11.76%	14.15%	5.86%
Morningstar Category in peer group: Large Blend

Top Ten Largest Holdings

as of September 30, 2016 (as a % of Fair Value) (a)(b)

Medtronic PLC	3.25%
Allergan PLC	3.11%
Apple Inc.	2.73%
QUALCOMM Inc.	2.67%
Amgen Inc.	2.46%
Johnson & Johnson	2.20%
Cisco Systems Inc.	2.17%
PepsiCo Inc.	2.14%
Merck & Company Inc.	2.05%
Citigroup Inc.	1.85%

Sector Allocation as of September 30, 2016

Portfolio composition as a % of Fair Value of $586,516 (in thousands) as of September 30, 2016 (a)(b)

Average Annual Total Return for the periods ended September 30, 2016

Investment Class Shares (Inception date: 11/25/97)

	One Year	Five Year	Ten Year	Ending Value of a $10,000 Investment
U.S. Equity Fund	13.29%	15.63%	6.92%	$19,531
S&P 500 Index	15.43%	16.37%	7.24%	$20,114

Service Class Shares (Inception date: 1/3/01)

	One Year	Five Year	Ten Year	Ending Value of a $10,000 Investment
U.S. Equity Fund	12.96%	15.47%	6.79%	$19,297
S&P 500 Index	15.43%	16.37%	7.24%	$20,114

U.S. Equity Fund	5

U.S. Equity Fund

Performance Summary, continued — September 30, 2016 (Unaudited)

(a)	Fair Value basis is inclusive of short-term investment in State Street Institutional U.S. Government Money Market Fund Class G Shares.

(b)	The securities information regarding holdings, allocations and other characteristics is presented to illustrate examples of securities that the Fund has bought and the diversity of areas in which the Fund may invest as of a particular date. It may not be representative of the Fund’s current or future investments and should not be construed as a recommendation to purchase or sell a particular security.

See Notes to Performance beginning on page 1 for further information, including an explanation of Morningstar peer categories.

Past performance does not predict future performance. The performance shown in the graphs and tables does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

6	U.S. Equity Fund

U.S. Equity Fund

Understanding Your Fund’s Expenses — September 30, 2016 (Unaudited)

As a shareholder of the Fund you incur ongoing costs. Ongoing costs include portfolio management fees, distribution and service fees (for Service Class shares) and trustees’ fees. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class of the Fund during the period. The information in the following table is based on an investment of $1,000, which is invested at the beginning of the period and held for the entire six-month period ended September 30, 2016.

Actual Expenses

The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your class under the heading “Expenses paid during the period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other funds.

Please note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs, such as sales charges or redemption fees, if any. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Investment Class	Actual Fund Return	Hypothetical 5% Return (2.5% for the period)
Actual Fund Return
Beginning Account Value
April 1, 2016	$1,000.00	$1,000.00
Ending Account Value September 30, 2016	$1,080.00	$1,023.15
Expenses Paid During Period*	$1.92	$1.87

Service Class
Actual Fund Return
Beginning Account Value
April 1, 2016	$1,000.00	$1,000.00
Ending Account Value September 30, 2016	$1,078.30	$1,021.90
Expenses Paid During Period*	$3.22	$3.13

*	Expenses are equal to the Fund’s annualized expense ratio of 0.37% for Investment Class shares and 0.62% for Service Class shares (for the period April 1, 2016-September 30, 2016), multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

U.S. Equity Fund	7

U.S. Equity Fund

Schedule of Investments — September 30, 2016

	Number of Shares	Fair Value $

Common Stock - 95.8%†
Aerospace & Defense - 2.3%
General Dynamics Corp.	46,636	7,236,042
Hexcel Corp.	99,961	4,428,272
The Boeing Co.	18,619	2,452,867

		14,117,181

Agricultural Products - 0.3%
Archer-Daniels-Midland Co.	46,966	1,980,556

Air Freight & Logistics - 0.3%
United Parcel Service Inc., Class B	18,891	2,065,920

Airlines - 1.1%
Delta Air Lines Inc.	170,932	6,727,884

Apparel, Accessories & Luxury Goods - 0.7%
Ralph Lauren Corp.	19,363	1,958,374
VF Corp.	44,793	2,510,647

		4,469,021

Application Software - 1.0%
Intuit Inc.	40,143	4,416,132
salesforce.com Inc. (a)	23,613	1,684,315

		6,100,447

Asset Management & Custody Banks - 1.3%
Ameriprise Financial Inc.	55,472	5,534,441
Invesco Ltd.	77,470	2,422,487

		7,956,928

Auto Parts & Equipment - 1.1%
Delphi Automotive PLC	91,876	6,552,596

Automobile Manufacturers - 0.3%
Ford Motor Co.	140,062	1,690,548

Automotive Retail - 0.4%
Advance Auto Parts Inc.	16,275	2,426,928

Biotechnology - 5.1%
Alexion Pharmaceuticals Inc. (a)	29,753	3,645,933
Amgen Inc.	86,694	14,461,426
Gilead Sciences Inc.	128,882	10,197,144
Vertex Pharmaceuticals Inc. (a)	26,919	2,347,606

		30,652,109

Cable & Satellite - 4.7%
Charter Communications Inc., Class A (a)	39,670	10,709,710
Comcast Corp., Class A	130,392	8,650,205
Liberty Global PLC, Class C (a)	184,184	6,085,439
Sirius XM Holdings Inc. (a)	755,626	3,150,961

		28,596,315

	Number of Shares	Fair Value $
Communications Equipment - 2.1%
Cisco Systems Inc.	401,827	12,745,952

Consumer Finance - 1.5%
Discover Financial Services	159,389	9,013,448

Data Processing & Outsourced Services - 2.1%
PayPal Holdings Inc. (a)	96,815	3,966,511
Visa Inc., Class A	103,899	8,592,447

		12,558,958

Diversified Banks - 6.2%
Bank of America Corp.	562,598	8,804,659
Citigroup Inc.	229,648	10,846,275
JPMorgan Chase & Co.	116,301	7,744,483
Wells Fargo & Co.	222,681	9,860,315

		37,255,732

Drug Retail - 0.1%
CVS Health Corp.	9,990	889,010

Electric Utilities - 0.9%
Exelon Corp.	33,908	1,128,797
NextEra Energy Inc.	33,426	4,088,669

		5,217,466

Financial Exchanges & Data - 2.4%
CME Group Inc.	69,423	7,256,092
S&P Global Inc.	59,033	7,471,216

		14,727,308

General Merchandise Stores - 0.5%
Dollar General Corp.	40,574	2,839,774

Gold - 0.4%
Newmont Mining Corp.	61,770	2,426,943

Healthcare Equipment - 5.5%
Abbott Laboratories	80,285	3,395,253
Boston Scientific Corp. (a)	342,637	8,154,761
Medtronic PLC	220,807	19,077,724
Stryker Corp.	24,096	2,805,015

		33,432,753

Healthcare Supplies - 0.6%
The Cooper Companies Inc.	19,363	3,471,011

Home Improvement Retail - 1.3%
Lowe’s Companies Inc.	106,087	7,660,542

Hotels, Resorts & Cruise Lines - 0.3%
Hilton Worldwide Holdings Inc.	91,420	2,096,261

See accompanying notes to financial statements.

8	U.S. Equity Fund

U.S. Equity Fund

Schedule of Investments, continued — September 30, 2016

	Number of Shares	Fair Value $

Household Products - 0.2%
The Procter & Gamble Co.	10,789	968,313

Housewares & Specialties - 1.3%
Newell Brands Inc.	146,789	7,729,909

Hypermarkets & Super Centers - 0.5%
Wal-Mart Stores Inc.	41,323	2,980,215

Independent Power Producers & Energy Traders - 0.4%
Calpine Corp. (a)	188,215	2,379,038

Industrial Conglomerates - 0.5%
Honeywell International Inc.	26,708	3,113,886

Industrial Gases - 0.2%
Air Products & Chemicals Inc.	9,491	1,426,877

Industrial Machinery - 1.5%
Ingersoll-Rand PLC	131,180	8,912,369

Integrated Oil & Gas - 4.3%
Chevron Corp.	85,882	8,838,975
Exxon Mobil Corp.	113,229	9,882,627
Occidental Petroleum Corp.	99,277	7,239,279

		25,960,881

Internet & Direct Marketing Retail - 1.5%
Amazon.com Inc. (a)	10,862	9,094,861

Internet Software & Services - 4.9%
Alphabet Inc., Class A (a)	9,721	7,816,267
Alphabet Inc., Class C (a)	11,807	9,177,463
Baidu Inc. ADR (a)	16,529	3,009,435
Facebook Inc., Class A (a)	59,033	7,572,163
LinkedIn Corp., Class A (a)	9,445	1,805,129

		29,380,457

Investment Banking & Brokerage - 1.1%
The Charles Schwab Corp.	205,436	6,485,615

Movies & Entertainment - 2.2%
The Walt Disney Co.	48,171	4,473,159
Time Warner Inc.	109,275	8,699,383

		13,172,542

Multi-Line Insurance - 1.0%
American International Group Inc.	42,504	2,522,187
The Hartford Financial Services Group Inc.	80,948	3,466,194

		5,988,381

	Number of Shares	Fair Value $
Multi-Utilities - 1.5%
Dominion Resources Inc.	11,098	824,248
Sempra Energy	76,851	8,237,659

		9,061,907

Oil & Gas Equipment & Services - 1.0%
Schlumberger Ltd.	74,962	5,895,012

Oil & Gas Exploration & Production - 2.7%
Concho Resources Inc. (a)	10,949	1,503,845
ConocoPhillips	129,267	5,619,236
Hess Corp.	124,422	6,671,508
Noble Energy Inc.	72,515	2,591,686

		16,386,275

Packaged Foods & Meats - 1.2%
Mondelez International Inc., Class A	164,124	7,205,044

Paper Packaging - 0.2%
Packaging Corporation of America	12,749	1,035,984

Pharmaceuticals - 8.4%
Allergan PLC (a)	79,267	18,255,983
Johnson & Johnson	109,035	12,880,304
Merck & Company Inc.	192,453	12,010,992
Pfizer Inc.	224,326	7,597,922

		50,745,201

Property & Casualty Insurance - 1.0%
Chubb Ltd.	42,504	5,340,628
XL Group Ltd.	20,673	695,233

		6,035,861

Research & Consulting Services - 1.2%
Nielsen Holdings PLC	131,392	7,038,669

Semiconductor Equipment - 1.7%
Applied Materials Inc.	333,470	10,054,120

Semiconductors - 3.2%
NXP Semiconductors N.V. (a)	36,976	3,771,922
QUALCOMM Inc.	228,519	15,653,551

		19,425,473

Soft Drinks - 2.1%
PepsiCo Inc.	115,261	12,536,939

Specialized REITs - 1.8%
American Tower Corp.	95,380	10,809,415

Specialty Chemicals - 0.1%
PPG Industries Inc.	7,729	798,869

See accompanying notes to financial statements.

U.S. Equity Fund	9

U.S. Equity Fund

Schedule of Investments, continued — September 30, 2016

	Number of Shares	Fair Value $

Systems Software - 2.1%
Microsoft Corp.	132,235	7,616,736
Oracle Corp.	120,714	4,741,646

		12,358,382

Technology Hardware, Storage & Peripherals - 4.4%
Apple Inc. (l)	141,646	16,013,080
Hewlett Packard Enterprise Co.	134,596	3,062,059
Western Digital Corp.	129,484	7,570,930

		26,646,069

Trading Companies & Distributors - 1.1%
United Rentals Inc. (a)	87,395	6,859,634

Total Common Stock (Cost $491,699,328)		578,157,789

	Number of Shares	Fair Value $
Short-Term Investments - 1.4%
State Street Institutional U.S. Government Money Market Fund - Class G Shares 0.31% (Cost $8,358,418) (d)(l)(m)	8,358,418	8,358,418

Total Investments (Cost $500,057,746)		586,516,207

Other Assets and Liabilities, net - 2.8%		16,638,751

NET ASSETS - 100.0%		603,154,958

Other Information:

The Fund had the following long futures contracts open at September 30, 2016:

Description	Expiration date	Number of Contracts	Current Notional Value	Unrealized Depreciation

S&P 500 Emini Index Futures	December 2016	115	$12,422,300	$(904)

Affiliate Table

	Number of Shares Held at 9/30/15	Value At 9/30/15	Shares Purchased	Shares Sold	Number of Shares Held at 9/30/16	Value at 9/30/16	Dividend/ Interest Income	Realized Gain (Loss)
Financial Select Sector SPDR Fund	72,629	$1,645,773	7,141	79,770	—	$—	$21,277	$560,910
Industrial Select Sector SPDR Fund	131,838	6,577,398	39,270	171,108	—	—	130,507	2,393,943
State Street Institutional U.S. Government Money Market Fund - Class G Shares	17,993,117	17,993,117	137,929,254	147,563,953	8,358,418	8,358,418	35,779	—

						$8,358,418	$187,563	$2,954,853

See accompanying notes to financial statements.

10	U.S. Equity Fund

S&P 500 Index Fund

Portfolio Management Discussion and Analysis — September 30, 2016 (Unaudited)

Q.	How did the GE Institutional S&P 500 Index Fund perform compared to its benchmark and Morningstar peer group for the twelve-month period ended September 30, 2016?

A.	For the twelve-month period ended September 30, 2016, the GE Institutional S&P 500 Index Fund returned 15.21% for the Investment Class shares and 14.90% for the Service Class shares. The Fund’s benchmark, the S&P 500 Index returned 15.43% and the Fund’s Morningstar peer group of 1,576 U.S. Large Blend funds returned an average of 11.76% over the same period.

Q.	What market conditions impacted the Fund’s performance?

A.	Overcoming the uncertainty prevailing at the end of 2015 and beginning of 2016 markets gained momentum and finished a 12-month period strongly with double-digit positive return. In contrast to August of 2015, when global equity markets witnessed their most volatile month since 2011, fast forward one year later and markets demonstrated an air of complacency in August 2016. In fact, the S&P 500 Index did not experience a daily price move of greater than 1%, up or down, between July 8th and September 8th. Using 30 day realized volatility as a measure, it was chronicled by the Wall Street Journal on August 23rd that the 30 preceding trading days had been the least volatile for the S&P 500 in over two decades. It was perhaps no coincidence that the relative stability markets exhibited in August occurred during a month in which the central banking calendar was relatively light. Attention around the Federal Reserve (“Fed”) in August focused on whether or not U.S. monetary policy would be tightened at some point in 2016, and by the end of the month a tightening as soon as September seemed a real possibility. Strong economic data including a second month of better than expected payroll gains paired with ever more confident pronouncements from Fed officials that the time for tightening could be gradually high nudged expectations for more imminent Fed action higher through August.

Q.	What were the drivers behind Fund performance?

A.	Information Technology, Industrials and Consumer Staples were the strongest contributing sectors to S&P 500 performance. Real Estate, Financials, and Utilities were to weakest contributors to the performance. Amazon, Microsoft and Facebook were the strongest contributors to the Fund’s performance. Wells Fargo, Gilead and Allergan were the weakest contributors to the performance.

S&P 500 Index Fund	11

S&P 500 Index Fund

Performance Summary — September 30, 2016 (Unaudited)

Investment Profile

A mutual fund designed for investors who seek growth of capital and accumulation of income that corresponds to the investment return of the S&P 500® Composite Stock Index (“S&P 500® Index”). The Fund seeks to replicate the return of the S&P 500® Index while holding transaction costs low and minimizing portfolio turnover.

Morningstar Performance Comparison

Based on average annual returns for periods ended September 30, 2016

	One Year	Five Year	Ten Year
Number of funds in peer group	1,576	1,379	1,220
Peer group average annual total return	11.76%	14.15%	5.86%
Morningstar Category in peer group: Large Blend

Top Ten Largest Holdings

as of September 30, 2016 (as a % of Fair Value) (a)(b)

Apple Inc.	3.11%
Microsoft Corp.	2.29%
Exxon Mobil Corp.	1.85%
Amazon.com Inc.	1.68%
Johnson & Johnson	1.66%
Facebook Inc., Class A	1.51%
Berkshire Hathaway Inc., Class B	1.40%
General Electric Co.	1.35%
AT&T Inc.	1.28%
JPMorgan Chase & Co.	1.23%

Sector Allocation as of September 30, 2016

Portfolio composition as a % of Fair Value of $16,160 (in thousands) as of September 30, 2016 (a)(b)

Average Annual Total Return for the periods ended September 30, 2016

Investment Class Shares (Inception date: 11/25/97)

	One Year	Five Year	Ten Year	Ending Value of a $10,000 Investment
S&P 500 Index Fund	15.21%	16.21%	7.15%	$19,951
S&P 500 Index	15.43%	16.37%	7.24%	$20,114

Service Class Shares (Inception date: 9/30/05)

	One Year	Five Year	Ten Year	Ending Value of a $10,000 Investment
S&P 500 Index Fund	14.90%	15.90%	6.86%	$19,414
S&P 500 Index	15.43%	16.37%	7.24%	$20,114

12	S&P 500 Index Fund

S&P 500 Index Fund

Performance Summary, continued — September 30, 2016 (Unaudited)

(a)	Fair Value basis is inclusive of short-term investment in State Street Institutional U.S. Government Money Market Fund Class G Shares.

(b)	The securities information regarding holdings, allocations and other characteristics is presented to illustrate examples of securities that the Fund has bought and the diversity of areas in which the Fund may invest as of a particular date. It may not be representative of the Fund’s current or future investments and should not be construed as a recommendation to purchase or sell a particular security.

See Notes to Performance beginning on page 1 for further information, including an explanation of Morningstar peer categories.

Past performance does not predict future performance. The performance shown in the graphs and tables does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

S&P 500 Index Fund	13

S&P 500 Index Fund

Understanding Your Fund’s Expenses — September 30, 2016 (Unaudited)

As a shareholder of the Fund you incur ongoing costs. Ongoing costs include portfolio management fees, distribution and service fees (for Service Class shares) and trustees’ fees. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class of the Fund during the period. The information in the following table is based on an investment of $1,000, which is invested at the beginning of the period and held for the entire six-month period ended September 30, 2016.

Actual Expenses

The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your class under the heading “Expenses paid during the period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other funds.

Please note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs, such as sales charges or redemption fees, if any. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Investment Class	Actual Fund Return	Hypothetical 5% Return (2.5% for the period)
Actual Fund Return
Beginning Account Value April 1, 2016	$1,000.00	$1,000.00
Ending Account Value September 30, 2016	$1,064.30	$1,024.20
Expenses Paid During Period*	$0.83	$0.81

Service Class
Actual Fund Return
Beginning Account Value April 1, 2016	$1,000.00	$1,000.00
Ending Account value September 30, 2016	$1,062.50	$1,022.95
Expenses Paid During Period*	$2.11	$2.07

*	Expenses are equal to the Fund’s annualized expense ratio of 0.16% for Investment Class shares and 0.41% for Service Class shares (for the period April 1, 2016-September 30, 2016), multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

14	S&P 500 Index Fund

S&P 500 Index Fund

Schedule of Investments — September 30, 2016

	Number of Shares	Fair Value $

Common Stock - 95.2%†
Advertising - 0.1%
Omnicom Group Inc.	181	15,385
The Interpublic Group of Companies Inc.	396	8,851

		24,236

Aerospace & Defense - 1.9%
General Dynamics Corp.	227	35,221
L-3 Communications Holdings Inc.	61	9,195
Lockheed Martin Corp.	201	48,184
Northrop Grumman Corp.	142	30,381
Raytheon Co.	234	31,855
Rockwell Collins Inc.	109	9,193
Textron Inc.	209	8,308
The Boeing Co.	480	63,235
TransDigm Group Inc. (a)	45	13,010
United Technologies Corp.	624	63,398

		311,980

Agricultural & Farm Machinery - 0.1%
Deere & Co.	230	19,631

Agricultural Products - 0.1%
Archer-Daniels-Midland Co.	486	20,495

Air Freight & Logistics - 0.7%
CH Robinson Worldwide Inc.	101	7,117
Expeditors International of Washington Inc.	127	6,543
FedEx Corp.	197	34,412
United Parcel Service Inc., Class B	553	60,476

		108,548

Airlines - 0.5%
Alaska Air Group Inc.	100	6,586
American Airlines Group Inc.	470	17,207
Delta Air Lines Inc.	601	23,655
Southwest Airlines Co.	549	21,350
United Continental Holdings Inc. (a)	242	12,698

		81,496

Alternative Carriers - 0.1%
Level 3 Communications Inc. (a)	243	11,270

Aluminum - 0.1%
Alcoa Inc.	1,090	11,053

Apparel Retail - 0.6%
Foot Locker Inc.	100	6,772
L Brands Inc.	191	13,517
Ross Stores Inc.	345	22,183

	Number of Shares	Fair Value $
The Gap Inc.	220	4,893
The TJX Companies Inc.	525	39,259
Urban Outfitters Inc. (a)	78	2,693

		89,317

Apparel, Accessories & Luxury Goods - 0.4%
Coach Inc.	202	7,385
Hanesbrands Inc.	294	7,424
Michael Kors Holdings Ltd. (a)	136	6,364
PVH Corp.	68	7,514
Ralph Lauren Corp.	57	5,765
Under Armour Inc., Class A (a)	177	6,846
Under Armour Inc., Class C (a)	178	6,027
VF Corp.	288	16,142

		63,467

Application Software - 0.8%
Adobe Systems Inc. (a)	421	45,696
Autodesk Inc. (a)	188	13,598
Citrix Systems Inc. (a)	128	10,908
Intuit Inc.	213	23,432
salesforce.com Inc. (a)	537	38,304

		131,938

Asset Management & Custody Banks - 1.0%
Affiliated Managers Group Inc. (a)	53	7,669
Ameriprise Financial Inc.	150	14,966
BlackRock Inc.	100	36,246
Franklin Resources Inc.	311	11,062
Invesco Ltd.	344	10,757
Legg Mason Inc.	102	3,415
Northern Trust Corp.	180	12,238
State Street Corp. (e)	302	21,028
T Rowe Price Group Inc.	223	14,830
The Bank of New York Mellon Corp.	850	33,898

		166,109

Auto Parts & Equipment - 0.4%
BorgWarner Inc.	218	7,669
Delphi Automotive PLC	207	14,763
Johnson Controls International PLC	803	37,364

		59,796

Automobile Manufacturers - 0.4%
Ford Motor Co.	3,104	37,465
General Motors Co.	1,109	35,233

		72,698

Automotive Retail - 0.4%
Advance Auto Parts Inc.	58	8,649
AutoNation Inc. (a)	52	2,533
AutoZone Inc. (a)	26	19,977

See accompanying notes to financial statements.

S&P 500 Index Fund	15

S&P 500 Index Fund

Schedule of Investments, continued — September 30, 2016

	Number of Shares	Fair Value $

CarMax Inc. (a)	160	8,536
O’Reilly Automotive Inc. (a)	83	23,249

		62,944

Biotechnology - 2.8%
AbbVie Inc.	1,341	84,577
Alexion Pharmaceuticals Inc. (a)	195	23,895
Amgen Inc.	622	103,756
Biogen Inc. (a)	175	54,780
Celgene Corp. (a)	643	67,213
Gilead Sciences Inc.	1,073	84,896
Regeneron Pharmaceuticals Inc. (a)	62	24,925
Vertex Pharmaceuticals Inc. (a)	210	18,314

		462,356

Brewers - 0.1%
Molson Coors Brewing Co., Class B	150	16,470

Broadcasting - 0.2%
CBS Corp., Class B	360	19,707
Discovery Communications Inc., Class A (a)	109	2,934
Discovery Communications Inc., Class C (a)	208	5,473
Scripps Networks Interactive Inc., Class A	74	4,698
TEGNA Inc.	213	4,656

		37,468

Building Products - 0.1%
Allegion PLC	75	5,168
Fortune Brands Home & Security Inc.	118	6,856
Masco Corp.	261	8,955

		20,979

Cable & Satellite - 1.1%
Charter Communications Inc., Class A (a)	180	48,595
Comcast Corp., Class A	1,998	132,547

		181,142

Casinos & Gaming - 0.0%*
Wynn Resorts Ltd.	68	6,625

Commodity Chemicals - 0.1%
LyondellBasell Industries N.V., Class A	283	22,827

Communications Equipment - 1.0%
Cisco Systems Inc.	4,159	131,923
F5 Networks Inc. (a)	56	6,980

	Number of Shares	Fair Value $
Harris Corp.	89	8,153
Juniper Networks Inc.	346	8,325
Motorola Solutions Inc.	131	9,993

		165,374

Computer & Electronics Retail - 0.1%
Best Buy Company Inc.	228	8,705

Construction & Engineering - 0.1%
Fluor Corp.	137	7,031
Jacobs Engineering Group Inc. (a)	92	4,758
Quanta Services Inc. (a)	105	2,939

		14,728

Construction Machinery & Heavy Trucks - 0.5%
Caterpillar Inc.	463	41,100
Cummins Inc.	120	15,378
PACCAR Inc.	297	17,458

		73,936

Construction Materials - 0.1%
Martin Marietta Materials Inc.	53	9,493
Vulcan Materials Co.	112	12,738

		22,231

Consumer Electronics - 0.1%
Garmin Ltd.	112	5,388
Harman International Industries Inc.	69	5,827

		11,215

Consumer Finance - 0.7%
American Express Co.	642	41,114
Capital One Financial Corp.	402	28,876
Discover Financial Services	317	17,926
Navient Corp.	256	3,704
Synchrony Financial	713	19,964

		111,584

Copper - 0.1%
Freeport-McMoRan Inc. (a)	1,121	12,174

Data Processing & Outsourced Services - 2.3%
Alliance Data Systems Corp. (a)	49	10,512
Automatic Data Processing Inc.	360	31,752
Fidelity National Information Services Inc.	270	20,798
Fiserv Inc. (a)	189	18,800
Global Payments Inc.	121	9,288
Mastercard Inc., Class A	780	79,381
Paychex Inc.	269	15,567
PayPal Holdings Inc. (a)	926	37,938
The Western Union Co.	381	7,932

See accompanying notes to financial statements.

16	S&P 500 Index Fund

S&P 500 Index Fund

Schedule of Investments, continued — September 30, 2016

	Number of Shares	Fair Value $

Total System Services Inc.	164	7,733
Visa Inc., Class A	1,575	130,252
Xerox Corp.	702	7,111

		377,064

Department Stores - 0.1%
Kohl’s Corp.	185	8,094
Macy’s Inc.	242	8,966
Nordstrom Inc.	132	6,848

		23,908

Distillers & Vintners - 0.2%
Brown-Forman Corp., Class B	142	6,736
Constellation Brands Inc., Class A	151	25,140

		31,876

Distributors - 0.1%
Genuine Parts Co.	124	12,456
LKQ Corp. (a)	218	7,730

		20,186

Diversified Banks - 4.2%
Bank of America Corp.	8,496	132,962
Citigroup Inc.	2,430	114,769
Comerica Inc.	171	8,092
JPMorgan Chase & Co.	2,979	198,372
U.S. Bancorp	1,297	55,628
Wells Fargo & Co. (l)	3,746	165,873

		675,696

Diversified Chemicals - 0.6%
Eastman Chemical Co.	106	7,174
EI du Pont de Nemours & Co.	696	46,611
The Dow Chemical Co.	895	46,388

		100,173

Diversified Support Services - 0.1%
Cintas Corp.	85	9,571

Drug Retail - 0.8%
CVS Health Corp.	864	76,887
Walgreens Boots Alliance Inc.	691	55,709

		132,596

Electric Utilities - 2.0%
Alliant Energy Corp.	200	7,662
American Electric Power Company Inc.	423	27,161
Duke Energy Corp.	549	43,942
Edison International	277	20,013
Entergy Corp.	149	11,433

	Number of Shares	Fair Value $
Eversource Energy	267	14,466
Exelon Corp.	792	26,366
FirstEnergy Corp.	354	11,710
NextEra Energy Inc.	385	47,093
PG&E Corp.	413	25,263
Pinnacle West Capital Corp.	93	7,067
PPL Corp.	575	19,878
The Southern Co.	791	40,578
Xcel Energy Inc.	429	17,649

		320,281

Electrical Components & Equipment - 0.5%
Acuity Brands Inc.	40	10,584
AMETEK Inc.	194	9,269
Eaton Corporation PLC	394	25,890
Emerson Electric Co.	505	27,528
Rockwell Automation Inc.	110	13,457

		86,728

Electronic Components - 0.2%
Amphenol Corp., Class A	259	16,815
Corning Inc.	885	20,930

		37,745

Electronic Equipment & Instruments - 0.0%*
FLIR Systems Inc.	100	3,142

Electronic Manufacturing Services - 0.1%
TE Connectivity Ltd.	293	18,863

Environmental & Facilities Services - 0.2%
Republic Services Inc.	197	9,939
Stericycle Inc. (a)	83	6,652
Waste Management Inc.	353	22,507

		39,098

Fertilizers & Agricultural Chemicals - 0.3%
CF Industries Holdings Inc.	227	5,528
FMC Corp.	128	6,188
Monsanto Co.	346	35,361
The Mosaic Co.	327	7,998

		55,075

Financial Exchanges & Data - 0.7%
CME Group Inc.	265	27,698
Intercontinental Exchange Inc.	102	27,475
Moody’s Corp.	142	15,376
Nasdaq Inc.	95	6,416
S&P Global Inc.	227	28,729

		105,694

See accompanying notes to financial statements.

S&P 500 Index Fund	17

S&P 500 Index Fund

Schedule of Investments, continued — September 30, 2016

	Number of Shares	Fair Value $

Food Distributors - 0.1%
Sysco Corp.	448	21,956

Food Retail - 0.2%
The Kroger Co.	748	22,200
Whole Foods Market Inc.	265	7,513

		29,713

Footwear - 0.4%
NIKE Inc., Class B	1,112	58,547

General Merchandise Stores - 0.4%
Dollar General Corp.	214	14,978
Dollar Tree Inc. (a)	198	15,628
Target Corp.	466	32,005

		62,611

Gold - 0.1%
Newmont Mining Corp.	448	17,602

Health Care REITs - 0.3%
HCP Inc.	389	14,763
Ventas Inc.	279	19,706
Welltower Inc.	277	20,711

		55,180

Healthcare Distributors - 0.5%
AmerisourceBergen Corp.	137	11,067
Cardinal Health Inc.	283	21,989
Henry Schein Inc. (a)	69	11,246
McKesson Corp.	178	29,681
Patterson Companies Inc.	79	3,629

		77,612

Healthcare Equipment - 2.5%
Abbott Laboratories	1,173	49,606
Baxter International Inc.	404	19,230
Becton Dickinson and Co.	167	30,015
Boston Scientific Corp. (a)	1,131	26,918
CR Bard Inc.	62	13,905
Danaher Corp.	504	39,509
Edwards Lifesciences Corp. (a)	163	19,651
Hologic Inc. (a)	200	7,766
Intuitive Surgical Inc. (a)	29	21,020
Medtronic PLC	1,140	98,496
St Jude Medical Inc.	234	18,664
Stryker Corp.	263	30,616
Varian Medical Systems Inc. (a)	94	9,356
Zimmer Biomet Holdings Inc.	165	21,453

		406,205

	Number of Shares	Fair Value $
Healthcare Facilities - 0.2%
HCA Holdings Inc. (a)	261	19,739
Universal Health Services Inc., Class B	75	9,242

		28,981

Healthcare Services - 0.4%
DaVita Inc. (a)	138	9,118
Express Scripts Holding Co. (a)	502	35,406
Laboratory Corporation of America Holdings (a)	85	11,686
Quest Diagnostics Inc.	112	9,478

		65,688

Healthcare Supplies - 0.1%
DENTSPLY SIRONA Inc.	202	12,005
The Cooper Companies Inc.	40	7,170

		19,175

Healthcare Technology - 0.1%
Cerner Corp. (a)	255	15,746

Home Building - 0.1%
DR Horton Inc.	238	7,188
Lennar Corp., Class A	174	7,367
PulteGroup Inc.	245	4,910

		19,465

Home Entertainment Software - 0.3%
Activision Blizzard Inc.	563	24,941
Electronic Arts Inc. (a)	249	21,264

		46,205

Home Furnishing Retail - 0.0%*
Bed Bath & Beyond Inc.	102	4,397

Home Furnishings - 0.1%
Leggett & Platt Inc.	110	5,014
Mohawk Industries Inc. (a)	53	10,618

		15,632

Home Improvement Retail - 1.1%
Lowe’s Companies Inc.	709	51,197
The Home Depot Inc.	1,028	132,283

		183,480

Hotel & Resort REITs - 0.1%
Host Hotels & Resorts Inc.	594	9,249

Hotels, Resorts & Cruise Lines - 0.3%
Carnival Corp.	383	18,698
Marriott International Inc., Class A	270	18,179

See accompanying notes to financial statements.

18	S&P 500 Index Fund

S&P 500 Index Fund

Schedule of Investments, continued — September 30, 2016

	Number of Shares	Fair Value $

Royal Caribbean Cruises Ltd.	141	10,568
Wyndham Worldwide Corp.	77	5,185

		52,630

Household Appliances - 0.1%
Whirlpool Corp.	64	10,378

Household Products - 1.9%
Church & Dwight Company Inc.	216	10,351
Colgate-Palmolive Co.	713	52,862
Kimberly-Clark Corp.	286	36,076
The Clorox Co.	108	13,519
The Procter & Gamble Co.	2,197	197,181

		309,989

Housewares & Specialties - 0.1%
Newell Brands Inc.	398	20,959

Human Resource & Employment Services - 0.0%*
Robert Half International Inc.	104	3,937

Hypermarkets & Super Centers - 0.9%
Costco Wholesale Corp.	351	53,531
Wal-Mart Stores Inc.	1,266	91,304

		144,835

Independent Power Producers & Energy Traders - 0.1%
AES Corp.	649	8,339
NRG Energy Inc.	237	2,657

		10,996

Industrial Conglomerates - 2.4%
3M Co.	503	88,644
General Electric Co. (o)	7,392	218,951
Honeywell International Inc.	612	71,353
Roper Technologies Inc.	85	15,510

		394,458

Industrial Gases - 0.3%
Air Products & Chemicals Inc.	167	25,107
Praxair Inc.	246	29,724

		54,831

Industrial Machinery - 0.8%
Dover Corp.	112	8,248
Flowserve Corp.	126	6,078
Fortive Corp.	275	13,998
Illinois Tool Works Inc.	254	30,439
Ingersoll-Rand PLC	215	14,607
Parker-Hannifin Corp.	113	14,185
Pentair PLC	130	8,351
Snap-on Inc.	57	8,662

	Number of Shares	Fair Value $
Stanley Black & Decker Inc.	129	15,864
Xylem Inc.	143	7,500

		127,932

Industrial REITs - 0.1%
Prologis Inc. REIT	408	21,844

Insurance Brokers - 0.5%
Aon PLC	206	23,173
Arthur J Gallagher & Co.	152	7,732
Marsh & McLennan Companies Inc.	449	30,195
Willis Towers Watson PLC	123	16,331

		77,431

Integrated Oil & Gas - 3.1%
Chevron Corp.	1,557	160,247
Exxon Mobil Corp.	3,417	298,236
Occidental Petroleum Corp.	608	44,335

		502,818

Integrated Telecommunication Services - 2.5%
AT&T Inc.	5,077	206,177
CenturyLink Inc.	456	12,508
Frontier Communications Corp.	1,121	4,663
Verizon Communications Inc.	3,364	174,861

		398,209

Internet & Direct Marketing Retail - 2.4%
Amazon.com Inc. (a)	325	272,126
Expedia Inc.	99	11,555
Netflix Inc. (a)	337	33,211
The Priceline Group Inc. (a)	40	58,860
TripAdvisor Inc. (a)	110	6,950

		382,702

Internet Software & Services - 4.3%
Akamai Technologies Inc. (a)	124	6,571
Alphabet Inc., Class A (a)	242	194,582
Alphabet Inc., Class C (a)	244	189,659
eBay Inc. (a)	826	27,175
Facebook Inc., Class A (a)	1,906	244,483
VeriSign Inc. (a)	95	7,433
Yahoo! Inc. (a)	751	32,368

		702,271

Investment Banking & Brokerage - 0.8%
E*TRADE Financial Corp. (a)	285	8,299
Morgan Stanley	1,195	38,312
The Charles Schwab Corp.	942	29,739
The Goldman Sachs Group Inc.	308	49,671

		126,021

See accompanying notes to financial statements.

S&P 500 Index Fund	19

S&P 500 Index Fund

Schedule of Investments, continued — September 30, 2016

	Number of Shares	Fair Value $

IT Consulting & Other Services - 1.3%
Accenture PLC, Class A	499	60,963
Cognizant Technology Solutions Corp., Class A (a)	476	22,710
CSRA Inc.	97	2,609
International Business Machines Corp.	717	113,896
Teradata Corp. (a)	125	3,875

		204,053

Leisure Products - 0.1%
Hasbro Inc.	109	8,647
Mattel Inc.	245	7,419

		16,066

Life & Health Insurance - 0.8%
Aflac Inc.	323	23,214
Lincoln National Corp.	198	9,302
MetLife Inc.	871	38,698
Principal Financial Group Inc.	225	11,590
Prudential Financial Inc.	346	28,251
Torchmark Corp.	111	7,092
Unum Group	236	8,333

		126,480

Life Sciences Tools & Services - 0.7%
Agilent Technologies Inc.	275	12,950
Illumina Inc. (a)	125	22,707
Mettler-Toledo International Inc. (a)	20	8,397
PerkinElmer Inc.	86	4,825
Thermo Fisher Scientific Inc.	314	49,945
Waters Corp. (a)	67	10,619

		109,443

Managed Healthcare - 1.4%
Aetna Inc.	277	31,980
Anthem Inc.	207	25,939
Centene Corp. (a)	145	9,709
Cigna Corp.	201	26,194
Humana Inc.	127	22,465
UnitedHealth Group Inc.	787	110,180

		226,467

Metal & Glass Containers - 0.1%
Ball Corp.	133	10,899
Owens-Illinois Inc. (a)	104	1,913

		12,812

Motorcycle Manufacturers - 0.0%*
Harley-Davidson Inc.	148	7,783

	Number of Shares	Fair Value $
Movies & Entertainment - 1.3%
The Walt Disney Co.	1,235	114,682
Time Warner Inc.	627	49,915
Twenty-First Century Fox Inc., Class A	854	20,684
Twenty-First Century Fox Inc., Class B	402	9,946
Viacom Inc., Class B	289	11,011

		206,238

Multi-Line Insurance - 0.5%
American International Group Inc.	839	49,786
Assurant Inc.	63	5,812
Loews Corp.	221	9,094
The Hartford Financial Services Group Inc.	355	15,201

		79,893

Multi-Sector Holdings - 1.4%
Berkshire Hathaway Inc., Class B (a)	1,566	226,240
Leucadia National Corp.	258	4,912

		231,152

Multi-Utilities - 1.0%
Ameren Corp.	193	9,492
CenterPoint Energy Inc.	307	7,132
CMS Energy Corp.	222	9,326
Consolidated Edison Inc.	251	18,900
Dominion Resources Inc.	519	38,546
DTE Energy Co.	150	14,050
NiSource Inc.	307	7,402
Public Service Enterprise Group Inc.	431	18,046
SCANA Corp.	102	7,382
Sempra Energy	196	21,009
WEC Energy Group Inc.	266	15,928

		167,213

Office REITs - 0.3%
Boston Properties Inc.	130	17,718
SL Green Realty Corp.	72	7,783
Vornado Realty Trust	149	15,080

		40,581

Office Services & Supplies - 0.0%*
Pitney Bowes Inc.	141	2,561

Oil & Gas Drilling - 0.1%
Helmerich & Payne Inc.	84	5,653
Transocean Ltd.	241	2,569

		8,222

See accompanying notes to financial statements.

20	S&P 500 Index Fund

S&P 500 Index Fund

Schedule of Investments, continued — September 30, 2016

	Number of Shares	Fair Value $

Oil & Gas Equipment & Services - 1.0%
Baker Hughes Inc.	371	18,724
FMC Technologies Inc. (a)	220	6,528
Halliburton Co.	676	30,339
National Oilwell Varco Inc.	311	11,426
Schlumberger Ltd.	1,152	90,593

		157,610

Oil & Gas Exploration & Production - 1.7%
Anadarko Petroleum Corp.	424	26,865
Apache Corp.	321	20,502
Cabot Oil & Gas Corp.	400	10,320
Chesapeake Energy Corp. (a)	346	2,169
Cimarex Energy Co.	68	9,137
Concho Resources Inc. (a)	105	14,422
ConocoPhillips	983	42,731
Devon Energy Corp.	455	20,070
EOG Resources Inc.	435	42,069
EQT Corp.	148	10,748
Hess Corp.	235	12,601
Marathon Oil Corp.	733	11,589
Murphy Oil Corp.	124	3,769
Newfield Exploration Co. (a)	159	6,910
Noble Energy Inc.	360	12,866
Pioneer Natural Resources Co.	140	25,991
Range Resources Corp.	129	4,999
Southwestern Energy Co. (a)	407	5,633

		283,391

Oil & Gas Refining & Marketing - 0.5%
Marathon Petroleum Corp.	403	16,358
Phillips 66	367	29,562
Tesoro Corp.	118	9,388
Valero Energy Corp.	404	21,412

		76,720

Oil & Gas Storage & Transportation - 0.5%
Kinder Morgan Inc.	1,584	36,638
ONEOK Inc.	200	10,278
Spectra Energy Corp.	565	24,154
The Williams Companies Inc.	572	17,577

		88,647

Packaged Foods & Meats - 1.5%
Campbell Soup Co.	142	7,767
ConAgra Foods Inc.	367	17,289
General Mills Inc.	469	29,960
Hormel Foods Corp.	191	7,245
Kellogg Co.	192	14,874
McCormick & Company Inc.	91	9,093
Mead Johnson Nutrition Co.	165	13,037
Mondelez International Inc., Class A	1,241	54,480

	Number of Shares	Fair Value $
The Hershey Co.	119	11,376
The JM Smucker Co.	101	13,689
The Kraft Heinz Co.	502	44,934
Tyson Foods Inc., Class A	246	18,369

		242,113

Paper Packaging - 0.3%
Avery Dennison Corp.	88	6,846
International Paper Co.	346	16,601
Sealed Air Corp.	192	8,797
WestRock Co.	196	9,502

		41,746

Personal Products - 0.1%
The Estee Lauder Companies Inc., Class A	188	16,649

Pharmaceuticals - 5.2%
Allergan PLC (a)	328	75,542
Bristol-Myers Squibb Co.	1,382	74,517
Eli Lilly & Co.	778	62,442
Endo International PLC (a)	204	4,111
Johnson & Johnson	2,267	267,801
Mallinckrodt PLC (a)	73	5,094
Merck & Company Inc.	2,288	142,794
Mylan N.V. (a)	370	14,104
Perrigo Company PLC	114	10,526
Pfizer Inc.	5,005	169,519
Zoetis Inc.	408	21,220

		847,670

Property & Casualty Insurance - 0.8%
Chubb Ltd.	370	46,490
Cincinnati Financial Corp.	106	7,995
The Allstate Corp.	323	22,345
The Progressive Corp.	494	15,561
The Travelers Companies Inc.	229	26,232
XL Group Ltd.	239	8,038

		126,661

Publishing - 0.0%*
News Corp., Class A	366	5,116
News Corp., Class B	40	569

		5,685

Railroads - 0.8%
CSX Corp.	825	25,163
Kansas City Southern	77	7,186
Norfolk Southern Corp.	256	24,847
Union Pacific Corp.	674	65,735

		122,931

See accompanying notes to financial statements.

S&P 500 Index Fund	21

S&P 500 Index Fund

Schedule of Investments, continued — September 30, 2016

	Number of Shares	Fair Value $

Real Estate Services - 0.0%*
CBRE Group Inc., Class A (a)	283	7,918

Regional Banks - 1.0%
BB&T Corp.	682	25,725
Citizens Financial Group Inc.	500	12,355
Fifth Third Bancorp	651	13,319
Huntington Bancshares Inc.	775	7,642
KeyCorp	915	11,136
M&T Bank Corp.	134	15,557
People’s United Financial Inc.	297	4,699
Regions Financial Corp.	1,070	10,561
SunTrust Banks Inc.	384	16,819
The PNC Financial Services Group Inc.	394	35,495
Zions Bancorporation	153	4,746

		158,054

Research & Consulting Services - 0.3%
Equifax Inc.	100	13,458
Nielsen Holdings PLC	305	16,339
The Dun & Bradstreet Corp.	26	3,552
Verisk Analytics Inc. (a)	128	10,404

		43,753

Residential REITs - 0.4%
Apartment Investment & Management Co., Class A	151	6,932
AvalonBay Communities Inc.	117	20,807
Equity Residential	312	20,071
Essex Property Trust Inc.	54	12,026
UDR Inc.	218	7,846

		67,682

Restaurants - 1.2%
Chipotle Mexican Grill Inc. (a)	26	11,011
Darden Restaurants Inc.	112	6,868
McDonald’s Corp.	707	81,559
Starbucks Corp.	1,176	63,669
Yum! Brands Inc.	320	29,059

		192,166

Retail REITs - 0.7%
Federal Realty Investment Trust	60	9,236
General Growth Properties Inc.	488	13,469
Kimco Realty Corp.	335	9,698
Realty Income Corp.	210	14,055
Simon Property Group Inc.	259	53,615
The Macerich Co.	103	8,330

		108,403

	Number of Shares	Fair Value $
Semiconductor Equipment - 0.3%
Applied Materials Inc.	935	28,190
KLA-Tencor Corp.	113	7,877
Lam Research Corp.	132	12,502

		48,569

Semiconductors - 2.8%
Analog Devices Inc.	261	16,821
Broadcom Ltd.	326	56,242
First Solar Inc. (a)	72	2,843
Intel Corp.	3,903	147,338
Linear Technology Corp.	188	11,147
Microchip Technology Inc.	198	12,304
Micron Technology Inc. (a)	844	15,006
NVIDIA Corp.	431	29,532
Qorvo Inc. (a)	101	5,630
QUALCOMM Inc.	1,216	83,296
Skyworks Solutions Inc.	159	12,106
Texas Instruments Inc.	802	56,284
Xilinx Inc.	211	11,466

		460,015

Soft Drinks - 1.8%
Dr Pepper Snapple Group Inc.	157	14,336
Monster Beverage Corp. (a)	116	17,030
PepsiCo Inc.	1,194	129,871
The Coca-Cola Co.	3,218	136,186

		297,423

Specialized Consumer Services - 0.0%*
H&R Block Inc.	229	5,301

Specialized REITs - 1.0%
American Tower Corp.	357	40,459
Crown Castle International Corp.	281	26,473
Digital Realty Trust Inc.	119	11,557
Equinix Inc.	54	19,454
Extra Space Storage Inc.	108	8,576
Iron Mountain Inc.	185	6,943
Public Storage	116	25,884
Weyerhaeuser Co.	576	18,398

		157,744

Specialty Chemicals - 0.5%
Albemarle Corp.	100	8,549
Ecolab Inc.	206	25,074
International Flavors & Fragrances Inc.	57	8,149
PPG Industries Inc.	229	23,670
The Sherwin-Williams Co.	67	18,536

		83,978

See accompanying notes to financial statements.

22	S&P 500 Index Fund

S&P 500 Index Fund

Schedule of Investments, continued — September 30, 2016

	Number of Shares	Fair Value $

Specialty Stores - 0.2%
Signet Jewelers Ltd.	77	5,739
Staples Inc.	503	4,300
Tiffany & Co.	108	7,844
Tractor Supply Co.	111	7,476
Ulta Salon Cosmetics & Fragrance Inc. (a)	56	13,327

		38,686

Steel - 0.1%
Nucor Corp.	266	13,154

Systems Software - 3.1%
CA Inc.	241	7,972
Microsoft Corp.	6,428	370,253
Oracle Corp.	2,482	97,493
Red Hat Inc. (a)	152	12,286
Symantec Corp.	527	13,228

		501,232

Technology Hardware, Storage & Peripherals - 3.6%
Apple Inc.	4,445	502,507
Hewlett Packard Enterprise Co.	1,426	32,441
HP Inc.	1,318	20,469
NetApp Inc.	284	10,173
Seagate Technology PLC	292	11,257
Western Digital Corp.	225	13,156

		590,003

Tires & Rubber - 0.1%
The Goodyear Tire & Rubber Co.	262	8,463

Tobacco - 1.6%
Altria Group Inc.	1,619	102,370

	Number of Shares	Fair Value $
Philip Morris International Inc.	1,283	124,733
Reynolds American Inc.	654	30,836

		257,939

Trading Companies & Distributors - 0.2%
Fastenal Co.	241	10,069
United Rentals Inc. (a)	90	7,064
WW Grainger Inc.	47	10,568

		27,701

Trucking - 0.1%
JB Hunt Transport Services Inc.	87	7,059
Ryder System Inc.	38	2,506

		9,565

Water Utilities - 0.1%
American Water Works Company Inc.	156	11,675

Total Common Stock (Cost $12,965,120)		15,458,384

Short-Term Investments - 4.3%
State Street Institutional U.S. Government Money Market Fund - Class G Shares 0.31% (Cost $701,455) (d)(l)(m)	701,455	701,455

Total Investments (Cost $13,666,575)		16,159,839

Other Assets and Liabilities, net - 0.5%		74,974

NET ASSETS - 100.0%		16,234,813

Other Information:

The Fund had the following long futures contracts open at September 30, 2016:

Description	Expiration date	Number of Contracts	Current Notional Value	Unrealized Appreciation

S&P 500 Emini Index Futures	December 2016	7	$756,140	$4,441

Affiliate Table

	Number of Shares Held at 9/30/15	Value At 9/30/15	Shares Purchased	Shares Sold	Number of Shares Held at 9/30/16	Value at 9/30/16	Dividend/ Interest Income	Realized Gain (Loss)
General Electric Co.*	15,333	$386,698	1,497	9,438	7,392	$218,951	$8,882	$99,102
State Street Corp.	637	42,813	29	364	302	21,028	562	7,711
State Street Institutional U.S. Government Money Market Fund - Class G Shares	1,221,898	1,221,898	6,017,076	6,537,519	701,455	701,455	1,406	—

						$941,434	$10,850	$106,813

*	Non-affiliated investment as of September 30, 2016.

See accompanying notes to financial statements.

S&P 500 Index Fund	23

U.S. Large-Cap Core Equity Fund

Portfolio Management Discussion and Analysis — September 30, 2016 (Unaudited)

Q.	How did the GE Institutional U.S. Large-Cap Core Equity Fund perform compared to its benchmark and Morningstar peer group for the twelve-month period ended September 30, 2016?

A.	For the twelve-month period ended September 30, 2016, the GE Institutional U.S. Large-Cap Core Equity Fund returned 11.67% for the Investment Class shares and 11.58% for the Service Class shares. The Fund’s benchmark, the S&P 500 Index returned 15.43% and the Fund’s Morningstar peer group of 1,576 U.S. Large Blend funds returned an average of 11.76% over the same period.

Q.	What market conditions impacted the Fund’s performance?

A.	It was a volatile year for U.S. stocks. However, the market climbed a wall of worry and turned in solid double-digit gains in the last 12 months. Markets rebounded from serial concerns ranging from China’s currency devaluation at the beginning of the period, to global slowdown and recession fears in early 2016, to Britain’s astonishing referendum vote to leave the European Union in late June. Despite these uncertainties, U.S. stocks ended the year near all-time highs.

Plunging worldwide interest rates motivated equity investors to reach for yield, causing defensive telecomm, utilities and staples to outperform (and become richly valued, in our view). Commodity prices were stronger this year helping the materials and energy sectors to outperform. Also strong were the cyclical industrials and information technology sectors. Rallies in semiconductors, internet and software companies underpinned strength in technology stocks.

Only three sectors underperformed the S&P 500 broad market return: financials, consumer discretionary and health care. Sector performance in financials was dampened by poor performance of rate-sensitive banks and life insurance companies. Consumer discretionary — last year’s top-performing sector — took a breather as investors fretted a slowdown in consumer spending and disruption of traditional media. Health care stocks were pressured by negative election year rhetoric around drug pricing.

Q.	What were the drivers behind Fund performance?

A.	The Fund performed approximately in-line with Morningstar’s average U.S. Large Blend manager in a challenging investment environment, underperforming the S&P 500 Index. Given our relative value approach, the portfolio was underweight defensive sectors that rallied (e.g., telecommunications, utilities and consumer staples). Financials weighed on returns, led by rate-sensitive insurance companies and banks, and asset managers that lagged. We reduced financials exposure during the period to reflect the Federal Reserve’s pushed-out path to interest rate normalization. Within consumer discretionary and information technology, not owning expensive growth-oriented Internet companies hurt relative performance. The Fund also failed to capture all of the upside in the commodity sectors, given an underweight in materials and underperformance among some of the Fund’s oil exploration and production holdings in energy.

Strong stock selection in health care offered a bright spot, helping performance. The Fund emphasized health care device companies that seemed to stay out of the cross hairs of negative drug pricing rhetoric. The Fund’s pharmaceutical holdings outperformed, not only in the reach for dividend yield but due to strong pipelines and fundamentals in many cases. Finally, the Fund benefited from strong stock selection in REITs, another yield sector.

The Fund does not invest in derivatives securities as part of its strategy, but may hold futures contracts or ETFs to equitize cash flows in advance of investment. The effect of derivatives on performance was de minimis for the year.

Q.	Were there any significant changes in the Fund during the period?

A.	There were no changes during the period in the portfolio management team or the team’s approach to investing. Health care has remained a key sector overweight. However, the Fund significantly reduced its industrials exposure during the year, taking profits as the global growth outlook faded on the margin. We initiated an overweight in utilities. The Fund also increased its exposure to energy and materials, reflecting our outlook for better fundamentals and commodity prices. Finally, the Fund increased its underweights in consumer staples and telecommunications, reflecting the lack of relative value in those sectors.

24	U.S. Large-Cap Core Equity Fund

U.S. Large-Cap Core Equity Fund

Performance Summary — September 30, 2016 (Unaudited)

Investment Profile

A mutual fund designed for investors who seek long-term growth of capital and future income. The Fund seeks to achieve its investment objectives by investing at least 80% of its net assets under normal circumstances in equity securities of large-capitalization U.S. companies, such as common and preferred stocks. The Fund invests in U.S. large-cap companies (meaning companies with a market capitalization of $8 billion or more) that the portfolio managers believe are undervalued by the market but have solid growth prospects.

Morningstar Performance Comparison

Based on average annual returns for periods ended September 30, 2016

	One Year	Five Year	Ten Year
Number of funds in peer group	1,576	1,379	1,220
Peer group average annual total return	11.76%	14.15%	5.86%
Morningstar Category in peer group: Large Blend

Top Ten Largest Holdings

as of September 30, 2016 (as a % of Fair Value) (a)(b)

Alphabet Inc., Class A	3.40%
Apple Inc.	3.02%
Johnson & Johnson	2.60%
Merck & Company Inc.	2.59%
Bank of America Corp.	2.59%
QUALCOMM Inc.	2.45%
Comcast Corp., Class A	2.33%
PepsiCo Inc.	2.32%
Amgen Inc.	2.26%
Cisco Systems Inc.	2.22%

Sector Allocation as of September 30, 2016

Portfolio composition as a % of Fair Value of $53,505 (in thousands) as of September 30, 2016 (a)(b)

Average Annual Total Return for the periods ended September 30, 2016

Investment Class Shares (Inception date: 2/2/00)

	One Year	Five Year	Ten Year	Ending Value of a $10,000 Investment
U.S. Large- Cap Core Equity Fund	11.67%	14.59%	7.02%	$19,710
S&P 500 Index	15.43%	16.37%	7.24%	$20,114

Service Class Shares (Inception date: 9/30/05)

	One Year	Five Year	Ten Year	Ending Value of a $10,000 Investment
U.S. Large- Cap Core Equity Fund	11.58%	14.35%	6.78%	$19,276
S&P 500 Index	15.43%	16.37%	7.24%	$20,114

U.S. Large-Cap Core Equity Fund	25

U.S. Large-Cap Core Equity Fund

Performance Summary, continued — September 30, 2016 (Unaudited)

(a)	Fair Value basis is inclusive of short-term investment in State Street Institutional U.S. Government Money Market Fund Class G Shares.

(b)	The securities information regarding holdings, allocations and other characteristics is presented to illustrate examples of securities that the Fund has bought and the diversity of areas in which the Fund may invest as of a particular date. It may not be representative of the Fund’s current or future investments and should not be construed as a recommendation to purchase or sell a particular security.

See Notes to Performance beginning on page 1 for further information, including an explanation of Morningstar peer categories.

Past performance does not predict future performance. The performance shown in the graphs and tables does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

26	U.S. Large-Cap Core Equity Fund

U.S. Large-Cap Core Equity Fund

Understanding Your Fund’s Expenses — September 30, 2016 (Unaudited)

As a shareholder of the Fund you incur ongoing costs. Ongoing costs include portfolio management fees, distribution and service fees (for Service Class shares) and trustees’ fees. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class of the Fund during the period. The information in the following table is based on an investment of $1,000, which is invested at the beginning of the period and held for the entire six-month period ended September 30, 2016.

Actual Expenses

The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your class under the heading “Expenses paid during the period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other funds.

Please note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs, such as sales charges or redemption fees, if any. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Investment Class	Actual Fund Return	Hypothetical 5% Return (2.5% for the period)
Actual Fund Return
Beginning Account Value April 1, 2016	$1,000.00	$1,000.00
Ending Account Value September 30, 2016	$1,059.90	$1,022.50
Expenses Paid During Period*	$2.57	$2.53

Service Class
Actual Fund Return
Beginning Account Value April 1, 2016	$1,000.00	$1,000.00
Ending Account Value September 30, 2016	$1,060.50	$1,021.25
Expenses Paid During Period*	$3.86	$3.79

*	Expenses are equal to the Fund’s annualized expense ratio of 0.50%** for Investment Class shares and 0.75%** for Service Class shares (for the period April 1, 2016-September 30, 2016, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).
**	May differ from expense ratio disclosed in the financial highlights, which is calculated based on the entire fiscal year’s data.

U.S. Large-Cap Core Equity Fund	27

U.S. Large-Cap Core Equity Fund

Schedule of Investments — September 30, 2016

	Number of Shares	Fair Value $

Common Stock - 97.9%†
Aerospace & Defense - 3.8%
General Dynamics Corp.	6,013	932,977
Hexcel Corp.	12,264	543,295
The Boeing Co.	4,330	570,434

		2,046,706

Agricultural Products - 0.9%
Archer-Daniels-Midland Co.	10,923	460,623

Airlines - 1.2%
Delta Air Lines Inc.	15,589	613,583

Apparel, Accessories & Luxury Goods - 1.0%
VF Corp.	9,753	546,656

Asset Management & Custody Banks - 2.7%
Ameriprise Financial Inc.	8,727	870,693
Invesco Ltd.	18,017	563,391

		1,434,084

Auto Parts & Equipment - 1.7%
Delphi Automotive PLC	12,855	916,819

Automobile Manufacturers - 0.7%
Ford Motor Co.	32,574	393,168

Automotive Retail - 1.1%
Advance Auto Parts Inc.	3,785	564,419

Biotechnology - 3.7%
Amgen Inc.	7,255	1,210,207
Gilead Sciences Inc.	9,736	770,312

		1,980,519

Cable & Satellite - 2.3%
Comcast Corp., Class A	18,792	1,246,661

Communications Equipment - 2.2%
Cisco Systems Inc.	37,436	1,187,470

Consumer Finance - 1.7%
Discover Financial Services	16,200	916,110

Diversified Banks - 8.3%
Bank of America Corp.	88,554	1,385,870
Citigroup Inc.	18,536	875,455
JPMorgan Chase & Co.	15,504	1,032,411
Wells Fargo & Co.	24,856	1,100,624

		4,394,360

	Number of Shares	Fair Value $
Drug Retail - 0.4%
CVS Health Corp.	2,324	206,813

Electric Utilities - 2.3%
Exelon Corp.	7,886	262,525
NextEra Energy Inc.	7,774	950,916

		1,213,441

General Merchandise Stores - 1.2%
Dollar General Corp.	9,436	660,426

Gold - 1.1%
Newmont Mining Corp.	14,365	564,401

Healthcare Equipment - 5.3%
Boston Scientific Corp. (a)	44,538	1,060,004
Medtronic PLC	12,966	1,120,262
Stryker Corp.	5,604	652,362

		2,832,628

Home Improvement Retail - 1.0%
Lowe’s Companies Inc.	7,648	552,262

Hotels, Resorts & Cruise Lines - 0.9%
Hilton Worldwide Holdings Inc.	20,644	473,367

Household Products - 0.4%
The Procter & Gamble Co.	2,509	225,183

Housewares & Specialties - 1.5%
Newell Brands Inc.	14,918	785,582

Independent Power Producers & Energy Traders - 1.0%
Calpine Corp. (a)	41,901	529,629

Industrial Conglomerates - 1.4%
Honeywell International Inc.	6,212	724,257

Industrial Gases - 0.6%
Air Products & Chemicals Inc.	2,207	331,800

Industrial Machinery - 1.8%
Ingersoll-Rand PLC	13,868	942,192

Integrated Oil & Gas - 3.7%
Chevron Corp.	6,464	665,275
Exxon Mobil Corp.	5,464	476,898
Occidental Petroleum Corp.	11,446	834,642

		1,976,815

Internet Software & Services - 3.4%
Alphabet Inc., Class A (a)	2,261	1,817,980

See accompanying notes to financial statements.

28	U.S. Large-Cap Core Equity Fund

U.S. Large-Cap Core Equity Fund

Schedule of Investments, continued — September 30, 2016

	Number of Shares	Fair Value $

Movies & Entertainment - 1.9%
Time Warner Inc.	12,783	1,017,655

Multi-Line Insurance - 1.5%
The Hartford Financial Services Group Inc.	18,825	806,087

Multi-Utilities - 1.6%
Sempra Energy	7,713	826,756

Oil & Gas Equipment & Services - 0.8%
Schlumberger Ltd.	5,352	420,881

Oil & Gas Exploration & Production - 4.4%
Concho Resources Inc. (a)	2,546	349,693
ConocoPhillips	16,333	709,995
Hess Corp.	13,010	697,596
Noble Energy Inc.	16,863	602,684

		2,359,968

Packaged Foods & Meats - 1.6%
Mondelez International Inc., Class A	19,497	855,918

Paper Packaging - 0.5%
Packaging Corporation of America	2,965	240,936

Pharmaceuticals - 8.3%
Allergan PLC (a)	4,541	1,045,838
Johnson & Johnson	11,793	1,393,107
Merck & Company Inc.	22,242	1,388,123
Pfizer Inc.	17,024	576,603

		4,403,671

Property & Casualty Insurance - 0.3%
XL Group Ltd.	4,501	151,369

Research & Consulting Services - 1.6%
Nielsen Holdings PLC	16,280	872,120

Semiconductor Equipment - 2.1%
Applied Materials Inc.	37,465	1,129,570

	Number of Shares	Fair Value $
Semiconductors - 4.1%
NXP Semiconductors N.V. (a)	8,599	877,184
QUALCOMM Inc.	19,097	1,308,144

		2,185,328

Soft Drinks - 2.3%
PepsiCo Inc.	11,429	1,243,132

Specialized REITs - 1.8%
American Tower Corp.	8,453	957,978

Specialty Chemicals - 0.4%
PPG Industries Inc.	1,797	185,738

Systems Software - 2.1%
Oracle Corp.	28,074	1,102,747

Technology Hardware, Storage & Peripherals - 4.2%
Apple Inc. (l)	14,270	1,613,224
Western Digital Corp.	10,343	604,755

		2,217,979

Trading Companies & Distributors - 1.1%
United Rentals Inc. (a)	7,145	560,811

Total Common Stock (Cost $45,920,605)		52,076,598

Short-Term Investments – 2.7%
State Street Institutional U.S. Government Money Market Fund - Class G Shares 0.31% (Cost $1,428,579) (d)(l)(m)	1,428,579	1,428,579

Total Investments (Cost $47,349,184)		53,505,177

Liabilities in Excess of Other Assets, net - (0.6)%		(303,324)

NET ASSETS - 100.0%		53,201,853

Other Information:

The Fund had the following long futures contracts open at September 30, 2016:

Description	Expiration date	Number of Contracts	Current Notional Value	Unrealized Appreciation

S&P 500 Emini Index Futures	December 2016	2	$216,040	$854

See accompanying notes to financial statements.

U.S. Large-Cap Core Equity Fund	29

U.S. Large-Cap Core Equity Fund

Schedule of Investments, continued — September 30, 2016

Affiliate Table

	Number of Shares Held at 9/30/15	Value At 9/30/15	Shares Purchased	Shares Sold	Number of Shares Held at 9/30/16	Value at 9/30/16	Dividend/ Interest Income	Realized Gain (Loss)
Financial Select Sector SPDR Fund	7,859	$178,085	1,188	9,047	—	$—	$2,283	$82,314
Industrial Select Sector SPDR Fund	14,295	713,178	5,057	19,352	—	—	13,753	253,911
State Street Institutional U.S. Government Money Market Fund - Class G Shares	326,019	326,019	23,327,445	22,224,885	1,428,579	1,428,579	4,192	—

						$1,428,579	$20,228	$336,225

See accompanying notes to financial statements.

30	U.S. Large-Cap Core Equity Fund

Premier Growth Equity Fund

Portfolio Management Discussion and Analysis — September 30, 2016 (Unaudited)

Q.	How did the GE Institutional Premier Growth Equity Fund perform compared to its benchmarks and Morningstar peer group for the twelve-month period ended September 30, 2016?

A.	For the twelve-month period ended September 30, 2016, the GE Institutional Premier Growth Equity Fund returned 15.25% for the Investment Class shares and 14.99% for the Service Class shares. The Fund’s benchmarks, the S&P 500 Index and the Russell 1000 Growth Index returned 15.43% and 13.76%, respectively, and the Fund’s Morningstar peer group of 1,677 US Large Growth funds returned an average of 10.50% over the same period.

Q.	What market conditions impacted the Fund’s performance?

A.	It was a volatile year for U.S. stocks. However, the market climbed a wall of worry and turned in solid double-digit gains in the last 12 months. Markets rebounded from serial concerns ranging from China’s currency devaluation at the beginning of the period, to global slowdown and recession fears in early 2016, to Britain’s astonishing referendum vote to leave the European Union in late June. Despite these uncertainties, U.S. stocks ended the year near all-time highs.

Plunging worldwide interest rates motivated equity investors to reach for yield, causing defensive telecomm, utilities and staples to outperform (and become richly valued, in our view). Commodity prices were stronger this year helping the materials and energy sectors to outperform. Also strong were the cyclical industrials and information technology sectors. Rallies in semiconductors, internet and software companies underpinned strength in technology stocks.

Only three sectors underperformed the S&P 500 broad market return: financials, consumer discretionary and health care. Careful stock selection was warranted in financials, as persistent low rates pressured interest-rate sensitive banks and insurance companies. Consumer discretionary — last year’s top-performing sector — took a breather as investors fretted growth. Health care stocks fell under pressure, caught in a stream of negative election year rhetoric around drug pricing. As yield sectors led and commodity oriented sectors recovered, the large cap value style of investing outperformed large cap growth.

Q.	What were the drivers behind Fund performance?

A.	The Fund outperformed the Russell 1000 Growth Benchmark due to broad-based stock selection strength across the entire portfolio. Due to growth style headwinds, it slightly lagged the S&P 500 Index, net of fees. Consumer discretionary stock selection was a key positive performance driver, even as momentum reversed for the consumer cyclicals. The leading Internet retailer defied gravity as it took share from traditional retailers and asserted its leadership position in cloud computing services. In addition, a Macao-based casino company rebounded along with the Chinese gaming market and we eliminated the positon on strength. Several of the Fund’s U.S. media holdings demonstrated strong results, seemingly immune to economic growth fears.

Within financials, we avoided banks and insurance companies most leveraged to margin pressure from the low rate environment. Instead we held certain capital markets companies and diversified financials which discounted the potential for future rate increases early. On the other side of the financials barbell, the Fund’s sole Real Estate Investment Trust (“REIT”) holding also contributed to returns as the outlook for a Fed Funds rate increase got pushed out. In the information technology (“IT”) sector, the Fund benefited from strength among its communications equipment, internet and services holdings.

The Fund’s health care holdings trimmed relative performance as rhetoric around drug pricing intensified. One of our health care names was involved in a large M&A transaction that did not materialize, negatively impacting returns. We maintain conviction in this company’s ability to grow well on its own. We find health care’s superior growth rates and attractive valuations compelling, and believe the uncertainty overhang should begin to resolve post November 2016’s presidential election.

The Fund’s underweight positioning in defensive yield sectors modestly trimmed relative performance amid the year’s uncertainties. We do not see the combination of steady, visible double-digit earnings growth among the staples, telecomm and utilities sectors. Trading at rich multiples, these slower-growth areas of the market are unattractive at this point in the cycle.

The Fund does not invest in derivatives securities as part of its strategy, buy may hold futures contracts or ETFs to equitize cash flows in advance of investment. The effect of derivatives on performance was de minimis for the year.

Premier Growth Equity Fund	31

Premier Growth Equity Fund

Portfolio Management Discussion and Analysis, continued — September 30, 2016 (Unaudited)

Q.	Were there any significant changes in the Fund during the period?

A.	There were no changes during the period in the portfolio management team or its approach to investing. Turnover remained relatively low in keeping with our long-term investment horizon, but did result in some changes in positioning. Among sectors, IT was the largest absolute weighting as the sector where we find many of the innovative, growth companies at reasonable valuations that we favor. We have modestly trimmed our exposure to IT in the past year. We also modestly reduced our financials exposure, and increased our overweight in health care. We eliminated our sole materials holding, increasing the Fund’s underweight in this commodity oriented sector. Consumer staples has been a consistent sector underweight, but that underweight was reduced somewhat over the last year due to outperformance in our sole holding, a beverage company.

32	Premier Growth Equity Fund

Premier Growth Equity Fund

Performance Summary — September 30, 2016 (Unaudited)

Investment Profile

A mutual fund designed for investors who seek long-term growth of capital and future income. The Fund seeks to achieve its investment objectives by investing at least 80% of its net assets under normal circumstances in equity securities, such as common and preferred stocks. The Fund invests primarily in a limited number of large and medium-sized companies (meaning companies with a market capitalization of $2 billion or more) that the portfolio manager believes have above-average growth histories and/or growth potential.

Morningstar Performance Comparison

Based on average annual returns for periods ended September 30, 2016

	One Year	Five Year	Ten Year
Number of funds in peer group	1,677	1,504	1,308
Peer group average annual total return	10.50%	14.76%	6.93%
Morningstar Category in peer group: Large Growth

Top Ten Largest Holdings

as of September 30, 2016 (as a % of Fair Value) (a)(b)

Alphabet Inc., Class C	4.88%
Amazon.com Inc.	4.84%
Apple Inc.	4.83%
Visa Inc., Class A	4.57%
Allergan PLC	4.39%
Medtronic PLC	4.06%
Facebook Inc., Class A	4.03%
S&P Global Inc.	3.97%
CME Group Inc.	3.86%
PepsiCo Inc.	3.82%

Sector Allocation as of September 30, 2016

Portfolio composition as a % of Fair Value of $336,098 (in thousands) as of September 30, 2016 (a)(b)

Average Annual Total Return for the periods ended September 30, 2016

Investment Class Shares (Inception date: 10/29/99)

	One Year	Five Year	Ten Year	Ending Value of a $10,000 Investment
Premier Growth Equity Fund	15.25%	17.69%	8.67%	$22,974
S&P 500 Index	15.43%	16.37%	7.24%	$20,114
Russell 1000 Growth Index	13.76%	16.60%	8.85%	$23,349

Service Class Shares (Inception date: 1/3/01)

	One Year	Five Year	Ten Year	Ending Value of a $10,000 Invest ment
Premier Growth Equity Fund	14.99%	17.40%	8.34%	$22,281
S&P 500 Index	15.43%	16.37%	7.24%	$20,114
Russell 1000 Growth Index	13.76%	16.60%	8.85%	$23,349

Premier Growth Equity Fund	33

Premier Growth Equity Fund

Performance Summary, continued — September 30, 2016 (Unaudited)

(a)	Fair Value basis is inclusive of short-term investment in State Street Institutional U.S. Government Money Market Fund Class G Shares.

(b)	The securities information regarding holdings, allocations and other characteristics is presented to illustrate examples of securities that the Fund has bought and the diversity of areas in which the Fund may invest as of a particular date. It may not be representative of the Fund’s current or future investments and should not be construed as a recommendation to purchase or sell a particular security.

See Notes to Performance beginning on page 1 for further information, including an explanation of Morningstar peer categories.

Past performance does not predict future performance. The performance shown in the graphs and tables does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

34	Premier Growth Equity Fund

Premier Growth Equity Fund

Understanding Your Fund’s Expenses — September 30, 2016 (Unaudited)

As a shareholder of the Fund you incur ongoing costs. Ongoing costs include portfolio management fees, distribution and service fees (for Service Class shares) and trustees’ fees. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class of the Fund during the period. The information in the following table is based on an investment of $1,000, which is invested at the beginning of the period and held for the entire six-month period ended September 30, 2016.

Actual Expenses

The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your class under the heading “Expenses paid during period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other funds.

Please note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs, such as sales charges or redemption fees, if any. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Investment Class	Actual Fund Return	Hypothetical 5% Return (2.5% for the period)
Actual Fund Return
Beginning Account Value April 1, 2016	$1,000.00	$1,000.00
Ending Account Value September 30, 2016	$1,084.60	$1,023.10
Expenses Paid During Period*	$1.98	$1.92

Service Class
Actual Fund Return
Beginning Account Value April 1, 2016	$1,000.00	$1,000.00
Ending Account Value September 30, 2016	$1,084.00	$1,021.85
Expenses Paid During Period*	$3.28	$3.18

*	Expenses are equal to the Fund’s annualized expense ratio of 0.38% for Investment Class shares and 0.63% for Service Class shares (for the period April 1, 2016-September 30, 2016), multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

Premier Growth Equity Fund	35

Premier Growth Equity Fund

Schedule of Investments — September 30, 2016

	Number of Shares	Fair Value $

Common Stock - 95.9%†
Air Freight & Logistics - 1.1%
United Parcel Service Inc., Class B	33,761	3,692,103

Application Software - 3.2%
Intuit Inc.	71,743	7,892,447
salesforce.com Inc. (a)	42,606	3,039,086

		10,931,533

Biotechnology - 9.4%
Alexion Pharmaceuticals Inc. (a)	53,174	6,515,942
Amgen Inc.	70,055	11,685,875
Gilead Sciences Inc.	118,165	9,349,215
Vertex Pharmaceuticals Inc. (a)	48,110	4,195,673

		31,746,705

Cable & Satellite - 9.7%
Charter Communications Inc., Class A (a)	37,982	10,254,001
Comcast Corp., Class A	88,624	5,879,316
Liberty Global PLC, Class C (a)	329,173	10,875,876
Sirius XM Holdings Inc. (a)	1,350,455	5,631,397

		32,640,590

Data Processing & Outsourced Services - 6.7%
PayPal Holdings Inc. (a)	173,027	7,088,916
Visa Inc., Class A	185,688	15,356,398

		22,445,314

Financial Exchanges & Data - 7.8%
CME Group Inc.	124,073	12,968,110
S&P Global Inc.	105,504	13,352,586

		26,320,696

Healthcare Equipment - 5.8%
Abbott Laboratories	143,486	6,068,023
Medtronic PLC	157,834	13,636,858

		19,704,881

Healthcare Supplies - 1.8%
The Cooper Companies Inc.	34,605	6,203,292

Home Improvement Retail - 2.8%
Lowe’s Companies Inc.	130,825	9,446,873

Internet & Direct Marketing Retail - 4.8%
Amazon.com Inc. (a)	19,413	16,254,699

Internet Software & Services - 11.4%
Alphabet Inc., Class C (a)	21,101	16,401,596
Baidu Inc. ADR (a)	29,541	5,378,530

	Number of Shares	Fair Value $
Facebook Inc., Class A (a)	105,504	13,532,998
LinkedIn Corp., Class A (a)	16,881	3,226,297

		38,539,421

Investment Banking & Brokerage - 3.4%
The Charles Schwab Corp.	367,155	11,591,083

Movies & Entertainment - 2.4%
The Walt Disney Co.	86,092	7,994,503

Oil & Gas Equipment & Services - 2.2%
Schlumberger Ltd.	92,844	7,301,252

Pharmaceuticals - 4.4%
Allergan PLC (a)	64,147	14,773,696

Semiconductors - 2.7%
QUALCOMM Inc.	130,825	8,961,513

Soft Drinks - 3.8%
PepsiCo Inc.	118,165	12,852,807

Specialized REITs - 3.6%
American Tower Corp.	105,504	11,956,768

Systems Software - 2.1%
Microsoft Corp.	122,385	7,049,376

Technology Hardware, Storage & Peripherals - 4.8%
Apple Inc. (l)	143,486	16,221,092

Trading Companies & Distributors - 2.0%
United Rentals Inc. (a)	84,403	6,624,792

Total Common Stock (Cost $256,114,297)		323,252,989

Short-Term Investments - 3.8%
State Street Institutional U.S. Government Money Market Fund - Class G Shares 0.31% (Cost $12,844,727) (d)(l)(m)	12,844,727	12,844,727

Total Investments (Cost $268,959,024)		336,097,716

Other Assets and Liabilities, net - 0.3%		1,149,378

NET ASSETS - 100.0%		337,247,094

See accompanying notes to financial statements.

36	Premier Growth Equity Fund

Premier Growth Equity Fund

Schedule of Investments, continued — September 30, 2016

Other Information:

The Fund had the following long futures contracts open at September 30, 2016:

Description	Expiration date	Number of Contracts	Current Notional Value	Unrealized Appreciation

S&P 500 Emini Index Futures	December 2016	30	$3,240,600	$22,586

Affiliate Table

	Number of Shares Held at 9/30/15	Value At 9/30/15	Shares Purchased	Shares Sold	Number of Shares Held at 9/30/16	Value at 9/30/16	Dividend/ Interest Income	Realized Gain (Loss)

State Street Institutional U.S. Government Money Market Fund - Class G Shares	4,317,388	$4,317,388	93,824,923	85,297,584	12,844,727	$12,844,727	$19,746	$—

						$12,844,727	$19,746	$—

See accompanying notes to financial statements.

Premier Growth Equity Fund	37

Small-Cap Equity Fund

Portfolio Management Discussion and Analysis — September 30, 2016 (Unaudited)

Q.	How did the GE Institutional Small-Cap Equity Fund perform compared to its benchmark and Morningstar peer group for the twelve-month period ended September 30, 2016?

A.	For the twelve-month period ended September 30, 2016, the GE Institutional Small-Cap Equity Fund returned 18.24% for the Investment Class shares and 17.96% for the Service Class shares. The Fund’s benchmark, the Russell 2000 Index returned 15.47% and the Fund’s Morningstar peer group of 857 US Small Blend funds returned an average of 13.08% over the same period.

Q.	What market conditions impacted the Fund’s performance?

A.	A strong rally in U.S. small cap equities helped propel the Fund throughout the 12 month period. Value and quality were rewarded earlier on in the year in a substantial way, which helped drive the returns of the Fund above the index especially in the industrials, healthcare, and technology sectors where the portfolio managers’ price discipline and preference for strong balance sheets led to excess returns.

Q.	What were the drivers behind Fund performance?

A.	Performance was driven largely by security selection. While each manager has their own unique style of investing, most of those were rewarded over the period. The Fund remained significantly underweight financials, which ended up being a mild additive as one of the more volatile components of the index (mortgage REITS) were not held in the portfolio. While approximately 1% of the Fund’s assets were invested in derivatives to equitize cash, they replicate the index performance and did not materially add or detract from performance.

Q.	Were there any significant changes in the Fund during the period?

A.	While, managers were rebalanced up and down towards the strategic weights in the fund, no significant changes were made to the overall Fund.

38	Small-Cap Equity Fund

Small-Cap Equity Fund

Performance Summary — September 30, 2016 (Unaudited)

Investment Profile

A mutual fund designed for investors who seek long-term growth of capital. The Fund seeks to achieve its investment objective by investing at least 80% of its net assets under normal circumstances in equity securities of small-cap companies, such as common and preferred stocks. The Fund uses a multi- sub-adviser investment strategy that combines growth, value and core investment management styles, which allows the Fund the potential to benefit from both value and growth cycles in the marketplace.

Morningstar Performance Comparison

Based on average annual returns for periods ended September 30, 2016

	One Year	Five Year	Ten Year
Number of funds in peer group	857	701	592
Peer group average annual total return	13.08%	14.61%	6.28%
Morningstar Category in peer group: Small Blend

Top Ten Largest Holdings

as of September 30, 2016 (as a % of Fair Value) (a)(b)

Blackbaud Inc.	1.26%
John Wiley & Sons Inc., Class A	1.21%
Cepheid	0.97%
Hill-Rom Holdings Inc.	0.96%
Integra LifeSciences Holdings Corp.	0.91%
Wolverine World Wide Inc.	0.91%
Raymond James Financial Inc.	0.86%
Allied World Assurance Company Holdings AG	0.86%
MEDNAX Inc.	0.84%
CLARCOR Inc.	0.84%

Sector Allocation as of September 30, 2016

Portfolio composition as a % of Fair Value of $1,282,759 (in thousands) as of September 30, 2016 (a)(b)

Average Annual Total Return for the periods ended September 30, 2016

Investment Class Shares (Inception date: 8/3/98)

	One Year	Five Year	Ten Year	Ending Value of a $10,000 Investment
Small-Cap Equity Fund	18.24%	16.01%	8.02%	$21,621
Russell 2000 Index	15.47%	15.82%	7.07%	$19,806

Service Class Shares (Inception date: 9/30/05)

	One Year	Five Year	Ten Year	Ending Value of a $10,000 Investment
Small-Cap Equity Fund	17.96%	15.71%	7.75%	$21,102
Russell 2000 Index	15.47%	15.82%	7.07%	$19,806

Small-Cap Equity Fund	39

Small-Cap Equity Fund

Performance Summary, continued — September 30, 2016 (Unaudited)

(a)	Fair Value basis is inclusive of short-term investment in State Street Institutional U.S. Government Money Market Fund Class G Shares.

(b)	The securities information regarding holdings, allocations and other characteristics is presented to illustrate examples of securities that the Fund has bought and the diversity of areas in which the Fund may invest as of a particular date. It may not be representative of the Fund’s current or future investments and should not be construed as a recommendation to purchase or sell a particular security.

See Notes to Performance beginning on page 1 for further information, including an explanation of Morningstar peer categories.

Past performance does not predict future performance. The performance shown in the graphs and tables does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

40	Small-Cap Equity Fund

Small-Cap Equity Fund

Understanding Your Fund’s Expenses — September 30, 2016 (Unaudited)

As a shareholder of the Fund you incur ongoing costs. Ongoing costs include portfolio management fees, distribution and service fees (for Service Class shares) and trustees’ fees. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class of the Fund during the period. The information in the following table is based on an investment of $1,000, which is invested at the beginning of the period and held for the entire six-month period ended September 30, 2016.

Actual Expenses

The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your class under the heading “Expenses paid during the period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other funds.

Please note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs, such as sales charges or redemption fees, if any. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Investment Class	Actual Fund Return	Hypothetical 5% Return (2.5% for the period)
Actual Fund Return
Beginning Account Value April 1, 2016	$1,000.00	$1,000.00
Ending Account Value September 30, 2016	$1,127.40	$1,020.55
Expenses Paid During Period*	$4.73	$4.50

Service Class
Actual Fund Return
Beginning Account Value April 1, 2016	$1,000.00	$1,000.00
Ending Account Value September 30, 2016	$1,126.60	$1,019.30
Expenses Paid During Period*	$6.06	$5.76

*	Expenses are equal to the Fund’s annualized expense ratio of 0.89% for Investment Class shares and 1.14% for Service Class shares (for the period April 1, 2016-September 30, 2016), multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

Small-Cap Equity Fund	41

Small-Cap Equity Fund

Schedule of Investments — September 30, 2016

	Number of Shares	Fair Value $

Common Stock - 93.3%†
Aerospace & Defense - 0.4%
Esterline Technologies Corp. (a)	5,836	443,770
Teledyne Technologies Inc. (a)	45,712	4,933,696

		5,377,466

Agricultural & Farm Machinery - 0.6%
AGCO Corp.	170,235	8,395,990

Agricultural Products - 0.7%
Darling Ingredients Inc. (a)	721,971	9,753,828

Airlines - 0.1%
Hawaiian Holdings Inc. (a)	16,000	777,600

Alternative Carriers - 0.1%
Inteliquent Inc.	58,500	944,190

Aluminum - 0.0%*
Century Aluminum Co. (a)	49,646	345,040

Apparel Retail - 0.8%
American Eagle Outfitters Inc.	18,019	321,819
Burlington Stores Inc. (a)	34,740	2,814,635
Express Inc. (a)	20,664	243,628
Genesco Inc. (a)	58,273	3,173,548
The Buckle Inc.	163,165	3,920,855

		10,474,485

Apparel, Accessories & Luxury Goods - 0.3%
G-III Apparel Group Ltd. (a)	119,877	3,494,415

Application Software - 4.0%
ACI Worldwide Inc. (a)	258,741	5,014,400
Blackbaud Inc.	244,415	16,214,491
Exa Corp. (a)	54,100	868,305
Guidewire Software Inc. (a)	71,000	4,258,580
Jive Software Inc. (a)	385,473	1,642,115
Mentor Graphics Corp.	196,000	5,182,240
PTC Inc. (a)	103,083	4,567,608
RealPage Inc. (a)	362,249	9,309,799
SS&C Technologies Holdings Inc.	145,004	4,661,879
Zix Corp. (a)	221,300	907,330

		52,626,747

Asset Management & Custody Banks - 0.6%
Ashford Inc. (a)	12,700	601,980
Fifth Street Asset Management Inc.	107,200	590,672
Financial Engines Inc.	208,500	6,194,535
Westwood Holdings Group Inc.	5,652	300,178

		7,687,365

	Number of Shares	Fair Value $
Auto Parts & Equipment - 1.0%
American Axle & Manufacturing Holdings Inc. (a)	28,255	486,551
Drew Industries Inc.	8,036	787,689
Gentherm Inc. (a)	20,374	640,151
Horizon Global Corp. (a)	46,761	931,947
Tenneco Inc. (a)	159,342	9,284,858
Tower International Inc.	33,747	813,303

		12,944,499

Automobile Manufacturers - 0.8%
Thor Industries Inc.	103,101	8,732,654
Winnebago Industries Inc.	52,982	1,248,786

		9,981,440

Automotive Retail - 0.6%
CST Brands Inc.	94,000	4,520,460
Group 1 Automotive Inc.	53,000	3,385,640

		7,906,100

Biotechnology - 2.2%
Achillion Pharmaceuticals Inc. (a)	84,600	685,260
Aduro Biotech Inc. (a)	35,200	437,536
Agios Pharmaceuticals Inc. (a)	7,000	369,740
Applied Genetic Technologies Corp. (a)	49,300	482,154
Arena Pharmaceuticals Inc. (a)	434,400	760,200
BioSpecifics Technologies Corp. (a)	21,200	968,204
Cepheid (a)	235,500	12,408,495
Exelixis Inc. (a)	41,000	524,390
FibroGen Inc. (a)	27,000	558,900
Five Prime Therapeutics Inc. (a)	18,600	976,314
Halozyme Therapeutics Inc. (a)	48,000	579,840
Insys Therapeutics Inc. (a)	30,500	359,595
MacroGenics Inc. (a)	28,800	861,408
Natera Inc. (a)	39,700	441,067
NewLink Genetics Corp. (a)	17,700	265,854
Repligen Corp. (a)	214,898	6,487,771
Vanda Pharmaceuticals Inc. (a)	35,600	592,384
Voyager Therapeutics Inc. (a)	55,800	670,158

		28,429,270

Brewers - 0.4%
The Boston Beer Company Inc., Class A (a)	34,600	5,371,996

Building Products - 0.5%
American Woodmark Corp. (a)	12,382	997,618

See accompanying notes to financial statements.

42	Small-Cap Equity Fund

Small-Cap Equity Fund

Schedule of Investments, continued — September 30, 2016

	Number of Shares	Fair Value $

Apogee Enterprises Inc.	27,097	1,210,965
Builders FirstSource Inc. (a)	67,302	774,646
NCI Building Systems Inc. (a)	52,543	766,602
Simpson Manufacturing Company Inc.	12,864	565,373
Universal Forest Products Inc.	18,044	1,777,153

		6,092,357

Casinos & Gaming - 0.2%
Churchill Downs Inc.	6,300	922,005
Golden Entertainment Inc.	71,200	887,864
Pinnacle Entertainment Inc. (a)	27,156	335,105

		2,144,974

Commercial Printing - 0.4%
Brady Corp., Class A	152,500	5,278,025
Deluxe Corp.	9,623	643,009

		5,921,034

Commodity Chemicals - 0.1%
Trinseo S.A.	23,451	1,326,389

Communications Equipment - 0.5%
ADTRAN Inc.	55,834	1,068,663
Extreme Networks Inc. (a)	204,000	915,960
Lumentum Holdings Inc. (a)	66,289	2,768,891
Plantronics Inc.	27,455	1,426,562

		6,180,076

Construction & Engineering - 0.6%
Chicago Bridge & Iron Company N.V.	289,797	8,123,010

Construction Machinery & Heavy Trucks - 1.4%
Alamo Group Inc.	19,475	1,283,208
Astec Industries Inc.	22,189	1,328,455
Commercial Vehicle Group Inc. (a)	185,300	1,071,034
Federal Signal Corp.	435,631	5,776,467
Trinity Industries Inc.	336,675	8,140,802
Wabash National Corp. (a)	72,263	1,029,025

		18,628,991

Construction Materials - 0.1%
Summit Materials Inc., Class A (a)	38,806	719,851

Consumer Finance - 0.1%
Enova International Inc. (a)	97,837	947,062

Data Processing & Outsourced Services - 2.0%
Broadridge Financial Solutions Inc.	116,880	7,923,295

	Number of Shares	Fair Value $
CoreLogic Inc. (a)	136,114	5,338,391
CSG Systems International Inc.	50,535	2,088,612
WEX Inc. (a)	96,000	10,376,640

		25,726,938

Distributors - 0.7%
LKQ Corp. (a)	266,472	9,449,097

Diversified Chemicals - 0.1%
The Chemours Co.	79,799	1,276,784

Diversified REITs - 0.7%
American Assets Trust Inc.	21,491	932,280
Cousins Properties Inc.	483,895	5,051,864
Gramercy Property Trust	212,043	2,044,094
PS Business Parks Inc.	8,088	918,554

		8,946,792

Diversified Support Services - 1.5%
Healthcare Services Group Inc.	205,856	8,147,780
Ritchie Bros Auctioneers Inc.	277,766	9,741,254
UniFirst Corp.	11,523	1,519,423

		19,408,457

Education Services - 0.4%
Capella Education Co.	12,900	748,716
K12 Inc. (a)	330,265	4,739,303

		5,488,019

Electric Utilities - 1.2%
ALLETE Inc.	19,923	1,187,809
IDACORP Inc.	132,438	10,367,247
MGE Energy Inc.	14,500	819,395
PNM Resources Inc.	36,126	1,182,043
Portland General Electric Co.	16,203	690,086
Spark Energy Inc., Class A	30,000	873,900
The Empire District Electric Co.	15,988	545,830

		15,666,310

Electrical Components & Equipment - 0.3%
Encore Wire Corp.	31,912	1,173,404
EnerSys	14,582	1,008,929
General Cable Corp.	52,631	788,412
Regal Beloit Corp.	8,916	530,413

		3,501,158

Electronic Components - 0.7%
Belden Inc.	12,606	869,688
Littelfuse Inc.	51,953	6,692,066
Rogers Corp. (a)	18,411	1,124,544

		8,686,298

See accompanying notes to financial statements.

Small-Cap Equity Fund	43

Small-Cap Equity Fund

Schedule of Investments, continued — September 30, 2016

	Number of Shares	Fair Value $

Electronic Equipment & Instruments - 0.8%
Coherent Inc. (a)	9,800	1,083,292
Control4 Corp. (a)	137,790	1,692,061
FARO Technologies Inc. (a)	8,969	322,436
Rofin-Sinar Technologies Inc. (a)	49,993	1,608,775
VeriFone Systems Inc. (a)	182,642	2,874,785
Zebra Technologies Corp., Class A (a)	38,490	2,679,289

		10,260,638

Electronic Manufacturing Services - 0.2%
Benchmark Electronics Inc. (a)	15,557	388,147
Methode Electronics Inc.	27,879	974,929
Plexus Corp. (a)	28,594	1,337,627

		2,700,703

Environmental & Facilities Services - 0.8%
Clean Harbors Inc. (a)	206,347	9,900,529

Fertilizers & Agricultural Chemicals - 0.1%
American Vanguard Corp.	53,241	855,050

Food Distributors - 0.5%
SpartanNash Co.	237,219	6,860,374

Food Retail - 0.1%
Casey’s General Stores Inc.	9,242	1,110,426

Footwear - 1.2%
Deckers Outdoor Corp. (a)	70,954	4,225,311
Wolverine World Wide Inc.	505,651	11,645,142

		15,870,453

Gas Utilities - 0.1%
South Jersey Industries Inc.	28,476	841,466

Health Care REITs - 0.6%
CareTrust REIT Inc.	96,810	1,430,852
Omega Healthcare Investors Inc.	117,435	4,163,071
Sabra Health Care REIT Inc.	73,386	1,847,859

		7,441,782

Healthcare Distributors - 0.2%
Aceto Corp.	94,000	1,785,060
Owens & Minor Inc.	17,433	605,448

		2,390,508

Healthcare Equipment - 5.6%
Abaxis Inc.	21,000	1,084,020
Cantel Medical Corp.	67,500	5,263,650

	Number of Shares	Fair Value $
Cardiovascular Systems Inc. (a)	198,700	4,717,138
CONMED Corp.	182,500	7,310,950
Glaukos Corp. (a)	15,376	580,290
Globus Medical Inc., Class A (a)	153,000	3,453,210
Hill-Rom Holdings Inc.	199,131	12,342,140
Insulet Corp. (a)	99,000	4,053,060
Integra LifeSciences Holdings Corp. (a)	141,500	11,680,825
iRadimed Corp. (a)	30,300	514,797
LeMaitre Vascular Inc.	61,900	1,228,096
Masimo Corp. (a)	130,300	7,751,547
Natus Medical Inc. (a)	12,759	501,301
NuVasive Inc. (a)	157,700	10,512,282
NxStage Medical Inc. (a)	44,600	1,114,554
Penumbra Inc. (a)	14,211	1,079,894

		73,187,754

Healthcare Facilities - 0.7%
Amsurg Corp. (a)	142,638	9,563,878

Healthcare Services - 1.9%
Addus HomeCare Corp. (a)	16,000	418,560
Air Methods Corp. (a)	84,153	2,649,978
AMN Healthcare Services Inc. (a)	45,123	1,438,070
BioTelemetry Inc. (a)	79,200	1,470,744
Diplomat Pharmacy Inc. (a)	23,497	658,151
Envision Healthcare Holdings Inc. (a)	45,631	1,016,202
LHC Group Inc. (a)	21,200	781,856
MEDNAX Inc. (a)	162,883	10,790,999
RadNet Inc. (a)	100,300	742,220
Team Health Holdings Inc. (a)	134,395	4,375,901

		24,342,681

Healthcare Supplies - 1.3%
Endologix Inc. (a)	396,337	5,073,114
ICU Medical Inc. (a)	61,400	7,759,732
Lantheus Holdings Inc. (a)	272,300	2,254,644
Merit Medical Systems Inc. (a)	30,377	737,857
OraSure Technologies Inc. (a)	148,200	1,181,154

		17,006,501

Healthcare Technology - 1.9%
HMS Holdings Corp. (a)	415,533	9,212,366
Medidata Solutions Inc. (a)	132,000	7,360,320
Omnicell Inc. (a)	160,500	6,147,150
Quality Systems Inc.	22,752	257,553
Vocera Communications Inc. (a)	73,822	1,247,592

		24,224,981

See accompanying notes to financial statements.

44	Small-Cap Equity Fund

Small-Cap Equity Fund

Schedule of Investments, continued — September 30, 2016

	Number of Shares	Fair Value $

Home Building - 0.2%
Meritage Homes Corp. (a)	25,150	872,705
TopBuild Corp. (a)	53,691	1,782,541

		2,655,246

Home Furnishing Retail - 0.2%
Aaron’s Inc.	102,074	2,594,721

Home Furnishings - 0.0%*
Ethan Allen Interiors Inc.	19,112	597,632

Hotel & Resort REITs - 0.2%
Ashford Hospitality Trust Inc.	48,552	285,971
RLJ Lodging Trust	144,905	3,047,352

		3,333,323

Hotels, Resorts & Cruise Lines - 0.2%
Interval Leisure Group Inc.	166,185	2,853,396

Household Appliances - 0.1%
Helen of Troy Ltd. (a)	9,409	810,774

Household Products - 0.1%
Central Garden & Pet Co. (a)	35,400	920,400

Housewares & Specialties - 0.1%
Tupperware Brands Corp.	10,331	675,338

Human Resource & Employment Services - 0.1%
Insperity Inc.	15,519	1,127,300

Industrial Conglomerates - 0.0%*
Raven Industries Inc.	20,100	462,903

Industrial Machinery - 8.0%
Actuant Corp., Class A	219,000	5,089,560
Altra Industrial Motion Corp.	21,092	611,035
Barnes Group Inc.	115,065	4,665,886
CLARCOR Inc.	165,467	10,755,355
Crane Co.	31,220	1,967,172
Energy Recovery Inc. (a)	51,400	821,372
Franklin Electric Company Inc.	27,665	1,126,242
Harsco Corp.	121,418	1,205,681
IDEX Corp.	91,859	8,595,246
John Bean Technologies Corp.	62,200	4,388,210
LB Foster Co., Class A	38,882	466,973
Luxfer Holdings PLC ADR	207,002	2,399,153
Lydall Inc. (a)	113,000	5,777,690
Manitowoc Foodservice Inc. (a)	311,500	5,052,530
Mueller Industries Inc.	166,042	5,383,082
Nordson Corp.	70,979	7,071,638
RBC Bearings Inc. (a)	67,500	5,162,400
Standex International Corp.	64,500	5,990,115
The Gorman-Rupp Co.	61,400	1,572,454

	Number of Shares	Fair Value $
The Timken Co.	236,005	8,293,216
TriMas Corp. (a)	355,000	6,606,550
Woodward Inc.	171,511	10,716,007

		103,717,567

Industrial REITs - 0.2%
Rexford Industrial Realty Inc.	32,652	747,404
STAG Industrial Inc.	93,717	2,297,004

		3,044,408

Internet Software & Services - 3.6%
Alarm.com Holdings Inc. (a)	25,900	747,474
Autobytel Inc. (a)	42,100	749,380
Blucora Inc. (a)	70,200	786,240
Brightcove Inc. (a)	100,600	1,312,830
Care.com Inc. (a)	69,826	695,467
comScore Inc. (a)	22,200	680,652
Cornerstone OnDemand Inc. (a)	162,375	7,461,131
EarthLink Holdings Corp.	110,700	686,340
Envestnet Inc. (a)	116,000	4,228,200
GoDaddy Inc., Class A (a)	37,225	1,285,379
Gogo Inc. (a)	73,100	807,024
Internap Corp. (a)	309,200	510,180
LogMeIn Inc.	115,500	10,440,045
MeetMe Inc. (a)	99,700	618,140
NIC Inc. (a)	386,529	9,083,432
SPS Commerce Inc. (a)	70,500	5,175,405
XO Group Inc. (a)	85,386	1,650,511

		46,917,830

Investment Banking & Brokerage - 1.1%
GAIN Capital Holdings Inc.	98,976	611,672
Greenhill & Company Inc.	18,459	435,078
Piper Jaffray Cos. (a)	32,683	1,578,589
Raymond James Financial Inc.	189,943	11,056,582
Stifel Financial Corp. (a)	36,537	1,404,848

		15,086,769

IT Consulting & Other Services - 0.1%
Perficient Inc. (a)	44,260	891,839
The Hackett Group Inc.	53,800	888,776
Virtusa Corp. (a)	7,575	186,951

		1,967,566

Leisure Products - 0.7%
Brunswick Corp.	12,514	610,433
Polaris Industries Inc.	111,700	8,650,048

		9,260,481

Life & Health Insurance - 0.1%
American Equity Investment Life Holding Co.	51,873	919,708

See accompanying notes to financial statements.

Small-Cap Equity Fund	45

Small-Cap Equity Fund

Schedule of Investments, continued — September 30, 2016

	Number of Shares	Fair Value $

Life Sciences Tools & Services - 1.8%
Albany Molecular Research Inc. (a)	252,495	4,168,692
Bruker Corp.	157,577	3,569,119
Cambrex Corp. (a)	14,343	637,690
Charles River Laboratories International Inc. (a)	12,983	1,082,003
Enzo Biochem Inc. (a)	139,286	708,966
ICON PLC (a)	92,657	7,168,872
INC Research Holdings Inc., Class A (a)	121,434	5,413,528
PAREXEL International Corp. (a)	7,809	542,335

		23,291,205

Managed Healthcare - 1.1%
Centene Corp. (a)	140,280	9,393,149
Magellan Health Inc. (a)	18,228	979,391
Molina Healthcare Inc. (a)	64,757	3,776,628

		14,149,168

Marine - 0.1%
Kirby Corp. (a)	11,360	706,138

Multi-Line Insurance - 0.0%*
Horace Mann Educators Corp.	16,234	594,976

Multi-Utilities - 0.1%
Avista Corp.	21,938	916,789

Office REITs - 0.1%
Brandywine Realty Trust	58,208	909,209
Corporate Office Properties Trust	28,150	798,052

		1,707,261

Office Services & Supplies - 1.0%
Herman Miller Inc.	156,325	4,470,895
HNI Corp.	21,139	841,332
Steelcase Inc., Class A	54,666	759,311
West Corp.	320,943	7,086,421

		13,157,959

Oil & Gas Drilling - 0.1%
Nabors Industries Ltd.	95,975	1,167,056

Oil & Gas Equipment & Services - 1.1%
Dril-Quip Inc. (a)	31,258	1,742,321
Forum Energy Technologies Inc. (a)	378,630	7,519,592
Geospace Technologies Corp. (a)	15,127	294,674

	Number of Shares	Fair Value $
Hornbeck Offshore Services Inc. (a)	69,077	379,923
Natural Gas Services Group Inc. (a)	28,040	689,504
Oil States International Inc. (a)	122,744	3,875,028
TETRA Technologies Inc. (a)	73,078	446,506

		14,947,548

Oil & Gas Exploration & Production - 1.6%
Carrizo Oil & Gas Inc. (a)	79,540	3,230,915
Denbury Resources Inc. (a)	750,761	2,424,958
Newfield Exploration Co. (a)	204,645	8,893,872
Parsley Energy Inc., Class A (a)	41,599	1,393,982
Rice Energy Inc. (a)	17,863	466,403
SM Energy Co.	124,226	4,792,639

		21,202,769

Oil & Gas Refining & Marketing - 0.1%
Western Refining Inc.	42,152	1,115,342

Packaged Foods & Meats - 2.9%
AdvancePierre Foods Holdings Inc.	28,000	771,680
Amplify Snack Brands Inc. (a)	46,400	751,680
B&G Foods Inc.	66,000	3,245,880
Cal-Maine Foods Inc. (a)	14,290	550,737
J&J Snack Foods Corp.	24,013	2,860,428
Sanderson Farms Inc.	110,336	10,628,667
Snyder’s-Lance Inc.	280,000	9,402,400
TreeHouse Foods Inc. (a)	118,000	10,288,420

		38,499,892

Paper Packaging - 0.3%
Packaging Corporation of America	48,389	3,932,090

Paper Products - 0.1%
Neenah Paper Inc.	24,996	1,974,934

Pharmaceuticals - 0.3%
Aratana Therapeutics Inc. (a)	61,800	578,448
Corcept Therapeutics Inc. (a)	158,100	1,027,650
Heska Corp. (a)	13,300	723,919
Horizon Pharma PLC (a)	30,900	560,217
Lannett Company Inc. (a)	13,157	349,582
Pernix Therapeutics Holdings Inc. (a)	158,100	98,354
Phibro Animal Health Corp., Class A	13,847	376,361

		3,714,531

See accompanying notes to financial statements.

46	Small-Cap Equity Fund

Small-Cap Equity Fund

Schedule of Investments, continued — September 30, 2016

	Number of Shares	Fair Value $

Property & Casualty Insurance - 2.5%
Allied World Assurance Company Holdings AG	273,500	11,054,870
AMERISAFE Inc.	78,755	4,629,219
Argo Group International Holdings Ltd.	132,924	7,499,572
RLI Corp.	57,868	3,955,857
The Navigators Group Inc.	42,500	4,119,100
United Insurance Holdings Corp.	44,200	750,516

		32,009,134

Publishing - 1.2%
John Wiley & Sons Inc., Class A	299,633	15,464,059

Railroads - 0.5%
Genesee & Wyoming Inc., Class A (a)	96,574	6,658,777

Real Estate Services - 0.1%
Altisource Portfolio Solutions S.A. (a)	27,800	900,720
Marcus & Millichap Inc. (a)	16,449	430,141

		1,330,861

Regional Banks - 8.2%
1st Source Corp.	9,276	331,107
Bank of the Ozarks Inc.	30,285	1,162,944
BankUnited Inc.	39,365	1,188,823
Banner Corp.	28,409	1,242,610
Bryn Mawr Bank Corp.	110,500	3,534,895
Camden National Corp.	15,773	753,003
Cascade Bancorp (a)	65,488	396,857
Columbia Banking System Inc.	30,623	1,001,985
Community Bank System Inc.	102,500	4,931,275
Cullen/Frost Bankers Inc.	44,842	3,225,933
CVB Financial Corp.	306,000	5,388,660
Enterprise Financial Services Corp.	19,916	622,375
FCB Financial Holdings Inc., Class A (a)	36,772	1,413,148
Fidelity Southern Corp.	33,710	619,927
First Financial Bankshares Inc.	132,000	4,810,080
Fulton Financial Corp.	415,794	6,037,329
German American Bancorp Inc.	42,500	1,654,525
Great Southern Bancorp Inc.	19,701	801,831
Home BancShares Inc.	56,080	1,167,025
Hope Bancorp Inc.	19,997	347,348
Iberiabank Corp.	90,880	6,099,866
Independent Bank Corp.	73,000	3,948,570
Lakeland Financial Corp.	13,512	478,595
LegacyTexas Financial Group Inc.	80,615	2,549,852

	Number of Shares	Fair Value $
PacWest Bancorp	50,423	2,163,651
Pinnacle Financial Partners Inc.	18,801	1,016,758
Prosperity Bancshares Inc.	164,524	9,030,722
Renasant Corp.	252,567	8,493,828
South State Corp.	7,902	592,966
Southwest Bancorp Inc.	34,743	659,770
Stock Yards Bancorp Inc.	91,100	3,002,656
SVB Financial Group (a)	50,797	5,615,100
UMB Financial Corp.	127,000	7,550,150
Umpqua Holdings Corp.	65,764	989,748
United Community Banks Inc.	72,375	1,521,322
Washington Trust Bancorp Inc.	94,000	3,780,680
Westamerica Bancorporation	86,262	4,389,011
Western Alliance Bancorp (a)	90,715	3,405,441
Wintrust Financial Corp.	27,025	1,501,779

		107,422,145

Reinsurance - 0.9%
Endurance Specialty Holdings Ltd.	160,000	10,472,000
Maiden Holdings Ltd.	79,816	1,012,865

		11,484,865

Research & Consulting Services - 0.3%
Resources Connection Inc.	235,672	3,520,940

Residential REITs - 0.6%
Education Realty Trust Inc.	188,345	8,125,203

Restaurants - 1.0%
Buffalo Wild Wings Inc. (a)	29,000	4,081,460
Cracker Barrel Old Country Store Inc.	18,260	2,414,337
El Pollo Loco Holdings Inc. (a)	152,000	1,913,680
Texas Roadhouse Inc.	132,042	5,153,600

		13,563,077

Retail REITs - 0.2%
Pennsylvania Real Estate Investment Trust	35,653	821,088
Retail Opportunity Investments Corp.	58,885	1,293,115

		2,114,203

Security & Alarm Services - 0.7%
The Brink’s Co.	259,415	9,619,108

Semiconductor Equipment - 0.4%
Advanced Energy Industries Inc. (a)	24,500	1,159,340
Brooks Automation Inc.	42,429	577,459

See accompanying notes to financial statements.

Small-Cap Equity Fund	47

Small-Cap Equity Fund

Schedule of Investments, continued — September 30, 2016

	Number of Shares	Fair Value $

Rudolph Technologies Inc. (a)	198,507	3,521,514

		5,258,313

Semiconductors - 1.6%
Advanced Micro Devices Inc. (a)	138,200	954,962
CEVA Inc. (a)	32,100	1,125,747
Cirrus Logic Inc. (a)	14,500	770,675
Diodes Inc. (a)	8,732	186,341
Exar Corp. (a)	96,388	897,372
Lattice Semiconductor Corp. (a)	83,598	542,551
MaxLinear Inc., Class A (a)	37,593	762,010
Microsemi Corp. (a)	174,494	7,325,258
NeoPhotonics Corp. (a)	61,967	1,012,541
Semtech Corp. (a)	249,588	6,921,075

		20,498,532

Silver - 0.1%
Coeur Mining Inc. (a)	55,848	660,682

Specialized Finance - 0.0%*
NewStar Financial Inc. (a)	36,710	356,454

Specialized REITs - 0.6%
CoreSite Realty Corp.	62,891	4,656,450
DuPont Fabros Technology Inc.	19,710	813,037
National Storage Affiliates Trust	43,136	903,268
Potlatch Corp.	40,299	1,567,228

		7,939,983

Specialty Chemicals - 3.2%
Balchem Corp.	89,084	6,906,683
Chase Corp.	10,000	691,200
GCP Applied Technologies Inc. (a)	30,630	867,442
HB Fuller Co.	93,086	4,325,706
Innospec Inc.	99,000	6,020,190
KMG Chemicals Inc.	32,760	928,091
PolyOne Corp.	176,424	5,964,895
Quaker Chemical Corp.	55,937	5,925,406
Rayonier Advanced Materials Inc.	51,823	692,874
Sensient Technologies Corp.	116,173	8,805,913

		41,128,400

Specialty Stores - 0.3%
Hibbett Sports Inc. (a)	85,000	3,391,500

Steel - 0.5%
Commercial Metals Co.	183,715	2,974,346
Handy & Harman Ltd. (a)	2,480	52,179
Olympic Steel Inc.	31,700	700,570
Ryerson Holding Corp. (a)	101,746	1,148,712

	Number of Shares	Fair Value $
Worthington Industries Inc.	23,556	1,131,395

		6,007,202

Systems Software - 1.7%
A10 Networks Inc. (a)	108,251	1,157,203
Barracuda Networks Inc. (a)	33,477	852,994
CommVault Systems Inc. (a)	88,900	4,723,257
Fleetmatics Group PLC (a)	57,000	3,418,860
Gigamon Inc. (a)	42,611	2,335,083
Qualys Inc. (a)	250,000	9,547,500

		22,034,897

Technology Distributors - 0.1%
Insight Enterprises Inc. (a)	14,822	482,456
ScanSource Inc. (a)	15,350	560,275

		1,042,731

Technology Hardware, Storage & Peripherals - 0.6%
Diebold Inc.	317,350	7,867,106
Super Micro Computer Inc. (a)	17,218	402,385

		8,269,491

Thrifts & Mortgage Finance - 0.3%
BofI Holding Inc. (a)	21,354	478,330
Essent Group Ltd. (a)	31,739	844,575
EverBank Financial Corp.	40,531	784,680
HomeStreet Inc. (a)	57,341	1,436,965
Washington Federal Inc.	25,342	676,125

		4,220,675

Tires & Rubber - 0.1%
Cooper Tire & Rubber Co.	39,093	1,486,316

Trading Companies & Distributors - 1.0%
Applied Industrial Technologies Inc.	190,380	8,898,361
GMS Inc. (a)	28,386	631,021
MRC Global Inc. (a)	100,147	1,645,415
Neff Corp., Class A (a)	72,933	692,864
SiteOne Landscape Supply Inc. (a)	21,982	789,813

		12,657,474

Trucking - 0.8%
Heartland Express Inc.	52,520	991,578
Landstar System Inc.	35,500	2,416,840
Old Dominion Freight Line Inc. (a)	74,254	5,094,567
Saia Inc. (a)	50,515	1,513,429
YRC Worldwide Inc. (a)	70,200	864,864

		10,881,278

Total Common Stock (Cost $976,277,205)		1,214,471,072

See accompanying notes to financial statements.

48	Small-Cap Equity Fund

Small-Cap Equity Fund

Schedule of Investments, continued — September 30, 2016

	Number of Shares	Fair Value $

Short-Term Investments – 5.3%
State Street Institutional U.S. Government Money Market Fund - Class G Shares 0.31% (Cost $68,288,206) (d)(l)(m)	68,288,206	68,288,206

Total Investments (Cost $1,044,565,411)		1,282,759,278

Other Assets and Liabilities, net – 1.4%		18,608,737

NET ASSETS – 100.0%		1,301,368,015

Other Information:

The Fund had the following long futures contracts open at September 30, 2016:

Description	Expiration date	Number of Contracts	Current Notional Value	Unrealized Appreciation
Russell 2000 Mini Index Futures	December 2016	209	$26,089,470	$128,327

Affiliate Table

	Number of Shares Held at 9/30/15	Value At 9/30/15	Shares Purchased	Shares Sold	Number of Shares Held at 9/30/16	Value at 9/30/16	Dividend/ Interest Income	Realized Gain (Loss)
State Street Institutional U.S. Government Money Market Fund - Class G Shares	68,607,689	$68,607,689	335,101,289	335,420,772	68,288,206	$68,288,206	$157,078	$—

						$68,288,206	$157,078	$—

See accompanying notes to financial statements.

Small-Cap Equity Fund	49

International Equity Fund

Portfolio Management Discussion and Analysis — September 30, 2016 (Unaudited)

Q.	How did the GE Institutional International Equity Fund perform compared to its benchmark and Morningstar peer group for the twelve-month period ended September 30, 2016?

A.	For the twelve-month period ended September 30, 2016, the GE Institutional International Equity Fund returned 5.32% for the Investment Class shares and 5.01% for the Service Class shares. The Fund’s benchmark, the MSCI® EAFE® Index returned 6.52% and the Fund’s Morningstar peer group of 879 Foreign Large Blend funds returned an average of 6.71% over the same period.

Q.	What market conditions impacted the Fund’s performance?

A.	The one-year period that ended September 30, 2016 began on a positive note with the market recovering from the late summer 2015 swoon that was brought about by fears of currency devaluation and an economic crash in China. As the situation stabilized and it appeared that China was not on the verge of collapse, the market surged last October. The good mood was not to last, however, and by late December, fear had returned to the market driven again by China worries as well as expectations of slower global growth. 2016 opened with one of the worst starts ever for equity markets. But in keeping with recent patterns, the weakness did not last. By the end of the quarter, the market had recovered most of what it had lost and was looking forward to its next source of turbulence: the U.K.’s coming referendum on European Union membership. By late June, when the Brexit vote took place, the market had enjoyed a few months of relative strength and most observers were expecting a close but nevertheless sensible vote to remain in the EU. The shock when the vote went the other way resulted in yet another swift market fall, followed, again, by a surprisingly quick recovery. By September of 2016, the MSCI® EAFE® Index was hitting its highs of the year, leading many to wonder if the market was being too complacent.

For the one-year period, the MSCI® EAFE® Index was up 6.5% in U.S. dollar terms. Earnings growth during this period was not strong causing the market P/E to rise from a slightly elevated 18.5 at the beginning of the year to an expensive 24.8 at the end. At this valuation, the question for investors is whether the market is being overly optimistic or is it correctly pricing in healthier future earnings growth. There are some signs of earnings improvement, with, for example, Europe recently seeing the first upgrades in over a year, but this trend will need to be sustained to justify current valuations.

Regionally, the Pacific Basin had the strongest return, up 20.0%, followed by Japan, +12.1%. Lagging on currency weakness was the U.K., up only 1.5% in U.S. dollars.

Commodity prices were stronger this year helping the materials and energy sectors to outperform. Also strong were the cyclical sectors of information technology (“IT”) and industrials. The weakest sectors were financials, where the profitability of banks came under increasing pressure due to persistent low interest rates, and healthcare.

Q.	What were the drivers behind Fund performance?

A.	The Fund underperformed its MSCI® EAFE® Index during the one-year period ended September 30, 2016. The biggest factor in this underperformance was the portfolio’s bank holdings. These included Japanese banks that were impacted by the Bank of Japan’s moves into negative interest rates, as well as European banks which were hit by economic weakness, low interest rates, and Brexit. As of September 30, 2016, we continued to hold most of these names based on their attractive valuations and potential upside from higher rates and improving economic growth. The Fund’s bank holdings as a group are relatively well-capitalized, have cut costs, have improving profitability, and are very cheap on a price to book basis. In the latest quarter, some of what we have been waiting for began to be seen as interest rates moved higher and economic growth expectations improved. This resulted in the banks industry generally and the Fund’s holdings even more so outperforming the market.

Another headwind experienced by the Fund during this period, was the outperformance of the defensive growth sector, consumer staples. Consumer staples names have surged this year with the popularity of low volatility and high yield factors. We consider many of these names to be overvalued relative to the growth that we expect them to deliver and have therefore mostly avoided them in the Fund. While this hurt the relative performance of the Fund over the past twelve months, we expect that over time the over-valuation in the sector is likely to correct. We saw some signs of this happening in the third quarter, when consumer staples was one of the worst performing sectors.

On the other side of the ledger, the Fund was helped by its holdings in and allocation to the information technology sector. IT is a place where we find many of the innovative, growing companies at reasonable valuations that we favor. Having an overweight to this sector helped relative performance, as IT in general outperformed the market, but it was the portfolio’s specific IT holdings that really added value, up more than 30% as a group.

50	International Equity Fund

International Equity Fund

Portfolio Management Discussion and Analysis, continued — September 30, 2016 (Unaudited)

Derivatives did not have any material impact on Fund performance.

Q.	Were there any significant changes in the Fund during the period?

A.	There were no changes during the period in the portfolio management team or their approach to investing. Turnover remained relatively low in keeping with our long-term investment horizon, but did result in some changes in positioning. Regionally, the Fund’s weight in emerging market countries increased as a result of both outperformance and trading. The Fund’s overweight in Japan decreased somewhat but remained positive, a benefit to the Fund as that market is on pace for a fourth year in a row of outperformance versus the MSCI® EAFE® Index (measured in U.S. dollars). The Fund’s underweight in the Pacific region outside of Japan and in the U.K. both became larger over the past year.

Among sectors, IT was the largest overweight and that overweight has grown over the last year. Financials has gone from a small overweight to a moderate underweight, due in large part to recent reductions in Japanese banks. Consumer staples has been a consistent underweight, but that underweight was reduced somewhat over the last year.

International Equity Fund	51

International Equity Fund

Performance Summary — September 30, 2016 (Unaudited)

Investment Profile

A mutual fund designed for investors who seek long-term growth of capital. The Fund seeks to achieve its investment objective by investing at least 80% of its net assets under normal circumstances in equity securities, such as common and preferred stocks. The Fund invests primarily (meaning at least 65%) in companies in both developed and emerging market countries outside the United States.

Morningstar Performance Comparison

Based on average annual returns for periods ended September 30, 2016

	One Year	Five Year	Ten Year
Number of funds in peer group	879	720	545
Peer group average annual total return	6.71%	7.21%	1.62%
Morningstar Category in peer group: Foreign Large Blend

Top Ten Largest Holdings

as of September 30, 2016 (as a % of Fair Value) (a)(b)

Roche Holding AG	2.45%
BNP Paribas S.A.	2.42%
Nidec Corp.	2.35%
Shire PLC	2.35%
Kao Corp.	2.33%
ASML Holding N.V.	2.27%
Keyence Corp.	2.12%
Anheuser-Busch InBev S.A.	2.10%
Vodafone Group PLC	2.09%
AIA Group Ltd.	2.07%

Regional Allocation as of September 30, 2016

Portfolio composition as a % of Fair Value of $1,256,029 (in thousands) as of September 30, 2016 (a)(b)

Average Annual Total Return for the periods ended September 30, 2016

Investment Class Shares (Inception date: 11/25/97)

	One Year	Five Year	Ten Year	Ending Value of a $10,000 Investment
International Equity Fund	5.32%	7.29%	1.63%	$11,750
MSCI EAFE Index	6.52%	7.39%	1.82%	$11,976

Service Class Shares (Inception date: 1/3/01)

	One Year	Five Year	Ten Year	Ending Value of a $10,000 Investment
International Equity Fund	5.01%	7.01%	1.37%	$11,452
MSCI EAFE Index	6.52%	7.39%	1.82%	$11,976

52	International Equity Fund

International Equity Fund

Performance Summary, continued — September 30, 2016 (Unaudited)

(a)	Fair Value basis is inclusive of short-term investment in State Street Institutional U.S. Government Money Market Fund Class G Shares.

(b)	The securities information regarding holdings, allocations and other characteristics is presented to illustrate examples of securities that the Fund has bought and the diversity of areas in which the Fund may invest as of a particular date. It may not be representative of the Fund’s current or future investments and should not be construed as a recommendation to purchase or sell a particular security.

See Notes to Performance beginning on page 1 for further information, including an explanation of Morningstar peer categories.

Past performance does not predict future performance. The performance shown in the graphs and tables does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

International Equity Fund	53

International Equity Fund

Understanding Your Fund’s Expenses — September 30, 2016 (Unaudited)

As a shareholder of the Fund you incur ongoing costs. Ongoing costs include portfolio management fees, distribution and service fees (for Service Class shares) and trustees’ fees. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class of the Fund during the period. The information in the following table is based on an investment of $1,000, which is invested at the beginning of the period and held for the entire six-month period ended September 30, 2016.

Actual Expenses

The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your class under the heading “Expenses paid during the period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other funds.

Please note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs, such as sales charges or redemption fees, if any. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Investment Class	Actual Fund Return	Hypothetical 5% Return (2.5% for the period)
Actual Fund Return
Beginning Account Value April 1, 2016	$1,000.00	$1,000.00
Ending Account Value September 30, 2016	$1,047.80	$1,022.15
Expenses Paid During Period*	$2.92	$2.88

Service Class
Actual Fund Return
Beginning Account Value April 1, 2016	$1,000.00	$1,000.00
Ending Account Value September 30, 2016	$1,046.30	$1,020.90
Expenses Paid During Period*	$4.19	$4.14

*	Expenses are equal to the Fund’s annualized expense ratio of 0.57% for Investment Class shares and 0.82% for Service Class shares (for the period April 1, 2016-September 30, 2016), multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

54	International Equity Fund

International Equity Fund

Schedule of Investments — September 30, 2016

	Number of Shares	Fair Value $

Common Stock - 96.9%†
Australia - 1.3%
Insurance Australia Group Ltd.	4,006,098	16,769,202

Belgium - 2.1%
Anheuser-Busch InBev S.A.	200,774	26,308,439

Canada - 3.4%
Brookfield Asset Management Inc., Class A	181,650	6,375,891
Cenovus Energy Inc.	1,238,938	17,750,962
Seven Generations Energy Ltd. Class A (a)	789,752	18,976,883

		43,103,736

France - 10.9%
Airbus Group SE	208,958	12,643,086
AXA S.A.	698,344	14,864,094
BNP Paribas S.A.	591,289	30,413,735
Sanofi	294,918	22,417,849
Schneider Electric SE	276,501	19,284,018
Technip S.A.	161,291	9,909,421
Vivendi S.A.	712,141	14,365,459
Zodiac Aerospace	538,280	13,111,621

		137,009,283

Germany - 9.9%
Bayer AG	177,597	17,848,754
Continental AG	87,076	18,313,753
Fresenius SE & Company KGaA	245,017	19,552,612
HeidelbergCement AG	178,452	16,863,776
KION Group AG	184,444	11,943,369
Linde AG	52,997	9,011,130
SAP SE	225,288	20,487,218
Zalando SE (a)(b)	249,119	10,400,512

		124,421,124

Hong Kong - 2.1%
AIA Group Ltd.	3,909,402	25,983,880

India - 2.7%
ICICI Bank Ltd.	4,972,728	18,851,255
Power Grid Corporation of India Ltd.	5,823,642	15,420,668

		34,271,923

Ireland - 1.2%
Kerry Group PLC, Class A	187,531	15,629,023

Italy - 1.1%
Intesa Sanpaolo S.p.A.	6,443,431	14,293,987

	Number of Shares	Fair Value $
Japan - 25.3%
Astellas Pharma Inc.	812,900	12,631,197
East Japan Railway Co.	102,000	9,145,904
FANUC Corp.	132,249	22,214,541
Fuji Heavy Industries Ltd.	389,300	14,435,605
Kao Corp.	520,100	29,229,142
Keyence Corp.	36,661	26,594,747
Komatsu Ltd.	205,800	4,664,109
Mitsubishi Estate Company Ltd.	964,724	17,986,460
Mitsubishi UFJ Financial Group Inc.	2,444,800	12,194,425
Mitsui Fudosan Company Ltd.	927,825	19,566,191
Murata Manufacturing Company Ltd.	107,379	13,816,702
Nidec Corp.	323,174	29,558,461
Secom Company Ltd.	254,800	18,891,408
Sekisui House Ltd.	888,400	15,010,640
Shimano Inc.	146,000	21,511,085
SoftBank Group Corp.	328,601	21,163,637
Sumitomo Mitsui Financial Group Inc.	161,100	5,377,159
Tokio Marine Holdings Inc.	118,846	4,499,635
Toyota Motor Corp.	333,181	19,014,003

		317,505,051

Mexico - 0.4%
Grupo Financiero Banorte SAB de C.V., Class O	932,789	4,906,017

Netherlands - 5.1%
ASML Holding N.V.	259,542	28,493,566
ING Groep N.V.	1,286,551	15,889,629
NXP Semiconductors N.V. (a)	186,930	19,068,729

		63,451,924

Norway - 1.6%
Statoil ASA	1,233,179	20,660,219

South Africa - 1.8%
Naspers Ltd., Class N	128,557	22,205,338

South Korea - 1.5%
KEPCO Plant Service & Engineering Company Ltd.	62,196	3,264,111
Samsung Electronics Company Ltd.	10,490	15,220,430

		18,484,541

Spain - 1.4%
Banco Bilbao Vizcaya Argentaria S.A.	1,775,255	10,737,261
Iberdrola S.A.	921,613	6,268,109

		17,005,370

See accompanying notes to financial statements.

International Equity Fund	55

International Equity Fund

Schedule of Investments, continued — September 30, 2016

	Number of Shares	Fair Value $

Sweden - 5.4%
Assa Abloy AB, Class B	941,992	19,164,415
Hexagon AB, Class B	440,156	19,245,330
Svenska Cellulosa AB SCA, Class B	286,632	8,524,620
Telefonaktiebolaget LM Ericsson, Class B	2,858,218	20,667,484

		67,601,849

Switzerland - 7.1%
Geberit AG	35,153	15,426,125
Givaudan S.A.	9,262	18,888,977
Nestle S.A.	304,509	24,045,971
Roche Holding AG	123,855	30,791,268

		89,152,341

Taiwan - 1.7%
Taiwan Semiconductor Manufacturing Company Ltd.	3,633,548	21,155,270

United Kingdom - 10.9%
Barclays PLC	4,410,223	9,613,059
BHP Billiton PLC	545,863	8,243,008
Capita PLC	757,083	6,589,120

	Number of Shares	Fair Value $
Johnson Matthey PLC	258,532	11,062,340
Prudential PLC	579,336	10,283,697
Shire PLC	454,674	29,519,262
Smith & Nephew PLC	1,234,088	19,942,318
Vodafone Group PLC	9,125,766	26,287,063
WPP PLC	659,621	15,543,216

		137,083,083

Total Common Stock (Cost $1,164,346,724)		1,217,001,600

Short-Term Investments - 3.1%
State Street Institutional U.S. Government Money Market Fund - Class G Shares 0.31% (Cost $39,027,683) (d)(l)(m)	39,027,683	39,027,683

Total Investments (Cost $1,203,374,407)		1,256,029,283

Liabilities in Excess of Other Assets, net - (0.0)%*		(222,387)

NET ASSETS - 100.0%		1,255,806,896

Other Information:

The Fund had the following long futures contracts open at September 30, 2016:

Description	Expiration date	Number of Contracts	Current Notional Value	Unrealized Appreciation

MSCI EAFE Mini Index Futures	December 2016	16	$1,365,360	$17,674

The Fund was invested in the following sectors at September 30, 2016 (unaudited):

Sector	Percentage (based on Fair Value)

Diversified Banks	9.74%
Pharmaceuticals	6.66%
Electrical Components & Equipment	3.89%
Wireless Telecommunication Services	3.78%
Electronic Equipment & Instruments	3.65%
Semiconductors	3.20%
Packaged Foods & Meats	3.16%
Integrated Oil & Gas	3.06%
Diversified Real Estate Activities	2.99%
Life & Health Insurance	2.89%
Building Products	2.75%
Automobile Manufacturers	2.66%
Specialty Chemicals	2.38%

Sector, continued	Percentage (based on Fair Value)

Biotechnology	2.35%
Personal Products	2.33%
Semiconductor Equipment	2.27%
Brewers	2.09%
Aerospace & Defense	2.05%
Industrial Machinery	1.77%
Cable & Satellite	1.77%
Electric Utilities	1.73%
Leisure Products	1.71%
Property & Casualty Insurance	1.69%
Communications Equipment	1.65%
Application Software	1.63%
Healthcare Equipment	1.59%

See accompanying notes to financial statements.

56	International Equity Fund

International Equity Fund

Schedule of Investments, continued — September 30, 2016

Sector, continued	Percentage (based on Fair Value)

Healthcare Services	1.56%
Oil & Gas Exploration & Production	1.51%
Security & Alarm Services	1.50%
Auto Parts & Equipment	1.46%
Construction Materials	1.34%
Construction Machinery & Heavy Trucks	1.32%
Advertising	1.24%
Technology Hardware, Storage & Peripherals	1.21%
Home Building	1.19%
Multi-Line Insurance	1.18%
Movies & Entertainment	1.14%
Electronic Components	1.10%
Internet & Direct Marketing Retail	0.83%
Oil & Gas Equipment & Services	0.79%

Sector, continued	Percentage (based on Fair Value)

Railroads	0.73%
Industrial Gases	0.72%
Household Products	0.68%
Diversified Metals & Mining	0.66%
Human Resource & Employment Services	0.52%
Asset Management & Custody Banks	0.51%
Diversified Support Services	0.26%

96.89%

Short-Term Investments
Short-Term Investments	3.11%

3.11%

100.00%

Affiliate Table
	Number of Shares Held at 9/30/15	Value At 9/30/15	Shares Purchased	Shares Sold	Number of Shares Held at 9/30/16	Value at 9/30/16	Dividend/ Interest Income	Realized Gain (Loss)

State Street Institutional U.S. Government Money Market Fund - Class G Shares	37,712,664	$37,712,664	285,263,981	283,948,962	39,027,683	$39,027,683	$67,198	$—

						$39,027,683	$67,198	$—

See accompanying notes to financial statements.

International Equity Fund	57

Strategic Investment Fund

Portfolio Management Discussion and Analysis — September 30, 2016 (Unaudited)

Q.	How did the GE Institutional Strategic Investment Fund perform compared to its benchmarks and Morningstar peer group for the twelve-month period ended September 30, 2016?

A.	For the twelve-month period ended September 30, 2016, the GE Institutional Strategic Investment Fund returned 8.83% for the Investment Class shares and 8.53% for the Service Class shares. The Fund’s broad based benchmarks, the S&P 500 Index, the MSCI All Country World ex-US Index and the Barclays Capital U.S. Aggregate Bond Index returned 15.43%, 9.26% and 5.19%, respectively and the Fund’s Morningstar peer group of 951 U.S. Moderate Allocation funds returned an average of 9.02% over the same period.

Q.	What market conditions impacted the Fund’s performance?

A.	Over the last year, gains across markets have been strong. Continued economic expansion has supported risk appetite in equity and in credit fixed income markets. Meanwhile, accommodative monetary policy against a backdrop of modest growth and inflation have helped keep interest rates low and, therefore, returns in government bonds robust.

Q.	What were the drivers behind Fund performance

A.	In general an overweight allocation to equities was a positive contributor to performance as was a preference for U.S. equities relative to international equities. An underweight allocation to fixed income, offset by an overweight position in cash, acted as a drag on performance relative to our benchmark allocation given strong returns in bond markets. A small allocation to high yield bonds was beneficial to returns.

The Fund does employ the use of derivatives at times. In our fixed income portfolios, U.S. Treasury and Long Bond futures are used for access to government bond exposure and to manage duration within the portfolio. As such, changes in interest rates can impact the value of these securities. Moreover, for parts of the past year, we have used S&P 500 equity futures as a means of tactically managing our overall exposure to equity markets. Given the tactical nature of these holdings, we preferred this more nimble approach to changing our allocation to the underlying funds. As equity markets moved slightly higher during much of the third quarter, these vehicles acted as a modest detractor to performance in the aggregate, though they dampened volatility during the Brexit-related volatility sell-off in late-Q2 and the very early part of Q3.

Q.	Were there any significant changes in the Fund during the period?

A.	No, there were no significant changes to the Fund.

58	Strategic Investment Fund

Strategic Investment Fund

Performance Summary — September 30, 2016 (Unaudited)

Investment Profile

A mutual fund designed for investors who seek to maximize total return. The Fund seeks to achieve its investment objective by investing primarily in a combination of U.S. and foreign equity and debt securities and cash. The Fund’s asset allocation process utilizes information from SSGA Funds Management, Inc.’s Asset Allocation Committee to diversify holdings across these asset classes. The Fund adjusts its weightings based on market and economic conditions to meet its objective.

Morningstar Performance Comparison

Based on average annual returns for periods ended September 30, 2016

	One Year	Five Year	Ten Year
Number of funds in peer group	951	807	640
Peer group average annual total return	9.02%	8.84%	4.68%
Morningstar Category in peer group: Moderate Allocation

Top Ten Largest Equity Holdings

as of September 30, 2016 (as a % of Fair Value) (a)(b)

Medtronic PLC	1.09%
Allergan PLC	1.04%
Apple Inc.	0.92%
QUALCOMM Inc.	0.89%
Amgen Inc.	0.82%
Johnson & Johnson	0.74%
Cisco Systems Inc.	0.73%
PepsiCo Inc.	0.72%
Merck & Company Inc.	0.69%
Citigroup Inc.	0.62%

Sector Allocation as of September 30, 2016

Portfolio Composition as a % of Fair Value of $778,112 (in thousands) as of September 30, 2016 (a)(b)

Average Annual Total Return for the periods ended September 30, 2016

Investment Class Shares (Inception date: 10/29/99)

	One Year	Five Year	Ten Year	Ending Value of a $10,000 Investment
Strategic Investment Fund	8.83%	9.05%	4.74%	$15,891
S&P 500 Index	15.43%	16.37%	7.24%	$20,114
Barclays U.S. Aggregate Bond Index	5.19%	3.08%	4.79%	$15,965
MSCI All Country World Index ex U.S.	9.26%	6.04%	2.16%	$12,388

Service Class Shares (Inception date: 9/30/05)

	One Year	Five Year	Ten Year	Ending Value of a $10,000 Investment
Strategic Investment Fund	8.53%	8.77%	4.42%	$15,411
S&P 500 Index	15.43%	16.37%	7.24%	$20,114
Barclays U.S. Aggregate Bond Index	5.19%	3.08%	4.79%	$15,965
MSCI All Country World Index ex U.S.	9.26%	6.04%	2.16%	$12,388

Strategic Investment Fund	59

Strategic Investment Fund

Performance Summary, continued — September 30, 2016 (Unaudited)

(a)	Fair Value basis is inclusive of short-term investment in State Street Institutional U.S. Government Money Market Fund Class G Shares.

(b)	The securities information regarding holdings, allocations and other characteristics is presented to illustrate examples of securities that the Fund has bought and the diversity of areas in which the Fund may invest as of a particular date. It may not be representative of the Fund’s current or future investments and should not be construed as a recommendation to purchase or sell a particular security.

See Notes to Performance beginning on page 1 for further information, including an explanation of Morningstar peer categories.

Past performance does not predict future performance. The performance shown in the graphs and tables does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

60	Strategic Investment Fund

Strategic Investment Fund

Understanding Your Fund’s Expenses — September 30, 2016 (Unaudited)

As a shareholder of the Fund you incur ongoing costs. Ongoing costs include portfolio management fees, distribution and service fees (for Service Class shares) and trustees’ fees. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class of the Fund during the period. The information in the following table is based on an investment of $1,000, which is invested at the beginning of the period and held for the entire six-month period ended September 30, 2016.

Actual Expenses

The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your class under the heading “Expenses paid during the period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other funds.

Please note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs, such as sales charges or redemption fees, if any. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Investment Class	Actual Fund Return	Hypothetical 5% Return (2.5% for the period)
Actual Fund Return
Beginning Account Value April 1, 2016	$1,000.00	$1,000.00
Ending Account Value September 30, 2016	$1,056.70	$1,023.20
Expenses Paid During Period*	$1.85	$1.82

Service Class
Actual Fund Return
Beginning Account Value April 1, 2016	$1,000.00	$1,000.00
Ending Account Value September 30, 2016	$1,054.50	$1,021.95
Expenses Paid During Period*	$3.13	$3.08

*	Expenses are equal to the Fund’s annualized expense ratio of 0.36% for Investment Class shares and 0.61% for Service Class shares (for the period April 1, 2016-September 30, 2016), multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

Strategic Investment Fund	61

Strategic Investment Fund

Schedule of Investments — September 30, 2016

	Principal Amount ($) or Shares	Fair Value $

Domestic Equity - 31.6%†
Common Stock - 31.6%
Aerospace & Defense - 0.8%
General Dynamics Corp.	20,761	3,221,277
Hexcel Corp.	44,499	1,971,306
The Boeing Co.	8,288	1,091,861

		6,284,444

Agricultural Products - 0.1%
Archer-Daniels-Midland Co.	20,908	881,690

Air Freight & Logistics - 0.1%
United Parcel Service Inc., Class B	8,409	919,608

Airlines - 0.4%
Delta Air Lines Inc.	76,091	2,994,942

Apparel, Accessories & Luxury Goods - 0.3%
Ralph Lauren Corp.	8,620	871,827
VF Corp.	18,669	1,046,397

		1,918,224

Application Software - 0.4%
Intuit Inc.	17,870	1,965,879
salesforce.com Inc. (a)	10,510	749,678

		2,715,557

Asset Management & Custody Banks - 0.5%
Ameriprise Financial Inc.	24,694	2,463,720
Invesco Ltd.	34,487	1,078,409

		3,542,129

Automobile Manufacturers - 0.1%
Ford Motor Co.	62,351	752,577

Automotive Retail - 0.1%
Advance Auto Parts Inc.	7,245	1,080,374

Biotechnology - 1.8%
Alexion Pharmaceuticals Inc. (a)	13,245	1,623,042
Amgen Inc.	38,136	6,361,466
Gilead Sciences Inc.	53,904	4,264,885
Vertex Pharmaceuticals Inc. (a)	11,983	1,045,037

		13,294,430

Cable & Satellite - 1.7%
Charter Communications Inc., Class A (a)	17,660	4,767,670
Comcast Corp., Class A	58,045	3,850,705
Liberty Global PLC, Class C (a)	81,991	2,708,983
Sirius XM Holdings Inc. (a)	336,374	1,402,680

		12,730,038

	Principal Amount ($) or Shares	Fair Value $
Communications Equipment - 0.7%
Cisco Systems Inc.	178,877	5,673,978

Consumer Finance - 0.5%
Discover Financial Services	70,954	4,012,449

Data Processing & Outsourced Services - 0.7%
PayPal Holdings Inc. (a)	43,098	1,765,725
Visa Inc., Class A	46,252	3,825,041

		5,590,766

Diversified Banks - 2.1%
Bank of America Corp.	250,446	3,919,480
Citigroup Inc.	102,230	4,828,323
JPMorgan Chase & Co.	50,382	3,354,937
Wells Fargo & Co.	93,570	4,143,280

		16,246,020

Drug Retail - 0.1%
CVS Health Corp.	4,447	395,739

Electric Utilities - 0.3%
Exelon Corp.	15,094	502,479
NextEra Energy Inc.	14,880	1,820,122

		2,322,601

Financial Exchanges & Data - 0.9%
CME Group Inc.	30,904	3,230,086
S&P Global Inc.	26,279	3,325,870

		6,555,956

General Merchandise Stores - 0.2%
Dollar General Corp.	18,062	1,264,159

Gold - 0.1%
Newmont Mining Corp.	27,497	1,080,357

Healthcare Equipment - 0.8%
Abbott Laboratories	35,740	1,511,445
Boston Scientific Corp. (a)	152,528	3,630,166
Stryker Corp.	10,727	1,248,730

		6,390,341

Healthcare Supplies - 0.2%
The Cooper Companies Inc.	8,620	1,545,221

Home Improvement Retail - 0.5%
Lowe’s Companies Inc.	47,225	3,410,117

Hotels, Resorts & Cruise Lines - 0.1%
Hilton Worldwide Holdings Inc.	39,515	906,079

See accompanying notes to financial statements.

62	Strategic Investment Fund

Strategic Investment Fund

Schedule of Investments, continued — September 30, 2016

	Principal Amount ($) or Shares	Fair Value $

Household Products - 0.1%
The Procter & Gamble Co.	4,803	431,069

Housewares & Specialties - 0.5%
Newell Brands Inc.	65,344	3,441,015

Hypermarkets & Super Centers - 0.2%
Wal-Mart Stores Inc.	18,395	1,326,647

Independent Power Producers & Energy Traders - 0.1%
Calpine Corp. (a)	80,206	1,013,804

Industrial Conglomerates - 0.2%
Honeywell International Inc.	11,889	1,386,139

Industrial Gases - 0.1%
Air Products & Chemicals Inc.	4,225	635,187

Industrial Machinery - 0.5%
Ingersoll-Rand PLC	58,396	3,967,424

Integrated Oil & Gas - 1.5%
Chevron Corp.	38,231	3,934,735
Exxon Mobil Corp.	50,406	4,399,436
Occidental Petroleum Corp.	44,194	3,222,626

		11,556,797

Internet & Direct Marketing Retail - 0.5%
Amazon.com Inc. (a)	4,836	4,049,231

Internet Software & Services - 1.6%
Alphabet Inc., Class A (a)	4,327	3,479,168
Alphabet Inc., Class C (a)	5,256	4,085,436
Facebook Inc., Class A (a)	26,279	3,370,807
LinkedIn Corp., Class A (a)	4,206	803,851

		11,739,262

Investment Banking & Brokerage - 0.4%
The Charles Schwab Corp.	91,452	2,887,140

Movies & Entertainment - 0.8%
The Walt Disney Co.	21,444	1,991,290
Time Warner Inc.	48,645	3,872,628

		5,863,918

Multi-Line Insurance - 0.4%
American International Group Inc.	18,921	1,122,772
The Hartford Financial Services Group Inc.	36,035	1,543,019

		2,665,791

	Principal Amount ($) or Shares	Fair Value $
Multi-Utilities - 0.5%
Dominion Resources Inc.	4,941	366,968
Sempra Energy	34,212	3,667,184

		4,034,152

Oil & Gas Equipment & Services - 0.3%
Schlumberger Ltd.	33,370	2,624,217

Oil & Gas Exploration & Production - 1.0%
Concho Resources Inc. (a)	4,874	669,444
ConocoPhillips	57,544	2,501,438
Hess Corp.	55,388	2,969,904
Noble Energy Inc.	32,280	1,153,687

		7,294,473

Packaged Foods & Meats - 0.4%
Mondelez International Inc., Class A	73,062	3,207,422

Paper Packaging - 0.1%
Packaging Corporation of America	5,675	461,151

Pharmaceuticals - 3.0%
Allergan PLC (a)	35,286	8,126,719
Johnson & Johnson	48,538	5,733,794
Merck & Company Inc.	85,672	5,346,789
Pfizer Inc.	99,861	3,382,292

		22,589,594

Research & Consulting Services - 0.4%
Nielsen Holdings PLC	58,490	3,133,309

Semiconductor Equipment - 0.6%
Applied Materials Inc.	148,448	4,475,707

Semiconductors - 0.9%
QUALCOMM Inc.	101,728	6,968,368

Soft Drinks - 0.7%
PepsiCo Inc.	51,309	5,580,880

Specialized REITs - 0.6%
American Tower Corp.	42,459	4,811,879

Specialty Chemicals - 0.0%*
PPG Industries Inc.	3,441	355,662

Systems Software - 0.7%
Microsoft Corp.	58,865	3,390,624
Oracle Corp.	53,737	2,110,789

		5,501,413

See accompanying notes to financial statements.

Strategic Investment Fund	63

Strategic Investment Fund

Schedule of Investments, continued — September 30, 2016

	Principal Amount ($) or Shares	Fair Value $

Technology Hardware, Storage & Peripherals - 1.6%
Apple Inc. (1)	63,055	7,128,367
Hewlett Packard Enterprise Co.	59,917	1,363,112
Western Digital Corp.	57,640	3,370,211

		11,861,690

Trading Companies & Distributors - 0.4%
United Rentals Inc. (a)	38,905	3,053,653

Total Common Stock (Cost $203,447,077)		239,424,790

Preferred Stock - 0.0%*
Diversified Banks - 0.0%*
Wells Fargo & Co. 3 month USD LIBOR + 3.09% (h)	9,802	262,203

Total Preferred Stock (Cost $245,050)		262,203

Total Domestic Equity (Cost $203,692,127)		239,686,993

Foreign Equity - 21.7%
Common Stock - 21.6%
Advertising - 0.2%
WPP PLC	74,282	1,750,370

Aerospace & Defense - 0.4%
Airbus Group SE	24,088	1,457,454
Zodiac Aerospace	60,618	1,476,555

		2,934,009

Apparel, Accessories & Luxury Goods - 0.0%*
Makalot Industrial Company Ltd.	4,501	21,539

Application Software - 0.3%
SAP SE	25,370	2,307,095

Asset Management & Custody Banks - 0.1%
Brookfield Asset Management Inc., Class A	20,454	717,933
Noah Holdings Ltd. ADR (a)	1,347	35,170

		753,103

Auto Parts & Equipment - 0.7%
Continental AG	9,804	2,061,969
Delphi Automotive PLC	40,900	2,916,988
Superalloy Industrial Company Ltd.	7,974	54,224

		5,033,181

Automobile Manufacturers - 0.5%
Fuji Heavy Industries Ltd.	43,800	1,624,145

	Principal Amount ($) or Shares	Fair Value $
Great Wall Motor Company Ltd., Class H	42,500	41,371
Mahindra & Mahindra Ltd.	5,035	106,175
Toyota Motor Corp.	37,480	2,138,912

		3,910,603

Biotechnology - 0.4%
Shire PLC	51,204	3,324,369

Brewers - 0.4%
AMBEV S.A. ADR	9,033	55,011
Anheuser-Busch InBev S.A.	22,610	2,962,703

		3,017,714

Broadcasting - 0.0%*
Media Nusantara Citra Tbk PT	233,900	36,202

Building Products - 0.5%
Assa Abloy AB, Class B	106,081	2,158,171
Geberit AG	3,959	1,737,321

		3,895,492

Cable & Satellite - 0.4%
Naspers Ltd., Class N	16,258	2,808,205

Communications Equipment - 0.3%
Telefonaktiebolaget LM Ericsson, Class B	321,875	2,327,445

Construction & Engineering - 0.0%*
Hyundai Engineering & Construction Company Ltd.	2,000	71,276

Construction Machinery & Heavy Trucks - 0.3%
Iochpe-Maxion S.A.	5,107	27,525
KION Group AG	20,770	1,344,927
Komatsu Ltd.	23,200	525,789

		1,898,241

Construction Materials - 0.3%
Cemex SAB de C.V. ADR (a)	17,467	138,688
HeidelbergCement AG	20,096	1,899,079

		2,037,767

Data Processing & Outsourced Services - 0.0%*
Cielo S.A.	8,377	83,825

Department Stores - 0.0%*
Matahari Department Store Tbk PT	105,376	149,170
SACI Falabella	3,855	28,200

See accompanying notes to financial statements.

64	Strategic Investment Fund

Strategic Investment Fund

Schedule of Investments, continued — September 30, 2016

	Principal Amount ($) or Shares	Fair Value $

Woolworths Holdings Ltd.	10,954	61,568

		238,938

Diversified Banks - 2.1%
Banco Bilbao Vizcaya Argentaria S.A.	199,918	1,209,162
Bank Negara Indonesia Persero Tbk PT	154,400	65,659
Barclays PLC	496,627	1,082,509
BNP Paribas S.A.	67,447	3,469,226
China Construction Bank Corp., Class H	359,000	266,151
CTBC Financial Holding Company Ltd.	80,830	46,932
Grupo Financiero Banorte SAB de C.V., Class O	130,932	688,639
ICICI Bank Ltd.	628,343	2,382,003
Industrial & Commercial Bank of China Ltd., Class H	289,203	180,846
ING Groep N.V.	144,883	1,789,387
Intesa Sanpaolo S.p.A.	725,655	1,609,780
Kasikornbank PCL	15,400	83,333
Malayan Banking Bhd	62,288	112,963
Metropolitan Bank & Trust Co.	88,954	156,465
Mitsubishi UFJ Financial Group Inc.	275,300	1,373,170
OTP Bank PLC	3,049	79,823
Qatar National Bank SAQ	1,806	77,358
Sberbank of Russia PJSC ADR	21,395	200,642
Shinhan Financial Group Company Ltd.	3,080	112,282
Sumitomo Mitsui Financial Group Inc.	18,200	607,475

		15,593,805

Diversified Metals & Mining - 0.1%
BHP Billiton PLC	61,472	928,281
Korea Zinc Company Ltd.	252	110,058

		1,038,339

Diversified Real Estate Activities - 0.6%
Mitsubishi Estate Company Ltd.	108,588	2,024,531
Mitsui Fudosan Company Ltd.	104,799	2,210,026

		4,234,557

Diversified REITs - 0.0%*
Fibra Uno Administracion S.A. de C.V.	45,227	82,843

Diversified Support Services - 0.1%
KEPCO Plant Service & Engineering Company Ltd.	9,258	485,870

	Principal Amount ($) or Shares	Fair Value $
Electric Utilities - 0.4%
Iberdrola S.A.	103,727	705,472
Power Grid Corporation of India Ltd.	734,723	1,945,504

		2,650,976

Electrical Components & Equipment - 0.7%
Nidec Corp.	36,400	3,329,253
Schneider Electric SE	31,137	2,171,589

		5,500,842

Electronic Components - 0.2%
Largan Precision Company Ltd.	2,111	254,569
Murata Manufacturing Company Ltd.	12,099	1,556,806

		1,811,375

Electronic Equipment & Instruments - 0.7%
Hexagon AB, Class B	49,568	2,167,305
Keyence Corp.	4,128	2,994,548

		5,161,853

Food Retail - 0.0%*
Magnit PJSC GDR	4,285	178,642

Footwear - 0.0%*
Anta Sports Products Ltd.	16,000	43,425

Gold - 0.0%*
Tahoe Resources Inc.	7,801	99,839

Healthcare Equipment - 1.4%
i-SENS Inc. (a)	1,927	55,464
Medtronic PLC	98,295	8,492,688
Smith & Nephew PLC	138,975	2,245,775

		10,793,927

Healthcare Services - 0.3%
Fresenius SE & Company KGaA	27,592	2,201,870

Highways & Railtracks - 0.0%*
CCR S.A.	18,104	94,397

Home Building - 0.2%
Sekisui House Ltd.	100,100	1,691,316

Household Appliances - 0.0%*
Techtronic Industries Company Ltd.	16,880	65,945

Household Products - 0.1%
Svenska Cellulosa AB SCA, Class B	32,279	959,998

See accompanying notes to financial statements.

Strategic Investment Fund	65

Strategic Investment Fund

Schedule of Investments, continued — September 30, 2016

	Principal Amount ($) or Shares	Fair Value $

Human Resource & Employment Services - 0.1%
Capita PLC	85,258	742,026

Hypermarkets & Super Centers - 0.0%*
Puregold Price Club Inc.	54,600	47,850

Industrial Conglomerates - 0.0%*
Fosun International Ltd.	31,500	47,275

Industrial Gases - 0.1%
Linde AG	5,967	1,014,575

Industrial Machinery - 0.3%
FANUC Corp.	14,900	2,502,829

Integrated Oil & Gas - 0.6%
Cenovus Energy Inc.	139,522	1,999,010
China Petroleum & Chemical Corp., Class H	169,725	123,640
Lukoil PJSC ADR	1,378	67,150
Sasol Ltd.	2,643	72,267
Statoil ASA	138,867	2,326,526

		4,588,593

Internet & Direct Marketing Retail - 0.2%
Ctrip.com International Ltd. ADR (a)	1,750	81,497
Zalando SE (a)(b)	28,052	1,171,148

		1,252,645

Internet Software & Services - 0.4%
Alibaba Group Holding Ltd. ADR (a)	3,484	368,573
Baidu Inc. ADR (a)	8,028	1,461,658
NAVER Corp.	254	203,643
NetEase Inc. ADR	1,117	268,951
Tencent Holdings Ltd.	18,555	509,572
Yandex N.V., Class A (a)	4,947	104,134

		2,916,531

IT Consulting & Other Services - 0.0%*
HCL Technologies Ltd.	17,984	216,089

Leisure Products - 0.3%
Shimano Inc.	16,400	2,416,314

Life & Health Insurance - 0.6%
AIA Group Ltd.	466,120	3,098,071
China Life Insurance Company Ltd., Class H	25,000	64,467
Ping An Insurance Group Company of China Ltd., Class H	18,000	93,296

	Principal Amount ($) or Shares	Fair Value $
Prudential PLC	65,241	1,158,082

		4,413,916

Movies & Entertainment - 0.2%
Vivendi S.A.	80,197	1,617,751

Multi-Line Insurance - 0.2%
AXA S.A.	78,643	1,673,898

Oil & Gas Equipment & Services - 0.2%
Technip S.A.	18,159	1,115,655

Oil & Gas Exploration & Production - 0.3%
CNOOC Ltd.	158,000	195,973
Parex Resources Inc. (a)	13,649	172,917
Seven Generations Energy Ltd. Class A (a)	88,959	2,137,588

		2,506,478

Other Diversified Financial Services - 0.0%*
FirstRand Ltd.	36,909	127,492

Packaged Foods & Meats - 0.6%
Kerry Group PLC, Class A	21,119	1,760,079
Nestle S.A.	34,291	2,707,836

		4,467,915

Personal Products - 0.4%
Kao Corp.	58,600	3,293,266
LG Household & Health Care Ltd.	55	47,692

		3,340,958

Pharmaceuticals - 1.3%
Astellas Pharma Inc.	91,500	1,421,767
Bayer AG	20,000	2,010,029
CSPC Pharmaceutical Group Ltd.	62,095	62,127
Roche Holding AG	13,948	3,467,576
Sanofi	33,212	2,524,572
Sino Biopharmaceutical Ltd.	55,000	36,946

		9,523,017

Property & Casualty Insurance - 0.7%
Chubb Ltd.	18,922	2,377,549
Insurance Australia Group Ltd.	451,142	1,888,444
PICC Property & Casualty Company Ltd., Class H	38,000	62,909
Tokio Marine Holdings Inc.	13,400	507,338
XL Group Ltd.	8,617	289,790

		5,126,030

See accompanying notes to financial statements.

66	Strategic Investment Fund

Strategic Investment Fund

Schedule of Investments, continued — September 30, 2016

	Principal Amount ($) or Shares	Fair Value $

Railroads - 0.1%
East Japan Railway Co.	11,500	1,031,156

Real Estate Development - 0.0%*
Bumi Serpong Damai Tbk PT	263,400	44,401

Residential REITs - 0.0%*
Emlak Konut Gayrimenkul Yatirim Ortakligi AS	33,482	33,921

Security & Alarm Services - 0.3%
Secom Company Ltd.	28,700	2,127,878

Semiconductor Equipment - 0.4%
ASML Holding N.V.	29,230	3,208,987

Semiconductors - 0.9%
MediaTek Inc.	17,000	129,891
NXP Semiconductors N.V. (a)	37,514	3,826,803
Taiwan Semiconductor Manufacturing Company Ltd.	494,876	2,881,271

		6,837,965

Soft Drinks - 0.0%*
Coca-Cola Icecek AS	2,133	25,960

Specialty Chemicals - 0.5%
Givaudan S.A.	1,043	2,127,100
Johnson Matthey PLC	29,114	1,245,761

		3,372,861

Technology Hardware, Storage & Peripherals - 0.3%
Samsung Electronics Company Ltd.	1,604	2,327,318

Thrifts & Mortgage Finance - 0.1%
Housing Development Finance Corporation Ltd.	18,058	378,342

Wireless Telecommunication Services - 0.8%
China Mobile Ltd.	18,290	221,316
SK Telecom Company Ltd.	250	51,301
SoftBank Group Corp.	37,000	2,382,995
Vodafone Group PLC	1,027,688	2,960,288

		5,615,900

Total Common Stock (Cost $155,853,812)		163,801,719

Preferred Stock - 0.1%
Diversified Banks - 0.1%
Itau Unibanco Holding S.A.	15,709	171,748

	Principal Amount ($) or Shares	Fair Value $
Integrated Oil & Gas - 0.0%*
Petroleo Brasileiro S.A. (a)	30,910	129,107

Steel - 0.0%*
Vale S.A.	5,892	27,929

Total Preferred Stock (Cost $219,856)		328,784

Total Foreign Equity (Cost $156,073,668)		164,130,503

Bonds and Notes - 31.8%
U.S. Treasuries - 8.1%
U.S. Treasury Bonds
1.50%, 08/15/26 (l)	5,403,100	5,354,348
2.25%, 08/15/46	5,012,800	4,937,803
U.S. Treasury Notes
0.63%, 06/30/18 (l)	987,500	985,301
0.75%, 08/15/19 (l)	8,457,200	8,427,135
0.88%, 10/15/18 - 06/15/19 (l)	11,873,900	11,883,230
1.13%, 07/31/21 (l)	13,446,000	13,427,619
1.25%, 07/31/23 (l)	14,967,000	14,813,828
1.38%, 06/30/23 (l)	1,247,000	1,245,101

		61,074,365

Agency Mortgage Backed - 7.1%
Federal Home Loan Mortgage Corp.
4.50%, 06/01/33 - 02/01/35	4,091	4,492
5.00%, 07/01/35 - 06/01/41	606,390	685,401
5.50%, 05/01/20 - 04/01/39	121,384	140,122
6.00%, 04/01/17 - 11/01/37	163,129	189,493
6.50%, 06/01/29	883	1,011
7.00%, 08/01/23 - 08/01/36	128,464	137,422
7.50%, 09/01/33	434	459
8.00%, 04/01/30 - 11/01/30	559	642
9.00%, 06/01/21	41	42
Federal National Mortgage Assoc.
3.00%, 02/01/43 - 06/01/43	6,944,766	7,254,039
3.50%, 11/01/42 - 08/01/45	4,641,957	4,903,138
4.00%, 05/01/19 - 03/01/44	4,544,156	4,925,459
4.50%, 05/01/18 - 01/01/41	4,479,069	4,914,167
5.00%, 07/01/20 - 06/01/41	938,930	1,063,584
5.50%, 06/01/20 - 01/01/39	880,747	997,855
6.00%, 02/01/20 - 05/01/41	1,239,301	1,436,336
6.50%, 08/01/17 - 08/01/34	108,368	124,171
7.00%, 04/01/17 - 12/01/33	2,709	2,766
7.50%, 12/01/23 - 12/01/33	4,616	5,137
8.00%, 11/01/25 - 01/01/33	732	814
9.00%, 12/01/17 - 12/01/22	416	452

See accompanying notes to financial statements.

Strategic Investment Fund	67

Strategic Investment Fund

Schedule of Investments, continued — September 30, 2016

	Principal Amount ($) or Shares	Fair Value $

2.50%, TBA (c)	2,607,294	2,700,688
3.00%, TBA (c)	1,955,471	2,050,227
3.50%, TBA (c)	5,646,541	5,958,865
4.00%, TBA (c)	4,500,000	4,833,105
Federal National Mortgage Assoc. 12 month USD LIBOR + 1.60% 2.72%, 04/01/37 (h)	701	717
Government National Mortgage Assoc.
3.50%, 05/20/43	1,472,948	1,570,320
4.00%, 01/20/41 - 04/20/43	1,703,603	1,837,164
4.50%, 08/15/33 - 03/20/41	820,490	899,244
5.00%, 08/15/33	11,682	13,152
6.00%, 06/15/33 - 12/15/34	49,035	57,573
6.50%, 04/15/28 - 06/15/34	12,896	14,875
7.00%, 04/15/28 - 10/15/36	7,061	7,855
8.00%, 06/15/30	32	33
8.50%, 10/15/17	301	304
9.00%, 11/15/16 - 12/15/21	207	223
3.00%, TBA (c)	3,256,982	3,412,452
3.50%, TBA (c)	2,443,121	2,595,053
4.00%, TBA (c)	169,190	181,866
4.00%, TBA (c)	1,000,000	1,071,758
5.00%, TBA (c)	75,000	83,487

		54,075,963

Agency Collateralized Mortgage Obligations - 0.4%
Collateralized Mortgage Obligation Trust 0.01%, 11/01/18 (d)(f)	16	16
Federal Home Loan Mortgage Corp. 0.08%, 09/25/43 (g)(h)	79,126	225
Federal Home Loan Mortgage Corp. REMIC
3.50%, 11/15/24 - 11/15/30 (g)	492,608	26,667
5.00%, 02/15/38 (g)	852	2
5.50%, 06/15/33 (g)	3,529	700
7.50%, 07/15/27 (g)	1,436	182
8.00%, 04/15/20	7	7
Federal Home Loan Mortgage Corp. REMIC 6.00% - 1 month USD LIBOR 5.48%, 08/15/43 (g)(h)	1,458,040	288,102
Federal Home Loan Mortgage Corp. REMIC 6.10% - 1 month USD LIBOR 5.58%, 06/15/41 - 05/15/46 (g)(h)	3,660,111	621,586

	Principal Amount ($) or Shares	Fair Value $
Federal Home Loan Mortgage Corp. REMIC 6.20% - 1 month USD LIBOR 5.68%, 10/15/42 (g)(h)	1,072,324	223,879
Federal Home Loan Mortgage Corp. REMIC 6.60% - 1 month USD LIBOR 6.08%, 08/15/25 (g)(h)	201,617	19,463
Federal Home Loan Mortgage Corp. STRIPS
1.47%, 08/01/27 (d)(f)	127	105
8.00%, 02/01/23 - 07/01/24 (g)	481	88
Federal Home Loan Mortgage Corp. STRIPS 5.95% - 1 month USD LIBOR 5.43%, 08/15/43 - 03/15/44 (g)(h)	2,492,381	533,891
Federal National Mortgage Assoc. REMIC
0.51%, 12/25/22 (d)(f)	136	133
1.22%, 12/25/42 (g)(h)	30,814	1,528
5.00%, 02/25/40 - 09/25/40 (g)	218,055	23,926
Federal National Mortgage Assoc. REMIC 6.00% - 1 month USD LIBOR 5.47%, 07/25/38 - 08/25/42 (g)(h)	4,117,957	876,163
Federal National Mortgage Assoc. REMIC 6.60% - 1 month USD LIBOR 6.07%, 10/25/43 (g)(h)	993,310	245,589
Federal National Mortgage Assoc. STRIPS
4.50%, 08/25/35 - 01/25/36 (g)	54,021	8,419
5.00%, 03/25/38 - 05/25/38 (g)	29,497	4,249
5.50%, 12/25/33 (g)	6,525	1,227
6.00%, 01/25/35 (g)	29,666	6,008
7.50%, 11/25/23 (g)	2,899	509
8.00%, 08/25/23 - 07/25/24 (g)	990	203
8.50%, 03/25/17 - 07/25/22 **(g)	25	—
8.50%, 07/25/22 (g)	81	14
9.00%, 05/25/22 (g)	104	17
Government National Mortgage Assoc.
4.50%, 10/20/37 - 08/16/39 (g)	290,783	12,136

See accompanying notes to financial statements.

68	Strategic Investment Fund

Strategic Investment Fund

Schedule of Investments, continued — September 30, 2016

	Principal Amount ($) or Shares	Fair Value $

5.00%, 10/20/37 - 09/20/38 (g)	103,158	3,891
Government National Mortgage Assoc. 6.25% - 1 month USD LIBOR 5.72%, 02/20/40 (g)(h)	1,181,384	201,465
Government National Mortgage Assoc. 6.80% - 1 month USD LIBOR 6.27%, 01/16/40 (g)(h)	344,667	58,383

		3,158,773

Corporate Notes - 13.8%
21st Century Fox America Inc.
3.70%, 10/15/25	84,000	91,034
4.95%, 10/15/45	34,000	38,639
6.65%, 11/15/37	160,000	211,358
ABB Finance USA Inc. 1.63%, 05/08/17	166,000	166,353
AbbVie Inc.
1.75%, 11/06/17	234,000	234,669
2.00%, 11/06/18	211,000	213,152
2.85%, 05/14/23	145,000	147,251
3.20%, 05/14/26	255,000	258,312
3.60%, 05/14/25	138,000	144,327
4.45%, 05/14/46	84,000	87,953
4.70%, 05/14/45	70,000	75,561
ACCO Brands Corp. 6.75%, 04/30/20	339,000	357,645
Actavis Funding SCS
1.30%, 06/15/17	399,000	398,664
3.00%, 03/12/20	169,000	174,222
3.45%, 03/15/22	236,000	247,781
3.80%, 03/15/25	338,000	357,920
Aetna Inc.
2.40%, 06/15/21	184,000	186,281
3.20%, 06/15/26	184,000	187,002
3.50%, 11/15/24	210,000	222,008
Aflac Inc. 4.00%, 10/15/46	120,000	121,516
Agrium Inc. 4.90%, 06/01/43	147,000	155,507
Air Liquide Finance S.A. 2.50%, 09/27/26 (b)	227,000	228,220
Alibaba Group Holding Ltd. 4.50%, 11/28/34	205,000	225,273
Alphabet Inc. 2.00%, 08/15/26	318,000	314,199
Altria Group Inc.
2.63%, 09/16/26	179,000	181,085
2.95%, 05/02/23	141,000	147,736
3.88%, 09/16/46	110,000	114,506
4.50%, 05/02/43	141,000	158,528

	Principal Amount ($) or Shares	Fair Value $
America Movil SAB de C.V. 3.13%, 07/16/22	200,000	204,787
American Axle & Manufacturing Inc.
6.25%, 03/15/21	187,000	194,948
6.63%, 10/15/22	53,000	55,981
American Campus Communities Operating Partnership LP
3.35%, 10/01/20	136,000	141,593
4.13%, 07/01/24	103,000	109,942
American Electric Power Company Inc. 2.95%, 12/15/22	270,000	282,071
American Express Co. 3.63%, 12/05/24	169,000	176,126
American Express Credit Corp. 2.60%, 09/14/20	337,000	346,824
American International Group Inc.
3.75%, 07/10/25	337,000	353,662
4.13%, 02/15/24	102,000	109,961
4.50%, 07/16/44	67,000	68,415
4.80%, 07/10/45	169,000	179,291
American Tower Corp. (REIT)
3.38%, 10/15/26	180,000	182,559
3.40%, 02/15/19	515,000	535,074
AmeriGas Partners LP/AmeriGas Finance Corp.
5.63%, 05/20/24	72,000	76,320
5.88%, 08/20/26	108,000	114,480
Amgen Inc.
2.20%, 05/22/19	305,000	310,646
4.56%, 06/15/48 (b)	127,000	134,954
Amkor Technology Inc. 6.63%, 06/01/21	368,000	379,040
Anadarko Petroleum Corp.
4.85%, 03/15/21	21,000	22,623
6.60%, 03/15/46	22,000	26,828
Anheuser-Busch InBev Finance Inc.
2.65%, 02/01/21	335,000	345,708
3.65%, 02/01/26	444,000	475,472
4.90%, 02/01/46	135,000	161,912
Anheuser-Busch InBev Worldwide Inc. 2.50%, 07/15/22	453,000	461,988
Anthem Inc. 3.30%, 01/15/23	185,000	193,939
Apache Corp. 5.10%, 09/01/40	107,000	111,218
Apple Inc.
3.25%, 02/23/26	168,000	178,678
3.45%, 02/09/45	170,000	162,874

See accompanying notes to financial statements.

Strategic Investment Fund	69

Strategic Investment Fund

Schedule of Investments, continued — September 30, 2016

	Principal Amount ($) or Shares	Fair Value $

3.85%, 08/04/46	145,000	147,672
4.65%, 02/23/46	86,000	99,494
Aramark Services Inc.
5.13%, 01/15/24 (b)	179,000	186,160
5.75%, 03/15/20	85,000	87,338
Archer-Daniels-Midland Co. 2.50%, 08/11/26	288,000	287,264
Ascension Health 4.85%, 11/15/53	235,000	291,164
AstraZeneca PLC
2.38%, 11/16/20	119,000	122,387
3.38%, 11/16/25	169,000	180,829
4.38%, 11/16/45	67,000	74,401
AT&T Inc.
2.45%, 06/30/20	337,000	343,482
2.80%, 02/17/21	168,000	172,874
3.40%, 05/15/25	72,000	74,015
4.45%, 04/01/24	262,000	288,117
4.50%, 05/15/35	169,000	177,908
4.75%, 05/15/46	37,000	38,922
4.80%, 06/15/44	135,000	142,049
AutoZone Inc. 3.25%, 04/15/25	156,000	161,660
Bank of America Corp.
1.70%, 08/25/17	849,000	850,250
2.60%, 01/15/19	293,000	298,933
2.63%, 04/19/21	546,000	554,726
3.50%, 04/19/26	229,000	238,132
3.95%, 04/21/25	203,000	210,264
4.00%, 01/22/25	151,000	156,580
4.10%, 07/24/23	163,000	176,536
4.25%, 10/22/26	305,000	322,768
Barclays Bank PLC 2.25%, 05/10/17 (b)	815,000	820,165
Barrick Gold Corp. 4.10%, 05/01/23	54,000	58,415
Barrick North America Finance LLC 5.70%, 05/30/41	36,000	41,342
Baxalta Inc. 2.88%, 06/23/20	178,000	182,354
Berkshire Hathaway Energy Co. 6.13%, 04/01/36	624,000	830,421
Berkshire Hathaway Finance Corp. 3.00%, 05/15/22	236,000	250,751
Berkshire Hathaway Inc. 3.13%, 03/15/26	253,000	266,319
Berry Plastics Corp. 5.13%, 07/15/23	220,000	223,713
BHP Billiton Finance USA Ltd. 5.00%, 09/30/43	60,000	71,102

	Principal Amount ($) or Shares	Fair Value $
Biogen Inc.
2.90%, 09/15/20	66,000	68,549
5.20%, 09/15/45	12,000	14,150
BMW US Capital LLC
2.00%, 04/11/21 (b)	255,000	257,869
2.80%, 04/11/26 (b)	183,000	187,048
BNP Paribas S.A. 4.38%, 05/12/26 (b)	369,000	381,421
Boston Scientific Corp. 3.85%, 05/15/25	170,000	180,997
BP Capital Markets PLC
1.38%, 05/10/18	291,000	290,938
3.12%, 05/04/26	182,000	186,931
Brixmor Operating Partnership LP 4.13%, 06/15/26	109,000	113,032
Buckeye Partners LP 5.60%, 10/15/44	51,000	52,932
Burlington Northern Santa Fe LLC 3.65%, 09/01/25	120,000	132,192
CalAtlantic Group Inc. 5.25%, 06/01/26	215,000	215,129
Calpine Corp.
5.75%, 01/15/25	205,000	202,181
5.88%, 01/15/24 (b)	289,000	305,256
Calumet Specialty Products Partners LP/Calumet Finance Corp. 6.50%, 04/15/21	226,000	184,755
Capital One Financial Corp. 4.20%, 10/29/25	337,000	351,794
Caterpillar Inc. 4.30%, 05/15/44	112,000	125,708
Catholic Health Initiatives
2.60%, 08/01/18	105,000	107,008
4.35%, 11/01/42	82,000	81,495
CBS Corp. 2.90%, 01/15/27	180,000	175,618
CCO Holdings LLC/CCO Holdings Capital Corp. 5.88%, 04/01/24 (b)	215,000	229,384
Celgene Corp.
3.88%, 08/15/25	179,000	191,685
5.00%, 08/15/45	169,000	190,746
CenturyLink Inc. 5.80%, 03/15/22	341,000	349,525
Cequel Communications Holdings I LLC/Cequel Capital Corp. 5.13%, 12/15/21 (b)	347,000	347,000

See accompanying notes to financial statements.

70	Strategic Investment Fund

Strategic Investment Fund

Schedule of Investments, continued — September 30, 2016

	Principal Amount ($) or Shares	Fair Value $

Charter Communications Operating LLC/Charter Communications Operating Capital
3.58%, 07/23/20 (b)	253,000	264,450
4.91%, 07/23/25 (b)	253,000	279,307
6.38%, 10/23/35 (b)	34,000	40,115
6.48%, 10/23/45 (b)	67,000	81,203
Chevron Corp. 3.19%, 06/24/23	167,000	177,937
Chubb INA Holdings Inc.
2.30%, 11/03/20	337,000	345,784
3.35%, 05/03/26	236,000	252,857
4.35%, 11/03/45	71,000	82,285
Cigna Corp. 3.25%, 04/15/25	338,000	348,690
Cinemark USA Inc. 4.88%, 06/01/23	155,000	155,775
Cisco Systems Inc. 2.50%, 09/20/26	179,000	181,068
Citigroup Inc.
1.55%, 08/14/17	346,000	346,410
1.75%, 05/01/18	582,000	582,822
1.85%, 11/24/17	160,000	160,513
2.05%, 12/07/18	306,000	308,304
2.70%, 03/30/21	365,000	373,152
4.40%, 06/10/25	169,000	179,036
4.65%, 07/30/45	152,000	171,460
4.75%, 05/18/46	180,000	189,672
CMS Energy Corp. 4.88%, 03/01/44	171,000	201,154
CNA Financial Corp. 5.88%, 08/15/20	206,000	233,968
CNH Industrial N.V. 4.50%, 08/15/23	215,000	217,150
CNOOC Nexen Finance 2014 ULC 4.25%, 04/30/24	349,000	377,380
Columbia Pipeline Group Inc. 3.30%, 06/01/20	108,000	111,942
Comcast Corp.
3.38%, 08/15/25	276,000	296,773
4.20%, 08/15/34	171,000	189,443
4.60%, 08/15/45	170,000	196,848
ConocoPhillips Co.
3.35%, 11/15/24	337,000	345,210
5.95%, 03/15/46	36,000	45,633
Corp Andina de Fomento 4.38%, 06/15/22	425,000	471,431
Credit Suisse AG 1.70%, 04/27/18	334,000	334,244

	Principal Amount ($) or Shares	Fair Value $
Credit Suisse Group Funding Guernsey Ltd.
3.75%, 03/26/25	502,000	499,037
3.80%, 06/09/23 (b)	385,000	390,236
CSX Corp. 4.50%, 08/01/54	104,000	112,806
CVS Health Corp.
3.88%, 07/20/25	158,000	172,099
5.13%, 07/20/45	253,000	308,464
Daimler Finance North America LLC 2.38%, 08/01/18 (b)	778,000	789,672
Dana Financing Luxembourg Sarl 6.50%, 06/01/26 (b)	215,000	225,320
Danaher Corp. 4.38%, 09/15/45	88,000	104,259
Delphi Automotive PLC 4.40%, 10/01/46	90,000	91,737
Deutsche Bank AG 2.85%, 05/10/19	184,000	179,451
Deutsche Telekom International Finance BV
1.95%, 09/19/21 (b)	363,000	362,723
2.49%, 09/19/23 (b)	363,000	363,731
Devon Energy Corp. 5.85%, 12/15/25	138,000	156,355
Dexia Credit Local S.A. 2.25%, 01/30/19 (b)	715,000	725,584
Diageo Investment Corp. 2.88%, 05/11/22	122,000	128,028
Diamond 1 Finance Corp./Diamond 2 Finance Corp.
3.48%, 06/01/19 (b)	365,000	375,340
4.42%, 06/15/21 (b)	182,000	190,225
6.02%, 06/15/26 (b)	89,000	97,626
8.35%, 07/15/46 (b)	75,000	89,842
DigitalGlobe Inc. 5.25%, 02/01/21 (b)	280,000	277,900
Discover Bank 3.10%, 06/04/20	250,000	257,200
Dollar General Corp.
1.88%, 04/15/18	335,000	336,950
3.25%, 04/15/23	145,000	149,746
4.15%, 11/01/25	96,000	104,539
Dominion Resources Inc. 3.63%, 12/01/24	161,000	170,114
Duke Energy Corp. 3.75%, 09/01/46	110,000	106,966
Duke Energy Progress LLC 4.15%, 12/01/44	100,000	109,728
Eastman Chemical Co. 3.60%, 08/15/22	154,000	163,420

See accompanying notes to financial statements.

Strategic Investment Fund	71

Strategic Investment Fund

Schedule of Investments, continued — September 30, 2016

	Principal Amount ($) or Shares	Fair Value $

Ecopetrol S.A. 5.88%, 05/28/45	85,000	78,200
Electricite de France S.A. 2.15%, 01/22/19 (b)	368,000	373,206
Eli Lilly & Co. 3.70%, 03/01/45	33,000	35,576
EMD Finance LLC 3.25%, 03/19/25 (b)	169,000	174,470
Emera US Finance LP
2.70%, 06/15/21 (b)	129,000	132,022
3.55%, 06/15/26 (b)	132,000	136,890
4.75%, 06/15/46 (b)	39,000	41,913
Enbridge Energy Partners LP 4.20%, 09/15/21	140,000	148,623
Energy Transfer Equity LP 5.88%, 01/15/24	571,000	592,412
Energy Transfer Partners LP
4.05%, 03/15/25	68,000	67,482
6.50%, 02/01/42	123,000	128,546
Entergy Louisiana LLC 3.05%, 06/01/31	109,000	112,014
Enterprise Products Operating LLC
3.70%, 02/15/26	177,000	182,315
3.95%, 02/15/27	292,000	305,665
EOG Resources Inc. 4.15%, 01/15/26	305,000	333,321
ERP Operating LP 4.50%, 07/01/44	68,000	74,605
Express Scripts Holding Co.
3.40%, 03/01/27	183,000	184,161
4.80%, 07/15/46	110,000	114,602
Exxon Mobil Corp.
2.22%, 03/01/21	365,000	372,993
3.04%, 03/01/26	180,000	188,460
4.11%, 03/01/46	110,000	122,450
FedEx Corp. 4.10%, 02/01/45	2,000	2,072
Fiat Chrysler Automobiles N.V. 5.25%, 04/15/23	200,000	205,750
Five Corners Funding Trust 4.42%, 11/15/23 (b)	373,000	402,988
Florida Power & Light Co. 4.13%, 02/01/42	131,000	147,372
Ford Motor Credit Company LLC
3.22%, 01/09/22	360,000	369,433
5.88%, 08/02/21	261,000	297,629
Frontier Communications Corp.
7.13%, 03/15/19	295,000	316,387
11.00%, 09/15/25	267,000	278,348
General Dynamics Corp. 2.13%, 08/15/26	360,000	354,462
General Motors Co. 5.20%, 04/01/45	34,000	35,448

	Principal Amount ($) or Shares	Fair Value $
General Motors Financial Company Inc.
3.15%, 01/15/20	236,000	240,487
3.20%, 07/13/20	675,000	691,205
5.25%, 03/01/26	182,000	199,311
Georgia-Pacific LLC 3.60%, 03/01/25 (b)	121,000	128,961
Gilead Sciences Inc.
1.95%, 03/01/22	108,000	108,245
2.50%, 09/01/23	180,000	181,445
3.65%, 03/01/26	190,000	204,626
4.15%, 03/01/47	88,000	90,442
4.80%, 04/01/44	89,000	99,566
Grupo Televisa SAB 5.00%, 05/13/45	200,000	191,188
Halliburton Co.
3.80%, 11/15/25	169,000	174,824
5.00%, 11/15/45	101,000	110,510
HCA Inc.
4.75%, 05/01/23	429,000	447,232
6.50%, 02/15/20	304,000	336,680
Hess Corp.
4.30%, 04/01/27	255,000	257,104
5.60%, 02/15/41	73,000	72,722
5.80%, 04/01/47	77,000	78,807
HSBC Holdings PLC
2.65%, 01/05/22 (c)	200,000	199,335
2.95%, 05/25/21	355,000	360,089
3.60%, 05/25/23	200,000	206,624
HSBC USA Inc. 2.35%, 03/05/20	364,000	367,181
Huntington Bancshares Inc. 2.30%, 01/14/22	143,000	142,484
Hyundai Capital America 2.13%, 10/02/17 (b)	118,000	118,581
Illinois Tool Works Inc. 3.50%, 03/01/24	179,000	195,693
ING Bank N.V. 2.70%, 08/17/20 (b)	200,000	205,483
Ingersoll-Rand Luxembourg Finance S.A. 3.55%, 11/01/24	236,000	250,296
Ingles Markets Inc. 5.75%, 06/15/23	375,000	389,062
Intel Corp.
2.45%, 07/29/20	169,000	174,879
2.60%, 05/19/26	107,000	109,076
International Business Machines Corp. 3.63%, 02/12/24	177,000	192,823
International Paper Co. 4.40%, 08/15/47	229,000	229,148

See accompanying notes to financial statements.

72	Strategic Investment Fund

Strategic Investment Fund

Schedule of Investments, continued — September 30, 2016

	Principal Amount ($) or Shares	Fair Value $

Interstate Power & Light Co. 3.40%, 08/15/25	335,000	358,251
JB Poindexter & Company Inc. 9.00%, 04/01/22 (b)	83,000	87,876
JBS USA LUX S.A./JBS USA Finance Inc. 5.75%, 06/15/25 (b)	224,000	220,080
Jefferies Group LLC
5.13%, 01/20/23	283,000	301,593
6.50%, 01/20/43	90,000	94,118
Johnson & Johnson
1.65%, 03/01/21	120,000	121,770
2.45%, 03/01/26	120,000	123,402
JPMorgan Chase & Co.
2.30%, 08/15/21	363,000	363,812
2.55%, 10/29/20	168,000	171,307
3.30%, 04/01/26	182,000	187,976
4.25%, 10/01/27	13,000	13,994
JPMorgan Chase & Co. 3 month USD LIBOR + 3.32% 5.00%, 12/29/49 (h)	129,000	127,388
JPMorgan Chase & Co. 3 month USD LIBOR + 3.33% 6.10%, 10/29/49 (h)	405,000	427,781
KB Home 7.00%, 12/15/21	351,000	377,325
Kellogg Co. 4.50%, 04/01/46	75,000	81,332
KFW 4.50%, 07/16/18	446,000	473,751
Kinder Morgan Energy Partners LP
3.50%, 09/01/23	75,000	75,141
4.30%, 05/01/24	180,000	186,239
Kinder Morgan Inc.
3.05%, 12/01/19	67,000	68,459
5.55%, 06/01/45	101,000	103,844
Kraft Heinz Foods Co.
2.80%, 07/02/20	338,000	350,298
3.00%, 06/01/26	256,000	258,206
4.38%, 06/01/46	120,000	127,292
L Brands Inc. 5.63%, 02/15/22	369,000	412,357
L-3 Communications Corp. 1.50%, 05/28/17	211,000	211,201
Lee Enterprises Inc. 9.50%, 03/15/22 (b)	300,000	309,750
Lennar Corp.
4.50%, 11/15/19	299,000	315,071
4.75%, 05/30/25	150,000	153,000
Levi Strauss & Co. 5.00%, 05/01/25	222,000	231,435

	Principal Amount ($) or Shares	Fair Value $
Lockheed Martin Corp.
2.50%, 11/23/20	236,000	243,634
3.55%, 01/15/26	179,000	193,542
3.80%, 03/01/45	71,000	72,560
4.70%, 05/15/46	76,000	90,533
Lowe’s Companies Inc. 3.70%, 04/15/46	255,000	262,294
LYB International Finance BV 4.88%, 03/15/44	54,000	58,556
Marathon Oil Corp.
3.85%, 06/01/25	91,000	86,466
5.90%, 03/15/18	91,000	95,106
6.00%, 10/01/17	370,000	382,587
Marathon Petroleum Corp. 3.63%, 09/15/24	159,000	160,274
Marsh & McLennan Companies Inc. 3.50%, 03/10/25	169,000	178,609
McDonald’s Corp.
3.70%, 01/30/26	214,000	230,370
4.88%, 12/09/45	71,000	82,609
Medtronic Inc.
2.50%, 03/15/20	101,000	104,454
3.50%, 03/15/25	379,000	408,365
4.63%, 03/15/45	109,000	128,375
Memorial Sloan-Kettering Cancer Center 4.13%, 07/01/52	105,000	115,958
Merck & Company Inc. 2.75%, 02/10/25	335,000	347,342
MetLife Inc. 4.72%, 12/15/44	104,000	112,948
MGM Resorts International
4.63%, 09/01/26	143,000	139,425
5.25%, 03/31/20	222,000	236,430
6.63%, 12/15/21	370,000	416,250
Microsoft Corp.
1.55%, 08/08/21	360,000	358,460
2.40%, 08/08/26	436,000	436,280
3.45%, 08/08/36	110,000	112,210
3.70%, 08/08/46	110,000	111,424
4.00%, 02/12/55	160,000	164,221
Mitsubishi UFJ Financial Group Inc. 3.85%, 03/01/26	200,000	217,061
Mizuho Bank Ltd. 2.45%, 04/16/19 (b)	420,000	426,793
Mizuho Financial Group Inc. 2.63%, 04/12/21 (b)	362,000	366,510
Molson Coors Brewing Co.
2.10%, 07/15/21	254,000	256,356
3.00%, 07/15/26	136,000	137,030
4.20%, 07/15/46	76,000	79,396

See accompanying notes to financial statements.

Strategic Investment Fund	73

Strategic Investment Fund

Schedule of Investments, continued — September 30, 2016

	Principal Amount ($) or Shares	Fair Value $

Monsanto Co. 4.70%, 07/15/64	44,000	42,140
Morgan Stanley
2.45%, 02/01/19	170,000	173,080
2.50%, 04/21/21	365,000	368,564
2.65%, 01/27/20	145,000	148,178
3.70%, 10/23/24	165,000	174,075
3.95%, 04/23/27	337,000	350,734
4.10%, 05/22/23	386,000	408,287
5.00%, 11/24/25	131,000	146,241
Mylan N.V.
3.15%, 06/15/21 (b)	86,000	87,621
3.95%, 06/15/26 (b)	89,000	89,721
National Retail Properties Inc. 4.00%, 11/15/25	168,000	179,246
NCL Corporation Ltd. 4.63%, 11/15/20 (b)	186,000	186,000
Newell Brands Inc.
3.85%, 04/01/23	183,000	194,856
4.20%, 04/01/26	183,000	199,426
5.50%, 04/01/46	110,000	133,766
Newmont Mining Corp. 4.88%, 03/15/42	131,000	138,345
Nexen Energy ULC 6.40%, 05/15/37	144,000	191,910
Noble Energy Inc. 3.90%, 11/15/24	202,000	206,129
Northern States Power Co. 2.20%, 08/15/20	337,000	344,449
Northrop Grumman Corp. 3.85%, 04/15/45	39,000	40,574
Novartis Capital Corp.
3.00%, 11/20/25	26,000	27,520
4.00%, 11/20/45	223,000	246,847
NRG Energy Inc. 6.25%, 07/15/22	184,000	186,760
Occidental Petroleum Corp. 3.50%, 06/15/25	337,000	359,007
Omnicom Group Inc. 3.63%, 05/01/22	105,000	112,520
Oracle Corp.
1.90%, 09/15/21	184,000	184,481
2.40%, 09/15/23	127,000	128,061
2.65%, 07/15/26	255,000	254,781
2.95%, 05/15/25	225,000	232,543
4.00%, 07/15/46	110,000	113,969
4.13%, 05/15/45	68,000	71,407
Owens & Minor Inc. 3.88%, 09/15/21	310,000	320,307
Owens-Brockway Glass Container Inc. 6.38%, 08/15/25 (b)	100,000	110,125

	Principal Amount ($) or Shares	Fair Value $
Pacific Gas & Electric Co. 3.40%, 08/15/24	506,000	543,010
PacifiCorp 6.25%, 10/15/37	3,000	4,167
Penn National Gaming Inc. 5.88%, 11/01/21	225,000	232,313
PepsiCo Inc.
3.10%, 07/17/22	85,000	90,949
4.25%, 10/22/44	100,000	114,426
4.60%, 07/17/45	101,000	121,556
Perrigo Company PLC 2.30%, 11/08/18	360,000	361,220
Perrigo Finance Unlimited Co. 3.50%, 03/15/21	200,000	206,866
Petroleos Mexicanos
3.50%, 01/30/23	147,000	138,555
4.50%, 01/23/26	182,000	176,995
5.63%, 01/23/46	67,000	58,592
6.38%, 02/04/21 (b)	135,000	147,164
6.75%, 09/21/47 (b)	144,000	143,424
PetSmart Inc. 7.13%, 03/15/23 (b)	286,000	300,300
Pfizer Inc.
2.75%, 06/03/26	182,000	188,234
4.40%, 05/15/44	106,000	122,772
Philip Morris International Inc. 4.13%, 03/04/43	140,000	150,956
PNC Bank NA 2.40%, 10/18/19	346,000	354,192
PPL Capital Funding Inc. 3.10%, 05/15/26	365,000	371,256
Praxair Inc. 3.20%, 01/30/26	106,000	113,529
Precision Castparts Corp. 4.38%, 06/15/45	101,000	119,384
Prologis LP 3.75%, 11/01/25	168,000	180,850
Prudential Financial Inc. 3 month USD LIBOR + 3.03% 5.38%, 05/15/45 (h)	169,000	176,183
Prudential Financial Inc. 3 month USD LIBOR + 3.92% 5.63%, 06/15/43 (h)	166,000	179,081
PulteGroup Inc.
4.25%, 03/01/21	70,000	73,500
5.50%, 03/01/26	210,000	220,500
QUALCOMM Inc. 4.80%, 05/20/45	119,000	130,233
Regency Energy Partners LP/Regency Energy Finance Corp. 4.50%, 11/01/23	236,000	237,697

See accompanying notes to financial statements.

74	Strategic Investment Fund

Strategic Investment Fund

Schedule of Investments, continued — September 30, 2016

	Principal Amount ($) or Shares	Fair Value $

Reynolds American Inc.
4.45%, 06/12/25	284,000	317,041
5.85%, 08/15/45	45,000	58,411
Rio Tinto Finance USA PLC 4.13%, 08/21/42	85,000	87,598
Rogers Communications Inc. 5.00%, 03/15/44	61,000	71,001
Royal Bank of Canada
1.20%, 09/19/17	773,000	772,668
4.65%, 01/27/26	22,000	23,993
Royal Bank of Scotland Group PLC 3.88%, 09/12/23	200,000	197,397
Ryder System Inc. 2.45%, 09/03/19	394,000	401,963
Santander Bank NA 2.00%, 01/12/18	411,000	411,042
Santander UK Group Holdings PLC
3.13%, 01/08/21	214,000	217,451
4.75%, 09/15/25 (b)	200,000	200,225
Schaeffler Holding Finance BV (6.75% Cash/7.50% PIK) 6.75%, 11/15/22 (b)(k)	300,000	342,750
Schlumberger Holdings Corp.
3.00%, 12/21/20 (b)	186,000	193,961
4.00%, 12/21/25 (b)	214,000	232,964
Shell International Finance BV 2.88%, 05/10/26	182,000	185,438
Shire Acquisitions Investments Ireland DAC
1.90%, 09/23/19	181,000	181,167
2.40%, 09/23/21	360,000	360,999
2.88%, 09/23/23	360,000	361,657
3.20%, 09/23/26	250,000	250,690
Sinclair Television Group Inc. 5.38%, 04/01/21	387,000	401,512
Southern California Edison Co.
2.40%, 02/01/22	135,000	139,102
Sprint Corp. 7.63%, 02/15/25	248,000	245,520
Standard Industries Inc. 5.38%, 11/15/24 (b)	442,000	455,260
Statoil ASA 3.95%, 05/15/43	84,000	86,830
Sumitomo Mitsui Banking Corp.
1.35%, 07/11/17	255,000	254,972
1.95%, 07/23/18	258,000	259,570
Sumitomo Mitsui Financial Group Inc. 2.63%, 07/14/26	285,000	281,512
Sunoco LP/Sunoco Finance Corp. 5.50%, 08/01/20 (b)	148,000	149,110

	Principal Amount ($) or Shares	Fair Value $
SUPERVALU Inc. 6.75%, 06/01/21	374,000	349,690
T-Mobile USA Inc. 6.63%, 04/01/23	370,000	397,287
Tampa Electric Co. 4.35%, 05/15/44	169,000	186,154
Target Corp. 2.50%, 04/15/26	180,000	183,801
TD Ameritrade Holding Corp. 2.95%, 04/01/22	166,000	172,988
Teachers Insurance & Annuity Association of America 4.90%, 09/15/44 (b)	235,000	264,956
Telecom Italia S.p.A. 5.30%, 05/30/24 (b)	396,000	404,859
Tenet Healthcare Corp.
4.75%, 06/01/20	136,000	138,040
6.00%, 10/01/20	347,000	366,952
Teva Pharmaceutical Finance Netherlands III BV
3.15%, 10/01/26	108,000	108,572
4.10%, 10/01/46	81,000	80,829
The Allstate Corp. 3 month USD LIBOR + 2.94% 5.75%, 08/15/53 (h)	186,000	199,718
The Bank of New York Mellon Corp. 3 month USD LIBOR + 3.13% 4.63%, 12/29/49 (h)	360,000	354,600
The Bank of Tokyo-Mitsubishi UFJ Ltd. 2.30%, 03/10/19 (b)	400,000	404,971
The Coca-Cola Co. 2.88%, 10/27/25	178,000	187,645
The Dow Chemical Co. 4.25%, 10/01/34	172,000	177,471
The Goldman Sachs Group Inc.
2.35%, 11/15/21	360,000	359,292
2.38%, 01/22/18	299,000	302,044
2.63%, 01/31/19 - 04/25/21	426,000	433,937
2.90%, 07/19/18	223,000	228,120
3.75%, 05/22/25	288,000	302,589
4.25%, 10/21/25	57,000	60,022
4.80%, 07/08/44	368,000	414,906
5.15%, 05/22/45	169,000	184,737
The Home Depot Inc.
3.35%, 09/15/25	236,000	255,936
3.50%, 09/15/56	128,000	124,540
The Korea Development Bank 3.38%, 09/16/25	200,000	218,369

See accompanying notes to financial statements.

Strategic Investment Fund	75

Strategic Investment Fund

Schedule of Investments, continued — September 30, 2016

	Principal Amount ($) or Shares	Fair Value $

The Kroger Co. 2.95%, 11/01/21	236,000	246,065
The Progressive Corp. 3.70%, 01/26/45	101,000	105,711
The Southern Co.
3.25%, 07/01/26	365,000	378,287
4.40%, 07/01/46	110,000	118,999
The Toronto-Dominion Bank 2.50%, 12/14/20	23,000	23,653
The Toronto-Dominion Bank 5 year USD LIBOR + 2.21% 3.63%, 09/15/31 (h)	109,000	109,398
The Travelers Companies Inc. 3.75%, 05/15/46	75,000	79,468
The Walt Disney Co.
1.85%, 07/30/26	181,000	172,883
2.30%, 02/12/21	306,000	315,363
4.13%, 06/01/44	73,000	82,580
Time Inc. 5.75%, 04/15/22 (b)	371,000	364,507
Time Warner Cable LLC
4.50%, 09/15/42	34,000	32,520
6.55%, 05/01/37	101,000	119,971
Time Warner Inc.
3.88%, 01/15/26	127,000	137,639
5.35%, 12/15/43	306,000	364,955
TransCanada PipeLines Ltd. 4.88%, 01/15/26	277,000	320,642
Tyco Electronics Group S.A. 2.35%, 08/01/19	344,000	348,765
Tyson Foods Inc. 2.65%, 08/15/19	72,000	73,823
U.S. Bancorp 3.10%, 04/27/26	226,000	233,605
U.S. Bancorp 3 month USD LIBOR + 3.49% 5.13%, 12/29/49 (h)	337,000	354,945
UBS Group Funding Jersey Ltd. 2.95%, 09/24/20 (b)	200,000	204,897
Under Armour Inc. 3.25%, 06/15/26	88,000	88,650
UnitedHealth Group Inc.
2.70%, 07/15/20	223,000	231,770
4.75%, 07/15/45	268,000	322,216
Universal Health Services Inc. 5.00%, 06/01/26 (b)	144,000	149,940
Vale Overseas Ltd.
4.38%, 01/11/22	92,000	90,965
5.88%, 06/10/21	184,000	192,648
6.25%, 08/10/26	90,000	94,023
Ventas Realty LP 3.25%, 10/15/26	180,000	181,800

	Principal Amount ($) or Shares	Fair Value $
Verizon Communications Inc.
1.75%, 08/15/21	362,000	358,069
2.63%, 08/15/26	270,000	264,922
4.40%, 11/01/34	168,000	178,106
4.67%, 03/15/55	118,000	124,128
4.86%, 08/21/46	169,000	189,772
5.05%, 03/15/34	288,000	324,294
5.15%, 09/15/23	215,000	250,231
Viacom Inc.
2.25%, 02/04/22	180,000	179,136
3.45%, 10/04/26	180,000	179,894
Virgin Media Finance PLC 5.75%, 01/15/25 (b)	202,000	204,525
Visa Inc.
2.80%, 12/14/22	214,000	224,363
3.15%, 12/14/25	214,000	226,192
4.30%, 12/14/45	101,000	117,035
Volkswagen Group of America Finance LLC 3 month USD LIBOR + 0.44% 1.25%, 11/20/17 (b)(h)	200,000	199,327
W.R. Grace & Co.
5.13%, 10/01/21 (b)	140,000	148,750
5.63%, 10/01/24 (b)	367,000	400,030
Wal-Mart Stores Inc. 4.30%, 04/22/44	314,000	369,815
Walgreens Boots Alliance Inc.
2.60%, 06/01/21	182,000	186,266
4.65%, 06/01/46	55,000	60,075
Wells Fargo & Co.
3.00%, 04/22/26	367,000	370,689
3.90%, 05/01/45	169,000	174,335
4.10%, 06/03/26	218,000	231,430
4.30%, 07/22/27	136,000	146,671
4.40%, 06/14/46	110,000	112,273
Wells Fargo & Co. 3 month USD LIBOR + 3.11% 5.90%, 12/29/49 (h)	226,000	234,193
Wells Fargo & Co. 3 month USD LIBOR + 3.99% 5.88%, 12/29/49 (h)	234,000	253,890
Western Digital Corp. 7.38%, 04/01/23 (b)	35,000	38,413
Westlake Chemical Corp. 3.60%, 08/15/26 (b)	255,000	255,133
Williams Partners LP
3.90%, 01/15/25	290,000	289,553
5.40%, 03/04/44	34,000	33,953
Windstream Services LLC 6.38%, 08/01/23	259,000	235,043
WPP Finance 2010 3.75%, 09/19/24	335,000	356,852

See accompanying notes to financial statements.

76	Strategic Investment Fund

Strategic Investment Fund

Schedule of Investments, continued — September 30, 2016

	Principal Amount ($) or Shares	Fair Value $

XLIT Ltd. 5.25%, 12/15/43	143,000	157,031
XPO Logistics Inc. 6.50%, 06/15/22 (b)	215,000	224,944
Zimmer Biomet Holdings Inc. 3.55%, 04/01/25	169,000	174,276

		104,116,681

Non-Agency Collateralized Mortgage Obligations - 1.9%
American Tower Trust I (REIT) 1.55%, 03/15/43 (b)	420,000	419,069
Banc of America Commercial Mortgage Trust 2007-1 5.48%, 01/15/49 (h)	600,000	597,063
Banc of America Commercial Mortgage Trust 2007-4 5.94%, 02/10/51 (h)	92,108	93,969
Banc of America Commercial Mortgage Trust 2008-1 6.44%, 02/10/51 (h)	458,958	476,317
Banc of America Merrill Lynch Commercial Mortgage Inc. 2005-1 5.53%, 11/10/42 (h)	46,572	46,527
Bear Stearns Commercial Mortgage Securities Trust 2007-PW18 6.09%, 06/11/50 (h)	290,000	299,783
Citigroup Commercial Mortgage Trust 2014-GC23 4.66%, 07/10/47 (b)(h)	692,000	587,026
Citigroup Commercial Mortgage Trust 2015-GC33 3.17%, 09/10/58	146,638	103,435
Citigroup Commercial Mortgage Trust 2016-P5 2.94%, 10/10/49 (c)	330,977	340,894
COMM 2013-CR12 Mortgage Trust 5.25%, 10/10/46 (b)(h)	100,000	89,683
COMM 2013-LC13 Mortgage Trust 4.56%, 08/10/46 (b)(h)	140,000	156,902
COMM 2014-CR14 Mortgage Trust 4.53%, 02/10/47 (h)	200,000	224,370
COMM 2014-CR19 Mortgage Trust 4.88%, 08/10/47 (b)(h)	332,639	283,184
COMM 2015-CR23 Mortgage Trust 4.40%, 05/10/48 (h)	161,100	154,963

	Principal Amount ($) or Shares	Fair Value $
COMM 2015-CR24 Mortgage Trust 3.46%, 08/10/48 (h)	293,578	218,843
COMM 2015-LC19 Mortgage Trust 2.87%, 02/10/48 (b)	260,000	201,070
COMM 2015-PC1 Mortgage Trust 4.59%, 07/10/50 (h)	160,441	169,767
CSAIL 2015-C2 Commercial Mortgage Trust 4.35%, 06/15/57 (h)	112,000	83,193
CSAIL 2015-C3 Commercial Mortgage Trust 3.51%, 08/15/48 (h)	175,977	131,851
GS Mortgage Securities Trust 2011-GC5 3.00%, 08/10/44	6,565	6,562
GS Mortgage Securities Trust 2015-GC28 1.30%, 02/10/48 (g)(h)	2,260,332	142,886
GS Mortgage Securities Trust 2015-GC32 3.35%, 07/10/48	161,291	122,599
GS Mortgage Securities Trust 2015-GC34 2.98%, 10/10/48	554,581	391,666
GS Mortgage Securities Trust 2015-GS1 3.27%, 11/10/48	417,675	327,656
GS Mortgage Securities Trust 2016-GS3 3.40%, 10/10/49 (h)	339,000	349,092
JP Morgan Chase Commercial Mortgage Securities Corp. 2012-LC9 1.98%, 12/15/47 (g)(h)	1,028,625	68,668
JP Morgan Chase Commercial Mortgage Securities Trust 2007-CB18 5.44%, 06/12/47	174,341	175,228
JPMBB Commercial Mortgage Securities Trust 2013-C12 4.16%, 07/15/45 (h)	90,000	98,309
JPMBB Commercial Mortgage Securities Trust 2013-C17 5.05%, 01/15/47 (b)(h)	100,000	92,657
JPMBB Commercial Mortgage Securities Trust 2014-C18 4.97%, 02/15/47 (b)(h)	100,000	86,598
JPMBB Commercial Mortgage Securities Trust 2014-C19 4.83%, 04/15/47 (b)(h)	100,000	86,334

See accompanying notes to financial statements.

Strategic Investment Fund	77

Strategic Investment Fund

Schedule of Investments, continued — September 30, 2016

	Principal Amount ($) or Shares	Fair Value $

JPMBB Commercial Mortgage Securities Trust 2015-C29 3.84%, 05/15/48 (h)	307,309	226,353
JPMBB Commercial Mortgage Securities Trust 2015-C30 4.46%, 07/15/48 (h)	293,257	267,195
LB-UBS Commercial Mortgage Trust 2004-C8 0.49%, 12/15/39 (b)(g)(h)	9,742	38
LB-UBS Commercial Mortgage Trust 2007-C6
6.11%, 07/15/40 (h)	192,914	199,532
6.11%, 07/15/40 (b)	430,000	438,555
Morgan Stanley Bank of America Merrill Lynch Trust 2014-C14 4.99%, 02/15/47 (b)(h)	160,799	143,330
Morgan Stanley Bank of America Merrill Lynch Trust 2014-C15 5.06%, 04/15/47 (b)(h)	485,625	425,543
Morgan Stanley Bank of America Merrill Lynch Trust 2014-C18 3.39%, 10/15/47 (b)	673,132	457,737
Morgan Stanley Bank of America Merrill Lynch Trust 2014-C19 3.25%, 12/15/47 (b)	199,711	153,657
Morgan Stanley Bank of America Merrill Lynch Trust 2015-C20 1.56%, 02/15/48 (g)(h)	2,531,685	202,649
Morgan Stanley Bank of America Merrill Lynch Trust 2015-C21 1.12%, 03/15/48 (g)(h)	3,096,529	189,522
Morgan Stanley Bank of America Merrill Lynch Trust 2015-C22 4.38%, 04/15/48 (b)(h)	598,870	490,435
Morgan Stanley Bank of America Merrill Lynch Trust 2015-C23 4.27%, 07/15/50 (b)(h)	760,119	618,473
Morgan Stanley Bank of America Merrill Lynch Trust 2016-C28 3.00%, 01/15/49 (b)	120,541	84,516
Morgan Stanley Capital I Trust 2006-IQ11 6.06%, 10/15/42 (h)	110,000	110,692
Morgan Stanley Capital I Trust 2006-T21 5.27%, 10/12/52 (h)	89,547	89,501
Morgan Stanley Capital I Trust 2007-IQ16 6.25%, 12/12/49 (h)	290,000	299,461
Morgan Stanley Capital I Trust 2008-T29 6.48%, 01/11/43 (h)	110,000	114,936

	Principal Amount ($) or Shares	Fair Value $
Morgan Stanley Capital I Trust 2015-MS1 4.16%, 05/15/48 (b)(h)	220,000	172,120
Morgan Stanley Capital I Trust 2016-UBS9
1.41%, 03/15/49 (g)(h)	2,163,442	177,230
3.00%, 03/15/49 (b)	201,000	157,070
Wells Fargo Commercial Mortgage Trust 2015-C26 1.45%, 02/15/48 (g)(h)	2,561,219	206,819
Wells Fargo Commercial Mortgage Trust 2015-C29 4.37%, 06/15/48 (h)	239,622	191,096
Wells Fargo Commercial Mortgage Trust 2015-C30 4.65%, 09/15/58 (b)(h)	146,644	116,271
Wells Fargo Commercial Mortgage Trust 2015-LC22 4.69%, 09/15/58 (h)	146,742	118,931
Wells Fargo Commercial Mortgage Trust 2015-NXS2 4.39%, 07/15/58 (h)	146,643	112,324
Wells Fargo Commercial Mortgage Trust 2016-C33 3.12%, 03/15/59 (b)(n)	128,332	92,965
Wells Fargo Mortgage Backed Securities Trust 2006-3 5.50%, 03/25/36 (**)	14,085	—
WFRBS Commercial Mortgage Trust 2013-C17 4.26%, 12/15/46	190,000	211,473
WFRBS Commercial Mortgage Trust 2014-C19 4.23%, 03/15/47 (b)	293,728	239,866
WFRBS Commercial Mortgage Trust 2014-C22 4.06%, 09/15/57 (b)(h)	443,071	341,607
WFRBS Commercial Mortgage Trust 2014-C24 3.69%, 11/15/47 (b)	578,051	414,431
WFRBS Commercial Mortgage Trust 2014-C25 3.80%, 11/15/47 (b)(h)	80,000	57,717
WFRBS Commercial Mortgage Trust 2014-LC14
4.35%, 03/15/47 (h)	447,000	497,713
4.59%, 03/15/47 (b)(h)	464,977	380,626
WFRBS Commercial Mortgage Trust 2015-C31 3.85%, 11/15/48	73,319	55,376

		14,681,924

See accompanying notes to financial statements.

78	Strategic Investment Fund

Strategic Investment Fund

Schedule of Investments, continued — September 30, 2016

	Principal Amount ($) or Shares	Fair Value $

Sovereign Bonds - 0.3%
Government of Chile 3.63%, 10/30/42	250,000	265,937
Government of Colombia 2.63%, 03/15/23	236,000	232,696
Government of Mexico
3.60%, 01/30/25	510,000	529,125
4.00%, 10/02/23	168,000	179,676
4.75%, 03/08/44	204,000	212,160
Government of Panama 4.00%, 09/22/24	200,000	218,750
Government of Peru
4.13%, 08/25/27	99,000	113,108
5.63%, 11/18/50	55,000	72,875
Government of Philippines 4.20%, 01/21/24	200,000	227,595
Government of Turkey
3.25%, 03/23/23	73,000	68,595
4.88%, 04/16/43	200,000	186,642

		2,307,159

Municipal Bonds and Notes - 0.2%
American Municipal Power Inc. 6.27%, 02/15/50	95,000	125,444
Municipal Electric Authority of Georgia 6.64%, 04/01/57	169,000	228,138
New Jersey Transportation Trust Fund Authority 6.88%, 12/15/39	65,000	70,941
Port Authority of New York & New Jersey 4.46%, 10/01/62	350,000	402,763
South Carolina State Public Service Authority 6.45%, 01/01/50	120,000	173,766

	Principal Amount ($) or Shares	Fair Value $
State of California 5.70%, 11/01/21	175,000	206,701
State of Illinois 5.10%, 06/01/33	100,000	96,400

		1,304,153

FNMA (TBA) - 0.0%*
LehmanTBA 5.50% TBA (j)(n)	61,158	1,933

Total Bonds and Notes (Cost $235,403,398)		240,720,951

Exchange Traded Funds - 6.3%
SPDR Barclays High Yield Bond ETF (m)	632,267	23,216,844
Vanguard FTSE Emerging Markets ETF	649,773	24,450,958

Total Exchange Traded Funds (Cost $45,384,321)		47,667,802

Total Investments in Securities (Cost $640,553,514)		692,206,249

Short-Term Investments - 11.3%
State Street Institutional U.S. Government Money Market Fund - Class G Shares 0.31% (Cost $85,905,257) (d)(l)(m)	85,905,257	85,905,257

Total Investments (Cost $726,458,771)		778,111,506

Liabilities in Excess of Other Assets, net - (2.7)%		(20,376,410)

NET ASSETS - 100.0%		757,735,096

Other Information:

Centrally Cleared Credit Default Swaps - Buy Protection

Reference Entity	Counterparty	Notional Amount (000s omitted)	Contract annual Fixed Rate	Termination Date	Market Value	Unamortized Upfront Payments Received	Unrealized Depreciation

Markit CDX North America High Yield Index	CME Group Inc.	$11,900	5.00%	12/20/20	$(697,024)	$(246,505)	$(450,519)
Markit CDX North America Investment Grade Index	CME Group Inc.	$6,127	1.00%	06/20/21	$(88,770)	$(74,464)	$(14,306)

							$(464,825)

See accompanying notes to financial statements.

Strategic Investment Fund	79

Strategic Investment Fund

Schedule of Investments, continued — September 30, 2016

The Fund had the following long futures contracts open at September 30, 2016:

Description	Expiration date	Number of Contracts	Current Notional Value	Unrealized Appreciation

MSCI EAFE Mini Index Futures	December 2016	27	$2,304,045	$37,972
S&P 500 Emini Index Futures	December 2016	38	4,104,760	17,092
S&P Mid 400 Emini Index Futures	December 2016	104	16,115,840	71,017
2 Yr. U.S. Treasury Notes Futures	December 2016	71	15,511,281	3,597
5 Yr. U.S. Treasury Notes Futures	December 2016	17	2,065,766	3,687

				$133,365

The Fund had the following short futures contracts open at September 30, 2016:

Description	Expiration date	Number of Contracts	Current Notional Value	Unrealized Appreciation (Depreciation)

S&P 500 Emini Index Futures	December 2016	145	$(15,662,900)	$(61,935)
U.S. Long Bond Futures	December 2016	15	(2,522,344)	10,753
10 Yr. U.S. Treasury Notes Futures	December 2016	104	(13,637,000)	10,650

				$(40,532)

				$92,833

The Fund was invested in the following countries/territories at September 30, 2016 (unaudited):

Country/Territory	Percentage (based on Fair Value)

United States	75.75%
Japan	4.88%
United Kingdom	2.88%
France	2.21%
Germany	1.99%
Switzerland	1.66%
Ireland	1.54%
Netherlands	1.39%
Sweden	0.98%
Canada	0.89%

India	0.65%
China	0.58%
South Korea	0.46%
Taiwan	0.43%
Hong Kong	0.41%
South Africa	0.39%
Belgium	0.38%
Mexico	0.37%
Norway	0.31%
Italy	0.26%

Luxembourg	0.26%
Australia	0.25%

Country/Territory	Percentage (based on Fair Value)

Spain	0.25%
Guernsey	0.11%
Brazil	0.09%
Russian Federation	0.07%
Bermuda	0.06%
Supranational	0.06%
Cayman Islands	0.06%
Philippines	0.06%
Turkey	0.04%
Colombia	0.04%

Jersey	0.04%
Indonesia	0.04%
Chile	0.04%
Panama	0.03%
Republic of Korea	0.03%
Peru	0.02%
Malaysia	0.01%
Thailand	0.01%
Hungary	0.01%
Qatar	0.01%

100.00%

See accompanying notes to financial statements.

80	Strategic Investment Fund

Strategic Investment Fund

Schedule of Investments, continued — September 30, 2016

The Fund’s % share of investment in the various categories, based on Fair Value, is as follows at September 30, 2016 (unaudited):

Industry	Domestic	Foreign	Total

Exchange Traded Funds	6.13%	0.00%	6.13%
Diversified Banks	2.11%	2.04%	4.15%
Pharmaceuticals	2.90%	1.23%	4.13%
Healthcare Equipment	0.82%	1.39%	2.21%
Biotechnology	1.71%	0.43%	2.14%
Integrated Oil & Gas	1.49%	0.60%	2.09%
Cable & Satellite	1.63%	0.37%	2.00%
Internet Software & Services	1.51%	0.37%	1.88%
Technology Hardware, Storage & Peripherals	1.53%	0.29%	1.82%
Semiconductors	0.90%	0.87%	1.77%
Oil & Gas Exploration & Production	0.94%	0.32%	1.26%
Aerospace & Defense	0.80%	0.38%	1.18%
Communications Equipment	0.73%	0.30%	1.03%
Semiconductor Equipment	0.58%	0.41%	0.99%
Packaged Foods & Meats	0.41%	0.58%	0.99%
Movies & Entertainment	0.76%	0.20%	0.96%
Financial Exchanges & Data	0.84%	0.00%	0.84%
Industrial Machinery	0.51%	0.32%	0.83%
Data Processing & Outsourced Services	0.72%	0.01%	0.73%
Wireless Telecommunication Services	0.00%	0.72%	0.72%
Soft Drinks	0.72%	0.00%	0.72%
Systems Software	0.71%	0.00%	0.71%
Electrical Components & Equipment	0.00%	0.71%	0.71%
Internet & Direct Marketing Retail	0.52%	0.16%	0.68%
Electronic Equipment & Instruments	0.00%	0.66%	0.66%
Property & Casualty Insurance	0.00%	0.66%	0.66%
Auto Parts & Equipment	0.00%	0.65%	0.65%
Application Software	0.35%	0.30%	0.65%
Electric Utilities	0.29%	0.35%	0.64%
Specialized REITs	0.62%	0.00%	0.62%
Automobile Manufacturers	0.10%	0.50%	0.60%
Life & Health Insurance	0.00%	0.57%	0.57%
Multi-Line Insurance	0.34%	0.22%	0.56%
Asset Management & Custody Banks	0.46%	0.09%	0.55%
Diversified Real Estate Activities	0.00%	0.54%	0.54%
Multi-Utilities	0.52%	0.00%	0.52%
Consumer Finance	0.52%	0.00%	0.52%
Building Products	0.00%	0.50%	0.50%
Oil & Gas Equipment & Services	0.34%	0.14%	0.48%
Specialty Chemicals	0.05%	0.43%	0.48%
Housewares & Specialties	0.44%	0.00%	0.44%
Home Improvement Retail	0.44%	0.00%	0.44%
Personal Products	0.00%	0.43%	0.43%
Research & Consulting Services	0.40%	0.00%	0.40%
Trading Companies & Distributors	0.39%	0.00%	0.39%
Brewers	0.00%	0.39%	0.39%
Airlines	0.38%	0.00%	0.38%
Investment Banking & Brokerage	0.37%	0.00%	0.37%
Leisure Products	0.00%	0.31%	0.31%
Healthcare Services	0.00%	0.28%	0.28%
Security & Alarm Services	0.00%	0.27%	0.27%
Construction Materials	0.00%	0.26%	0.26%

See accompanying notes to financial statements.

Strategic Investment Fund	81

Strategic Investment Fund

Schedule of Investments, continued — September 30, 2016

Industry	Domestic	Foreign	Total

Apparel, Accessories & Luxury Goods	0.24%	0.01%	0.25%
Construction Machinery & Heavy Trucks	0.00%	0.24%	0.24%
Electronic Components	0.00%	0.23%	0.23%
Advertising	0.00%	0.23%	0.23%
Home Building	0.00%	0.22%	0.22%
Industrial Gases	0.08%	0.13%	0.21%
Healthcare Supplies	0.20%	0.00%	0.20%
Industrial Conglomerates	0.18%	0.00%	0.18%
Household Products	0.06%	0.12%	0.18%
Hypermarkets & Super Centers	0.17%	0.01%	0.18%
General Merchandise Stores	0.16%	0.00%	0.16%
Gold	0.14%	0.01%	0.15%
Automotive Retail	0.14%	0.00%	0.14%
Diversified Metals & Mining	0.00%	0.13%	0.13%
Railroads	0.00%	0.13%	0.13%
Independent Power Producers & Energy Traders	0.13%	0.00%	0.13%
Air Freight & Logistics	0.12%	0.00%	0.12%
Hotels, Resorts & Cruise Lines	0.12%	0.00%	0.12%
Agricultural Products	0.11%	0.00%	0.11%
Human Resource & Employment Services	0.00%	0.10%	0.10%
Diversified Support Services	0.00%	0.06%	0.06%
Paper Packaging	0.06%	0.00%	0.06%
Drug Retail	0.05%	0.00%	0.05%
Thrifts & Mortgage Finance	0.00%	0.05%	0.05%
Department Stores	0.00%	0.03%	0.03%
IT Consulting & Other Services	0.00%	0.03%	0.03%
Food Retail	0.00%	0.02%	0.02%
Other Diversified Financial Services	0.00%	0.02%	0.02%
Highways & Railtracks	0.00%	0.01%	0.01%
Diversified REITs	0.00%	0.01%	0.01%
Construction & Engineering	0.00%	0.01%	0.01%
Household Appliances	0.00%	0.01%	0.01%
Real Estate Development	0.00%	0.01%	0.01%
Footwear	0.00%	0.01%	0.01%
Broadcasting	0.00%	0.00%	0.00%
Residential REITs	0.00%	0.00%	0.00%
Steel	0.00%	0.00%	0.00%

			58.02%

Sector	Percentage (based on Fair Value)
Corporate Notes	13.38%
U.S. Treasuries	7.85%
Agency Mortgage Backed	6.95%
Non-Agency Collateralized Mortgage Obligations	1.89%
Agency Collateralized Mortgage Obligations	0.40%
Sovereign Bonds	0.30%
Municipal Bonds and Notes	0.17%
FNMA (TBA)	0.00%

30.94%

Sector, continued	Percentage (based on Fair Value)
Short-Term Investments
Short-Term Investments	11.04%

11.04%

100.00%

See accompanying notes to financial statements.

82	Strategic Investment Fund

Strategic Investment Fund

Schedule of Investments, continued — September 30, 2016

Affiliate Table

	Number of Shares Held at 9/30/15	Value At 9/30/15	Shares Purchased	Shares Sold	Number of Shares Held at 9/30/16	Value at 9/30/16	Dividend/ Interest Income	Realized Gain (Loss)
Financial Select Sector SPDR Fund	28,982	$656,732	3,846	32,828	—	$—	$8,380	$190,504
Industrial Select Sector SPDR Fund	52,114	2,599,967	20,040	72,154	—	—	53,600	955,895
SPDR Barclays High Yield Bond ETF	—	—	632,267	—	632,267	23,216,844	395,283	—
State Street Institutional U.S. Government Money Market Fund - Class G Shares	102,285,749	102,285,749	242,863,794	259,244,286	85,905,257	85,905,257	179,709	—

						$109,122,101	$636,972	$1,146,399

See accompanying notes to financial statements.

Strategic Investment Fund	83

Income Fund

Portfolio Management Discussion and Analysis — September 30, 2016 (Unaudited)

Q.	How did the GE Institutional Income Fund perform compared to its benchmark and Morningstar peer group for the twelve-month period ended September 30, 2016?

A.	For the twelve-month period ended September 30, 2016, the GE Institutional Income Fund returned 6.18% for the Investment Class shares and 5.95% for the Service Class shares. The Fund’s benchmark, the Barclays Capital U.S. Aggregate Bond Index returned 5.19% and the Fund’s Morningstar peer group of 1,101 U.S. Intermediate-Term Bond funds returned an average of 5.29% over the same period.

Q.	What market conditions impacted the Fund’s performance?

A.	After 7 years of steady rate policy, the Federal Reserve raised its Fed Funds target 25 basis points (bps) to a lower bound of 0.25% and upper bound of 0.5% in December, 2015. Expectations for more hikes in 2016 waned as the Federal Open Market Committee sounded a more dovish tone due to slow global growth and moderate inflation. Real GDP in the US remained below 2% for the period. Globally, central banks remained accommodative with the European Central Bank and Bank of Japan upping their quantitative easing measures. In late June, the British electorate voted to leave the European Union, which increased financial market volatility in the short term. The U.S. treasury yield curve flattened over the 12 month period as the 2-year note yield rose 13 bps to 0.76% and 10 and 30-year yields falling -44 bps and -54 bps respectively. Global central bank policy, low global rates and demand for yield drove credit spreads tighter over the period. The option adjusted spread for the Barclays US Credit Index began the period at +160 bps, spiked early in 2016 to +200 bps after disappointing economic news from China and tensions in the Middle East, then steadily declined to +130 bps at September 30, 2016. High yield spreads followed the same path but over a wider range. Starting at +635 bps, the option-adjusted spreads (“OAS”) of the Barclays US High Yield Index peaked at +840 bps in early February then fell to +480 bps at the end of third quarter of 2016.

Q.	What were the drivers behind Fund performance?

A.	In beating its benchmark, the Fund benefited from duration positioning, sector allocation and security selection. The Fund’s long relative duration in the second quarter, mainly through the use of treasury futures, positively impacted return as interest rates fell. The overweight in investment grade credit, which outperformed the Barclays Aggregate Index by roughly 3%, and the exposure to BB and B-rated high yield securities (non-index), which gained almost 12% versus being underweight treasury securities, were the main driver of performance from sector allocation. A short position in a high yield credit default swap did offset some of the benefit from the position in cash securities. Positive security selection came mainly in investment grade credit due to an overweight in BBB-rated and financial securities. Holdings in commercial mortgage-backed securities (“MBS”) rated below AAA were a moderate drag on performance as the tightening in spreads lagged that in corporate bonds.

Q.	Were there any significant changes in the Fund during the period?

A.	The Fund’s duration positioning was tactically traded between -0.25 years to +0.75 years long relative to the benchmark during the period. The Fund’s duration was extended in March as our view for further rate hikes was below that of consensus. The sector overweights in investment grade credit, commercial MBS and non-index exposure to high yield were all reduced in 2016 as credit spreads tightened. No significant changes were made within the corporate bond or commercial MBS sectors, but the position in specified (small loan size) pools in the agency MBS space was replaced with interest only securities which provide higher carry should rates move higher.

84	Income Fund

Income Fund

Performance Summary — September 30, 2016 (Unaudited)

Investment Profile

A mutual fund designed for investors who seek maximum income consistent with prudent investment management and the preservation of capital. The Fund seeks to achieve its investment objective by investing at least 80% of its net assets under normal circumstances in debt securities and investing primarily in a variety of investment-grade debt securities, such as mortgage-backed securities, corporate bonds, U.S. Government securities and money market instruments.

Morningstar Performance Comparison

Based on average annual returns for periods ended September 30, 2016

	One Year	Five Year	Ten Year
Number of funds in peer group	1,101	1,010	876
Peer group average annual total return	5.29%	3.47%	4.29%
Morningstar Category in peer group: Intermediate-Term Bond

Quality Ratings

as of September 30, 2016 as a % of Fair Value (a)(b)

Moody’s / S&P /Rating*	Percentage of Fair Value
Aaa / AAA	11.34%
Aa / AA	46.94%
A / A	10.10%
Baa / BBB	19.61%
Ba / BB and lower	8.21%
NR / Other	3.80%

Sector Allocation

Portfolio composition as a % of Fair Value of $323,523 (in thousands) as of September 30, 2016 (a)(b)

Average Annual Total Return for the periods ended September 30, 2016

Investment Class Shares (Inception date: 11/21/97)

	One Year	Five Year	Ten Year	Ending Value of a $10,000 Investment
Income Fund	6.18%	3.76%	4.55%	$15,598
Barclays U.S. Aggregate Bond Index	5.19%	3.08%	4.79%	$15,965

Service Class Shares (Inception date: 9/30/05)

	One Year	Five Year	Ten Year	Ending Value of a $10,000 Investment
Income Fund	5.95%	3.49%	4.50%	$15,532
Barclays U.S. Aggregate Bond Index	5.19%	3.08%	4.79%	$15,965

Income Fund	85

Income Fund

Performance Summary, continued — September 30, 2016 (Unaudited)

(a)	Fair Value basis is inclusive of short-term investment in State Street Institutional U.S. Government Money Market Fund Class G Shares.

(b)	The securities information regarding holdings, allocations and other characteristics is presented to illustrate examples of securities that the Fund has bought and the diversity of areas in which the Fund may invest as of a particular date. It may not be representative of the Fund’s current or future investments and should not be construed as a recommendation to purchase or sell a particular security.

*	Moody’s Investors Services, Inc. (“Moody’s”) and S&P Global Ratings (“S&P”) are nationally recognized statistical rating organizations. The quality ratings represent the lower of Moody’s or S&P credit ratings. When a rating from only one of the rating agencies is available, that rating is used. Securities not rated by Moody’s or S&P are categorized as not rated. Credit quality measures a bond issuer’s ability to repay interest and principal in a timely manner. Credit quality ratings assigned by a rating agency are subject to change periodically and are not absolute standards of quality. In formulating investment decisions for the Fund, SSGA FM develops its own analysis of the credit quality and risks associated with individual debt instruments, rather than relying exclusively on rating agency ratings.

See Notes to Performance beginning on page 1 for further information, including an explanation of Morningstar peer categories.

Past performance does not predict future performance. The performance shown in the graphs and tables does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

86	Income Fund

Income Fund

Understanding Your Fund’s Expenses — September 30, 2016 (Unaudited)

As a shareholder of the Fund you incur ongoing costs. Ongoing costs include portfolio management fees, distribution and service fees (for Service Class shares) and trustees’ fees. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class of the Fund during the period. The information in the following table is based on an investment of $1,000, which is invested at the beginning of the period and held for the entire six-month period ended September 30, 2016.

Actual Expenses

The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your class under the heading “Expenses paid during the period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other funds.

Please note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs, such as sales charges or redemption fees, if any. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Investment Class	Actual Fund Return	Hypothetical 5% Return (2.5% for the period)
Actual Fund Return
Beginning Account Value April 1, 2016	$1,000.00	$1,000.00
Ending Account Value September 30, 2016	$1,035.40	$1,023.80
Expenses Paid During Period*	$1.22	$1.21

Service Class
Actual Fund Return
Beginning Account Value April 1, 2016	$1,000.00	$1,000.00
Ending Account Value September 30, 2016	$1,034.70	$1,022.55
Expenses Paid During Period*	$2.49	$2.48

*	Expenses are equal to the Fund’s annualized expense ratio of 0.24% for Investment Class shares and 0.49% for Service Class shares (for the period April 1, 2016-September 30, 2016, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

Income Fund	87

Income Fund

Schedule of Investments — September 30, 2016

	Principal Amount ($) or Shares	Fair Value $

Bonds and Notes - 98.2%†
U.S. Treasuries - 24.3%
U.S. Treasury Bonds
1.50%, 08/15/26 (l)	7,271,000	7,205,394
2.25%, 08/15/46	2,788,700	2,746,978
U.S. Treasury Notes
0.63%, 06/30/18 (l)	1,223,400	1,220,675
0.75%, 04/30/18 - 08/15/19 (l)	12,340,300	12,303,656
0.88%, 10/15/18 - 06/15/19 (l)	15,790,600	15,801,716
1.13%, 07/31/21 (l)	15,898,000	15,876,267
1.25%, 07/31/23 (l)	17,125,000	16,949,743
1.38%, 06/30/23 (l)	607,000	606,076

		72,710,505

Agency Mortgage Backed - 22.5%
Federal Home Loan Mortgage Corp.
4.50%, 06/01/33 - 02/01/35	11,409	12,535
5.00%, 07/01/35 - 06/01/41	1,137,719	1,285,964
5.50%, 05/01/20 - 04/01/39	340,025	391,481
6.00%, 04/01/17 - 11/01/37	555,218	645,261
6.50%, 07/01/29 - 10/01/33	2,355	2,699
7.00%, 06/01/29 - 08/01/36	71,996	81,505
7.50%, 01/01/30 - 09/01/33	2,025	2,133
8.00%, 11/01/30	13,752	15,721
8.50%, 04/01/30	19,610	24,129
9.00%, 12/01/16	22	22
9.50%, 04/01/21	25	26
Federal National Mortgage Assoc.
3.00%, TBA (c)	2,405,725	2,522,299
3.00%, 02/01/43 - 06/01/43 (n)	9,737,154	10,178,151
3.50%, 11/01/42 - 08/01/45 (n)	3,018,377	3,196,588
3.50%, TBA (c)	5,414,302	5,713,781
4.00%, 05/01/19 - 06/01/19	27,337	28,213
4.00%, 01/01/41 - 03/01/44 (n)	6,802,856	7,366,946
4.00%, TBA (c)	5,000,000	5,370,117
4.50%, 05/01/18 - 08/01/20	66,687	68,588
4.50%, 07/01/33 - 01/01/41 (n)	5,173,443	5,675,572
5.00%, 07/01/20	18,134	18,901
5.00%, 03/01/34 - 06/01/41 (n)	1,853,466	2,097,823
5.50%, 06/01/20 - 11/01/35	235,521	256,815
5.50%, 12/01/32 - 04/01/38 (n)	1,358,233	1,543,157
6.00%, 05/01/19 - 09/01/21	25,420	26,632
6.00%, 01/01/29 - 08/01/35 (n)	1,056,864	1,231,072
6.50%, 07/01/17 - 05/01/21	10,900	11,330
6.50%, 10/01/28 - 08/01/36 (n)	91,029	105,192
7.00%, 04/01/17 - 08/01/17	1,916	1,940
7.00%, 10/01/32 - 02/01/34 (n)	10,638	11,515
7.50%, 12/01/23 - 12/01/33 (n)	58,757	65,955
8.00%, 07/01/25 - 01/01/33 (n)	13,931	15,502
9.00%, 12/01/17 - 12/01/22 (n)	1,888	2,051

	Principal Amount ($) or Shares	Fair Value $
Federal National Mortgage Assoc. 12 month USD LIBOR + 1.60% 2.72%, 04/01/37 (h)	2,494	2,549
Federal National Mortgage Assoc.
2.50%, TBA (c)	3,207,633	3,322,531
3.00%, TBA (c)	175,000	181,945
Federal National Mortgage Assoc. USD COF11 + 1.25% 5.50%, 10/01/24 (h)	6,835	6,900
Government National Mortgage Assoc.
3.50%, 05/20/43	2,810,419	2,996,207
4.00%, 01/20/41 - 04/20/43	3,004,678	3,240,246
4.50%, 08/15/33 - 05/20/40	580,016	637,239
5.00%, 08/15/33	41,691	46,936
5.50%, TBA (c)	255,000	287,928
6.00%, 04/15/27 - 09/15/36	250,133	293,460
6.50%, 04/15/19 - 09/15/36	96,726	111,476
7.00%, 10/15/27 - 10/15/36	53,713	60,731
7.50%, 01/15/23 - 11/15/31	9,476	9,875
8.00%, 05/15/30 - 09/15/30	437	485
8.50%, 10/15/17	222	224
9.00%, 11/15/16 - 12/15/21	869	951
3.00%, TBA (c)	4,021,206	4,213,156
3.50%, TBA (c)	3,030,230	3,218,672
4.00%, TBA (c)	500,000	535,879

		67,137,006

Agency Collateralized Mortgage Obligations - 1.3%
Collateralized Mortgage Obligation Trust 0.01%, 11/01/18 (d)(f)	35	35
Federal Home Loan Mortgage Corp. 0.08%, 09/25/43 (g)(h)	924,474	2,626
Federal Home Loan Mortgage Corp. REMIC
3.50%, 11/15/24 - 11/15/30 (g)	853,740	46,340
5.00%, 02/15/38 (g)	2,236	6
5.50%, 06/15/33 (g)	42,854	8,505
7.50%, 07/15/27 (g)	4,390	557
8.00%, 04/15/20	14	14
Federal Home Loan Mortgage Corp. REMIC 6.00% - 1 month USD LIBOR 5.48%, 08/15/43 (g)(h)	1,585,569	313,301
Federal Home Loan Mortgage Corp. REMIC 6.10% - 1 month USD LIBOR 5.58%, 06/15/41 - 05/15/46 (g)(h)	5,132,385	871,878

See accompanying notes to financial statements.

88	Income Fund

Income Fund

Schedule of Investments, continued — September 30, 2016

	Principal Amount ($) or Shares	Fair Value $

Federal Home Loan Mortgage Corp. REMIC 6.20% - 1 month USD LIBOR 5.68%, 10/15/42 (g)(h)	1,166,854	243,615
Federal Home Loan Mortgage Corp. REMIC 6.60% - 1 month USD LIBOR 6.08%, 08/15/25 (g)(h)	317,032	30,605
Federal Home Loan Mortgage Corp. STRIPS
1.47%, 08/01/27 (d)(f)	1,004	826
8.00%, 02/01/23 - 07/01/24 (g)	3,613	661
Federal Home Loan Mortgage Corp. STRIPS 5.95% - 1 month USD LIBOR 5.43%, 08/15/43 - 03/15/44 (g)(h)	2,801,931	598,286
Federal National Mortgage Assoc. REMIC
0.51%, 12/25/22 (d)(f)	193	188
1.22%, 12/25/42 (g)(h)	176,129	8,733
5.00%, 02/25/40 - 09/25/40 (g)	364,999	40,076
8.00%, 05/25/22 (g)	5	72
Federal National Mortgage Assoc. REMIC 6.00% - 1 month USD LIBOR 5.47%, 07/25/38 - 08/25/42 (g)(h)	4,660,811	989,024
Federal National Mortgage Assoc. REMIC 6.60% - 1 month USD LIBOR 6.07%, 10/25/43 (g)(h)	1,080,425	267,127
Federal National Mortgage Assoc. REMIC 7.50% - 1 month USD LIBOR 6.97%, 05/25/18 (g)(h)	19,025	709
Federal National Mortgage Assoc. STRIPS
1.87%, 12/25/34 (d)(f)	20,278	18,292
4.50%, 08/25/35 - 01/25/36 (g)	145,971	22,650
5.00%, 03/25/38 - 05/25/38 (g)	79,188	11,423
5.50%, 12/25/33 (g)	19,377	3,643
6.00%, 01/25/35 (g)	80,253	16,252
7.50%, 11/25/23 (g)	18,002	3,162
8.00%, 08/25/23 - 07/25/24 (g)	7,243	1,483
8.50%, 03/25/17 - 07/25/22 **(g)	52	—
8.50%, 07/25/22 (g)	156	27
9.00%, 05/25/22 (g)	148	24
Government National Mortgage Assoc.
4.50%, 10/20/37 - 08/16/39 (g)	561,896	23,635
5.00%, 10/20/37 - 09/20/38 (g)	269,033	10,151

	Principal Amount ($) or Shares	Fair Value $
Government National Mortgage Assoc. 6.25% - 1 month USD LIBOR 5.72%, 02/20/40 (g)(h)	1,316,054	224,430
Government National Mortgage Assoc. 6.80% - 1 month USD LIBOR 6.27%, 01/16/40 (g)(h)	429,327	72,724

		3,831,080

Asset Backed - 0.1%
Chase Funding Trust 2004-1 3.99%, 11/25/33 (i)	243,165	249,757

Corporate Notes - 42.0%
21st Century Fox America Inc.
3.70%, 10/15/25	107,000	115,960
4.95%, 10/15/45	43,000	48,867
6.65%, 11/15/37	213,000	281,370
ABB Finance USA Inc. 1.63%, 05/08/17	158,000	158,336
AbbVie Inc.
1.75%, 11/06/17	370,000	371,057
2.00%, 11/06/18	304,000	307,101
2.85%, 05/14/23	200,000	203,104
3.20%, 05/14/26	254,000	257,299
3.60%, 05/14/25	170,000	177,794
4.45%, 05/14/46	117,000	122,505
4.70%, 05/14/45	85,000	91,752
ACCO Brands Corp. 6.75%, 04/30/20	400,000	422,000
Actavis Funding SCS
1.30%, 06/15/17	400,000	399,664
3.00%, 03/12/20	214,000	220,612
3.45%, 03/15/22	299,000	313,926
3.80%, 03/15/25	426,000	451,106
Aetna Inc.
2.40%, 06/15/21	255,000	258,162
3.20%, 06/15/26	255,000	259,161
3.50%, 11/15/24	266,000	281,211
Aflac Inc. 4.00%, 10/15/46	167,000	169,109
Agrium Inc. 4.90%, 06/01/43	187,000	197,822
Air Liquide Finance S.A.
2.50%, 09/27/26 (b)	322,000	323,730
3.50%, 09/27/46 (b)	200,000	202,368
Alibaba Group Holding Ltd. 4.50%, 11/28/34	205,000	225,273
Alphabet Inc. 2.00%, 08/15/26	440,000	434,741
Altria Group Inc.
2.63%, 09/16/26	245,000	247,854

See accompanying notes to financial statements.

Income Fund	89

Income Fund

Schedule of Investments, continued — September 30, 2016

	Principal Amount ($) or Shares	Fair Value $

2.95%, 05/02/23	209,000	218,985
3.88%, 09/16/46	150,000	156,144
4.50%, 05/02/43	209,000	234,981
America Movil SAB de C.V. 3.13%, 07/16/22	211,000	216,050
American Axle & Manufacturing Inc.
6.25%, 03/15/21	283,000	295,028
6.63%, 10/15/22	56,000	59,150
American Campus Communities Operating Partnership LP
3.35%, 10/01/20	172,000	179,073
4.13%, 07/01/24	127,000	135,559
American Electric Power Company Inc. 2.95%, 12/15/22	341,000	356,246
American Express Co. 3.63%, 12/05/24	242,000	252,205
American Express Credit Corp. 2.60%, 09/14/20	428,000	440,476
American International Group Inc.
3.75%, 07/10/25	250,000	262,360
4.13%, 02/15/24	129,000	139,069
4.50%, 07/16/44	85,000	86,795
4.80%, 07/10/45	214,000	227,032
American Tower Corp. (REIT)
3.38%, 10/15/26	250,000	253,554
3.40%, 02/15/19	550,000	571,438
AmeriGas Partners LP/AmeriGas Finance Corp.
5.63%, 05/20/24	128,000	135,680
5.88%, 08/20/26	192,000	203,520
Amgen Inc.
2.20%, 05/22/19	274,000	279,072
4.56%, 06/15/48 (b)	175,000	185,960
Amkor Technology Inc. 6.63%, 06/01/21	438,000	451,140
Anadarko Petroleum Corp.
4.85%, 03/15/21	27,000	29,087
6.60%, 03/15/46	27,000	32,925
Anheuser-Busch InBev Finance Inc.
2.65%, 02/01/21	220,000	227,032
3.65%, 02/01/26	521,000	557,930
4.90%, 02/01/46	190,000	227,876
Anheuser-Busch InBev Worldwide Inc. 2.50%, 07/15/22	395,000	402,837
Anthem Inc. 3.30%, 01/15/23	218,000	228,534
Apache Corp. 5.10%, 09/01/40	128,000	133,046

	Principal Amount ($) or Shares	Fair Value $
Apple Inc.
3.25%, 02/23/26	236,000	251,001
3.45%, 02/09/45	215,000	205,988
3.85%, 08/04/46	200,000	203,685
4.65%, 02/23/46	24,000	27,766
Aramark Services Inc. 5.13%, 01/15/24 (b)	322,000	334,880
Archer-Daniels-Midland Co. 2.50%, 08/11/26	400,000	398,978
Ascension Health 4.85%, 11/15/53	327,000	405,151
AstraZeneca PLC
2.38%, 11/16/20	135,000	138,843
3.38%, 11/16/25	214,000	228,979
4.38%, 11/16/45	94,000	104,384
AT&T Inc.
2.45%, 06/30/20	406,000	413,809
2.80%, 02/17/21	234,000	240,789
3.40%, 05/15/25	73,000	75,043
4.45%, 04/01/24	328,000	360,696
4.50%, 05/15/35	213,000	224,227
4.75%, 05/15/46	50,000	52,597
4.80%, 06/15/44	167,000	175,720
AutoZone Inc. 3.25%, 04/15/25	175,000	181,349
Bank of America Corp.
1.70%, 08/25/17	1,075,000	1,076,582
2.60%, 01/15/19	17,000	17,344
2.63%, 04/19/21	757,000	769,098
3.50%, 04/19/26	118,000	122,705
3.95%, 04/21/25	257,000	266,196
4.00%, 01/22/25	192,000	199,095
4.10%, 07/24/23	190,000	205,778
4.25%, 10/22/26	385,000	407,428
Barclays Bank PLC 2.25%, 05/10/17 (b)	1,281,000	1,289,118
Barrick Gold Corp. 4.10%, 05/01/23	68,000	73,559
Barrick North America Finance LLC 5.70%, 05/30/41	50,000	57,420
Baxalta Inc. 2.88%, 06/23/20	209,000	214,112
Berkshire Hathaway Energy Co. 6.13%, 04/01/36	266,000	353,994
Berkshire Hathaway Finance Corp. 3.00%, 05/15/22	134,000	142,376
Berkshire Hathaway Inc. 3.13%, 03/15/26	354,000	372,636
Berry Plastics Corp. 5.13%, 07/15/23	260,000	264,388

See accompanying notes to financial statements.

90	Income Fund

Income Fund

Schedule of Investments, continued — September 30, 2016

	Principal Amount ($) or Shares	Fair Value $

Biogen Inc.
2.90%, 09/15/20	72,000	74,780
5.20%, 09/15/45	10,000	11,791
BMW US Capital LLC
2.00%, 04/11/21 (b)	354,000	357,983
2.80%, 04/11/26 (b)	253,000	258,597
BNP Paribas S.A. 4.38%, 05/12/26 (b)	510,000	527,167
Boston Scientific Corp. 3.85%, 05/15/25	215,000	228,908
BP Capital Markets PLC
1.38%, 05/10/18	210,000	209,955
3.12%, 05/04/26	253,000	259,854
Brixmor Operating Partnership LP 4.13%, 06/15/26	150,000	155,549
Buckeye Partners LP 5.60%, 10/15/44	71,000	73,690
CalAtlantic Group Inc. 5.25%, 06/01/26	386,000	386,231
Calpine Corp.
5.75%, 01/15/25	255,000	251,494
5.88%, 01/15/24 (b)	262,000	276,738
Calumet Specialty Products Partners LP/Calumet Finance Corp. 6.50%, 04/15/21	186,000	152,055
Canadian Pacific Railway Co. 2.90%, 02/01/25	126,000	129,021
Capital One Financial Corp. 4.20%, 10/29/25	427,000	445,744
Caterpillar Inc. 4.30%, 05/15/44	129,000	144,789
Catholic Health Initiatives
2.60%, 08/01/18	130,000	132,486
4.35%, 11/01/42	129,000	128,205
CBS Corp. 2.90%, 01/15/27	250,000	243,914
CCO Holdings LLC/CCO Holdings Capital Corp. 5.88%, 04/01/24 (b)	399,000	425,693
Celgene Corp.
3.88%, 08/15/25	208,000	222,740
5.00%, 08/15/45	214,000	241,536
CenturyLink Inc. 5.80%, 03/15/22	176,000	180,400
Cequel Communications Holdings I LLC/Cequel Capital Corp. 5.13%, 12/15/21 (b)	485,000	485,000

	Principal Amount ($) or Shares	Fair Value $
Charter Communications Operating LLC/Charter Communications Operating Capital
3.58%, 07/23/20 (b)	321,000	335,528
4.91%, 07/23/25 (b)	320,000	353,274
6.38%, 10/23/35 (b)	43,000	50,734
6.48%, 10/23/45 (b)	86,000	104,231
Chevron Corp. 3.19%, 06/24/23	234,000	249,324
Chubb INA Holdings Inc.
2.30%, 11/03/20	426,000	437,104
3.35%, 05/03/26	298,000	319,285
4.35%, 11/03/45	90,000	104,305
Cigna Corp. 3.25%, 04/15/25	427,000	440,505
Cinemark USA Inc. 4.88%, 06/01/23	59,000	59,295
Cisco Systems Inc. 2.50%, 09/20/26	250,000	252,888
Citigroup Inc.
1.55%, 08/14/17	388,000	388,459
1.75%, 05/01/18	419,000	419,592
1.85%, 11/24/17	205,000	205,657
2.05%, 12/07/18	427,000	430,214
2.70%, 03/30/21	507,000	518,323
4.40%, 06/10/25	215,000	227,768
4.45%, 09/29/27	250,000	261,795
4.65%, 07/30/45	29,000	32,713
4.75%, 05/18/46	250,000	263,433
CMS Energy Corp. 4.88%, 03/01/44	215,000	252,913
CNA Financial Corp. 5.88%, 08/15/20	366,000	415,690
CNH Industrial N.V. 4.50%, 08/15/23	380,000	383,800
CNOOC Nexen Finance 2014 ULC 4.25%, 04/30/24	433,000	468,211
Columbia Pipeline Group Inc. 3.30%, 06/01/20	120,000	124,380
Comcast Corp.
3.38%, 08/15/25	65,000	69,892
4.20%, 08/15/34	210,000	232,649
4.60%, 08/15/45	215,000	248,955
ConocoPhillips Co.
3.35%, 11/15/24	147,000	150,581
5.95%, 03/15/46	51,000	64,647
Corp Andina de Fomento 4.38%, 06/15/22	646,000	716,575
Credit Suisse AG 1.70%, 04/27/18	421,000	421,308

See accompanying notes to financial statements.

Income Fund	91

Income Fund

Schedule of Investments, continued — September 30, 2016

	Principal Amount ($) or Shares	Fair Value $

Credit Suisse Group Funding Guernsey Ltd.
3.75%, 03/26/25	502,000	499,037
3.80%, 06/09/23 (b)	525,000	532,139
CSX Corp. 4.50%, 08/01/54	125,000	135,584
CVS Health Corp.
3.88%, 07/20/25	184,000	200,420
5.13%, 07/20/45	323,000	393,810
Daimler Finance North America LLC 2.38%, 08/01/18 (b)	633,000	642,497
Dana Financing Luxembourg Sarl 6.50%, 06/01/26 (b)	386,000	404,528
Danaher Corp. 4.38%, 09/15/45	106,000	125,585
Delphi Automotive PLC 4.40%, 10/01/46	125,000	127,412
Deutsche Bank AG 2.85%, 05/10/19	255,000	248,696
Deutsche Telekom International Finance BV
1.95%, 09/19/21 (b)	503,000	502,617
2.49%, 09/19/23 (b)	503,000	504,013
Devon Energy Corp. 5.85%, 12/15/25	193,000	218,671
Dexia Credit Local S.A. 2.25%, 01/30/19 (b)	869,000	881,864
Diageo Investment Corp. 2.88%, 05/11/22	198,000	207,784
Diamond 1 Finance Corp./Diamond 2 Finance Corp.
3.48%, 06/01/19 (b)	505,000	519,307
4.42%, 06/15/21 (b)	253,000	264,433
6.02%, 06/15/26 (b)	124,000	136,018
8.35%, 07/15/46 (b)	100,000	119,790
DigitalGlobe Inc. 5.25%, 02/01/21 (b)	438,000	434,715
Discover Bank 3.10%, 06/04/20	298,000	306,582
Dollar General Corp.
1.88%, 04/15/18	425,000	427,473
3.25%, 04/15/23	200,000	206,546
4.15%, 11/01/25	113,000	123,051
Dominion Resources Inc. 3.63%, 12/01/24	224,000	236,681
Duke Energy Corp. 3.75%, 09/01/46	150,000	145,863
Duke Energy Progress LLC 4.15%, 12/01/44	130,000	142,646
Eastman Chemical Co. 3.60%, 08/15/22	176,000	186,766

	Principal Amount ($) or Shares	Fair Value $
Ecopetrol S.A. 5.88%, 05/28/45	106,000	97,520
Electricite de France S.A. 2.15%, 01/22/19 (b)	392,000	397,546
Eli Lilly & Co. 3.70%, 03/01/45	42,000	45,279
EMD Finance LLC 3.25%, 03/19/25 (b)	214,000	220,927
Emera US Finance LP
2.70%, 06/15/21 (b)	175,000	179,100
3.55%, 06/15/26 (b)	178,000	184,594
4.75%, 06/15/46 (b)	50,000	53,735
Enbridge Energy Partners LP 4.20%, 09/15/21	196,000	208,073
Energy Transfer Equity LP 5.88%, 01/15/24	610,000	632,875
Energy Transfer Partners LP
4.05%, 03/15/25	85,000	84,352
6.50%, 02/01/42	233,000	243,506
Entergy Louisiana LLC 3.05%, 06/01/31	151,000	155,176
Enterprise Products Operating LLC
3.70%, 02/15/26	205,000	211,156
3.95%, 02/15/27	254,000	265,886
EOG Resources Inc. 4.15%, 01/15/26	425,000	464,464
ERP Operating LP 4.50%, 07/01/44	85,000	93,256
Express Scripts Holding Co.
3.40%, 03/01/27	250,000	251,587
4.80%, 07/15/46	150,000	156,275
Exxon Mobil Corp.
2.22%, 03/01/21	510,000	521,168
3.04%, 03/01/26	240,000	251,280
4.11%, 03/01/46	155,000	172,543
FedEx Corp. 4.10%, 02/01/45	2,000	2,072
Fiat Chrysler Automobiles N.V. 5.25%, 04/15/23	200,000	205,750
Five Corners Funding Trust 4.42%, 11/15/23 (b)	465,000	502,385
Florida Power & Light Co. 4.13%, 02/01/42	234,000	263,244
Ford Motor Credit Company LLC
3.22%, 01/09/22	455,000	466,922
5.88%, 08/02/21	329,000	375,172
Frontier Communications Corp.
7.13%, 03/15/19	407,000	436,507
11.00%, 09/15/25	265,000	276,263
General Dynamics Corp. 2.13%, 08/15/26	500,000	492,309

See accompanying notes to financial statements.

92	Income Fund

Income Fund

Schedule of Investments, continued — September 30, 2016

	Principal Amount ($) or Shares	Fair Value $

General Motors Co. 5.20%, 04/01/45	43,000	44,832
General Motors Financial Company Inc.
3.15%, 01/15/20	300,000	305,704
3.20%, 07/13/20	855,000	875,526
5.25%, 03/01/26	255,000	279,255
Georgia-Pacific LLC 3.60%, 03/01/25 (b)	210,000	223,816
Gilead Sciences Inc.
1.95%, 03/01/22	150,000	150,340
2.50%, 09/01/23	250,000	252,007
3.65%, 03/01/26	240,000	258,474
4.15%, 03/01/47	120,000	123,331
4.80%, 04/01/44	147,000	164,452
Grupo Televisa SAB 5.00%, 05/13/45	209,000	199,791
Halliburton Co.
3.80%, 11/15/25	193,000	199,652
5.00%, 11/15/45	128,000	140,052
HCA Inc. 6.50%, 02/15/20	5,000	5,538
Hess Corp.
4.30%, 04/01/27	350,000	352,888
5.60%, 02/15/41	102,000	101,612
5.80%, 04/01/47	105,000	107,464
HSBC Holdings PLC
2.65%, 01/05/22 (c)	200,000	199,335
2.95%, 05/25/21	495,000	502,096
3.60%, 05/25/23	238,000	245,883
HSBC USA Inc. 2.35%, 03/05/20	501,000	505,378
Huntington Bancshares Inc. 2.30%, 01/14/22	200,000	199,278
Hyundai Capital America 2.13%, 10/02/17 (b)	207,000	208,019
Illinois Tool Works Inc. 3.50%, 03/01/24	204,000	223,024
Ingersoll-Rand Luxembourg Finance S.A. 3.55%, 11/01/24	299,000	317,112
Ingles Markets Inc. 5.75%, 06/15/23	554,000	574,775
Intel Corp. 2.60%, 05/19/26	176,000	179,415
International Business Machines Corp. 3.63%, 02/12/24	185,000	201,538
International Paper Co. 4.40%, 08/15/47	315,000	315,204
Interstate Power & Light Co. 3.40%, 08/15/25	100,000	106,941

	Principal Amount ($) or Shares	Fair Value $
JB Poindexter & Company Inc. 9.00%, 04/01/22 (b)	120,000	127,050
JBS USA LUX S.A./JBS USA Finance Inc. 5.75%, 06/15/25 (b)	224,000	220,080
Jefferies Group LLC
5.13%, 01/20/23	131,000	139,607
6.50%, 01/20/43	142,000	148,498
Johnson & Johnson
1.65%, 03/01/21	150,000	152,213
2.45%, 03/01/26	150,000	154,252
JPMorgan Chase & Co.
2.30%, 08/15/21	500,000	501,118
2.55%, 10/29/20	190,000	193,740
3.30%, 04/01/26	252,000	260,274
4.25%, 10/01/27	272,000	292,800
JPMorgan Chase & Co. 3 month USD LIBOR + 3.33% 6.10%, 10/29/49 (h)	510,000	538,687
KB Home 7.00%, 12/15/21	389,000	418,175
Kellogg Co. 4.50%, 04/01/46	100,000	108,443
KFW 4.50%, 07/16/18	169,000	179,516
Kinder Morgan Energy Partners LP
3.50%, 09/01/23	139,000	139,260
4.30%, 05/01/24	119,000	123,125
Kinder Morgan Inc.
3.05%, 12/01/19	94,000	96,047
5.55%, 06/01/45	128,000	131,605
Kraft Heinz Foods Co.
2.80%, 07/02/20	208,000	215,568
3.00%, 06/01/26	204,000	205,758
4.38%, 06/01/46	92,000	97,590
L Brands Inc. 5.63%, 02/15/22	175,000	195,563
L-3 Communications Corp. 1.50%, 05/28/17	167,000	167,159
Lee Enterprises Inc. 9.50%, 03/15/22 (b)	353,000	364,472
Lennar Corp.
4.50%, 11/15/19	268,000	282,405
4.75%, 05/30/25	176,000	179,520
Levi Strauss & Co. 5.00%, 05/01/25	262,000	273,135
Lockheed Martin Corp.
2.50%, 11/23/20	299,000	308,672
3.55%, 01/15/26	207,000	223,817
3.80%, 03/01/45	88,000	89,934
4.70%, 05/15/46	96,000	114,358

See accompanying notes to financial statements.

Income Fund	93

Income Fund

Schedule of Investments, continued — September 30, 2016

	Principal Amount ($) or Shares	Fair Value $

Lowe’s Companies Inc. 3.70%, 04/15/46	353,000	363,098
LYB International Finance BV 4.88%, 03/15/44	76,000	82,412
Marathon Oil Corp.
3.85%, 06/01/25	126,000	119,722
5.90%, 03/15/18	126,000	131,686
6.00%, 10/01/17	514,000	531,486
Marathon Petroleum Corp. 3.63%, 09/15/24	175,000	176,402
Marsh & McLennan Companies Inc. 3.50%, 03/10/25	206,000	217,712
McDonald’s Corp.
3.70%, 01/30/26	299,000	321,872
4.88%, 12/09/45	98,000	114,023
Medtronic Inc.
2.50%, 03/15/20	128,000	132,378
3.50%, 03/15/25	462,000	497,796
4.63%, 03/15/45	131,000	154,285
Memorial Sloan-Kettering Cancer Center 4.13%, 07/01/52	165,000	182,219
Merck & Company Inc. 2.75%, 02/10/25	425,000	440,658
MetLife Inc. 4.72%, 12/15/44	131,000	142,271
MGM Resorts International
4.63%, 09/01/26	252,000	245,700
5.25%, 03/31/20	267,000	284,355
6.63%, 12/15/21	438,000	492,750
Microsoft Corp.
1.55%, 08/08/21	500,000	497,860
2.40%, 08/08/26	600,000	600,386
3.45%, 08/08/36	150,000	153,014
3.70%, 08/08/46	150,000	151,941
4.00%, 02/12/55	225,000	230,935
Mitsubishi UFJ Financial Group Inc. 3.85%, 03/01/26	200,000	217,061
Mizuho Bank Ltd. 2.45%, 04/16/19 (b)	523,000	531,458
Mizuho Financial Group Inc. 2.63%, 04/12/21 (b)	502,000	508,254
Molson Coors Brewing Co.
2.10%, 07/15/21	351,000	354,256
3.00%, 07/15/26	187,000	188,416
4.20%, 07/15/46	105,000	109,692
Monsanto Co. 4.70%, 07/15/64	48,000	45,971
Morgan Stanley
2.45%, 02/01/19	235,000	239,258
2.50%, 04/21/21	305,000	307,978

	Principal Amount ($) or Shares	Fair Value $
2.65%, 01/27/20	90,000	91,972
3.70%, 10/23/24	189,000	199,395
3.95%, 04/23/27	427,000	444,402
4.10%, 05/22/23	485,000	513,003
5.00%, 11/24/25	171,000	190,895
National Retail Properties Inc. 4.00%, 11/15/25	213,000	227,258
NCL Corporation Ltd. 4.63%, 11/15/20 (b)	220,000	220,000
Newell Brands Inc.
3.85%, 04/01/23	257,000	273,650
4.20%, 04/01/26	157,000	171,092
5.50%, 04/01/46	150,000	182,408
Newmont Mining Corp. 4.88%, 03/15/42	163,000	172,140
Nexen Energy ULC 6.40%, 05/15/37	232,000	309,189
Noble Energy Inc. 3.90%, 11/15/24	256,000	261,233
Northern States Power Co. 2.20%, 08/15/20	427,000	436,439
Northrop Grumman Corp. 3.85%, 04/15/45	50,000	52,018
Novartis Capital Corp. 4.00%, 11/20/45	283,000	313,264
NRG Energy Inc. 6.25%, 07/15/22	227,000	230,405
Occidental Petroleum Corp. 3.50%, 06/15/25	428,000	455,950
Omnicom Group Inc. 3.63%, 05/01/22	187,000	200,394
Oracle Corp.
1.90%, 09/15/21	250,000	250,653
2.40%, 09/15/23	171,000	172,429
2.65%, 07/15/26	350,000	349,700
2.95%, 05/15/25	273,000	282,153
4.00%, 07/15/46	150,000	155,413
4.13%, 05/15/45	86,000	90,309
Owens & Minor Inc. 3.88%, 09/15/21	350,000	361,638
Owens-Brockway Glass Container Inc. 6.38%, 08/15/25 (b)	300,000	330,375
Pacific Gas & Electric Co. 3.40%, 08/15/24	640,000	686,811
PacifiCorp 6.25%, 10/15/37	258,000	358,378
Penn National Gaming Inc. 5.88%, 11/01/21	265,000	273,613
PepsiCo Inc.
3.10%, 07/17/22	97,000	103,789
4.25%, 10/22/44	127,000	145,321
4.60%, 07/17/45	128,000	154,051

See accompanying notes to financial statements.

94	Income Fund

Income Fund

Schedule of Investments, continued — September 30, 2016

	Principal Amount ($) or Shares	Fair Value $

Perrigo Company PLC 2.30%, 11/08/18	497,000	498,684
Perrigo Finance Unlimited Co. 3.50%, 03/15/21	254,000	262,720
Petroleos Mexicanos
3.50%, 01/30/23	278,000	262,029
4.50%, 01/23/26	252,000	245,070
5.63%, 01/23/46	94,000	82,203
6.38%, 02/04/21 (b)	185,000	201,669
6.75%, 09/21/47 (b)	200,000	199,200
PetSmart Inc. 7.13%, 03/15/23 (b)	527,000	553,350
Pfizer Inc.
2.75%, 06/03/26	152,000	157,206
4.40%, 05/15/44	135,000	156,361
Philip Morris International Inc. 4.13%, 03/04/43	214,000	230,746
PNC Bank NA 2.40%, 10/18/19	441,000	451,442
PPL Capital Funding Inc. 3.10%, 05/15/26	505,000	513,656
Praxair Inc. 3.20%, 01/30/26	148,000	158,512
Precision Castparts Corp. 4.38%, 06/15/45	128,000	151,299
Prologis LP 3.75%, 11/01/25	213,000	229,293
Prudential Financial Inc. 3 month USD LIBOR + 3.03% 5.38%, 05/15/45 (h)	214,000	223,095
Prudential Financial Inc. 3 month USD LIBOR + 3.92% 5.63%, 06/15/43 (h)	260,000	280,488
PulteGroup Inc.
4.25%, 03/01/21	130,000	136,500
5.50%, 03/01/26	390,000	409,500
QUALCOMM Inc. 4.80%, 05/20/45	154,000	168,536
Regency Energy Partners LP/Regency Energy Finance Corp. 4.50%, 11/01/23	300,000	302,157
Reynolds American Inc.
4.45%, 06/12/25	382,000	426,443
5.85%, 08/15/45	63,000	81,775
Rio Tinto Finance USA PLC 4.13%, 08/21/42	116,000	119,545
Rogers Communications Inc. 5.00%, 03/15/44	86,000	100,100
Royal Bank of Canada
1.20%, 09/19/17	717,000	716,692
4.65%, 01/27/26	31,000	33,809
Royal Bank of Scotland Group PLC 3.88%, 09/12/23	248,000	244,773

	Principal Amount ($) or Shares	Fair Value $
Ryder System Inc. 2.45%, 09/03/19	345,000	351,972
Santander Bank NA 2.00%, 01/12/18	270,000	270,028
Santander UK Group Holdings PLC
3.13%, 01/08/21	300,000	304,838
4.75%, 09/15/25 (b)	200,000	200,225
Schaeffler Holding Finance BV (6.75% Cash/7.50% PIK) 6.75%, 11/15/22 (b)(k)	459,782	525,301
Schlumberger Holdings Corp.
3.00%, 12/21/20 (b)	163,000	169,976
4.00%, 12/21/25 (b)	225,000	244,939
Shell International Finance BV 2.88%, 05/10/26	251,000	255,741
Shire Acquisitions Investments Ireland DAC
1.90%, 09/23/19	250,000	250,230
2.40%, 09/23/21	500,000	501,387
2.88%, 09/23/23	500,000	502,301
3.20%, 09/23/26	350,000	350,965
Sinclair Television Group Inc. 5.38%, 04/01/21	459,000	476,212
Southern California Edison Co. 2.40%, 02/01/22	170,000	175,165
Standard Industries Inc. 5.38%, 11/15/24 (b)	525,000	540,750
Statoil ASA 3.95%, 05/15/43	107,000	110,605
Sumitomo Mitsui Banking Corp.
1.35%, 07/11/17	260,000	259,971
1.95%, 07/23/18	360,000	362,191
Sumitomo Mitsui Financial Group Inc. 2.63%, 07/14/26	400,000	395,105
Sunoco LP/Sunoco Finance Corp. 5.50%, 08/01/20 (b)	175,000	176,313
SUPERVALU Inc. 6.75%, 06/01/21	441,000	412,335
T-Mobile USA Inc. 6.63%, 04/01/23	438,000	470,302
Tampa Electric Co. 4.35%, 05/15/44	209,000	230,214
Target Corp. 2.50%, 04/15/26	255,000	260,384
TD Ameritrade Holding Corp. 2.95%, 04/01/22	211,000	219,882
Teachers Insurance & Annuity Association of America 4.90%, 09/15/44 (b)	250,000	281,869
Telecom Italia S.p.A. 5.30%, 05/30/24 (b)	392,000	400,769

See accompanying notes to financial statements.

Income Fund	95

Income Fund

Schedule of Investments, continued — September 30, 2016

	Principal Amount ($) or Shares	Fair Value $

Tenet Healthcare Corp.
4.75%, 06/01/20	160,000	162,400
6.00%, 10/01/20	424,000	448,380
Teva Pharmaceutical Finance Netherlands III BV
3.15%, 10/01/26	150,000	150,794
4.10%, 10/01/46	113,000	112,762
The Allstate Corp. 3 month USD LIBOR + 2.94% 5.75%, 08/15/53 (h)	240,000	257,700
The Bank of New York Mellon Corp. 3 month USD LIBOR + 3.13% 4.63%, 12/29/49 (h)	500,000	492,500
The Bank of Tokyo-Mitsubishi UFJ Ltd. 2.30%, 03/10/19 (b)	400,000	404,971
The Coca-Cola Co. 2.88%, 10/27/25	207,000	218,216
The Dai-ichi Life Insurance Company Ltd. 3 month USD LIBOR + 3.66% 4.00%, 12/29/49 (b)(h)	290,000	291,450
The Dow Chemical Co. 4.25%, 10/01/34	218,000	224,934
The Goldman Sachs Group Inc.
2.35%, 11/15/21	500,000	499,017
2.38%, 01/22/18	335,000	338,410
2.63%, 01/31/19 - 04/25/21	424,000	431,691
2.90%, 07/19/18	296,000	302,796
3.75%, 05/22/25	365,000	383,489
4.25%, 10/21/25	72,000	75,817
4.80%, 07/08/44	464,000	523,142
5.15%, 05/22/45	214,000	233,928
The Home Depot Inc.
3.35%, 09/15/25	299,000	324,258
3.50%, 09/15/56	177,000	172,216
The Korea Development Bank 3.38%, 09/16/25	211,000	230,379
The Kroger Co. 2.95%, 11/01/21	299,000	311,752
The Progressive Corp. 3.70%, 01/26/45	122,000	127,691
The Southern Co.
3.25%, 07/01/26	505,000	523,383
4.40%, 07/01/46	150,000	162,272
The Toronto-Dominion Bank 2.50%, 12/14/20	175,000	179,965
The Toronto-Dominion Bank 5 year USD LIBOR + 2.21% 3.63%, 09/15/31 (h)	150,000	150,548
The Travelers Companies Inc. 3.75%, 05/15/46	100,000	105,957

	Principal Amount ($) or Shares	Fair Value $
The Walt Disney Co.
1.85%, 07/30/26	252,000	240,700
2.30%, 02/12/21	328,000	338,036
4.13%, 06/01/44	102,000	115,386
Time Inc. 5.75%, 04/15/22 (b)	443,000	435,247
Time Warner Cable LLC
4.50%, 09/15/42	43,000	41,128
6.55%, 05/01/37	127,000	150,855
Time Warner Inc.
3.88%, 01/15/26	139,000	150,644
5.35%, 12/15/43	261,000	311,285
TransCanada PipeLines Ltd. 4.88%, 01/15/26	308,000	356,526
Tyco Electronics Group S.A. 2.35%, 08/01/19	421,000	426,831
Tyson Foods Inc. 2.65%, 08/15/19	71,000	72,798
U.S. Bancorp 3.10%, 04/27/26	254,000	262,547
U.S. Bancorp 3 month USD LIBOR + 3.49% 5.13%, 12/29/49 (h)	427,000	449,738
UBS Group Funding Jersey Ltd. 2.95%, 09/24/20 (b)	200,000	204,897
Under Armour Inc. 3.25%, 06/15/26	114,000	114,842
UnitedHealth Group Inc.
2.70%, 07/15/20	155,000	161,096
4.75%, 07/15/45	275,000	330,633
Universal Health Services Inc. 5.00%, 06/01/26 (b)	257,000	267,601
Vale Overseas Ltd.
4.38%, 01/11/22	127,000	125,571
5.88%, 06/10/21	255,000	266,985
6.25%, 08/10/26	125,000	130,588
Ventas Realty LP 3.25%, 10/15/26	250,000	252,500
Verizon Communications Inc.
1.75%, 08/15/21	500,000	494,570
2.63%, 08/15/26	373,000	365,985
4.40%, 11/01/34	113,000	119,797
4.67%, 03/15/55	150,000	157,790
4.86%, 08/21/46	214,000	240,303
5.05%, 03/15/34	385,000	433,518
5.15%, 09/15/23	256,000	297,950
Viacom Inc.
2.25%, 02/04/22	250,000	248,800
3.45%, 10/04/26	250,000	249,853
Virgin Media Finance PLC 5.75%, 01/15/25 (b)	439,000	444,487
Visa Inc.
2.80%, 12/14/22	299,000	313,480

See accompanying notes to financial statements.

96	Income Fund

Income Fund

Schedule of Investments, continued — September 30, 2016

	Principal Amount ($) or Shares	Fair Value $

3.15%, 12/14/25	299,000	316,035
4.30%, 12/14/45	141,000	163,386
Volkswagen Group of America Finance LLC 3 month USD LIBOR + 0.44% 1.25%, 11/20/17 (b)(h)	211,000	210,290
W.R. Grace & Co.
5.13%, 10/01/21 (b)	165,000	175,313
5.63%, 10/01/24 (b)	438,000	477,420
Walgreens Boots Alliance Inc.
2.60%, 06/01/21	252,000	257,907
4.65%, 06/01/46	76,000	83,013
Wells Fargo & Co.
3.00%, 04/22/26	510,000	515,127
3.90%, 05/01/45	214,000	220,756
4.10%, 06/03/26	22,000	23,355
4.30%, 07/22/27	172,000	185,496
4.40%, 06/14/46	150,000	153,099
Wells Fargo & Co. 3 month USD LIBOR + 3.11% 5.90%, 12/29/49 (h)	281,000	291,186
Wells Fargo & Co. 3 month USD LIBOR + 3.99% 5.88%, 12/29/49 (h)	297,000	322,245
Western Digital Corp. 7.38%, 04/01/23 (b)	65,000	71,338
Westlake Chemical Corp. 3.60%, 08/15/26 (b)	350,000	350,183
Williams Partners LP
3.90%, 01/15/25	403,000	402,379
5.40%, 03/04/44	43,000	42,940
Windstream Services LLC 6.38%, 08/01/23	409,000	371,167
WPP Finance 2010 3.75%, 09/19/24	425,000	452,722
XLIT Ltd. 5.25%, 12/15/43	184,000	202,054
XPO Logistics Inc. 6.50%, 06/15/22 (b)	386,000	403,852
Zimmer Biomet Holdings Inc. 3.55%, 04/01/25	213,000	219,649

		125,623,918

Non-Agency Collateralized Mortgage Obligations - 6.4%
American Tower Trust I (REIT) 1.55%, 03/15/43 (b)	644,000	642,573
Banc of America Commercial Mortgage Trust 2007-1 5.48%, 01/15/49 (h)	905,000	900,570
Banc of America Commercial Mortgage Trust 2007-4 5.94%, 02/10/51 (h)	59,212	60,408

	Principal Amount ($) or Shares	Fair Value $
Banc of America Commercial Mortgage Trust 2008-1 6.44%, 02/10/51 (h)	129,082	133,964
Banc of America Merrill Lynch Commercial Mortgage Inc. 2005-1 5.53%, 11/10/42 (h)	30,451	30,421
Bear Stearns Commercial Mortgage Securities Trust 2007-PW18 6.09%, 06/11/50 (h)	190,000	196,409
Citigroup Commercial Mortgage Trust 2014-GC23 4.66%, 07/10/47 (b)(h)	848,000	719,361
Citigroup Commercial Mortgage Trust 2015-GC33 3.17%, 09/10/58	206,012	145,315
Citigroup Commercial Mortgage Trust 2016-P5 2.94%, 10/10/49 (c)	408,463	420,702
COMM 2013-CR12 Mortgage Trust 5.25%, 10/10/46 (b)(h)	100,000	89,683
COMM 2013-LC13 Mortgage Trust 4.56%, 08/10/46 (b)(h)	175,000	196,128
COMM 2014-CR14 Mortgage Trust 4.53%, 02/10/47 (h)	245,000	274,853
COMM 2014-CR19 Mortgage Trust 4.88%, 08/10/47 (b)(h)	413,823	352,298
COMM 2015-CR23 Mortgage Trust 4.40%, 05/10/48 (h)	189,546	182,326
COMM 2015-CR24 Mortgage Trust 3.46%, 08/10/48 (h)	412,335	307,368
COMM 2015-LC19 Mortgage Trust 2.87%, 02/10/48 (b)	309,000	238,964
COMM 2015-PC1 Mortgage Trust 4.59%, 07/10/50 (h)	185,864	196,668
CSAIL 2015-C2 Commercial Mortgage Trust 4.35%, 06/15/57 (h)	133,000	98,792
CSAIL 2015-C3 Commercial Mortgage Trust 3.51%, 08/15/48 (h)	247,064	185,113
GS Mortgage Securities Corp. II 2012-GCJ9 2.46%, 11/10/45 (g)(h)	939,180	78,594

See accompanying notes to financial statements.

Income Fund	97

Income Fund

Schedule of Investments, continued — September 30, 2016

	Principal Amount ($) or Shares	Fair Value $

GS Mortgage Securities Trust 2011-GC5 3.00%, 08/10/44	11,488	11,483
GS Mortgage Securities Trust 2015-GC28 1.30%, 02/10/48 (g)(h)	2,833,489	179,119
GS Mortgage Securities Trust 2015-GC32 3.35%, 07/10/48	226,593	172,236
GS Mortgage Securities Trust 2015-GC34 2.98%, 10/10/48	459,148	324,268
GS Mortgage Securities Trust 2015-GS1 3.27%, 11/10/48	567,780	445,410
GS Mortgage Securities Trust 2016-GS3 3.40%, 10/10/49 (h)	417,000	429,414
JP Morgan Chase Commercial Mortgage Securities Corp. 2012-LC9 1.98%, 12/15/47 (g)(h)	1,204,696	80,422
JP Morgan Chase Commercial Mortgage Securities Trust 2007-CB18 5.44%, 06/12/47	180,353	181,270
JPMBB Commercial Mortgage Securities Trust 2013-C12 4.16%, 07/15/45 (h)	125,000	136,540
JPMBB Commercial Mortgage Securities Trust 2013-C17 5.05%, 01/15/47 (b)(h)	180,876	167,594
JPMBB Commercial Mortgage Securities Trust 2014-C18 4.97%, 02/15/47 (b)(h)	197,705	171,209
JPMBB Commercial Mortgage Securities Trust 2014-C19 4.83%, 04/15/47 (b)(h)	100,000	86,334
JPMBB Commercial Mortgage Securities Trust 2015-C29 3.84%, 05/15/48 (h)	392,595	289,172
JPMBB Commercial Mortgage Securities Trust 2015-C30 4.46%, 07/15/48 (h)	411,987	375,373
LB-UBS Commercial Mortgage Trust 2004-C8 0.49%, 12/15/39 (b)(g)(h)	84,783	334
LB-UBS Commercial Mortgage Trust 2007-C6
6.11%, 07/15/40 (h)	269,803	279,058
6.11%, 07/15/40 (b)	530,000	540,545
MASTR Alternative Loan Trust 2003-5 5.00%, 08/25/18 (g)	13,222	311

	Principal Amount ($) or Shares	Fair Value $
Morgan Stanley Bank of America Merrill Lynch Trust 2014-C14 4.99%, 02/15/47 (b)(h)	225,766	201,240
Morgan Stanley Bank of America Merrill Lynch Trust 2014-C15 5.06%, 04/15/47 (b)(h)	578,625	507,037
Morgan Stanley Bank of America Merrill Lynch Trust 2014-C18 3.39%, 10/15/47 (b)	835,411	568,089
Morgan Stanley Bank of America Merrill Lynch Trust 2014-C19 3.25%, 12/15/47 (b)	251,885	193,800
Morgan Stanley Bank of America Merrill Lynch Trust 2015-C20 1.56%, 02/15/48 (g)(h)	3,211,715	257,081
Morgan Stanley Bank of America Merrill Lynch Trust 2015-C21 1.12%, 03/15/48 (g)(h)	3,871,604	236,960
Morgan Stanley Bank of America Merrill Lynch Trust 2015-C22 4.38%, 04/15/48 (b)(h)	1,090,096	892,716
Morgan Stanley Bank of America Merrill Lynch Trust 2015-C23 4.27%, 07/15/50 (b)(h)	1,525,730	1,241,415
Morgan Stanley Bank of America Merrill Lynch Trust 2016-C28 3.00%, 01/15/49 (b)	267,259	187,385
Morgan Stanley Capital I Trust 2006-IQ11 6.06%, 10/15/42 (h)	270,000	271,699
Morgan Stanley Capital I Trust 2006-T21 5.27%, 10/12/52 (h)	63,962	63,929
Morgan Stanley Capital I Trust 2007-IQ16 6.25%, 12/12/49 (h)	190,000	196,199
Morgan Stanley Capital I Trust 2008-T29 6.48%, 01/11/43 (h)	250,000	261,219
Morgan Stanley Capital I Trust 2015-MS1 4.16%, 05/15/48 (b)(h)	260,000	203,415
Morgan Stanley Capital I Trust 2016-UBS9
1.41%, 03/15/49 (g)(h)	4,753,149	389,381
3.00%, 03/15/49 (b)	241,000	188,328
Wells Fargo Commercial Mortgage Trust 2015-C26 1.45%, 02/15/48 (g)(h)	3,187,413	257,384
Wells Fargo Commercial Mortgage Trust 2015-C29 4.37%, 06/15/48 (h)	336,512	268,365

See accompanying notes to financial statements.

98	Income Fund

Income Fund

Schedule of Investments, continued — September 30, 2016

	Principal Amount ($) or Shares	Fair Value $

Wells Fargo Commercial Mortgage Trust 2015-C30 4.65%, 09/15/58 (b)(h)	205,915	163,266
Wells Fargo Commercial Mortgage Trust 2015-LC22 4.69%, 09/15/58 (h)	206,161	167,089
Wells Fargo Commercial Mortgage Trust 2015-NXS2 4.39%, 07/15/58 (h)	206,028	157,811
Wells Fargo Commercial Mortgage Trust 2016-C33 3.12%, 03/15/59 (b)(n)	281,063	203,606
Wells Fargo Mortgage Backed Securities Trust 2006-3 5.50%, 03/25/36 **	43,135	—
WFRBS Commercial Mortgage Trust 2013-C17 4.26%, 12/15/46	240,000	267,123
WFRBS Commercial Mortgage Trust 2014-C19 4.23%, 03/15/47 (b)	412,226	336,634
WFRBS Commercial Mortgage Trust 2014-C22 4.06%, 09/15/57 (b)(h)	532,045	410,205
WFRBS Commercial Mortgage Trust 2014-C24 3.69%, 11/15/47 (b)	784,992	562,796
WFRBS Commercial Mortgage Trust 2014-C25 3.80%, 11/15/47 (b)(h)	95,000	68,539
WFRBS Commercial Mortgage Trust 2014-LC14
4.35%, 03/15/47 (h)	544,000	605,718
4.59%, 03/15/47 (b)(h)	582,134	476,530
WFRBS Commercial Mortgage Trust 2015-C31 3.85%, 11/15/48	102,974	77,773

		19,203,334

Sovereign Bonds - 0.9%
Government of Colombia
2.63%, 03/15/23	327,000	322,422
5.63%, 02/26/44	143,000	165,880
Government of Mexico
3.60%, 01/30/25	336,000	348,600
4.00%, 10/02/23	214,000	228,873
4.75%, 03/08/44	304,000	316,160
Government of Panama 4.00%, 09/22/24	203,000	222,031
Government of Peru
4.13%, 08/25/27	129,000	147,383
5.63%, 11/18/50	69,000	91,425

	Principal Amount ($) or Shares	Fair Value $
Government of Philippines
3.95%, 01/20/40	200,000	228,432
4.20%, 01/21/24	200,000	227,595
Government of Turkey
3.25%, 03/23/23	296,000	278,138
4.88%, 04/16/43	211,000	196,907

		2,773,846

Municipal Bonds and Notes - 0.7%
American Municipal Power Inc. 6.27%, 02/15/50	220,000	290,501
Municipal Electric Authority of Georgia 6.64%, 04/01/57	286,000	386,080
Port Authority of New York & New Jersey 4.46%, 10/01/62	475,000	546,606
South Carolina State Public Service Authority 6.45%, 01/01/50	185,000	267,889
State of California 5.70%, 11/01/21	290,000	342,534
State of Illinois 5.10%, 06/01/33	130,000	125,320

		1,958,930

FNMA (TBA) - 0.0%*
LehmanTBA 5.50%, TBA (j)(n)	206,627	6,529

Total Bonds and Notes (Cost $286,685,756)		293,494,905

Domestic Equity - 0.1%
Preferred Stock - 0.1%
Wells Fargo & Co. 3 month USD LIBOR + 3.09% (Cost $326,100) (h)	13,044	348,927

Total Investments in Securities (Cost $287,011,856)		293,843,832

Short-Term Investments - 9.9%
State Street Institutional U.S. Government Money Market Fund - Class G Shares 0.31% (Cost $29,678,865) (d)(l)(m)	29,678,865	29,678,865

Total Investments (Cost $316,690,721)		323,522,697

Liabilities in Excess of Other Assets, net - (8.2)%		(24,433,129)

NET ASSETS - 100.0%		299,089,568

See accompanying notes to financial statements.

Income Fund	99

Income Fund

Schedule of Investments, continued — September 30, 2016

Other Information:

Centrally Cleared Credit Default Swaps - Buy Protection

Reference Entity	Counterparty	Notional Amount (000s omitted)	Contract annual Fixed Rate	Termination Date	Market Value	Unamortized Upfront Payments Received	Unrealized Depreciation

Markit CDX North America High Yield Index	CME Group Inc.	$14,477	5.00%	12/20/20	$(847,970)	$(298,967)	$(549,003)
Markit CDX North America Investment Grade Index	CME Group Inc.	$8,452	1.00%	06/20/21	$(122,457)	$(102,720)	$(19,737)

							$(568,740)

The Fund had the following long futures contracts open at September 30, 2016:

Description	Expiration date	Number of Contracts	Current Notional Value	Unrealized Appreciation (Depreciation)

Ultra Long-Term U.S. Treasury Bond Futures	December 2016	31	$5,700,125	$(39,770)
2 Yr. U.S. Treasury Notes Futures	December 2016	22	4,806,313	3,052
5 Yr. U.S. Treasury Notes Futures	December 2016	73	8,870,640	5,768

				$(30,950)

The Fund had the following short futures contracts open at September 30, 2016:

Description	Expiration date	Number of Contracts	Current Notional Value	Unrealized Appreciation

U.S. Long Bond Futures	December 2016	21	$(3,531,281)	$18,804
10 Yr. U.S. Treasury Notes Futures	December 2016	174	(22,815,750)	19,630

				$38,434

				$7,484

Affiliate Table

	Number of Shares Held at 9/30/15	Value At 9/30/15	Shares Purchased	Shares Sold	Number of Shares Held at 9/30/16	Value at 9/30/16	Dividend/ Interest Income	Realized Gain (Loss)
State Street Institutional U.S. Government Money Market Fund - Class G Shares	18,496,948	$18,496,948	153,480,854	142,298,937	29,678,865	$29,678,865	$26,757	$—

						$29,678,865	$26,757	$—

See accompanying notes to financial statements.

100	Income Fund

GE Institutional Funds

Notes to Schedules of Investments — September 30, 2016

The views expressed in this document reflect our judgment as of the publication date and are subject to change at any time without notice. The securities cited may not be representative of the Funds’ future investments and should not be construed as a recommendation to purchase or sell a particular security. See each Fund’s summary prospectus and the Funds’ statutory prospectus for complete descriptions of investment objectives, policies, risks and permissible investments.

(a)	Non-income producing security.
(b)	Pursuant to Rule 144A of the Securities Act of 1933, as amended, these securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2016, these securities amounted to $10,400,512 or 0.83%, $24,618,779 or 3.25% and $31,566,162 or 10.55% of the net assets of the GE Institutional International Equity Fund, GE Institutional Strategic Investment Fund and GE Institutional Income Fund, respectively. These securities have been determined to be liquid using procedures established by the Funds’ Board of Trustees.
(c)	Settlement is on a delayed delivery or when-issued basis with final maturity to be announced (“TBA”) in the future.
(d)	Coupon amount represents effective yield.
(e)	State Street Corp. is the parent company of SSGA Funds Management, Inc., the Funds’ investment adviser and administrator, effective July 1, 2016, and State Street Bank & Trust Co., the Funds’ sub-administrator, custodian and accounting agent.
(f)	Principal only security. These securities represent the right to receive the monthly principal payments on an underlying pool of mortgages. No payments of interest on the pool are passed through to the “principal only” holder.
(g)	Interest only security. These securities represent the right to receive the monthly interest payments on an underlying pool of mortgages. Payments of principal on the pool reduce the value of the “interest only” holding.
(h)	Variable or floating rate security. The stated rate represents the rate at September 30, 2016.
(i)	Step coupon bond.
(j)	Security is in default.
(k)	Represents a payment-in-kind (PIK) security which may pay all or a portion of interest in additional par.
(l)	At September 30, 2016, all or a portion of this security was pledged to cover collateral requirements for futures, swaps and/or TBA’s.
(m)	Sponsored by SSGA Funds Management, Inc., the Funds’ investment adviser and administrator, effective July 1, 2016, and an affiliate of State Street Bank & Trust Co., the Funds’ sub-administrator, custodian and accounting agent.
(n)	Security is fair valued by the Valuation Committee, in accordance with the procedures approved by the Board of Trustees.
(o)	General Electric is the parent company of GE Asset Management Incorporated (“GEAM”), the Funds’ investment adviser prior to July 1, 2016.
†	Percentages are based on net assets as of September 30, 2016.
*	Less than 0.05%.
**	Less than $0.50

Abbreviations:

ADR - American Depositary Receipt

GDR - Global Depositary Receipt

REIT - Real Estate Investment Trust

REMIC - Real Estate Mortgage Investment Conduit

STRIPS - Separate Trading of Registered Interest and Principal of Security

TBA - To Be Announced

Notes to Schedules of Investments	101

U.S. Equity Fund

Financial Highlights

Selected data based on a share outstanding throughout the fiscal years indicated

	Investment Class
	9/30/16	9/30/15**	9/30/14**		9/30/13**		9/30/12**
Inception date							11/25/97

Net asset value, beginning of period	$14.46	$17.32	$15.59		$12.90		$10.07

Income/(loss) from investment operations:
Net investment income	0.21 *	0.21 *	0.22	*	0.22	*	0.16	*
Net realized and unrealized gains/(losses) on investments	1.52 *	(0.65)*	2.60	*	2.67	*	2.80	*

Total income/(loss) from investment operations	1.73	(0.44)	2.82		2.89		2.96

Less distributions from:
Net investment income	0.24	0.25	0.22		0.20		0.13
Net realized gains	2.45	2.17	0.87		—		—

Total distributions	2.69	2.42	1.09		0.20		0.13

Net asset value, end of period	$13.50	$14.46	$17.32		$15.59		$12.90

Total return(a)	13.29%	(3.57)%	18.88%		22.76%		29.68%

Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$603,060	$615,024	$836,752		$767,603		$658,065

Ratios to average net assets:
Net expenses	0.37%	0.37%	0.36	%(b)	0.36	%(b)	0.36	%(b)
Gross expenses	0.37%	0.37%	0.36%		0.36%		0.37%
Net investment income	1.61%	1.32%	1.36%		1.60%		1.39%
Portfolio turnover rate	43%	41%	38%		37%		71%

	Service Class
	9/30/16	9/30/15**	9/30/14**		9/30/13**		9/30/12**
Inception date							1/3/01

Net asset value, beginning of period	$15.06	$17.95	$15.96		$13.12		$10.24

Income/(loss) from investment operations:
Net investment income	0.19 *	0.18 *	0.19	*	0.18	*	0.14	*
Net realized and unrealized gains/(losses) on investments	1.58 *	(0.69)*	2.67	*	2.83	*	2.84	*

Total income/(loss) from investment operations	1.77	(0.51)	2.86		3.01		2.98

Less distributions from:
Net investment income	0.20	0.21	—		0.17		0.10
Net realized gains	2.45	2.17	0.87		—		—

Total distributions	2.65	2.38	0.87		0.17		0.10

Net asset value, end of period	$14.18	$15.06	$17.95		$15.96		$13.12

Total return(a)	12.96%	(3.83)%	18.55%		23.23%		29.33%

Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$95	$104	$117		$84		$3,133

Ratios to average net assets:
Net expenses	0.62%	0.62%	0.61	%(b)	0.61	%(b)	0.61	%(b)
Gross expenses	0.62%	0.62%	0.61%		0.61%		0.62%
Net investment income	1.35%	1.07%	1.11%		1.33%		1.14%
Portfolio turnover rate	43%	41%	38%		37%		71%

See accompanying notes to financial statements.

102	Financial Highlights

S&P 500 Index Fund

Financial Highlights

Selected data based on a share outstanding throughout the fiscal years indicated

	Investment Class
	9/30/16	9/30/15**	9/30/14**		9/30/13**		9/30/12**
Inception date							11/25/97

Net asset value, beginning of period	$18.34	$18.84	$16.01		$13.71		$10.91

Income/(loss) from investment operations:
Net investment income	0.39 *	0.37 *	0.32	*	0.30	*	0.26	*
Net realized and unrealized gains/(losses) on investments	2.37 *	(0.48)*	2.76	*	2.27	*	2.95	*

Total income/(loss) from investment operations	2.76	(0.11)	3.08		2.57		3.21

Less distributions from:
Net investment income	0.41	0.39	0.25		0.27		0.41

Total distributions	0.41	0.39	0.25		0.27		0.41

Net asset value, end of period	$20.69	$18.34	$18.84		$16.01		$13.71

Total return(a)	15.21%	(0.68)%	19.54%		19.11%		30.07%

Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$8,875	$20,017	$32,326		$42,753		$31,997

Ratios to average net assets:
Net expenses	0.16%	0.16%	0.19	%(b)	0.15	%(b)	0.15	%(b)
Gross expenses	0.16%	0.16%	0.19%		0.15%		0.16%
Net investment income	2.02%	1.91%	1.79%		2.05%		2.03%
Portfolio turnover rate	12%	7%	16%		2%		11%

	Service Class
	9/30/16	9/30/15**	9/30/14**		9/30/13**		9/30/12**
Inception date							9/30/05

Net asset value, beginning of period	$18.69	$19.20	$16.31		$13.97		$10.86

Income/(loss) from investment operations:
Net investment income	0.36 *	0.33 *	0.28	*	0.27	*	0.22	*
Net realized and unrealized gains/(losses) on investments	2.40 *	(0.49)*	2.83	*	2.31	*	2.98	*

Total income/(loss) from investment operations	2.76	(0.16)	3.11		2.58		3.20

Less distributions from:
Net investment income	0.36	0.35	0.22		0.24		0.09

Total distributions	0.36	0.35	0.22		0.24		0.09

Net asset value, end of period	$21.09	$18.69	$19.20		$16.31		$13.97

Total return(a)	14.90%	(0.95)%	19.28%		18.81%		29.65%

Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$7,360	$6,960	$7,150		$5,922		$4,496

Ratios to average net assets:
Net expenses	0.41%	0.41%	0.44	%(b)	0.40	%(b)	0.40	%(b)
Gross expenses	0.41%	0.41%	0.44%		0.40%		0.41%
Net investment income	1.80%	1.65%	1.52%		1.80%		1.76%
Portfolio turnover rate	12%	7%	16%		2%		11%

See accompanying notes to financial statements.

Financial Highlights	103

U.S. Large-Cap Core Equity Fund

Financial Highlights

Selected data based on a share outstanding throughout the fiscal years indicated

	Investment Class
	9/30/16	9/30/15**	9/30/14**		9/30/13**		9/30/12**
Inception date							2/2/00

Net asset value, beginning of period	$8.85	$11.15	$11.64		$10.94		$8.76

Income/(loss) from investment operations:
Net investment income	0.13 *	0.18	0.17		0.21		0.18
Net realized and unrealized gains/(losses) on investments	0.75 *	(0.62)	1.73		1.94		2.25

Total income/(loss) from investment operations	0.88	(0.44)	1.90		2.15		2.43

Less distributions from:
Net investment income	0.18	0.16	0.15		0.25		0.14
Net realized gains	1.77	1.70	2.24		1.20		0.11

Total distributions	1.95	1.86	2.39		1.45		0.25

Net asset value, end of period	$7.78	$8.85	$11.15		$11.64		$10.94

Total return(a)	11.67%	(5.31)%	18.60%		22.84%		28.27%

Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$52,332	$59,483	$95,740		$90,668		$185,990

Ratios to average net assets:
Net expenses	0.49%	0.43%	0.43	%(b)	0.43	%(b)	0.39	%(b)
Gross expenses	0.49%	0.43%	0.43%		0.43%		0.39%
Net investment income	1.67%	1.44%	1.46%		1.78%		1.80%
Portfolio turnover rate	54%	48%	45%		44%		83%

	Service Class
	9/30/16	9/30/15**	9/30/14**		9/30/13**		9/30/12**
Inception date							9/30/05

Net asset value, beginning of period	$8.77	$11.06	$11.56		$10.87		$8.71

Income/(loss) from investment operations:
Net investment income	0.11 *	0.11	0.13		0.17		0.17
Net realized and unrealized gains/(losses) on investments	0.76 *	(0.57)	1.73		1.94		2.22

Total income/(loss) from investment operations	0.87	(0.46)	1.86		2.11		2.39

Less distributions from:
Net investment income	0.16	0.13	0.12		0.22		0.12
Net realized gains	1.77	1.70	2.24		1.20		0.11

Total distributions	1.93	1.83	2.36		1.42		0.23

Net asset value, end of period	$7.71	$8.77	$11.06		$11.56		$10.87

Total return(a)	11.58%	(5.51)%	18.32%		22.56%		27.88%

Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$870	$4,117	$4,391		$3,583		$3,191

Ratios to average net assets:
Net expenses	0.74%	0.68%	0.68	%(b)	0.68	%(b)	0.64	%(b)
Gross expenses	0.74%	0.68%	0.68%		0.68%		0.64%
Net investment income	1.49%	1.20%	1.21%		1.44%		1.55%
Portfolio turnover rate	54%	48%	45%		44%		83%

See accompanying notes to financial statements.

104	Financial Highlights

Premier Growth Equity Fund

Financial Highlights

Selected data based on a share outstanding throughout the fiscal years indicated

	Investment Class
	9/30/16	9/30/15**	9/30/14**		9/30/13**		9/30/12**
Inception date							10/29/99

Net asset value, beginning of period	$13.61	$14.96	$12.92		$10.83		$8.05

Income/(loss) from investment operations:
Net investment income	0.13 *	0.13 *	0.13	*	0.14	*	0.10	*
Net realized and unrealized gains/(losses) on investments	1.88 *	(0.11)*	2.38	*	2.09	*	2.77	*

Total income from investment operations	2.01	0.02	2.51		2.23		2.87

Less distributions from:
Net investment income	0.14	0.13	0.11		0.14		0.09
Net realized gains	1.25	1.24	0.36		—		—

Total distributions	1.39	1.37	0.47		0.14		0.09

Net asset value, end of period	$14.23	$13.61	$14.96		$12.92		$10.83

Total return(a)	15.25%	(0.47)%	19.80%		20.85%		35.95%

Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$325,700	$334,227	$428,536		$369,286		$257,923

Ratios to average net assets:
Net expenses	0.38%	0.38%	0.37	%(b)	0.38	%(b)	0.38	%(b)
Gross expenses	0.38%	0.38%	0.37%		0.38%		0.38%
Net investment income	0.95%	0.89%	0.94%		1.20%		0.98%
Portfolio turnover rate	21%	21%	21%		25%		15%

	Service Class
	9/30/16	9/30/15**	9/30/14**		9/30/13**		9/30/12**
Inception date							1/3/01

Net asset value, beginning of period	$13.46	$14.82	$12.80		$10.74		$7.98

Income/(loss) from investment operations:
Net investment income	0.09 *	0.09 *	0.10	*	0.11	*	0.07	*
Net realized and unrealized gains/(losses) on investments	1.87 *	(0.12)*	2.36	*	2.07	*	2.76	*

Total income/(loss) from investment operations	1.96	(0.03)	2.46		2.18		2.83

Less distributions from:
Net investment income	0.11	0.09	0.08		0.12		0.07
Net realized gains	1.25	1.24	0.36		—		—

Total distributions	1.36	1.33	0.44		0.12		0.07

Net asset value, end of period	$14.06	$13.46	$14.82		$12.80		$10.74

Total return(a)	14.99%	(0.77)%	19.56%		20.49%		35.65%

Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$11,547	$5,820	$3,836		$3,216		$2,148

Ratios to average net assets:
Net expenses	0.63%	0.63%	0.62	%(b)	0.63	%(b)	0.63	%(b)
Gross expenses	0.63%	0.63%	0.62%		0.63%		0.63%
Net investment income	0.67%	0.61%	0.69%		0.93%		0.73%
Portfolio turnover rate	21%	21%	21%		25%		15%

See accompanying notes to financial statements.

Financial Highlights	105

Small-Cap Equity Fund

Financial Highlights

Selected data based on a share outstanding throughout the fiscal years indicated

	Investment Class
	9/30/16		9/30/15**	9/30/14**		9/30/13**		9/30/12**
Inception date								8/3/98

Net asset value, beginning of period	$17.18		$19.32	$20.19		$16.80		$13.05

Income/(loss) from investment operations:
Net investment income	0.04	*	0.03 *	0.01	*	0.07	*	0.04
Net realized and unrealized gains/(losses) on investments	2.79	*	(0.08)*	1.12	*	4.69	*	3.86

Total income/(loss) from investment operations	2.83		(0.05)	1.13		4.76		3.90

Less distributions from:
Net investment income	0.03		0.02	0.02		0.07		0.06
Net realized gains	2.02		2.07	1.98		1.30		0.09

Total distributions	2.05		2.09	2.00		1.37		0.15

Net asset value, end of period	$17.96		$17.18	$19.32		$20.19		$16.80

Total return(a)	18.24%		(0.90)%	5.61%		30.57%		30.03%

Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$1,298,789		$1,171,984	$1,264,304		$1,249,146		$966,702

Ratios to average net assets:
Net expenses	0.89%		0.89%	0.88	%(b)	0.88	%(b)	0.89	%(b)
Gross expenses	0.89%		0.89%	0.88%		0.89%		0.90%
Net investment income	0.25%		0.17%	0.07%		0.37%		0.27%
Portfolio turnover rate	33%		40%	37%		37%		36%

	Service Class
	9/30/16		9/30/15**	9/30/14**		9/30/13**		9/30/12**
Inception date								9/30/05

Net asset value, beginning of period	$17.21		$19.37	$20.27		$16.87		$13.11

Income/(loss) from investment operations:
Net investment income (loss)	(0.00	)*(c)	(0.01)*	(0.04	)*	0.02	*	0.00	(c)
Net realized and unrealized gains/(losses) on investments	2.80	*	(0.08)*	1.12	*	4.72	*	3.87

Total income/(loss) from investment operations	2.80		(0.09)	1.08		4.74		3.87

Less distributions from:
Net investment income	0.01		—	—		0.04		0.02
Net realized gains	2.02		2.07	1.98		1.30		0.09

Total distributions	2.03		2.07	1.98		1.34		0.11

Net asset value, end of period	$17.98		$17.21	$19.37		$20.27		$16.87

Total return(a)	17.96%		(1.12)%	5.32%		30.26%		29.63%

Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$2,579		$1,741	$71		$87		$44

Ratios to average net assets:
Net expenses	1.14%		1.14%	1.13	%(b)	1.13	%(b)	1.14	%(b)
Gross expenses	1.14%		1.14%	1.13%		1.14%		1.15%
Net investment income (loss)	(0.00	)%(d)	(0.07)%	(0.19)%		0.09%		0.04%
Portfolio turnover rate	33%		40%	37%		37%		36%

See accompanying notes to financial statements.

106	Financial Highlights

International Equity Fund

Financial Highlights

Selected data based on a share outstanding throughout the fiscal years indicated

	Investment Class
	9/30/16	9/30/15**	9/30/14**		9/30/13**		9/30/12**
Inception date							11/25/97

Net asset value, beginning of period	$11.41	$12.72	$12.71		$10.68		$9.25

Income/(loss) from investment operations:
Net investment income	0.20 *	0.18 *	0.30	*	0.18	*	0.20	*
Net realized and unrealized gains/(losses) on investments	0.40 *	(1.15)*	(0.08	)*	2.09	*	1.47	*

Total income/(loss) from investment operations	0.60	(0.97)	0.22		2.27		1.67

Less distributions from:
Net investment income	0.18	0.34	0.21		0.24		0.24

Total distributions	0.18	0.34	0.21		0.24		0.24

Net asset value, end of period	$11.83	$11.41	$12.72		$12.71		$10.68

Total return(a)	5.32%	(7.80)%	1.69%		21.57%		18.43%

Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$1,238,011	$1,284,412	$1,724,647		$1,836,243		$1,984,087

Ratios to average net assets:
Net expenses	0.57%	0.56%	0.56	%(b)	0.56	%(b)	0.56	%(b)
Gross expenses	0.57%	0.56%	0.56%		0.56%		0.56%
Net investment income	1.73%	1.38%	2.29%		1.57%		2.03%
Portfolio turnover rate	33%	26%	39%		47%		50%

	Service Class
	9/30/16	9/30/15**	9/30/14**		9/30/13**		9/30/12**
Inception date							1/3/01

Net asset value, beginning of period	$11.33	$12.62	$12.61		$10.59		$9.17

Income/(loss) from investment operations:
Net investment income	0.17 *	0.08 *	0.26	*	0.15	*	0.14	*
Net realized and unrealized gains/(losses) on investments	0.40 *	(1.06)*	(0.08	)*	2.07	*	1.49	*

Total income/(loss) from investment operations	0.57	(0.98)	0.18		2.22		1.63

Less distributions from:
Net investment income	0.14	0.31	0.17		0.20		0.21

Total distributions	0.14	0.31	0.17		0.20		0.21

Net asset value, end of period	$11.76	$11.33	$12.62		$12.61		$10.59

Total return(a)	5.01%	(7.95)%	1.42%		21.19%		18.11%

Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$17,796	$19,562	$92,749		$101,204		$119,576

Ratios to average net assets:
Net expenses	0.82%	0.81%	0.81	%(b)	0.81	%(b)	0.81	%(b)
Gross expenses	0.82%	0.81%	0.81%		0.81%		0.81%
Net investment income	1.45%	0.63%	2.03%		1.31%		1.39%
Portfolio turnover rate	33%	26%	39%		47%		50%

See accompanying notes to financial statements.

Financial Highlights	107

Strategic Investment Fund

Financial Highlights

Selected data based on a share outstanding throughout the fiscal years indicated

	Investment Class
	9/30/16	9/30/15**	9/30/14**		9/30/13**		9/30/12**
Inception date							10/29/99

Net asset value, beginning of period	$11.91	$13.54	$13.09		$11.88		$10.23

Income/(loss) from investment operations:
Net investment income	0.23 *	0.21 *	0.25	*	0.22	*	0.22	*
Net realized and unrealized gains/(losses) on investments	0.77 *	(0.49)*	0.90	*	1.22	*	1.66	*

Total income/(loss) from investment operations	1.00	(0.28)	1.15		1.44		1.88

Less distributions from:
Net investment income	0.20	0.25	0.22		0.23		0.23
Net realized gains	0.60	1.10	0.48		—		—

Total distributions	0.80	1.35	0.70		0.23		0.23

Net asset value, end of period	$12.11	$11.91	$13.54		$13.09		$11.88

Total return(a)	8.83%	(2.46)%	8.98%		12.34%		18.67%

Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$757,680	$754,367	$835,338		$827,998		$742,918

Ratios to average net assets:
Net expenses	0.36%	0.36%	0.35	%(b)	0.34	%(b)	0.34	%(b)
Gross expenses	0.36%	0.36%	0.35%		0.36%		0.36%
Net investment income	1.94%	1.61%	1.84%		1.74%		1.93%
Portfolio turnover rate	109%	144%	185%		153%		188%

	Service Class
	9/30/16	9/30/15**	9/30/14**		9/30/13**		9/30/12**
Inception date							9/30/05

Net asset value, beginning of period	$11.81	$13.44	$12.99		$11.80		$10.17

Income/(loss) from investment operations:
Net investment income	0.20 *	0.17 *	0.21	*	0.18	*	0.18	*
Net realized and unrealized gains/(losses) on investments	0.76 *	(0.48)*	0.90	*	1.21	*	1.66	*

Total income/(loss) from investment operations	0.96	(0.31)	1.11		1.39		1.84

Less distributions from:
Net investment income	0.17	0.22	0.18		0.20		0.21
Net realized gains	0.60	1.10	0.48		—		—

Total distributions	0.77	1.32	0.66		0.20		0.21

Net asset value, end of period	$12.00	$11.81	$13.44		$12.99		$11.80

Total return(a)	8.53%	(2.72)%	8.79%		11.98%		18.39%

Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$55	$60	$62		$57		$61

Ratios to average net assets:
Net expenses	0.61%	0.61%	0.60	%(b)	0.59	%(b)	0.59	%(b)
Gross expenses	0.61%	0.61%	0.60%		0.61%		0.61%
Net investment income	1.70%	1.36%	1.60%		1.48%		1.69%
Portfolio turnover rate	109%	144%	185%		153%		188%

See accompanying notes to financial statements.

108	Financial Highlights

Income Fund

Financial Highlights

Selected data based on a share outstanding throughout the fiscal years indicated

	Investment Class
	9/30/16	9/30/15**	9/30/14**		9/30/13**		9/30/12**
Inception date							11/21/97

Net asset value, beginning of period	$9.45	$9.51	$9.34		$10.01		$9.73

Income/(loss) from investment operations:
Net investment income	0.26 *	0.25	0.26		0.21		0.25
Net realized and unrealized gains/(losses) on investments	0.31 *	(0.05)	0.17		(0.32)		0.44

Total income/(loss) from investment operations	0.57	0.20	0.43		(0.11)		0.69

Less distributions from:
Net investment income	0.26	0.26	0.26		0.21		0.26
Net realized gains	0.09	—	—		0.35		0.15

Total distributions	0.35	0.26	0.26		0.56		0.41

Net asset value, end of period	$9.67	$9.45	$9.51		$9.34		$10.01

Total return(a)	6.18%	2.05%	4.61%		(1.13)%		7.28%

Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$298,908	$291,252	$322,946		$341,603		$372,643

Ratios to average net assets:
Net expenses	0.24%	0.23%	0.23	%(b)	0.21	%(b)	0.21	%(b)
Gross expenses	0.24%	0.23%	0.23%		0.23%		0.23%
Net investment income	2.79%	2.65%	2.73%		2.21%		2.58%
Portfolio turnover rate	219%	297%	308%		348%		403%

	Service Class
	9/30/16	9/30/15**	9/30/14**		9/30/13**		9/30/12**
Inception date							9/30/05

Net asset value, beginning of period	$9.66	$9.72	$9.55		$10.23		$9.94

Income/(loss) from investment operations:
Net investment income	0.25 *	0.23	0.24		0.19		0.24
Net realized and unrealized gains/(losses) on investments	0.31 *	(0.05)	0.17		(0.33)		0.44

Total income/(loss) from investment operations	0.56	0.18	0.41		(0.14)		0.68

Less distributions from:
Net investment income	0.24	0.24	0.24		0.19		0.24
Net realized gains	0.09	—	—		0.35		0.15

Total distributions	0.33	0.24	0.24		0.54		0.39

Net asset value, end of period	$9.89	$9.66	$9.72		$9.55		$10.23

Total return(a)	5.95%	1.81%	4.32%		(1.40)%		7.02%

Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$181	$248	$327		$316		$320

Ratios to average net assets:
Net expenses	0.49%	0.48%	0.48	%(b)	0.46	%(b)	0.46	%(b)
Gross expenses	0.49%	0.48%	0.48%		0.48%		0.48%
Net investment income	2.58%	2.40%	2.47%		2.00%		2.33%
Portfolio turnover rate	219%	297%	308%		348%		403%

See accompanying notes to financial statements.

Financial Highlights	109

GE Institutional Funds

Notes to Financial Highlights

(a)	Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions.
(b)	Includes contractual management fee waiver related to the Fund’s investments in the GE Institutional Money Market Fund (the “Money Market Fund”). The fee waiver agreement was terminated effective June 30, 2014 with the closure of the Money Market Fund.
(c)	Less than $0.005.
(d)	Less than 0.005%.
*	Per share values have been calculated using the average share method.
**	Beginning with the fiscal year ended September 30, 2016, the Funds were audited by Ernst & Young LLP. The previous years were audited by another independent registered public accounting firm.

See accompanying notes to financial statements.

Notes to Financial Highlights	110

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GE Institutional Funds

Statements of Assets and Liabilities — September 30, 2016

	U.S. Equity Fund	S&P 500 Index Fund	U.S. Large-Cap Core Equity Fund

Assets
Investments in securities, at fair value (cost $491,699,328; $12,754,434; $45,920,605; $256,114,297; $976,277,205; $1,164,346,724; $618,047,483 and $287,011,856, respectively)	$578,157,789	$15,218,405	$52,076,598
Investments in affiliated securities, at fair value (cost $0; $210,686; $0; $0; $0; $0; $22,506,031 and $0, respectively)	—	239,979	—
Short-term affiliated investments, at fair value	8,358,418	701,455	1,428,579
Cash	—	140	—
Restricted cash(1)	—	31,500	—
Foreign currency (cost $0; $0; $0; $0; $0; $440,283; $71,325 and $0, respectively)	—	—	—
Receivable for investments sold	42,901,700	299	369,631
Income receivables (including receivables from affiliated investments of $2,845, $2,042, $544, $1,168, $20,405, $8,753, $20,802 and $4,947, respectively)	618,257	17,611	55,052
Receivable for fund shares sold	33,005	27,118	1,773
Receivable for variation margin on open futures contracts	—	2,117	1,190

Total assets	630,069,169	16,238,624	53,932,823

Liabilities
Distribution payable to shareholders	—	—	—
Payable for investments purchased	6,360,863	—	696,431
Payable for fund shares redeemed	20,317,957	—	11,844
Payable for variation margin on open centrally cleared swap contracts	—	—	—
Payable for variation margin on open futures contracts	40,638	—	—
Payable to the Adviser (Note 6)	184,515	1,987	21,550
Accrued other expenses	10,219	314	968
Distribution and service fees (Note 6)	19	1,510	177
Accrued foreign capital gains tax	—	—	—

Total liabilities	26,914,211	3,811	730,970

Net Assets	$603,154,958	$16,234,813	$53,201,853

Net Assets Consist of:
Capital paid in	$489,701,479	$22,295,620	$45,803,443
Undistributed (distributions in excess of) net investment income	6,822,971	232,106	715,789
Accumulated net realized gain (loss)	20,172,951	(8,790,618)	525,774
Net unrealized appreciation (depreciation) on:
Investments	86,458,461	2,493,264	6,155,993
Futures	(904)	4,441	854
Swap contracts	—	—	—
Foreign currency related transactions	—	—	—

Net Assets	$603,154,958	$16,234,813	$53,201,853

Investment Class:
Net Assets	$603,059,530	$8,874,743	$52,332,009
Shares outstanding ($0.001 par value, unlimited shares authorized)	44,679,613	429,008	6,730,785
Net asset value, offering and redemption price per share	$13.50	$20.69	$7.78

Service Class:
Net Assets	$95,428	$7,360,070	$869,844
Shares outstanding ($0.001 par value, unlimited shares authorized)	6,728	348,902	112,859
Net asset value, offering and redemption price per share	$14.18	$21.09	$7.71
(1) Deposits at broker for futures contracts.

See accompanying notes to financial statements.

112	Statements of Assets and Liabilities

Premier Growth Equity Fund	Small-Cap Equity Fund	International Equity Fund	Strategic Investment Fund	Income Fund

$323,252,989	$1,214,471,072	$1,217,001,600	$668,989,404	$293,843,832
—	—	—	23,216,844	—
12,844,727	68,288,206	39,027,683	85,905,257	29,678,865
—	—	20,072	—	—
—	704,000	324,000	940,000	—
—	—	442,634	71,422	—
2,318,094	2,503,053	—	8,721,417	6,619,942
174,970	1,049,686	4,205,175	2,135,156	1,711,917
39,732	16,211,011	355,166	238,825	34,097
17,472	99,466	13,113	156,267	23,506

338,647,984	1,303,326,494	1,261,389,443	790,374,592	331,912,159

—	—	—	—	237
1,208,216	1,013,599	4,615,401	32,219,729	32,676,380
81,879	—	22,044	90,364	19,584
—	—	—	55,655	69,230
—	—	—	—	—
102,697	924,844	574,860	220,359	56,199
5,754	19,514	20,687	11,911	924
2,344	522	3,655	11	37
—	—	345,900	41,467	—

1,400,890	1,958,479	5,582,547	32,639,496	32,822,591

$337,247,094	$1,301,368,015	$1,255,806,896	$757,735,096	$299,089,568

$242,597,460	$1,029,924,854	$1,425,089,817	$693,460,851	$292,468,028
1,728,714	1,346,261	21,640,409	11,785,501	211,089
25,759,642	31,774,706	(243,187,730)	1,255,807	139,731

67,138,692	238,193,867	52,308,976	51,611,267	6,831,976
22,586	128,327	17,674	92,833	7,484
—	—	—	(464,825)	(568,740)
—	—	(62,250)	(6,338)	—

$337,247,094	$1,301,368,015	$1,255,806,896	$757,735,096	$299,089,568

$325,700,362	$1,298,788,567	$1,238,010,949	$757,680,349	$298,908,487
22,884,452	72,302,956	104,670,736	62,590,275	30,908,155
$14.23	$17.96	$11.83	$12.11	$9.67

$11,546,732	$2,579,448	$17,795,947	$54,747	$181,081
821,403	143,470	1,512,860	4,562	18,303
$14.06	$17.98	$11.76	$12.00	$9.89

See accompanying notes to financial statements.

Statements of Assets and Liabilities	113

GE Institutional Funds

Statements of Operations — For the year ended September 30, 2016

	U.S. Equity Fund	S&P 500 Index Fund	U.S. Large-Cap Core Equity Fund

Investment Income
Income
Dividend (including dividend from affiliated investments of $151,784, $9,444, $16,036, $0, $0, $0, $457,263 and $0, respectively)	$12,039,670	$434,345	$1,265,940
Interest (including interest from affiliated investments of $35,779, $1,406, $4,192, $19,746, $157,078, $67,198, $179,709 and $26,757, respectively)	35,779	1,409	4,192
Less: Foreign taxes withheld	(4,570)	(17)	(404)

Total income	12,070,879	435,737	1,269,728

Expenses
Advisory and administration fees (Note 6)	2,214,294	29,826	279,860
Distribution and service (Note 6):
Service Class	278	18,712	7,922
Trustees’ fees	36,564	1,382	7,683
Other expenses	290	112	39

Total expenses	2,251,426	50,032	295,504

Net investment income	$9,819,453	$385,705	$974,224

Net Realized and Unrealized Gain (Loss) on Investments
Realized gain (loss) on:
Investments (including realized gain (loss) from affiliated investments of $2,954,853, $106,813, $336,225, $0, $0, $0, $1,146,399 and $0, respectively)	$32,265,359	$5,196,398	$1,284,696
Futures	(557,747)	82,126	123,949
Swap contracts	—	—	—
Foreign currency transactions	39	—	3
Increase (decrease) in unrealized appreciation/depreciation on:
Investments	35,532,155	(2,566,472)	4,075,319
Futures	200,347	50,884	(4,592)
Swap contracts	—	—	—
Foreign currency translations	205	—	18

Net realized and unrealized gain (loss) on investments	67,440,358	2,762,936	5,479,393

Net increase in Net Assets Resulting from Operations	$77,259,811	$3,148,641	$6,453,617

*	Includes change in accrued foreign capital gains tax of $(345,900), and $(41,467) for the International Equity Fund and Strategic Investment Fund, respectively.

See accompanying notes to financial statements.

114	Statements of Operations

Premier Growth Equity Fund	Small-Cap Equity Fund	International Equity Fund	Strategic Investment Fund	Income Fund

$4,471,207	$13,504,809	$32,786,943	$10,300,590	$57,276
19,746	157,078	64,531	7,497,278	8,867,372
—	(46,933)	(3,629,347)	(440,879)	—

4,490,953	13,614,954	29,222,127	17,356,989	8,924,648

1,258,565	10,562,654	7,110,433	2,672,281	676,555
24,547	4,916	45,726	149	552
18,375	68,467	97,105	46,285	16,639
2,538	1,985	3,865	3,404	372

1,304,025	10,638,022	7,257,129	2,722,119	694,118

$3,186,928	$2,976,932	$21,964,998	$14,634,870	$8,230,530

$30,282,914	$48,141,411	$(51,356,389)	$6,195,666	$2,484,044
1,013,067	2,094,826	6,389,767	1,207,220	(456,598)
—	—	—	(171,228)	(218,652)
—	—	(427,605)	(22,139)	—

13,902,563	149,778,881	87,827,039 *	41,521,558 *	7,665,754
(41,804)	958,595	327,733	499,488	362,641
—	—	—	(264,050)	(331,496)
—	—	40,738	2,070	—

45,156,740	200,973,713	42,801,283	48,968,585	9,505,693

$48,343,668	$203,950,645	$64,766,281	$63,603,455	$17,736,223

See accompanying notes to financial statements.

Statements of Operations	115

GE Institutional Funds

Statements of Changes in Net Assets

	U.S. Equity Fund		S&P 500 Index Fund
	Year Ended September 30, 2016	Year Ended September 30, 2015**	Year Ended September 30, 2016	Year Ended September 30, 2015**

Increase (Decrease) in Net Assets

Operations:
Net investment income	$9,819,453	$9,710,584	$385,705	$594,729
Net realized gain (loss) on investments, futures and foreign currency transactions	31,707,651	114,888,316	5,278,524	6,306,220
Net increase (decrease) in unrealized appreciation/depreciation on investments, futures and foreign currency translations	35,732,707	(140,741,014)	(2,515,588)	(6,272,597)

Net increase (decrease) from operations	77,259,811	(16,142,114)	3,148,641	628,352

Distributions to shareholders from:
Net investment income
Investment Class	(9,776,530)	(10,530,007)	(419,862)	(530,385)
Service Class	(1,625)	(1,455)	(134,350)	(129,629)
Net realized gains
Investment Class	(101,216,102)	(92,508,676)	—	—
Service Class	(20,100)	(15,079)	—	—

Total distributions	(111,014,357)	(103,055,217)	(554,212)	(660,014)

Increase (decrease) in assets from operations and distributions	(33,754,546)	(119,197,331)	2,594,429	(31,662)

Share transactions:
Proceeds from sale of shares
Investment Class	21,123,025	34,686,103	3,544,265	6,032,321
Service Class	20,465	49,265	896,383	752,048
Value of distributions reinvested
Investment Class	110,532,200	103,038,406	419,839	430,561
Service Class	21,641	16,458	133,812	129,109
Cost of shares redeemed
Investment Class	(109,875,352)	(240,277,040)	(16,828,064)	(18,914,519)
Service Class	(40,174)	(56,454)	(1,503,268)	(896,204)

Net increase (decrease) from share transactions	21,781,805	(102,543,262)	(13,337,033)	(12,466,684)

Total increase (decrease) in net assets	(11,972,741)	(221,740,593)	(10,742,604)	(12,498,346)

Net Assets
Beginning of year	615,127,699	836,868,292	26,977,417	39,475,763

End of year	$603,154,958	$615,127,699	$16,234,813	$26,977,417

Undistributed (distributions in excess of) net investment income, end of year	$6,822,971	$7,099,401	$232,106	$413,632

Changes in Fund Shares
Investment Class
Shares sold	1,635,190	2,154,666	186,211	310,559
Issued for distributions reinvested	8,793,333	6,600,795	21,889	22,240
Shares redeemed	(8,296,312)	(14,517,431)	(870,643)	(957,242)

Net increase (decrease) in fund shares	2,132,211	(5,761,970)	(662,543)	(624,443)

Service Class
Shares sold	1,339	2,959	45,325	37,912
Issued for distributions reinvested	1,635	1,010	6,827	6,527
Shares redeemed	(3,157)	(3,563)	(75,576)	(44,479)

Net increase (decrease) in fund shares	(183)	406	(23,424)	(40)

*	Includes $53,149,863 of net realized gains from redemptions in-kind.
**	Beginning with the fiscal year ended September 30, 2016, the Funds were audited by Ernst & Young LLP. The previous years were audited by another independent registered public accounting firm.

See accompanying notes to financial statements.

116	Statements of Changes in Net Assets

U.S. Large-Cap Core Equity Fund		Premier Growth Equity Fund		Small-Cap Equity Fund
Year Ended September 30, 2016	Year Ended September 30, 2015**	Year Ended September 30, 2016	Year Ended September 30, 2015**	Year Ended September 30, 2016	Year Ended September 30, 2015**

$974,224	$1,317,080	$3,186,928	$3,476,376	$2,976,932	$2,176,128
1,408,648	12,395,598	31,295,981	81,687,620 *	50,236,237	131,806,056
4,070,745	(15,671,708)	13,860,759	(82,804,737)	150,737,476	(140,276,190)

6,453,617	(1,959,030)	48,343,668	2,359,259	203,950,645	(6,294,006)

(1,156,540)	(1,342,057)	(3,274,744)	(3,720,776)	(2,263,681)	(1,374,532)
(76,196)	(52,746)	(49,836)	(26,469)	(981)	—

(11,092,379)	(14,455,771)	(29,010,695)	(35,918,312)	(135,317,625)	(132,249,163)
(837,244)	(683,259)	(575,259)	(346,446)	(207,202)	(7,659)

(13,162,359)	(16,533,833)	(32,910,534)	(40,012,003)	(137,789,489)	(133,631,354)

(6,708,742)	(18,492,863)	15,433,134	(37,652,744)	66,161,156	(139,925,360)

3,310,059	10,054,919	55,895,930	106,044,404	59,925,029	84,339,060
224,319	516,762	6,508,525	3,538,979	730,980	1,899,623

12,245,160	15,793,694	32,115,120	38,382,651	137,581,306	133,620,989
913,420	735,986	624,951	372,773	208,183	7,659

(16,619,783)	(44,589,061)	(111,333,277)	(201,640,905)	(136,736,850)	(170,538,400)
(3,762,143)	(551,232)	(2,044,128)	(1,370,477)	(227,265)	(53,119)

(3,688,968)	(18,038,932)	(18,232,879)	(54,672,575)	61,481,383	49,275,812

(10,397,710)	(36,531,795)	(2,799,745)	(92,325,319)	127,642,539	(90,649,548)

63,599,563	100,131,358	340,046,839	432,372,158	1,173,725,476	1,264,375,024

$53,201,853	$63,599,563	$337,247,094	$340,046,839	$1,301,368,015	$1,173,725,476

$715,789	$986,347	$1,728,714	$2,189,133	$1,346,261	$859,333

432,443	1,007,527	4,156,779	7,079,612	3,564,517	4,486,265
1,688,988	1,641,756	2,368,372	2,645,255	8,779,917	7,301,693
(2,113,052)	(4,511,311)	(8,206,857)	(13,797,090)	(8,267,615)	(9,002,090)

8,379	(1,862,028)	(1,681,706)	(4,072,223)	4,076,819	2,785,868

29,485	53,845	494,832	237,641	43,619	99,952
127,040	77,067	46,569	25,923	13,243	417
(513,329)	(58,177)	(152,431)	(90,000)	(14,595)	(2,852)

(356,804)	72,735	388,970	173,564	42,267	97,517

See accompanying notes to financial statements.

Statements of Changes in Net Assets	117

GE Institutional Funds

Statements of Changes in Net Assets

	International Equity Fund
	Year Ended September 30, 2016	Year Ended September 30, 2015**

Increase (Decrease) in Net Assets

Operations:
Net investment income	$21,964,998	$21,421,320
Net realized gain (loss) on investments, futures, swap contracts and foreign currency transactions	(45,394,227)	110,110,756
Net increase (decrease) in unrealized appreciation/depreciation on investments, futures, swap contracts and foreign currency translations	88,195,510	(233,019,206)

Net increase (decrease) from operations	64,766,281	(101,487,130)

Distributions to shareholders from:
Net investment income
Investment Class	(20,487,258)	(40,074,208)
Service Class	(228,586)	(2,200,814)
Net realized gains
Investment Class	—	—
Service Class	—	—

Total distributions	(20,715,844)	(42,275,022)

Increase (decrease) in assets from operations and distributions	44,050,437	(143,762,152)

Share transactions:
Proceeds from sale of shares
Investment Class	47,289,789	88,160,235
Service Class	110,591	423,186
Value of distributions reinvested
Investment Class	20,486,760	39,960,532
Service Class	228,334	2,200,320
Cost of shares redeemed
Investment Class	(157,598,526)	(425,151,525)
Service Class	(2,735,116)	(75,251,629)

Net increase (decrease) from share transactions	(92,218,168)	(369,658,881)

Total increase (decrease) in net assets	(48,167,731)	(513,421,033)

Net Assets
Beginning of year	1,303,974,627	1,817,395,660

End of year	$1,255,806,896	$1,303,974,627

Undistributed (distributions in excess of) net investment income, end of year	$21,640,409	$19,466,797

Changes in Fund Shares
Investment Class
Shares sold	4,137,415	6,898,008
Issued for distributions reinvested	1,754,003	3,288,933
Shares redeemed	(13,763,388)	(33,274,173)

Net increase (decrease) in fund shares	(7,871,970)	(23,087,232)

Service Class
Shares sold	9,772	32,902
Issued for distributions reinvested	19,616	181,995
Shares redeemed	(242,704)	(5,835,339)

Net increase (decrease) in fund shares	(213,316)	(5,620,442)

*	Includes $53,149,863 of net realized gains from redemptions in-kind.
**	Beginning with the fiscal year ended September 30, 2016, the Funds were audited by Ernst & Young LLP. The previous years were audited by another independent registered public accounting firm.

See accompanying notes to financial statements.

118	Statements of Changes in Net Assets

Strategic Investment Fund		Income Fund
Year Ended September 30, 2016	Year Ended September 30, 2015**	Year Ended September 30, 2016	Year Ended September 30, 2015**

$14,634,870	$13,136,228	$8,230,530	$8,213,587
7,209,519	38,111,815	1,808,794	2,673,620
41,759,066	(68,993,007)	7,696,899	(3,747,989)

63,603,455	(17,744,964)	17,736,223	7,139,218

(12,422,840)	(15,273,876)	(7,971,456)	(8,238,729)
(853)	(1,030)	(5,539)	(7,616)

(37,733,122)	(66,200,278)	(2,849,874)	—
(3,016)	(5,115)	(2,372)	—

(50,159,831)	(81,480,299)	(10,829,241)	(8,246,345)

13,443,624	(99,225,263)	6,906,982	(1,107,127)

32,104,281	60,984,889	57,547,356	78,967,884
1,911	250	34,392	4,700

50,155,750	81,473,065	10,809,076	8,186,024
3,427	5,390	7,912	7,616

(92,389,632)	(124,210,613)	(67,602,733)	(117,742,658)
(11,933)	(25)	(112,921)	(89,998)

(10,136,196)	18,252,956	683,082	(30,666,432)

3,307,428	(80,972,307)	7,590,064	(31,773,559)

754,427,668	835,399,975	291,499,504	323,273,063

$757,735,096	$754,427,668	$299,089,568	$291,499,504

$11,785,501	$10,031,155	$211,089	$322,669

2,746,867	4,767,694	6,075,536	8,248,670
4,399,627	6,575,711	1,147,253	853,674
(7,913,209)	(9,660,957)	(7,141,399)	(12,247,001)

(766,715)	1,682,448	81,390	(3,144,657)

169	19	3,496	482
302	438	823	777
(1,009)	(2)	(11,670)	(9,284)

(538)	455	(7,351)	(8,025)

See accompanying notes to financial statements.

Statements of Changes in Net Assets	119

GE Institutional Funds

Notes to Financial Statements — September 30, 2016

1.	Organization of the Funds

GE Institutional Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust was organized as a Delaware business trust on May 23, 1997, and is authorized to issue an unlimited number of shares. It is currently comprised of the following eight investment funds (each, a “Fund” and collectively, the “Funds”): U.S. Equity Fund, S&P 500 Index Fund, U.S. Large-Cap Core Equity Fund, Premier Growth Equity Fund, Small-Cap Equity Fund, International Equity Fund, Strategic Investment Fund and Income Fund. The Funds presently offer two classes of shares — the Investment Class and the Service Class. The Trust expects that most of the time, each Fund will have relatively few shareholders (as compared with most mutual funds), but that these shareholders will invest substantial amounts in a Fund (minimum initial investment requirements are described in the current summary prospectus for each Fund and in the Funds’ statutory prospectus). Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification (“ASC”) Topic 946 Financial Services — Investment Companies. Each Fund is a diversified investment company within the meaning of the 1940 Act.

SSGA Funds Management, Inc. (“SSGA FM”) is the investment adviser and administrator of each of the Funds effective July 1, 2016. Prior to July 1, 2016, GE Asset Management Incorporated (“GEAM”) served as the investment adviser and administrator to each Fund.

2.	Summary of Significant Accounting Policies

The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

Subsequent events after the balance sheet date through the date the financial statements were issued have been evaluated in the preparation of the financial statements. See Footnote 11 for subsequent events identified.

The following summarizes the significant accounting policies of the Trust.

Securities Valuation and Transactions  All investments in securities are recorded at their estimated fair value, as described in Note 3.

Securities transactions are accounted for as of the trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost for both financial statement and federal tax purposes.

Each Fund’s income, expenses (other than distribution and service fees) and realized and unrealized gains and losses are allocated proportionally each day among the share classes based upon the relative net assets of each class.

Foreign Currency  Accounting records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated to U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts and expense payments denominated in foreign currencies are translated into U.S. dollars at the prevailing exchange rate on the respective dates of such transactions.

All assets and liabilities of the Funds initially expressed in foreign currency values will be converted into U.S. dollars at the WM/Reuters exchange rate computed at 11:00 a.m. Eastern time.

The Funds do not isolate the portion of the results of operations resulting from changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities during the year. Such fluctuations are included in the net realized or unrealized gain or loss from investments. Net realized gains or losses on foreign currency transactions represent net gains or losses on sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income and withholding taxes accrued and the U.S. dollar amount actually received or paid, and gains or losses between the trade and settlement date on purchases and sales of foreign securities. Net unrealized foreign exchange gains and losses arising from changes in the value of other assets and liabilities (including foreign currencies and open foreign currency contracts) as a result of changes in foreign exchange rates are included as increases or decreases in unrealized appreciation/depreciation on foreign currency related transactions.

120	Notes to Financial Statements

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Notes to Financial Statements, continued — September 30, 2016

Derivatives  The Funds are subject to equity price risk, interest rate risk, credit risk and foreign currency exchange rate risk in the normal course of pursuing their investment objectives. Certain Funds may enter into various types of derivatives transactions (such as options, futures, options on futures, interest rate futures, interest-only swaps, interest rate swaps, index swaps and credit default swaps) to gain or hedge exposure to certain types of securities as an alternative to investing directly in or selling such securities, or to manage: yield, interest rate exposure (also known as duration), exposure to credit quality, and to gain exposure to certain market segments.

Futures Contracts  A futures contract is an agreement to buy or sell a specific amount of a commodity, financial instrument, currency or index at a particular price and future date. Certain Funds may invest in interest rate, financial and stock or bond index futures contracts subject to certain limitations. During the fiscal year ended September 30, 2016, the U.S. Equity Fund, S&P 500 Index Fund, U.S. Large-Cap Core Equity Fund, Premier Growth Equity Fund, Small-Cap Equity Fund and International Equity Fund invested in stock index future contracts to gain equity exposure for accumulating and residual cash positions. The Strategic Investment Fund invested in futures contracts on various stock indices, bonds and notes to gain equity exposure and to manage duration of fixed income securities. The Income Fund invested in futures contracts on bonds and notes to manage duration of fixed income securities. Buying futures tends to increase a Fund’s exposure to the underlying instrument while selling futures tends to decrease a Fund’s exposure to the underlying instrument, or hedge other Fund investments. With futures contracts, there is minimal counterparty credit risk to a Fund since futures contracts are exchange traded and the exchange’s clearinghouse, as counterparty to all traded futures, guarantees the futures against default. A Fund’s risks in using these contracts include changes in the value of the underlying instruments, non-performance of the counterparties under the contracts’ terms and changes in the liquidity of the secondary market for the contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they principally trade.

Upon entering into a financial futures contract, a Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount, known as initial margin deposit. Subsequent payments, known as variation margin, are made or received by a Fund each day, depending on the daily fluctuation in the fair value of the underlying security. A Fund records an unrealized gain or loss equal to the daily variation margin. Should market conditions move unexpectedly, a Fund may not achieve the anticipated benefits of the futures contracts and may incur a loss. A Fund recognizes a realized gain or loss on the expiration or closing of a futures contract.

Credit Default Swaps  During the fiscal year ended September 30, 2016, the Strategic Investment Fund and Income Fund engaged in credit default swaps to manage credit risk. When a Fund is the buyer in a credit default swap contract, a Fund is entitled to receive the par (or other agreed upon) value (full notional value) of a referenced debt obligation (or basket of debt obligations) from the counterparty (or central clearing party (“CCP”) in the case of a centrally cleared swap) to the contract if a credit event by a third party, such as a U.S. or foreign corporate issuer or sovereign issuer, on the debt obligation occurs. In return, a Fund pays the counterparty a periodic stream of payments over the term of the contract provided that no credit event has occurred. If no credit event occurs, a Fund loses its investment and recovers nothing. However, if a credit event occurs, a Fund receives full notional value for a referenced debt obligation that may have little or no value. When a Fund is the seller of a credit default swap, it receives a fixed rate of income throughout the term of the contract, provided there is no credit event. If a credit event occurs, a Fund is obligated to pay the notional amount of the swap and in certain instances take delivery of securities of the reference entity upon the occurrence of a credit event, as defined under the terms of that particular swap agreement. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring, obligation acceleration and repudiation/moratorium. If a Fund is a seller of protection and a credit event occurs, the maximum potential amount of future payments that a Fund could be required to make would be an amount equal to the notional amount of the agreement. This potential amount would be partially offset by any recovery value of the respective referenced obligation, or net amount received from the settlement of a buy protection credit default swap agreement entered into by a Fund for the same referenced obligation. As the seller, a Fund may create economic leverage to its portfolio because, in addition to its total net assets, a Fund is subject to investment exposure on the notional amount of the swap. The interest fee paid or received on the swap, which is based on a specified interest rate on a fixed notional amount, is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as realized gain upon receipt or realized loss upon payment. A Fund also records an increase or decrease to unrealized appreciation (depreciation) in an amount equal to the daily valuation. For centrally cleared swaps, the daily change in valuation is recorded as a receivable or payable for variation margin and settled in cash with the CCP daily. All upfront payments, if any, are amortized over the life of the swap as realized gains or losses. Those upfront payments that are paid or received, typically for non-centrally cleared swaps, are recorded as other assets or other

Notes to Financial Statements	121

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Notes to Financial Statements, continued — September 30, 2016 liabilities, respectively, net of amortization. For financial reporting purposes, unamortized upfront payments, if any, are netted with unrealized appreciation or depreciation on swaps to determine the market value of swaps. A Fund segregates assets in the form of cash or liquid securities in an amount equal to the notional amount of the credit default swaps of which it is the seller. A Fund segregates assets in the form of cash or liquid securities in an amount equal to any unrealized depreciation of the credit default swaps of which it is the buyer, marked to market on a daily basis. Credit default swaps involve greater risks than if a Fund had invested in the referenced debt obligation directly. If a Fund is a buyer of a credit default swap and no credit event occurs, a Fund will not earn any return on its investment. If a Fund is a seller of a credit default swap, a Fund’s risk of loss may be the entire notional amount of the swap. Swaps may also subject a Fund to the risk that the counterparty to the transaction may not fulfill its obligation. In the case of centrally cleared swaps, counterparty risk is minimal due to protections provided by the CCP.

When-Issued Securities and Forward Commitments  The Strategic Investment Fund and Income Fund may purchase or sell securities on a when-issued or forward commitment basis. These transactions are arrangements in which a Fund purchases and sells securities with payment and delivery scheduled a month or more after entering into the transaction. The price of the underlying securities and the date when these securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the commitments. In connection with such purchases, a Fund maintains cash or liquid assets in an amount equal to the purchase commitments for such underlying securities until settlement date and for sales commitments a Fund maintains equivalent deliverable securities as “cover” for the transaction. Unsettled commitments are valued at the current market value of the underlying security. Daily fluctuations in the value of such commitments are recorded as unrealized gains or losses. The Funds will not enter into such commitments for the purpose of investment leverage.

Forward Foreign Currency Exchange Contracts  Certain Funds may enter into forward foreign currency exchange contracts to facilitate transactions in foreign denominated securities and to manage currency exposure. Forward foreign currency exchange contracts are valued at the mean between the bid and the offered forward rates as last quoted by a recognized dealer. The aggregate principal amounts of the contracts are not recorded in a Fund’s financial statements. Such amounts appear under the caption Forward Foreign Currency Contracts in the Schedules of Investments. Fluctuations in the value of the contracts are recorded in the Statements of Assets and Liabilities as an asset (or liability) and in the Statements of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains or losses on foreign currency related transactions. A Fund’s risks in using these contracts include changes in the value of foreign currency or the possibility that the counterparties do not perform under the contracts’ terms. When a Fund enters into a forward foreign currency exchange contract, it is required to segregate cash or liquid securities with its custodian in an amount equal to the value of a Fund’s total assets committed to the consummation of the forward contract. If the value of the segregated securities declines, additional cash or securities are segregated so that the value of the account will equal the amount of a Fund’s commitment with respect to the contract.

Investments in Foreign Markets  Investments in foreign markets involve special risks and considerations not typically associated with investing in the United States. These risks include revaluation of currencies, high rates of inflation, restrictions on repatriation of income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls, tariffs and taxes, subject to delays in settlements, and their prices may be more volatile.

A Fund may be subject to capital gains and repatriation taxes imposed by certain countries in which it invests. Such taxes are generally based upon income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as income and/or capital gains are earned. These foreign taxes, if any, are paid by the Funds and are reflected in the Statements of Operations, if applicable. Foreign taxes payable or deferred as of September 30, 2016, if any, are disclosed in the Funds’ Statements of Assets and Liabilities.

Investment Income  Corporate actions (including cash dividends) are recorded on the ex-dividend date, net of applicable withholding taxes, except for certain foreign corporate actions which are recorded as soon after the ex-dividend date as such information becomes available. Withholding taxes on foreign dividends, if any, have been provided for in accordance with a Fund’s understanding of the applicable country’s tax rules and rates. Interest income is recorded on the accrual basis. Accretion of discounts and amortization of premiums on taxable bonds are to the call or maturity date, whichever is shorter, using the effective yield method.

122	Notes to Financial Statements

GE Institutional Funds

Notes to Financial Statements, continued — September 30, 2016

Expenses  Each Fund pays a “unitary fee” to SSGA FM equivalent to the Fund’s advisory and administration fee. This fee includes any normal operating expenses payable by a Fund, except for fees paid to the Trust’s independent Trustees, distribution and shareholder servicing fees, brokerage fees and commissions and expenses that are not normal operating expenses of the Funds (such as extraordinary expenses, interest and taxes). Prior to July 1, 2016, each Fund paid this “unitary fee” to GEAM.

Federal Income Taxes  The Funds intend to comply with all sections of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies including the distribution of substantially all of their taxable net investment income, tax-exempt income and net realized capital gains to their shareholders. Therefore, no provision for federal income tax has been made. Each Fund is treated as a separate taxpayer for federal income tax purposes.

3.	Security Valuation and Transactions

The Funds utilize various methods to measure the fair value of their investments on a recurring basis. GAAP establishes a framework for measuring fair value and providing related disclosures. Broadly, the framework requires fair value to be determined based on the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants at the measurement date. In the absence of active markets for the identical assets or liabilities, such measurements involve developing assumptions based on market observable data and, in the absence of such data, internal information that is consistent with what market participants would use in a hypothetical transaction that occurs at the measurement date. It also establishes a three-level valuation hierarchy based upon observable and non-observable inputs.

Observable inputs reflect market data obtained from independent sources, while unobservable inputs reflect our market assumptions. Preference is given to observable inputs. These two types of inputs create the following fair value hierarchy:

•	Level 1 — Quoted prices for identical investments in active markets.

•	Level 2 — Quoted prices for similar investments in active markets; quoted prices for identical or similar investments in markets that are not active; and model-derived valuations whose inputs are observable or whose significant value drivers are observable.

•	Level 3 — Significant inputs to the valuation model are unobservable.

Policies and procedures are maintained to value investments using the best and most relevant data available. In addition, pricing vendors are utilized to assist in valuing investments. The investment adviser performs periodic reviews of the methodologies used by independent pricing services including price validation of individual securities.

Fair Value Measurement  The following section describes the valuation methodologies the Funds use to measure different financial investments at fair value.

A Fund’s portfolio securities are valued generally on the basis of market quotations. Equity securities generally are valued at the last reported sale price on the primary market in which they are traded. Portfolio securities listed on NASDAQ are valued using the NASDAQ Official Closing Price. Level 1 securities primarily include publicly-traded equity securities, which may not necessarily represent the last sales price. If no sales occurred on the exchange or NASDAQ that day, the portfolio security generally is valued using the last reported bid price. In those circumstances, the Fund typically classifies the investment securities in Level 2.

Debt securities (other than short-term securities described below) generally are valued at an evaluated bid price as reported by independent pricing services. The pricing services use various pricing models for each asset class. The inputs and assumptions to the model of the pricing services are derived from market observable sources, which may include: benchmark yields, reported trades, broker/dealer quotes, issuer spreads, benchmark securities, bids, offers and other market related data. Since many fixed income securities do not trade on a daily basis, the methodology of the pricing service may also use other available information such as benchmark curves, benchmarking of similar securities, sector groupings and matrix pricing, as applicable. Thus, certain securities may not be priced using market quotations, but rather determined from market observable information. These investments are included in Level 2 and are primarily comprised of corporate fixed income, government, mortgage and asset-backed securities. In the absence of a reliable bid price from such a pricing service, debt securities may be valued based

Notes to Financial Statements	123

GE Institutional Funds

Notes to Financial Statements, continued — September 30, 2016 on broker or dealer supplied valuations or quotations. In these infrequent circumstances, pricing services may provide the Funds with valuations that are based on significant unobservable inputs, and in those circumstances the investment securities are classified as Level 3.

A Fund may use non-binding broker or dealer quotes for valuation when there is limited or no relevant market activity for a specific investment or for other investments that share similar characteristics and a price is not provided by a pricing service or is deemed not to be reliable. The Funds have not adjusted the prices obtained. Investment securities priced using non-binding broker or dealer quotes are included in Level 3.

Investments in registered investment companies are valued at the published daily net asset value (“NAV”) and classified in Level 1.

Short-term securities of sufficient credit quality with remaining maturities of sixty days or less at the time of purchase are typically valued on the basis of amortized cost which approximates fair value and these are included in Level 2. If it is determined that amortized cost does not approximate fair value, securities may be valued based on dealer supplied valuations or quotations. In these infrequent circumstances, pricing services may provide the Funds with valuations that are based on significant unobservable inputs, and in those circumstances the investment securities are classified in Level 3.

If prices are not readily available for a portfolio security, or if it is believed that a price for a portfolio security does not represent its fair value, the security may be valued using procedures approved by the Trust’s Board of Trustees (the Board) that are designed to establish its “fair” value. These securities are typically classified in Level 3. Those procedures require that the fair value of a security be established by a valuation committee of the investment adviser. The valuation committee follows different protocols for different types of investments and circumstances. The fair value procedures may be used to value any investment of any Fund in the appropriate circumstances.

Foreign securities may be valued with the assistance of an independent fair value pricing service in circumstances where it is believed that they have been or would be materially affected by events occurring after the close of the portfolio security’s primary market and before the close of regular trading on the New York Stock Exchange. In these circumstances, the Funds classify the investment securities in Level 2. This independent fair value pricing service uses a proprietary model to identify affected securities, taking into consideration various factors, and the fair value of such securities may be something other than the last available quotation or other market price.

All assets and liabilities of the Funds initially expressed in foreign currency values will be converted into U.S. dollars at the WM/Reuters exchange rate computed at 11:00 a.m. Eastern time.

Fair value determinations generally are used for securities whose value is affected by a significant event that will materially affect the value of a security and which occurs subsequent to the time of the close of the principal market on which such security trades but prior to the calculation of a Fund’s NAV.

The value established for such a portfolio security valued other than by use of a market quotation (as described above) may be different than what would be produced through the use of market quotations or another methodology. Portfolio securities that are valued using techniques other than market quotations, including “fair valued” securities, may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. In addition, there is no assurance that a Fund could sell a portfolio security for the value established for it at any time and it is possible that a Fund would incur a loss because a portfolio security is sold at a discount to its established value.

Other financial investments are derivative instruments that are not reflected in total investments, such as futures, forwards, swaps and written options contracts, which are valued based on fair value as discussed above.

The Funds use closing prices for derivatives included in Level 1, which are traded either on exchanges or liquid over-the-counter markets. Derivative assets and liabilities included in Level 2 primarily represent interest rate swaps, cross-currency swaps, credit default swaps and foreign currency and commodity forward and option contracts. Derivative assets and liabilities included in Level 3 primarily represent interest rate products that contain embedded optionality or prepayment features.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

124	Notes to Financial Statements

GE Institutional Funds

Notes to Financial Statements, continued — September 30, 2016

The following tables present each Fund’s investments measured at fair value on a recurring basis at September 30, 2016:

Fund	Investments	Level 1	Level 2	Level 3	Total
U.S. Equity Fund	Investments in Securities†
	Common Stock	$578,157,789	$—	$—	$578,157,789
	Short-Term Investments	8,358,418	—	—	8,358,418

	Total Investments in Securities	$586,516,207	$—	$—	$586,516,207

	Other Financial Instruments*
	Long Futures Contracts — Unrealized Depreciation	$(904)	$—	$—	$(904)

Fund	Investments	Level 1	Level 2	Level 3	Total
S&P 500 Index Fund	Investments in Securities†
	Common Stock	$15,458,384	$—	$—	$15,458,384
	Short-Term Investments	701,455	—	—	701,455

	Total Investments in Securities	$16,159,839	$—	$—	$16,159,839

	Other Financial Instruments*
	Long Futures Contracts — Unrealized Appreciation	$4,441	$—	$—	$4,441

Fund	Investments	Level 1	Level 2	Level 3	Total
U.S. Large-Cap Core Equity Fund	Investments in Securities†
	Common Stock	$52,076,598	$—	$—	$52,076,598
	Short-Term Investments	1,428,579	—	—	1,428,579

	Total Investments in Securities	$53,505,177	$—	$—	$53,505,177

	Other Financial Instruments*
	Long Futures Contracts — Unrealized Appreciation	$854	$—	$—	$854

Fund	Investments	Level 1	Level 2	Level 3	Total
Premier Growth Equity Fund	Investments in Securities†
	Common Stock	$323,252,989	$—	$—	$323,252,989
	Short-Term Investments	12,844,727	—	—	12,844,727

	Total Investments in Securities	$336,097,716	$—	$—	$336,097,716

	Other Financial Instruments*
	Long Futures Contracts — Unrealized Appreciation	$22,586	$—	$—	$22,586

Notes to Financial Statements	125

GE Institutional Funds

Notes to Financial Statements, continued — September 30, 2016

Fund	Investments	Level 1	Level 2	Level 3	Total
Small-Cap Equity Fund	Investments in Securities†
	Common Stock	$1,214,471,072	$—	$—	$1,214,471,072
	Short-Term Investments	68,288,206	—	—	68,288,206

	Total Investments in Securities	$1,282,759,278	$—	$—	$1,282,759,278

	Other Financial Instruments*
	Long Futures Contracts — Unrealized Appreciation	$128,327	$—	$—	$128,327

Fund	Investments	Level 1	Level 2	Level 3	Total
International Equity Fund	Investments in Securities†
	Common Stock	$1,217,001,600	$—	$—	$1,217,001,600
	Short-Term Investments	39,027,683	—	—	39,027,683

	Total Investments in Securities	$1,256,029,283	$—	$—	$1,256,029,283

	Other Financial Instruments*
	Long Futures Contracts — Unrealized Appreciation	$17,674	$—	$—	$17,674

Fund	Investments	Level 1	Level 2	Level 3	Total
Strategic Investment Fund	Investments in Securities†
	Domestic Equity	$239,686,993	$—	$—	$239,686,993
	Foreign Equity	164,130,503	—	—	164,130,503
	U.S. Treasuries	—	61,074,365	—	61,074,365
	Agency Mortgage Backed	—	54,075,963	—	54,075,963
	Agency Collateralized Mortgage Obligations	—	3,158,773	—	3,158,773
	Corporate Notes	—	104,116,681	—	104,116,681
	Non-Agency Collateralized Mortgage Obligations	—	14,681,924	—	14,681,924
	Sovereign Bonds	—	2,307,159	—	2,307,159
	Municipal Bonds and Notes	—	1,304,153	—	1,304,153
	FNMA (TBA)	—	—	1,933	1,933
	Exchange Traded Funds	47,667,802	—	—	47,667,802
	Short-Term Investments	85,905,257	—	—	85,905,257

	Total Investments in Securities	$537,390,555	$240,719,018	$1,933	$778,111,506

	Other Financial Instruments*
	Credit Default Swap Contracts — Unrealized Depreciation	$—	$(464,825)	$—	$(464,825)
	Long Futures Contracts — Unrealized Appreciation	133,365	—	—	133,365
	Short Futures Contracts — Unrealized Appreciation	21,403	—	—	21,403
	Short Futures Contracts — Unrealized Depreciation	(61,935)	—	—	(61,935)

	Total Other Financial Instruments	$92,833	$(464,825)	$—	$(371,992)

126	Notes to Financial Statements

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Notes to Financial Statements, continued — September 30, 2016

Fund	Investments	Level 1	Level 2	Level 3	Total
Income Fund	Investments in Securities†
	U.S. Treasuries	$—	$72,710,505	$—	$72,710,505
	Agency Mortgage Backed	—	67,137,006	—	67,137,006
	Agency Collateralized Mortgage Obligations	—	3,831,080	—	3,831,080
	Asset Backed	—	249,757	—	249,757
	Corporate Notes	—	125,623,918	—	125,623,918
	Non-Agency Collateralized Mortgage Obligations	—	19,203,334	—	19,203,334
	Sovereign Bonds	—	2,773,846	—	2,773,846
	Municipal Bonds and Notes	—	1,958,930	—	1,958,930
	FNMA (TBA)	—	—	6,529	6,529
	Preferred Stock	348,927	—	—	348,927
	Short-Term Investments	29,678,865	—	—	29,678,865

	Total Investments in Securities	$30,027,792	$293,488,376	$6,529	$323,522,697

	Other Financial Instruments*
	Credit Default Swap Contracts — Unrealized Depreciation	$—	$(568,740)	$—	$(568,740)
	Long Futures Contracts — Unrealized Appreciation	8,820	—	—	8,820
	Long Futures Contracts — Unrealized Depreciation	(39,770)	—	—	(39,770)
	Short Futures Contracts — Unrealized Appreciation	38,434	—	—	38,434

	Total Other Financial Instruments	$7,484	$(568,740)	$—	$(561,256)

†	See Schedules of Investments for Industry Classification.
*	Other financial instruments include derivative instruments such as futures contracts and credit default swaps. Amounts shown represent unrealized appreciation (depreciation), at period end.

There were no significant transfers between fair value levels during the period. Transfers between fair value levels are recognized at the beginning of the period.

Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and, accordingly, a reconciliation of Level 3 assets for the fiscal year ended September 30, 2016 is not presented.

4.	Derivatives Disclosure

Shown below are the derivative contracts entered into by each Fund, summarized by primary risk exposure as they appear on the Statements of Assets and Liabilities, none of which are accounted for as hedging instruments under FASB ASC No. 815 Derivatives and Hedging (“ASC 815”) as of September 30, 2016.

	Asset Derivatives September 30, 2016			Liability Derivatives September 30, 2016
Derivatives not accounted for as hedging instruments under ASC 815	Location in the Statements of Assets and Liabilities	Fair Value ($)		Location in the Statements of Assets and Liabilities	Fair Value ($)
U.S. Equity Fund
Equity Contracts	Assets, Net Assets — Net Unrealized Appreciation/ (Depreciation) on Futures	—		Liabilities, Net Assets — Net Unrealized Appreciation/ (Depreciation) on Futures	(904	)*

S&P 500 Index Fund
Equity Contracts	Assets, Net Assets — Net Unrealized Appreciation/ (Depreciation) on Futures	4,441	*	Liabilities, Net Assets — Net Unrealized Appreciation/ (Depreciation) on Futures	—

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Notes to Financial Statements, continued — September 30, 2016

	Asset Derivatives September 30, 2016			Liability Derivatives September 30, 2016
Derivatives not accounted for as hedging instruments under ASC 815	Location in the Statements of Assets and Liabilities	Fair Value ($)		Location in the Statements of Assets and Liabilities	Fair Value ($)
U.S. Large-Cap Core Equity Fund
Equity Contracts	Assets, Net Assets — Net Unrealized Appreciation/ (Depreciation) on Futures	854	*	Liabilities, Net Assets — Net Unrealized Appreciation/ (Depreciation) on Futures	—

Premier Growth Equity Fund
Equity Contracts	Assets, Net Assets — Net Unrealized Appreciation/ (Depreciation) on Futures	22,586	*	Liabilities, Net Assets — Net Unrealized Appreciation/ (Depreciation) on Futures	—

Small-Cap Equity Fund
Equity Contracts	Assets, Net Assets — Net Unrealized Appreciation/ (Depreciation) on Futures	128,327	*	Liabilities, Net Assets — Net Unrealized Appreciation/ (Depreciation) on Futures	—

International Equity Fund
Equity Contracts	Assets, Net Assets — Net Unrealized Appreciation/ (Depreciation) on Futures	17,674	*	Liabilities, Net Assets — Net Unrealized Appreciation/ (Depreciation) on Futures	—

Strategic Investment Fund
Equity Contracts	Assets, Net Assets — Net Unrealized Appreciation/ (Depreciation) on Futures	126,081	*	Liabilities, Net Assets — Net Unrealized Appreciation/ (Depreciation) on Futures	(61,935	)*
Interest Rate Contracts	Assets, Net Assets — Net Unrealized Appreciation/ (Depreciation) on Futures	28,687	*	Liabilities, Net Assets — Net Unrealized Appreciation/ (Depreciation) on Futures	—
Credit Risk Contracts	Assets, Net Assets — Net Unrealized Appreciation/ (Depreciation) on Swap Contracts	—		Liabilities, Net Assets — Net Unrealized Appreciation/ (Depreciation) on Swap Contracts	(464,825	)*

Income Fund
Interest Rate Contracts	Assets, Net Assets — Net Unrealized Appreciation/ (Depreciation) on Futures	47,254	*	Liabilities, Net Assets — Net Unrealized Appreciation/ (Depreciation) on Futures	(39,770	)*
Credit Risk Contracts	Assets, Net Assets — Net Unrealized Appreciation/ (Depreciation) on Swap Contracts	—		Liabilities, Net Assets — Net Unrealized Appreciation/ (Depreciation) on Swap Contracts	(568,740	)*

*	Includes cumulative unrealized appreciation/(depreciation) of futures and credit default swap contracts as reported in the Schedules of Investments and within the components of the net assets section of the Statement of Assets and Liabilities. Only the current day’s variation margin is reported within the Assets and/or Liabilities section on the Statement of Assets and Liabilities.

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Shown below are the effects of derivative instruments on each Fund’s Statement of Operations, summarized by primary risk exposure, none of which are accounted for as hedging instruments under ASC 815.

Derivatives not accounted for as hedging instruments under ASC 815	Location in the Statements of Operations	Total Notional Amount of Futures Contracts Purchased/(Sold) ($)	Realized Gain (Loss) on Derivatives Recognized in Income ($)	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income ($)
			Realized Gain/(Loss)	Unrealized Gain/(Loss)
U.S. Equity Fund
Equity Contracts	Realized gain (loss) on Futures, Increase (decrease) in unrealized appreciation/ (depreciation) on Futures	100,780,327/ (98,383,121)	(557,747)	200,347

S&P 500 Index Fund
Equity Contracts	Realized gain (loss) on Futures, Increase (decrease) in unrealized appreciation/ (depreciation) on Futures	5,881,633/ (6,690,181)	82,126	50,884

U.S. Large-Cap Core Equity Fund
Equity Contracts	Realized gain (loss) on Futures, Increase (decrease) in unrealized appreciation/ (depreciation) on Futures	15,500,346/ (16,697,076)	123,949	(4,592)

Premier Growth Equity Fund
Equity Contracts	Realized gain (loss) on Futures, Increase (decrease) in unrealized appreciation/ (depreciation) on Futures	80,119,948/ (74,873,165)	1,013,067	(41,804)

Small-Cap Equity Fund
Equity Contracts	Realized gain (loss) on Futures, Increase (decrease) in unrealized appreciation/ (depreciation) on Futures	245,944,691/ (242,090,286)	2,094,826	958,595

International Equity Fund
Equity Contracts	Realized gain (loss) on Futures, Increase (decrease) in unrealized appreciation/ (depreciation) on Futures	194,473,556/ (191,627,814)	6,389,767	327,733

Strategic Investment Fund
Equity Contracts	Realized gain (loss) on Futures, Increase (decrease) in unrealized appreciation/ (depreciation) on Futures	273,736,522/ (280,428,320)	1,940,704	248,019
Interest Rate Contracts	Realized gain/(loss) on futures, Increase/(decrease) in unrealized appreciation/ (depreciation) on Futures	770,323,355/ (756,129,941)	(733,484)	251,469
Credit Risk Contracts	Realized gain/(loss) on credit default swaps Increase/ (decrease) in unrealized appreciation/(depreciation) on swap contracts	—/—	(171,228)	(264,050)

Income Fund
Interest Rate Contracts	Realized gain/(loss) on futures, Increase/(decrease) in unrealized appreciation/ (depreciation) on Futures	1,000,428,174/ 990,482,039	(456,598)	362,641
Credit Risk Contracts	Realized gain/(loss) on credit default swaps Increase/ (decrease) in unrealized appreciation/(depreciation) on swap contracts	—/—	(218,652)	(331,496)

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Notes to Financial Statements, continued — September 30, 2016

During the fiscal year ended September 30, 2016, the Funds had an average notional value of long and short futures contracts as shown below. The Strategic Investment Fund and Income Fund had average notional values of $10,546,535 and $13,443,658 on credit default swaps, respectively. Please refer to the table following the Portfolio of Investments for open credit default swaps and futures contracts at September 30, 2016.

Fund	Long Contracts	Short Contracts
U.S. Equity Fund	6,429,764	442,096
S&P 500 Index Fund	847,828	—
U.S. Large-Cap Core Equity Fund	1,110,852	—
Premier Growth Equity Fund	1,973,209	830,739
Small-Cap Equity Fund	19,515,046	—
International Equity Fund	8,065,308	2,879,776
Strategic Investment Fund	44,342,407	36,165,124
Income Fund	28,338,213	33,381,974

5.	Line of Credit

Prior to July 1, 2016, the Trust (excluding the S&P 500 Index Fund) shared a revolving credit facility of up to $150 million with a number of its affiliates. The credit facility was with the Trust’s custodian bank, State Street Bank and Trust Company (“State Street”). The revolving credit facility required the payment of a commitment fee equal to 0.20% per annum on the daily unused portion of the credit facility, payable quarterly. The portion borne by each Fund generally was borne proportionally based upon net assets. Generally, borrowings under the credit facility would accrue interest at the higher of the 1-Month LIBOR plus 1.25% and the Overnight Federal Funds Rate plus 1.25% and would be borne by the borrowing Fund. The maximum amount allowed to be borrowed by any one Fund was the lesser of (i) 33.33% of its total assets or (ii) 20% of its net assets. The revolving credit facility with State Street was terminated effective June 30, 2016.

Effective July 1, 2016, the Trust and other affiliated funds (each, a “Participant” and collectively, the “Participants”) share in a $360 million revolving credit facility provided by a syndication of banks. The current agreement expires in October 2017 unless extended or renewed. Participants may borrow up to $360 million at any time outstanding, subject to asset coverage and other limitations as specified under separate agreements. The Participants were charged an annual commitment fee of 0.12% (0.15% commencing October 13, 2016) per annum, which is calculated based on the daily unused portion of the shared credit line. Commitment fees are allocated among each of the Participants based on relative net assets. Commitment fees are paid by the Adviser and included in the “unitary fee” paid by the Funds. A Participant incurs and pays the interest expense related to its borrowing. Prior to October 13, 2016, interest was calculated at a rate per annum equal to the sum of the New York Fed Bank Rate plus 1%. Effective October 13, 2016, interest is calculated at a rate per annum equal to the higher of the New York Fed Bank Rate or LIBOR plus 1%. Neither credit facility was utilized by the Trust during the fiscal year ended September 30, 2016. The maximum amount allowed to be borrowed by any one Fund is the lesser of (i) 33.33% of its total assets or (ii) 20% of its net assets.

6.	Fees and Compensation Paid to Affiliates

SSGA FM, a registered investment adviser, was retained by the Trust’s Board effective July 1, 2016 to act as investment adviser and administrator of each Fund. SSGA FM’s compensation for investment advisory and administrative services (“Management Fee”) is paid monthly based on the average daily net assets of each Fund. The Management Fee is stated in the following schedule:

Fund	Average Daily Net Assets of Fund	Management Fee
U.S. Equity Fund	First $25 million	0.55%
U.S. Large-Cap Core Equity Fund	Next $25 million	0.45%
Premier Growth Equity Fund	Over $50 million	0.35%

S&P 500 Index Fund	All assets	0.15%

130	Notes to Financial Statements

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Fund	Average Daily Net Assets of Fund	Management Fee
Small-Cap Equity Fund	First $250 million	0.95%
	Next $250 million	0.90%
	Over $500 million	0.85%

International Equity Fund	First $25 million	0.75%
	Next $50 million	0.65%
	Over $75 million	0.55%

Strategic Investment Fund	First $25 million	0.45%
	Next $25 million	0.40%
	Over $50 million	0.35%

Income Fund	First $25 million	0.35%
	Next $25 million	0.30%
	Next $50 million	0.25%
	Over $100 million	0.20%

Prior to July 1, 2016, GEAM served as each Fund’s investment adviser and administrator and each Fund paid GEAM a Management Fee as stated in the following schedule:

Fund	Average Daily Net Assets of Fund	Management Fee
U.S. Equity Fund	First $25 million	0.55%
U.S. Large-Cap Core Equity Fund	Next $25 million	0.45%
Premier Growth Equity Fund	Over $50 million	0.35%

S&P 500 Index Fund	All assets	0.15%

Small-Cap Equity Fund	First $250 million	0.95%
	Next $250 million	0.90%
	Over $500 million	0.85%

International Equity Fund	First $25 million	0.75%
	Next $50 million	0.65%
	Over $75 million	0.55%

Strategic Investment Fund	First $25 million	0.45%
	Next $25 million	0.40%
	Over $50 million	0.35%

Income Fund	First $25 million	0.35%
	Next $25 million	0.30%
	Next $50 million	0.25%
	Over $100 million	0.20%

Distribution and Shareholder Servicing Fees  The Funds have adopted a Shareholder Servicing and Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act with respect to the Service Class shares of each Fund. Each Fund pays State Street Global Markets, LLC, the Funds’ principal underwriter effective July 1, 2016, a monthly fee for distribution and/or shareholder services provided, at an annual rate of 0.25% of the average daily net assets of such Fund attributable to the Service Class shares. Prior to July 1, 2016, GE Investment Distributors, Inc. (“GEID”), a wholly-owned subsidiary of GEAM, served as the Funds’ principal underwriter and the Funds paid GEID a monthly fee for distribution and/or shareholder

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Notes to Financial Statements, continued — September 30, 2016 services provided, at an annual rate of 0.25% of the average daily net assets of such Fund attributable to the Service Class shares. Currently, Investment Class shares are not subject to a 12b-1 fee.

Trustee Compensation  The Funds pay no compensation to their Trustees who are officers or employees of SSGA FM or its affiliates. Trustees who are not such officers or employees also serve in a similar capacity for other funds advised by SSGA FM. Compensation paid to independent Trustees is reflected on the Statements of Operations. These fees are allocated pro rata across funds and share classes served by the Trustees and are based upon the relative net assets of each fund. Prior to July 1, 2016, the Trustees who were officers or employees of GEAM received no compensation from the Funds. (For additional information about Trustees’ compensation please refer to the Funds’ Statement of Additional Information).

7.	Sub-Advisory Fees

For certain Funds that have retained sub-advisers to manage all or a portion of the respective Fund’s assets, SSGA FM pays each sub-adviser an investment sub-advisory fee out of the Management Fee that it receives from the respective Fund. The investment sub-advisory fee is paid by SSGA FM monthly and is based upon the average daily net assets of the respective Fund’s assets that are allocated to and managed by the sub-adviser. Each such sub-adviser is responsible for the day-to-day management of those assets of the Fund that are allocated to the sub-adviser, including the responsibility for making decisions to buy, sell or hold a particular security with respect to those assets. For their services as sub-advisers to the Small-Cap Equity Fund, SSGA FM pays an investment sub-advisory fee to each of Palisade Capital Management, L.L.C., Champlain Investment Partners, LLC, GlobeFlex Capital, L.P., SouthernSun Asset Management, LLC and Kennedy Capital Management, Inc. Prior to July 1, 2016, SSGA FM served as the sub-adviser to the S&P 500 Index Fund and was paid a monthly investment sub-advisory fee by the investment adviser based upon the average daily net assets of the S&P 500 Index Fund.

8.	Investment Transactions

Purchases and Sales of Securities  The cost of purchases and the proceeds from sales of investments, other than short-term securities, for the fiscal year ended September 30, 2016, were as follows:

	U.S. Government Securities		Other Securities
Fund	Purchases	Sales	Purchases	Sales
U.S. Equity Fund	$—	$—	$256,180,825	$342,077,758
S&P 500 Index Fund	—	—	2,313,575	15,034,894
U.S. Large-Cap Core Equity Fund	—	—	30,595,481	45,517,218
Premier Growth Equity Fund	—	—	69,527,204	127,133,195
Small-Cap Equity Fund	—	—	378,107,555	467,716,504
International Equity Fund	—	—	413,726,339	494,835,536
Strategic Investment Fund	473,407,570	468,749,305	267,390,731	296,257,591
Income Fund	527,677,465	512,921,659	100,660,638	116,186,868

Affiliated Investments  The Funds may invest in affiliated funds, or entities deemed to be affiliates as a result of the Funds owning more than five percent of the entity’s voting securities or outstanding shares. Amounts relating to these transactions during the fiscal year ended September 30, 2016 are disclosed in the Schedules of Investments.

9.	Income Taxes

The Funds are subject to ASC 740, Income Taxes (“ASC 740”). ASC 740 provides guidance for financial accounting and reporting for the effects of income taxes that result from an entity’s activities during the year. ASC 740 also provides guidance regarding how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. ASC 740 requires evaluation of tax positions taken or expected to be taken in the course of preparing each Fund’s tax returns to determine whether the tax positions are “more likely than not” of being sustained by the applicable tax authority. There are no adjustments to any Fund’s net assets required under ASC 740. Each Fund’s 2012, 2013, 2014 and 2015 fiscal year tax returns are still open to examination by the Federal and applicable state tax authorities.

132	Notes to Financial Statements

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Notes to Financial Statements, continued — September 30, 2016

At September 30, 2016, information on the tax cost of investments and distributable earnings on a tax basis was as follows:

Fund	Cost of Investments for Tax Purposes	Gross Tax		Net Tax Appreciation/ (Depreciation)		Undistributed Income	Undistributed Accumulated Capital Gain/(Loss)	Late-Year Losses
		Appreciation	Depreciation	Investments	Derivatives/ Currency

U.S. Equity Fund	$505,597,080	$89,627,776	$(8,708,649)	$80,919,127	$(904)	$6,822,971	$25,711,381	$—
S&P 500 Index Fund	13,717,144	2,899,329	(456,634)	2,442,695	4,441	232,106	(8,735,610)	—
U.S. Large-Cap Core Equity Fund	47,754,332	6,825,784	(1,074,939)	5,750,845	854	715,789	931,775	—
Premier Growth Equity Fund	269,408,513	70,898,987	(4,209,784)	66,689,203	22,586	1,728,714	26,800,868	(569,152)
Small-Cap Equity Fund	1,050,233,517	281,622,873	(49,097,112)	232,525,761	128,327	1,346,261	37,571,138	—
International Equity Fund	1,225,878,471	126,120,915	(95,970,103)	30,150,812	(44,576)	21,620,563	(220,665,993)	—
Strategic Investment Fund	732,352,618	62,788,142	(17,029,254)	45,758,888	(378,330)	13,255,737	5,889,673	—
Income Fund	316,834,660	8,178,952	(1,490,915)	6,688,037	(561,256)	607,723	—	—

As of September 30, 2016, the following Funds have capital loss carryovers as indicated below. The capital loss carryover is available to offset future realized capital gains to the extent provided in the Internal Revenue Code and regulations thereunder. To the extent that these carryover losses are used to offset future capital gains, it is probable that the gains offset will not be distributed to shareholders.

Fund	Short Term	Long Term	Expires

S&P 500 Index Fund	$7,532,863	$—	9/30/2018
	1,202,747	—	9/30/2019

International Equity Fund	$34,429,113	—	9/30/2018
	140,255,693	—	9/30/2019
	8,854,818	37,126,369	Unlimited

These amounts will be available to offset future taxable capital gains. Under the Regulated Investment Company Modernization Act of 2010, a Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

Fund capital loss carryovers were utilized as follows:

Fund	Amount

S&P 500 Index Fund	$5,223,240

Any qualified late-year loss is deemed to arise on the first day of a Fund’s next tax year (if the Fund elects to defer such loss). Under this regime, generally, a Fund can elect to defer any post-October capital loss and/or any late-year ordinary loss as defined by the Internal Revenue Code.

The following Funds elected to defer qualified late-year losses for the fiscal year ended September 30, 2016 as follows:

Fund	Capital	Ordinary

Premier Growth Equity Fund	$(569,152)	—

Distributions to Shareholders  The Income Fund declares net investment income dividends daily and pays them monthly. All other Funds declare and pay dividends from net investment income, if any, annually. All Funds declare and pay distributions annually from net realized capital gains in excess of capital loss carryforwards, if any. The character of income and gains to be distributed is determined in accordance with income tax regulations which may differ from GAAP. These differences include (but are not limited to) gains and losses on foreign currency, foreign taxes payable, investments in futures, investments in swap contracts, investments in passive foreign investment companies, losses deferred to offsetting positions, losses deferred due to wash sale transactions, investments in underlying securities and redemptions in kind.

Notes to Financial Statements	133

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Notes to Financial Statements, continued — September 30, 2016

The tax character of distributions paid during the fiscal years ended September 30, 2016 and September 30, 2015 were as follows:

	September 30, 2016		September 30, 2015
Fund	Ordinary Income	Long Term Capital Gains	Ordinary Income	Long Term Capital Gains
U.S. Equity Fund	$9,778,155	$101,236,202	$14,371,167	$88,684,050
S&P 500 Index Fund	554,212	—	660,014	—
U.S. Large-Cap Core Equity Fund	1,330,366	11,831,993	2,468,416	14,065,417
Premier Growth Equity Fund	3,953,664	28,956,870	4,234,095	35,777,908
Small-Cap Equity Fund	2,264,662	135,524,827	11,492,443	122,138,911
International Equity Fund	20,715,844	—	42,275,022	—
Strategic Investment Fund	14,267,379	35,892,452	22,748,238	58,732,061
Income Fund	10,829,241	—	8,246,345	—

Reclassifications are made to a Fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. These reclassifications have no impact on net investment income, realized gains or losses, or the NAV of any of the Funds. The calculation of net investment income per share in the Financial Highlights table excludes these adjustments.

The reclassifications for the fiscal year ended September 30, 2016 were as follows:

Fund	Undistributed Net Investment Income	Accumulated Net Realized Gain (Loss)	Unrealized Loss	Paid In Capital

U.S. Equity Fund	$(317,728)	$317,728	$—	$—
S&P 500 Index Fund	(13,019)	13,019	—	—
U.S. Large-Cap Core Equity Fund	(12,046)	12,046	—	—
Premier Growth Equity Fund	(322,767)	322,767	—	—
Small-Cap Equity Fund	(225,342)	225,342	—	—
International Equity Fund	924,458	(924,458)	—	—
Strategic Investment Fund	(456,831)	456,831	—	—
Income Fund	(365,115)	365,115	—	—

10.	Change in Audit Firm

KPMG LLP (“KPMG”) served as the independent registered certified public accounting firm of the Trust through its resignation as of June 30, 2016. On September 9, 2016, upon recommendation by the Audit Committee of the Trust, the Trust’s Board selected Ernst & Young LLP (“EY”) to replace KPMG as the independent public accountant for the fiscal year ended September 30, 2016.

The reports of KPMG on the financial statements for the fiscal years ended September 30, 2014 and September 30, 2015 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the Trust’s fiscal years ended September 30, 2014 and September 30, 2015 and through the period ended June 30, 2016, there were no disagreements with KPMG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of KPMG would have caused them to make reference thereto in their reports on the financial statements for such years or periods.

During the Trust’s fiscal years ended September 30, 2014 and September 30, 2015 and through the period ended June 30, 2016, there were no reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K). The Funds requested and KPMG furnished a letter addressed to the Securities and Exchange Commission stating whether or not it agreed with the above statements. A copy of such letter was filed as Exhibit 77 to Form N-SAR for the period ended September 30, 2016.

During the Trust’s fiscal years ended September 30, 2014 and September 30, 2015 and through September 9, 2016, neither the Trust nor anyone on its behalf has consulted EY on items which: (i) concerned the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Trust’s financial

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statements or (ii) concerned the subject of a disagreement (as defined in paragraph (a)(1)(iv) of Item 304 of Regulations S-K) or reportable events (as described in paragraph (a)(1)(v) of said Item 304).

11.	Subsequent Event

At a Board meeting held on June 9, 2016, the Board approved the rebranding of the Trust and each of its series portfolios in connection with the appointment of SSGA FM as investment adviser to the Funds. Effective on or about November 30, 2016, the Trust will be rebranded the “State Street Institutional Funds” and each individual Fund will change its respective name as follows:

Old Name	New Name
GE Institutional Income Fund	State Street Institutional Income Fund
GE Institutional International Equity Fund	State Street Institutional International Equity Fund
GE Institutional U.S. Large-Cap Core Equity Fund	State Street Institutional U.S. Large-Cap Core Equity Fund
GE Institutional Premier Growth Equity Fund	State Street Institutional Premier Growth Equity Fund
GE Institutional S&P 500 Index Fund	State Street Institutional S&P 500 Index Fund
GE Institutional Small-Cap Equity Fund	State Street Institutional Small-Cap Equity Fund
GE Institutional Strategic Investment Fund	State Street Institutional Strategic Investment Fund
GE Institutional U.S. Equity Fund	State Street Institutional U.S. Equity Fund

Notes to Financial Statements	135

GE Institutional Funds

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of GE Institutional Funds:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of GE Institutional Funds (comprising, respectively, U.S. Equity Fund, S&P 500 Index Fund, U.S. Large-Cap Core Equity Fund, Premier Growth Equity Fund, Small-Cap Equity Fund, International Equity Fund, Strategic Investment Fund and Income Fund) (collectively, the “Funds”) as of September 30, 2016, and the related statements of operations, statements of changes in net assets, and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The statements of changes in net assets for the year ended September 30, 2015 and the financial highlights for periods ended prior to October 1, 2015 were audited by another independent registered public accounting firm whose report, dated November 20, 2015, expressed an unqualified opinion on those statements of changes in net assets and those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2016, by correspondence with the custodian, brokers and others or by other appropriate auditing procedures where replies from brokers and others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the aforementioned funds comprising GE Institutional Funds at September 30, 2016, and the results of their operations, the changes in their net assets, and the financial highlights for the year then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

November 21, 2016

136	Report of Independent Registered Public Accounting Firm

GE Institutional Funds

Tax Information — September 30, 2016 (Unaudited)

The following Fund intends to make an election under Internal Revenue Code Section 853. The election will allow shareholders to treat their attributable share of foreign taxes paid by the Fund to be paid by them directly. For the fiscal year ended September 30, 2016, the total amount of income received by the Fund from sources within foreign countries and possessions of the United States and the total amount of taxes paid by the Fund follows:

Fund	Total Foreign Source Income	Total Foreign Taxes Paid

International Equity Fund	$34,203,537	$3,249,011

For the fiscal year ended September 30, 2016, certain dividends paid by the Funds may be subject to a maximum income tax rate of 15% as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The following represent the amounts that may be considered qualified dividend income:

Fund	QDI

U.S. Equity Fund	$11,523,917
S&P 500 Index Fund	400,284
U.S. Large-Cap Core Equity Fund	1,198,582
Premier Growth Equity Fund	4,145,198
Small-Cap Equity Fund	12,545,165
International Equity Fund	33,021,221
Strategic Investment Fund	8,869,323
Income Fund	19,077

For corporate shareholders the following represent the percentages of respective fund distributions that may be eligible for the dividends received deduction:

Fund	DRD

U.S. Equity Fund	100.00%
S&P 500 Index Fund	98.11%
U.S. Large-Cap Core Equity Fund	100.00%
Premier Growth Equity Fund	100.00%
Small-Cap Equity Fund	100.00%
Strategic Investment Fund	28.33%
Income Fund	0.21%

For the year ended September 30, 2016, the following Funds hereby designate as capital gain dividends the amounts set forth, or the amount ultimately treated as capital gain net income:

Fund	Gross Amount

U.S. Equity Fund	$101,236,202
U.S. Large-Cap Core Equity Fund	11,831,993
Premier Growth Equity Fund	28,956,870
Small-Cap Equity Fund	135,524,827
Strategic Investment Fund	35,892,452

The amounts presented herein may differ from amounts presented elsewhere in the financial statements due to differences between tax and financial accounting principles. Please consult a tax advisor if you have any questions about Federal or State income tax laws or on how to prepare your tax returns. If you have specific questions about your Fund account, please consult your investment representative.

Tax Information	137

GE Institutional Funds

Advisory and Administration Agreement Approval (Unaudited)

Disclosure for the Board of Trustees’ Consideration of the Approval of the New Investment Advisory and Administration Agreements with SSGA Funds Management, Inc.

At a meeting of the Board of Trustees held on April 19-20, 2016 (the “Board Meeting”), the Trustees, including a majority of the Independent Trustees, who were present at the Board Meeting considered and unanimously approved an investment advisory and administration agreement (the “New Investment Advisory and Administration Agreement”) with SSGA Funds Management, Inc. (“SSGA FM” or the “Adviser”) on behalf of each Fund. In considering whether to approve the New Investment Advisory and Administration Agreement, the Trustees considered and discussed a substantial amount of information and analysis provided, at the Board’s request, by the Adviser and GE Asset Management Incorporated (“GEAM”).

Before approving the New Investment Advisory and Administration Agreement on behalf of each Fund, the Board reviewed the information provided with management of the Adviser and GEAM. The Board also reviewed a memorandum prepared by independent legal counsel discussing the legal standards for the consideration of the proposed New Investment Advisory and Administration Agreement, as well as other memoranda and information relevant to the legal standards and related considerations for a transaction such as the one between the Adviser and GEAM. The Independent Trustees discussed the New Investment Advisory and Administration Agreement in detail during private sessions in advance of, and at, the Board Meeting with their independent legal counsel at which no representatives of the Adviser or GEAM were present. The Independent Trustees and their independent legal counsel requested, and received and considered, additional information from the Adviser and GEAM prior to the Board Meeting.

Prior to and at the Board Meeting, representatives of GEAM and the Adviser explained and discussed with the Board the specific terms of the asset purchase agreement entered into on March 29, 2016 by General Electric Company (“GE”) with State Street Corporation (“SSC”) for the sale of the asset management and advisory services business conducted by GEAM, a wholly owned subsidiary of GE and the Funds’ investment adviser, and certain of its subsidiaries (the “Transaction”) and responded to questions raised by the Board. The Trustees posed questions to these representatives and engaged in significant discussions. In addition, in response to their detailed requests, the Board received from the Adviser written responses to its inquiries, which included substantial exhibits and other materials related to the Adviser’s business and the services it proposes to provide to each Fund. The Trustees took into account their multi-year experience as Trustees and particularly their consideration of the current investment advisory and administration agreements under which GEAM provides investment advisory services to the Funds (the “Existing GEAM Agreements”) in recent years.

The Board also received materials relating to the organizational structure and business of the Adviser, including materials describing changes expected as a result of the Transaction. Various information relating to the terms of the Transaction, including the goals, interests and timetable of the Adviser, was discussed as well. The Adviser also advised that no change in investment processes is anticipated as a result of the Transaction as all of the personnel of GEAM responsible for the daily management and operations of the Funds, including current officers of the Funds, were expected to become employees of SSGA FM or its affiliates and continue to serve in the same capacities upon the closing of the Transaction.

In approving the New Investment Advisory and Administration Agreement with the Adviser, the Trustees considered those factors it deemed relevant, including the factors discussed below. In its deliberations, the Board did not identify any single factor that was dispositive and each Trustee may have attributed different weights to the various factors. The Trustees evaluated the information provided to them by GEAM and the Adviser, as well as the presentations and discussions that occurred at the Board Meeting, for each Fund on a Fund-by-Fund basis, and their determinations were made separately in respect of each Fund.

The material factors and conclusions that formed the basis for the Board’s determinations to approve the New Investment Advisory and Administration Agreement with the Adviser on behalf of each Fund are as discussed below.

The Nature, Extent and Quality of Services Expected to be Provided.

The Trustees reviewed the services expected to be provided to the Funds by the Adviser. The Board considered the Adviser’s favorable attributes, including its substantial experience managing mutual funds, investment philosophy and discipline, experienced investment and trading personnel, systems and other resources, and favorable history and reputation. The Board also reviewed the extensive information provided by the Adviser related to its business, legal and regulatory affairs. This review considered the resources available to the Adviser to provide the services specified under the New Investment Advisory and

138	Advisory and Administration Agreement Approval

GE Institutional Funds

Advisory and Administration Agreement Approval (Unaudited), continued

Administration Agreement, including the supervision of the existing sub-advisers to the Small-Cap Equity Fund. Additionally, the Board considered that it is anticipated that substantially all of the portfolio managers currently managing the Funds will be joining the Adviser as part of the Transaction.

In light of the foregoing, the Board, including the Independent Trustees, concluded that the services expected to be provided by the Adviser would be satisfactory, particularly given that the same individuals who currently provide portfolio management services to the Funds as employees of GEAM are expected to continue providing such services as employees of the Adviser, benefiting the Funds by providing continuity of service following the Transaction.

Investment Performance of GEAM and the Adviser.

The Trustees considered the investment performance of GEAM and the Adviser for various periods focusing on GEAM’s and the Adviser’s investment performance with respect to registered investment companies and other accounts that have investment objectives and strategies similar to that of the Funds. The Board also engaged in detailed discussions with GEAM and the Adviser about their investment processes, focusing on the number and experience of portfolio management and supporting research personnel and GEAM’s and the Adviser’s investment style and approach employed. The Board noted that the Funds’ historical performance under the Existing GEAM Agreements was relevant as the personnel providing portfolio management services would continue to provide those services under the New Investment Advisory and Administration Agreement.

Taking these factors into consideration, the Board, including the Independent Trustees, concluded that each Fund’s performance was acceptable.

Cost of the Services to be Provided And Profits to be Realized From The Relationship with the Funds.

The Trustees considered the proposed Management Fees that would be paid to the Adviser by the Funds, as well as the fees proposed to be paid to each of the sub-advisers by the Adviser, which will reduce the net Management Fees retained by the Adviser. Representatives of the Adviser stated that the Adviser was not able to estimate profitability in a meaningful way but expected to discuss any changes in the level of profitability with the Board during the contract renewal process. The Trustees considered the renewal requirements for advisory agreements and their ability to review the Management Fees annually after the initial term of the New Investment Advisory and Administration Agreement.

Information also was presented regarding the financial condition of the Adviser for various past periods. The Trustees also considered the Adviser’s statements concerning its significant investment in supporting registered investment companies.

The Extent to Which Economies of Scale Would Be Realized as the Funds Grow and Whether Fee Levels Would Reflect Such Economies of Scale.

The Trustees considered the extent to which economies of scale would be realized as the Funds grow, and whether the proposed fee levels reflect these economies of scale for the benefit of Fund investors. The Trustees noted that the Adviser expects its distribution plans and capabilities to provide an opportunity for the Funds to experience additional growth. The Board considered that there might be some opportunities for reductions in certain fixed operating expenses that might be enjoyed by the Funds depending on the extent to which their assets increase and determined that, to the extent in the future it were determined that material economies of scale had not been shared with the Funds, the Board would seek to have those economies of scale shared with the Funds.

Comparison of Services to be Rendered and Fees to be Paid.

The Board discussed the services expected to be provided to the Funds by the Adviser, and the proposed Management Fees to be charged to the Funds for those services. The Trustees reviewed information regarding the fee and expense ratio for each Fund and comparative information with respect to similar products. They discussed that most of the Funds’ fees and expenses generally should remain within applicable peer group ranges and, therefore, the Funds generally would be charged a competitive rate in comparison to their peers. The Trustees also considered Funds’ comparatively lower historical fee structure overall relative to advisers of other comparable industry peer group funds and noted that the Funds have generally benefitted from not having a high management fee rate for most of the Funds since their inception, and that the Management Fee is not proposed to change.

In light of the foregoing, the Board, including the Independent Trustees, determined that the proposed Management Fees, considered in relation to the services to be provided to the Funds, supported the Board’s approval of the New Investment Advisory and Administration Agreement.

Advisory and Administration Agreement Approval	139

GE Institutional Funds

Advisory and Administration Agreement Approval (Unaudited), continued

Fall-Out Benefits.

The Board considered actual and potential financial benefits that the Adviser could derive from its relationship with the Funds, including the custody, fund accounting and sub-administration services being provided to the Funds by affiliates of the Adviser. The Board noted, however, that the affiliates of the Adviser had already been providing such services to the Funds pursuant to various services agreements that had been negotiated at arm’s-length prior to the Transaction, and that the Adviser would not derive any additional benefits from such services following the close of the Transaction.

Conclusion.

No single factor was determinative to the Board’s decision. Based on their discussion and such other matters as were deemed relevant, the Trustees, including the Independent Trustees, concluded that the approval of the New Investment Advisory and Administration Agreement with the Adviser was in the best interests of the Funds.

140	Advisory and Administration Agreement Approval

GE Institutional Funds

Sub-Advisory Agreement Approval (Unaudited), continued

Disclosure for the Board of Trustees’ Consideration of the Approval of New Sub-Advisory Agreements with each of Palisade Capital Management, LLC, Champlain Investment Partners, LLC, GlobeFlex Capital, L.P., Kennedy Capital Management, Inc. and SouthernSun Asset Management, LLC

At the Board Meeting, the Trustees, including a majority of the Independent Trustees, who were present at the Board Meeting considered and unanimously approved the new sub-advisory agreements (each, a “New Sub-Advisory Agreement”) between SSGA FM and each of Palisade Capital Management, LLC, Champlain Investment Partners, LLC, GlobeFlex Capital, L.P., Kennedy Capital Management, Inc. and SouthernSun Asset Management, LLC (collectively, the “Small-Cap Equity Fund Sub-Advisers”). The Trustees noted that they had previously considered and approved the current sub-advisory agreements between GEAM and each Small-Cap Equity Fund Sub-Adviser (each, an “Existing Sub-Advisory Agreement”) at meetings held on December 16 and 18, 2015. For that reason, the Trustees focused on information with respect to those Small-Cap Equity Fund Sub-Advisers that had changed since that prior approval, but otherwise relied in part on their prior determinations, consideration and analysis.

In advance of the Board Meeting, the Board received materials from GEAM, the Adviser and each of the Small-Cap Equity Fund Sub-Advisers, and had the opportunity to ask questions and request additional information in connection with its consideration. The materials detailed, among other things, information about each of the Small-Cap Equity Fund Sub-Advisers and its professional staff, the Small-Cap Equity Fund Sub-Advisers’ experience, expertise and historical performance in managing similar funds and in servicing institutional clients.

In approving the New Sub-Advisory Agreements with each of the Small-Cap Equity Fund Sub-Advisers, the Trustees considered those factors they deemed relevant, including the nature, quality and extent of services expected to be provided by Small-Cap Equity Fund Sub-Advisers. In its deliberations, the Board did not identify any single factor that was dispositive and each Trustee may have attributed different weights to the various factors. The Trustees evaluated this information and all other information made available to them by GEAM, the Adviser and the Small-Cap Equity Fund Sub-Advisers, as well as the presentations and discussions that occurred at the Board Meeting.

The material factors and conclusions that formed the basis for the Board’s determinations to approve the Small-Cap Equity Fund’s New Sub-Advisory Agreements with the Small-Cap Equity Fund Sub-Advisers are as discussed below.

The Nature, Extent and Quality of Services Expected to be Provided.

The Trustees reviewed the services expected to be provided to the Small-Cap Equity Fund by the Small-Cap Equity Fund Sub-Advisers under the New Sub-Advisory Agreements. The Board noted that as a result of the Transaction, there was not expected to be any material changes in the nature, extent or quality of the sub-advisory services currently provided by the Small-Cap Equity Fund Sub-Advisers, or in the portfolio management of the Small-Cap Equity Fund. The Board focused on its experiences with each Small-Cap Equity Fund Sub-Adviser in connection with its prior and current service as sub-adviser to the Small-Cap Equity Fund. The Board considered each Small-Cap Equity Fund Sub-Adviser’s attributes relating to its investment philosophy oriented toward long-term performance, its process for selecting investments, and its experienced professionals, including research analysts and portfolio managers with experience involving small-cap equity securities, access to significant technological resources and a favorable history and reputation. The Board also considered the review process undertaken by the Adviser and the Adviser’s favorable assessment of the nature and quality of the investment sub-advisory services provided and expected to be provided to the Small-Cap Equity Fund by the Small-Cap Equity Fund Sub-Advisers after consummation of the Transaction.

In light of the foregoing, the Board, including the Independent Trustees, concluded that the breadth and quality of services provided by each of the Small-Cap Equity Fund Sub-Advisers was expected to continue to be satisfactory.

Investment Performance of the Small-Cap Equity Fund Sub-Advisers.

The Trustees considered the investment performance of the Small-Cap Equity Fund for various periods. The Trustees reviewed detailed information provided by the Small-Cap Equity Fund Sub-Advisers comparing their performance to that of relevant securities indices and peer groupings over these periods, at the Meeting as well as the annual contract renewal meetings held on December 16 and 18, 2015. On this basis, the Board, including the Independent Trustees, concluded that each Small-Cap Equity Fund Sub-Adviser’s historical performance record in managing its allocated portion of the Small-Cap Equity Fund’s investment portfolio, when viewed together with the other factors considered by the Board, supported a decision to approve New Sub-Advisory Agreements.

Sub-Advisory Agreement Approval	141

GE Institutional Funds

Sub-Advisory Agreement Approval (Unaudited), continued

Cost of the Services to be Provided to the Small-Cap Equity Fund.

The Board considered the proposed fees payable under the New Sub-Advisory Agreements, noting that the fees would be paid by the Adviser, and not the Small-Cap Equity Fund. The Board considered that the proposed fee rates to be paid to the Small-Cap Equity Fund Sub-Advisers by the Adviser under the New Sub-Advisory Agreements were the same as the fee rates paid under the Existing Sub-Advisory Agreements with the Small-Cap Equity Fund Sub-Advisers and have been negotiated at arm’s-length. The Board concluded that the fees payable to each of the Small-Cap Equity Fund Sub-Advisers by the Adviser under the New Sub-Advisory Agreements, with respect to the assets to be allocated to each Small-Cap Equity Fund Sub-Adviser, were reasonable and appropriate.

In addition, the Board recognized that, because the fee rates payable to the Small-Cap Equity Fund Sub-Advisers were the same as the fee rates paid under the Existing Sub-Advisory Agreements and would be paid by the Adviser, an analysis of profitability was more appropriate in the context of the Board’s consideration of the Small-Cap Equity Fund’s New Investment Advisory and Administration Agreement with the Adviser. Accordingly, considerations of profitability with respect to approval of the New Sub-Advisory Agreements with the Small-Cap Equity Fund Sub-Advisers were not relevant to the Board’s determination to approve such agreements.

The Extent to Which Economies of Scale Would be Realized as the Fund Grows and Whether Fee Levels Would Reflect Such Economies of Scale.

The Trustees considered the extent to which economies of scale would be realized as the Small-Cap Equity Fund grows, and whether fee levels reflect these economies of scale for the benefit of Small-Cap Equity Fund investors. The Board recognized that this consideration is less relevant with respect to the proposed sub-advisory fees, because the Adviser will pay Small-Cap Equity Fund Sub-Advisers out of its advisory fees received from the Small-Cap Equity Fund, and noted that the Board considered economies of scale for the Small-Cap Equity Fund in connection with the Small-Cap Equity Fund’s New Investment Advisory and Administration Agreement with the Adviser. The Board also recognized the benefits to the Small-Cap Equity Fund of being able to leverage a favorable cost structure achieved with respect to the Small-Cap Equity Fund’s other operating expenses as a result of the Adviser’s large overall base of assets under management.

Comparison of Services to be Rendered and Fees to be Paid.

The Board reviewed and discussed the services expected to be provided to the Small-Cap Equity Fund by each of the Small-Cap Equity Fund Sub-Advisers, and the proposed fee rates to be charged to the Adviser for those services. The Trustees noted that they had reviewed the comparative fee information provided by each of the Small-Cap Equity Fund Sub-Advisers at the December 16 and 18, 2015 board meetings with respect to comparable mutual fund or other client accounts managed by each of the Small-Cap Equity Fund Sub-Advisers.

The Board, including the Independent Trustees, concluded that, based on this information, the proposed sub-advisory fees were reasonable in relation to the services expected to be provided to the Small-Cap Equity Fund.

Fall-Out Benefits.

The Board considered that there may be financial benefits that Small-Cap Equity Fund Sub-Advisers may derive from their relationships with the Adviser and the Small-Cap Equity Fund, including soft dollar commission benefits generated through the Small-Cap Equity Fund portfolio transactions. The Board noted, however, that the Small-Cap Equity Fund should benefit from the resources expected to be made available through the Small-Cap Equity Fund Sub-Advisers and that the Fund represents only a small portion of the assets managed by the Small-Cap Equity Fund Sub-Advisers.

The Board did not view this consideration as having a material effect on its overall view of the reasonableness of the proposed fees under the New Sub-Advisory Agreements.

Conclusion.

No single factor was determinative to the Board’s decision. Based on the Trustees’ discussion and such other matters as were deemed relevant, the Board, including the Independent Trustees, concluded that the New Sub-Advisory Agreements were in the best interest of the Small-Cap Equity Fund.

142	Sub-Advisory Agreement Approval

GE Institutional Funds

Special Meeting of Shareholders — Voting Results (Unaudited)

On June 22, 2016, the GE Institutional Funds (the “Trust”) held a special meeting of shareholders of the U.S. Equity Fund, U.S. Large-Cap Core Equity Fund, Premier Growth Equity Fund, Small-Cap Equity Fund, S&P 500 Index Fund, International Equity Fund, Income Fund and Strategic Investment Fund (each, a “Fund” and collectively, the “Funds”). Shareholders of record on April 22, 2016 were entitled to vote on the proposals. For each proposal, except Proposal 2, shareholders voted on a fund-by-fund basis. For Proposal 2, shareholders of all Funds voted together and not by Fund or share class. At the meeting, all proposals were approved by the respective shareholders of each Fund, and the following votes were recorded:

Proposal 1:

Approval of a new investment advisory and administration agreement with SSGA Funds Management, Inc. (“SSGA FM”), pursuant to which SSGA FM will replace GE Asset Management Incorporated (“GEAM”) as investment adviser and administrator to the Funds upon consummation of the sale of the asset management and advisory services business conducted by GEAM and certain of its subsidiaries (the “Transaction”).

U.S. Equity Fund
	No. of Shares	% of Outstanding Shares	% of Shares Present
Affirmative	30,443,986.000	63.793%	99.969%
Against	0.000	0.000%	0.000%
Abstain	0.000	0.000%	0.000%
Broker Non-Vote	9,572.000	0.020%	0.031%
Total	30,453,558.000	63.813%	100.000%

U.S. Large-Cap Core Equity Fund
	No. of Shares	% of Outstanding Shares	% of Shares Present
Affirmative	4,187,429.776	53.087%	88.404%
Against	203.000	0.002%	0.005%
Abstain	0.000	0.000%	0.000%
Broker Non-Vote	549,041.000	6.961%	11.591%
Total	4,736,673.776	60.050%	100.000%

Premier Growth Equity Fund
	No. of Shares	% of Outstanding Shares	% of Shares Present
Affirmative	19,047,614.204	76.501%	87.945%
Against	2,329,127.026	9.354%	10.754%
Abstain	19,839.987	0.080%	0.091%
Broker Non-Vote	261,961.000	1.052%	1.210%
Total	21,658,542.217	86.987%	100.000%

Small-Cap Equity Fund
	No. of Shares	% of Outstanding Shares	% of Shares Present
Affirmative	70,394,249.319	95.376%	99.926%
Against	0.000	0.000%	0.000%
Abstain	0.000	0.000%	0.000%
Broker Non-Vote	51,971.000	0.070%	0.074%
Total	70,446,220.319	95.446%	100.000%

S&P 500 Index Fund
	No. of Shares	% of Outstanding Shares	% of Shares Present
Affirmative	553,626.000	62.757%	69.309%
Against	0.000	0.000%	0.000%
Abstain	1.000	0.000%	0.001%
Broker Non-Vote	245,147.000	27.789%	30.690%
Total	798,774.000	90.546%	100.000%

Special Meeting of Shareholders — Voting Results	143

GE Institutional Funds

Special Meeting of Shareholders — Voting Results (Unaudited), continued

International Equity Fund
	No. of Shares	% of Outstanding Shares	% of Shares Present
Affirmative	110,562,472.383	99.074%	99.196%
Against	4,514.000	0.004%	0.004%
Abstain	5,842.000	0.005%	0.005%
Broker Non-Vote	885,738.000	0.794%	0.795%
Total	111,458,566.383	99.877%	100.000%

Income Fund
	No. of Shares	% of Outstanding Shares	% of Shares Present
Affirmative	30,427,563.000	97.800%	99.709%
Against	0.000	0.000%	0.000%
Abstain	0.000	0.000%	0.000%
Broker Non-Vote	88,951.000	0.286%	0.291%
Total	30,516,514.000	98.086%	100.000%

Strategic Investment Fund
	No. of Shares	% of Outstanding Shares	% of Shares Present
Affirmative	64,383,806.000	98.926%	99.996%
Against	0.000	0.000%	0.000%
Abstain	0.000	0.000%	0.000%
Broker Non-Vote	2,667.000	0.004%	0.004%
Total	64,386,473.000	98.930%	100.000%

Proposal 2:

Approval of the election of John R. Costantino, Jeanne M. La Porta, R. Sheldon Johnson and Donna M. Rapaccioli to the Board of Trustees of the Trust (the “Board”).

Trust votes:

	No. of Shares	% of Outstanding Shares	% of Shares Present
		Mr. John R. Costantino
Affirmative	334,384,210.807	92.119%	99.979%
Withhold	71,110.888	0.020%	0.021%
Total	334,455,321.695	92.139%	100.000%
		Ms. Jeanne M. La Porta
Affirmative	334,385,664.807	92.120%	99.979%
Withhold	69,656.888	0.019%	0.021%
Total	334,455,321.695	92.139%	100.000%
		Mr. R. Sheldon Johnson
Affirmative	334,384,210.807	92.119%	99.979%
Withhold	71,110.888	0.020%	0.021%
Total	334,455,321.695	92.139%	100.000%
		Ms. Donna M. Rapaccioli
Affirmative	334,385,664.807	92.120%	99.979%
Withhold	69,656.888	0.019%	0.021%
Total	334,455,321.695	92.139%	100.000%

144	Special Meeting of Shareholders — Voting Results

GE Institutional Funds

Special Meeting of Shareholders — Voting Results (Unaudited), continued

Fund votes:

U.S. Equity Fund
	No. of Shares	% of Outstanding Shares	% of Shares Present
		Mr. John R. Costantino
Affirmative	30,453,558.000	63.813%	100.000%
Withhold	0.000	0.000%	0.000%
Total	30,453,558.000	63.813%	100.000%
		Ms. Jeanne M. La Porta
Affirmative	30,453,558.000	63.813%	100.000%
Withhold	0.000	0.000%	0.000%
Total	30,453,558.000	63.813%	100.000%
		Mr. R. Sheldon Johnson
Affirmative	30,453,558.000	63.813%	100.000%
Withhold	0.000	0.000%	0.000%
Total	30,453,558.000	63.813%	100.000%
		Ms. Donna M. Rapaccioli
Affirmative	30,453,558.000	63.813%	100.000%
Withhold	0.000	0.000%	0.000%
Total	30,453,558.000	63.813%	100.000%

U.S. Large-Cap Core Equity Fund
	No. of Shares	% of Outstanding Shares	% of Shares Present
		Mr. John R. Costantino
Affirmative	4,736,673.776	60.050%	100.000%
Withhold	0.000	0.000%	0.000%
Total	4,736,673.776	60.050%	100.000%
		Ms. Jeanne M. La Porta
Affirmative	4,736,673.776	60.050%	100.000%
Withhold	0.000	0.000%	0.000%
Total	4,736,673.776	60.050%	100.000%
		Mr. R. Sheldon Johnson
Affirmative	4,736,673.776	60.050%	100.000%
Withhold	0.000	0.000%	0.000%
Total	4,736,673.776	60.050%	100.000%
		Ms. Donna M. Rapaccioli
Affirmative	4,736,673.776	60.050%	100.000%
Withhold	0.000	0.000%	0.000%
Total	4,736,673.776	60.050%	100.000%

Premier Growth Equity Fund
	No. of Shares	% of Outstanding Shares	% of Shares Present
		Mr. John R. Costantino
Affirmative	21,612,044.329	86.800%	99.785%
Withhold	46,497.888	0.187%	0.215%
Total	21,658,542.217	86.987%	100.000%

Special Meeting of Shareholders — Voting Results	145

GE Institutional Funds

Special Meeting of Shareholders — Voting Results (Unaudited), continued

	No. of Shares	% of Outstanding Shares	% of Shares Present
		Ms. Jeanne M. La Porta
Affirmative	21,612,044.329	86.800%	99.785%
Withhold	46,497.888	0.187%	0.215%
Total	21,658,542.217	86.987%	100.000%
		Mr. R. Sheldon Johnson
Affirmative	21,612,044.329	86.800%	99.785%
Withhold	46,497.888	0.187%	0.215%
Total	21,658,542.217	86.987%	100.000%
		Ms. Donna M. Rapaccioli
Affirmative	21,612,044.329	86.800%	99.785%
Withhold	46,497.888	0.187%	0.215%
Total	21,658,542.217	86.987%	100.000%

Small-Cap Equity Fund
	No. of Shares	% of Outstanding Shares	% of Shares Present
		Mr. John R. Costantino
Affirmative	70,446,220.319	95.446%	100.000%
Withhold	0.000	0.000%	0.000%
Total	70,446,220.319	95.446%	100.000%
		Ms. Jeanne M. La Porta
Affirmative	70,446,220.319	95.446%	100.000%
Withhold	0.000	0.000%	0.000%
Total	70,446,220.319	95.446%	100.000%
		Mr. R. Sheldon Johnson
Affirmative	70,446,220.319	95.446%	100.000%
Withhold	0.000	0.000%	0.000%
Total	70,446,220.319	95.446%	100.000%
		Ms. Donna M. Rapaccioli
Affirmative	70,446,220.319	95.446%	100.000%
Withhold	0.000	0.000%	0.000%
Total	70,446,220.319	95.446%	100.000%

S&P 500 Index Fund
	No. of Shares	% of Outstanding Shares	% of Shares Present
		Mr. John R. Costantino
Affirmative	798,774.000	90.546%	100.000%
Withhold	0.000	0.000%	0.000%
Total	798,774.000	90.546%	100.000%
		Ms. Jeanne M. La Porta
Affirmative	798,774.000	90.546%	100.000%
Withhold	0.000	0.000%	0.000%
Total	798,774.000	90.546%	100.000%
		Mr. R. Sheldon Johnson
Affirmative	798,774.000	90.546%	100.000%
Withhold	0.000	0.000%	0.000%
Total	798,774.000	90.546%	100.000%

146	Special Meeting of Shareholders — Voting Results

GE Institutional Funds

Special Meeting of Shareholders — Voting Results (Unaudited), continued

	No. of Shares	% of Outstanding Shares	% of Shares Present
		Ms. Donna M. Rapaccioli
Affirmative	798,774.000	90.546%	100.000%
Withhold	0.000	0.000%	0.000%
Total	798,774.000	90.546%	100.000%

International Equity Fund
	No. of Shares	% of Outstanding Shares	% of Shares Present
		Mr. John R. Costantino
Affirmative	111,433,953.383	99.855%	99.978%
Withhold	24,613.000	0.022%	0.022%
Total	111,458,566.383	99.877%	100.000%
		Ms. Jeanne M. La Porta
Affirmative	111,435,407.383	99.856%	99.979%
Withhold	23,159.000	0.021%	0.021%
Total	111,458,566.383	99.877%	100.000%
		Mr. R. Sheldon Johnson
Affirmative	111,433,953.383	99.855%	99.978%
Withhold	24,613.000	0.022%	0.022%
Total	111,458,566.383	99.877%	100.000%
		Ms. Donna M. Rapaccioli
Affirmative	111,435,407.383	99.856%	99.979%
Withhold	23,159.000	0.021%	0.021%
Total	111,458,566.383	99.877%	100.000%

Income Fund
	No. of Shares	% of Outstanding Shares	% of Shares Present
		Mr. John R. Costantino
Affirmative	30,516,514.000	98.086%	100.000%
Withhold	0.000	0.000%	0.000%
Total	30,516,514.000	98.086%	100.000%
		Ms. Jeanne M. La Porta
Affirmative	30,516,514.000	98.086%	100.000%
Withhold	0.000	0.000%	0.000%
Total	30,516,514.000	98.086%	100.000%
		Mr. R. Sheldon Johnson
Affirmative	30,516,514.000	98.086%	100.000%
Withhold	0.000	0.000%	0.000%
Total	30,516,514.000	98.086%	100.000%
		Ms. Donna M. Rapaccioli
Affirmative	30,516,514.000	98.086%	100.000%
Withhold	0.000	0.000%	0.000%
Total	30,516,514.000	98.086%	100.000%

Strategic Investment Fund
	No. of Shares	% of Outstanding Shares	% of Shares Present
		Mr. John R. Costantino
Affirmative	64,386,473.000	98.930%	100.000%
Withhold	0.000	0.000%	0.000%
Total	64,386,473.000	98.930%	100.000%

Special Meeting of Shareholders — Voting Results	147

GE Institutional Funds

Special Meeting of Shareholders — Voting Results (Unaudited), continued

	No. of Shares	% of Outstanding Shares	% of Shares Present
		Ms. Jeanne M. La Porta
Affirmative	64,386,473.000	98.930%	100.000%
Withhold	0.000	0.000%	0.000%
Total	64,386,473.000	98.930%	100.000%
		Mr. R. Sheldon Johnson
Affirmative	64,386,473.000	98.930%	100.000%
Withhold	0.000	0.000%	0.000%
Total	64,386,473.000	98.930%	100.000%
		Ms. Donna M. Rapaccioli
Affirmative	64,386,473.000	98.930%	100.000%
Withhold	0.000	0.000%	0.000%
Total	64,386,473.000	98.930%	100.000%

Proposal 3:

A. Approval of manager-of-managers authority for SSGA FM, whereby SSGA FM may, subject to approval of the Board, enter into and materially amend investment sub-advisory agreements with unaffiliated sub-advisers for a Fund without obtaining shareholder approval in each case.

U.S. Equity Fund
	No. of Shares	% of Outstanding Shares	% of Shares Present
Affirmative	30,443,986.000	63.793%	99.969%
Against	0.000	0.000%	0.000%
Abstain	0.000	0.000%	0.000%
Broker Non-Vote	9,572.000	0.020%	0.031%
Total	30,453,558.000	63.813%	100.000%

U.S. Large-Cap Core Equity Fund
	No. of Shares	% of Outstanding Shares	% of Shares Present
Affirmative	4,187,429.776	53.087%	88.404%
Against	203.000	0.002%	0.005%
Abstain	0.000	0.000%	0.000%
Broker Non-Vote	549,041.000	6.961%	11.591%
Total	4,736,673.776	60.050%	100.000%

Premier Growth Equity Fund
	No. of Shares	% of Outstanding Shares	% of Shares Present
Affirmative	18,058,732.204	72.529%	83.379%
Against	3,318,009.026	13.326%	15.320%
Abstain	19,839.987	0.080%	0.091%
Broker Non-Vote	261,961.000	1.052%	1.210%
Total	21,658,542.217	86.987%	100.000%

Small-Cap Equity Fund
	No. of Shares	% of Outstanding Shares	% of Shares Present
Affirmative	70,394,249.319	95.376%	99.926%
Against	0.000	0.000%	0.000%
Abstain	0.000	0.000%	0.000%
Broker Non-Vote	51,971.000	0.070%	0.074%
Total	70,446,220.319	95.446%	100.000%

148	Special Meeting of Shareholders — Voting Results

GE Institutional Funds

Special Meeting of Shareholders — Voting Results (Unaudited), continued

S&P 500 Index Fund
	No. of Shares	% of Outstanding Shares	% of Shares Present
Affirmative	553,626.000	62.757%	69.309%
Against	0.000	0.000%	0.000%
Abstain	1.000	0.000%	0.001%
Broker Non-Vote	245,147.000	27.789%	30.690%
Total	798,774.000	90.546%	100.000%

International Equity Fund
	No. of Shares	% of Outstanding Shares	% of Shares Present
Affirmative	110,561,535.383	99.073%	99.195%
Against	5,260.000	0.005%	0.005%
Abstain	6,033.000	0.005%	0.005%
Broker Non-Vote	885,738.000	0.794%	0.795%
Total	111,458,566.383	99.877%	100.000%

Income Fund
	No. of Shares	% of Outstanding Shares	% of Shares Present
Affirmative	30,427,563.000	97.800%	99.709%
Against	0.000	0.000%	0.000%
Abstain	0.000	0.000%	0.000%
Broker Non-Vote	88,951.000	0.286%	0.291%
Total	30,516,514.000	98.086%	100.000%

Strategic Investment Fund
	No. of Shares	% of Outstanding Shares	% of Shares Present
Affirmative	64,383,806.000	98.926%	99.996%
Against	0.000	0.000%	0.000%
Abstain	0.000	0.000%	0.000%
Broker Non-Vote	2,667.000	0.004%	0.004%
Total	64,386,473.000	98.930%	100.000%

(Small-Cap Equity Fund Only):

B. Approval of an investment sub-advisory agreement for the Small-Cap Equity Fund between SSGA FM and Palisade Capital Management, LLC. (“Palisade”), pursuant to which the sub-advisory arrangement with Palisade will continue subsequent to the termination of Palisade’s current sub-advisory agreement with respect to the Small-Cap Equity Fund as a result of the Transaction.

	No. of Shares	% of Outstanding Shares	% of Shares Present
Affirmative	70,394,249.319	95.376%	99.926%
Against	0.000	0.000%	0.000%
Abstain	0.000	0.000%	0.000%
Broker Non-Vote	51,971.000	0.070%	0.074%
Total	70,446,220.319	95.446%	100.000%

C. Approval of an investment sub-advisory agreement for the Small-Cap Equity Fund between SSGA FM and Champlain Investment Partners, LLC. (“Champlain”), pursuant to which the sub-advisory arrangement with Champlain will continue subsequent to the termination of Champlain’s current sub-advisory agreement with respect to the Small-Cap Equity Fund as a result of the Transaction.

Special Meeting of Shareholders — Voting Results	149

GE Institutional Funds

Special Meeting of Shareholders — Voting Results (Unaudited), continued

	No. of Shares	% of Outstanding Shares	% of Shares Present
Affirmative	70,394,249.319	95.376%	99.926%
Against	0.000	0.000%	0.000%
Abstain	0.000	0.000%	0.000%
Broker Non-Vote	51,971.000	0.070%	0.074%
Total	70,446,220.319	95.446%	100.000%

D. Approval of an investment sub-advisory agreement for the Small-Cap Equity Fund between SSGA FM and GlobeFlex Capital, L.P. (“GlobeFlex”), pursuant to which the sub-advisory arrangement with GlobeFlex will continue subsequent to the termination of GlobeFlex’s current sub-advisory agreement with respect to the Small-Cap Equity Fund as a result of the Transaction.

	No. of Shares	% of Outstanding Shares	% of Shares Present
Affirmative	70,394,249.319	95.376%	99.926%
Against	0.000	0.000%	0.000%
Abstain	0.000	0.000%	0.000%
Broker Non-Vote	51,971.000	0.070%	0.074%
Total	70,446,220.319	95.446%	100.000%

E. Approval of an investment sub-advisory agreement for the Small-Cap Equity Fund between SSGA FM and Kennedy Capital Management, Inc. (“Kennedy”), pursuant to which the sub-advisory arrangement with Kennedy will continue subsequent to the termination of Kennedy’s current sub-advisory agreement with respect to the Small-Cap Equity Fund as a result of the Transaction.

	No. of Shares	% of Outstanding Shares	% of Shares Present
Affirmative	70,394,249.319	95.376%	99.926%
Against	0.000	0.000%	0.000%
Abstain	0.000	0.000%	0.000%
Broker Non-Vote	51,971.000	0.070%	0.074%
Total	70,446,220.319	95.446%	100.000%

F. Approval of an investment sub-advisory agreement for the Small-Cap Equity Fund between SSGA FM and SouthernSun Asset Management LLC. (“SouthernSun”), pursuant to which the sub-advisory arrangement with SouthernSun will continue subsequent to the termination of SouthernSun’s current sub-advisory agreement with respect to the Small-Cap Equity Fund as a result of the Transaction.

	No. of Shares	% of Outstanding Shares	% of Shares Present
Affirmative	70,394,249.319	95.376%	99.926%
Against	0.000	0.000%	0.000%
Abstain	0.000	0.000%	0.000%
Broker Non-Vote	51,971.000	0.070%	0.074%
Total	70,446,220.319	95.446%	100.000%

150	Special Meeting of Shareholders — Voting Results

GE Institutional Funds

Additional Information — September 30, 2016 (Unaudited)

Information about Directors and Executive Officers:

The business and affairs of the Funds are managed under the direction of the Funds’ Board of Trustees. Information pertaining to the Trustees and Officers of the Funds is set forth below. Matthew J. Simpson resigned as a Trustee of the Funds effective June 30, 2016.

Name, Address, and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
INTERESTED TRUSTEES AND EXECUTIVE OFFICERS
Jeanne M. La Porta c/o SSGA FM 1600 Summer St. Stamford, CT 06905 Age 51	Trustee and President	Until successor is elected and qualified – 2 years

Senior Managing Director at State Street Global Advisors since July 2016; President of GE Retirement Savings Plan Funds since July 2016; Senior Vice President and Commercial Operations Leader at GEAM from March 2014 to July 2016; President of GE Institutional Funds and GE Investments Funds, Inc. since April 2014; President and Trustee of GEAM’s UCITs Funds from March 2014 to November 2014; Senior Vice President and Commercial Administrative Officer at GEAM from April 2010 to March 2014; Vice President of GE Institutional Funds since July 2003; Vice President of Elfun Funds since October 2003; Vice President of GE Retirement Savings Plan Funds from October 2003 to July 2016; Secretary of GE Funds from July 2007 to September 2010 and Vice President from July 2007 to February 2011; Senior Vice President and Deputy General Counsel of GEAM from October 2007 to April 2010; Vice President and Assistant Secretary of Elfun Funds and GE Retirement Savings Plan Funds from July 2003 to June 2010; and Vice President and Associate General Counsel – Marketing and Client Services (formerly Asset Management Services) at GEAM from May 1997 to October 2007.

				22	Director and President of GE Investments Funds, Inc. since 2014; Trustee of Elfun Funds since 2014.

Additional Information	151

GE Institutional Funds

Additional Information, continued — September 30, 2016 (Unaudited)

Name, Address, and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
INTERESTED TRUSTEES AND EXECUTIVE OFFICERS (continued)
JoonWon Choe c/o SSGA FM 1600 Summer St. Stamford, CT 06905 Age 47	Vice President & Secretary	Until successor is elected and qualified – 6 years

Managing Director and Managing Counsel at State Street Global Advisors since July 2016; Senior Vice President and Deputy General Counsel at GEAM from March 2011 to July 2016; Vice President and Secretary of GE Institutional Funds since September 2010; Vice President and Assistant Secretary of GE Retirement Savings Plan Funds since September 2010; Vice President and Assistant Secretary of Elfun Funds from September 2010 to July 2016; Senior Vice President and Associate General Counsel at GEAM from June 2010 to March 2011; Vice President and Associate General Counsel of GEAM from November 2005 to June 2010; and Vice President and Secretary of GE Funds from September 2010 to February 2011.

				N/A	N/A

Robert Herlihy c/o SSGA FM 1600 Summer St. Stamford, CT 06905 Age 49	Chief Compliance Officer	Until successor is elected and qualified – 11 years

Managing Director at State Street Global Advisors since July 2016; Deputy Chief Compliance Officer of Elfun Funds since July 2016; Chief Compliance Officer of GE Institutional Funds and GE Retirement Savings Plan Funds since July 2005; Chief Compliance Officer of GEAM and Elfun Funds from July 2005 to July 2016; Chief Compliance Officer of GE Funds from July 2005 to February 2011; and Manager of Fund Administration at GEAM from 2002-2005.

				N/A	N/A

Arthur A. Jensen c/o SSGA FM 1600 Summer St. Stamford, CT 06905 Age 50	Treasurer	Until successor is elected and qualified – 5 years

Vice President at State Street Global Advisors since July 2016; Deputy Treasurer of Elfun Funds since July 2016; Treasurer of GE Institutional Funds and GE Retirement Savings Plan Funds since June 2011; Treasurer of Elfun Funds from June 2011 to July 2016; Mutual Funds Controller of GEAM from April 2011 to July 2016; Senior Vice President at Citigroup from 2008 to 2010; and Vice President at JPMorgan from 2005 to 2008.

				N/A	N/A

152	Additional Information

GE Institutional Funds

Additional Information, continued — September 30, 2016 (Unaudited)

Name, Address, and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
INTERESTED TRUSTEES AND EXECUTIVE OFFICERS (continued)
Brian Harris SSGA FM State Street Financial Center One Lincoln Street Boston, MA 02111-2900 Age 43	Deputy Chief Compliance Officer	Until successor is elected and qualified – less than 1 year	Managing Director, State Street Global Advisors and SSGA Funds Management, Inc. (June 2013 – present)*; Senior Vice President and Global Head of Investment Compliance, BofA Global Capital Management (2010-2013); Director of Compliance, AARP Financial Inc. (2008-2010).	N/A	N/A

Bruce S. Rosenberg SSGA FM State Street Financial Center One Lincoln Street Boston, MA 02111-2900 Age 55	Assistant Treasurer	Until successor is elected and qualified – less than 1 year	Managing Director, State Street Global Advisors and SSGA Funds Management, Inc. (July 2015 – present); Director, Credit Suisse (April 2008 – July 2015).	N/A	N/A

Ann M. Carpenter SSGA FM State Street Financial Center One Lincoln Street Boston, MA 02111-2900 Age 50	Assistant Treasurer	Until successor is elected and qualified – less than 1 year	Chief Operating Officer, SSGA Funds Management, Inc. (April 2014 – present); Managing Director, State Street Global Advisors and SSGA Funds Management, Inc. (2005 – present).*	N/A	N/A

Chad C. Hallett SSGA FM State Street Financial Center One Lincoln Street Boston, MA 02111-2900 Age 47	Assistant Treasurer	Until successor is elected and qualified – less than 1 year	Vice President, State Street Global Advisors and SSGA Funds Management, Inc. (November 2014 – present); Vice President, State Street Bank and Trust Company (2001 – November 2014).	N/A	N/A

NON-INTERESTED TRUSTEES
John R. Costantino c/o SSGA FM 1600 Summer St. Stamford, CT 06905 Age 70	Chairman of the Board	Until successor is elected and qualified – 19 years	General Partner, NGN Capital LLC since 2006; and Managing Director, Vice President of Walden Capital Management since 1996.	16	Director of GE Investments Funds, Inc. since 1997; Trustee of Fordham University from 1989 to 1995 and from 2001 to 2007 and Trustee Emeritus since 2007; Trustee of NeuroScience Research Institute since 1986; Trustee of GE Funds from 1993 to February 2011; Director of Artes Medical from 2006 to 2008 and Trustee of Gregorian University Foundation from 1992 to 2007.

*	Served in various capacities and/or with various affiliated entities during noted time period.

Additional Information	153

GE Institutional Funds

Additional Information, continued — September 30, 2016 (Unaudited)

Name, Address, and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
NON-INTERESTED TRUSTEES (continued)
R. Sheldon Johnson c/o SSGA FM 1600 Summer St. Stamford, CT 06905 Age 70	Trustee	Until successor is elected and qualified – 5 years	Retired, 2006 to present; Head of Global Institutional Equity Sales and Marketing at Morgan Stanley & Co., Inc. from 2002 to 2006 and Managing Director at Morgan Stanley & Co., Inc. from 1988 to 2006.	16	Director of GE Investments Funds, Inc. since April 2011 and Trustee of St. Lawrence University since 2003.

Donna M. Rapaccioli c/o SSGA FM 1600 Summer St. Stamford, CT 06905 Age 53	Trustee	Until successor is elected and qualified – 4 years	Dean of the Gabelli School of Business since 2007 and Accounting Professor since 1987 at Fordham University.	16	Director of GE Investments Funds, Inc. since January 2012 and Trustee of Emmanuel College since 2010.

The Statement of Additional Information for the Funds includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 1-800-242-0134.

154	Additional Information

GE Institutional Funds

Investment Team (Unaudited)

Investment Adviser and Administrator

SSGA Funds Management, Inc.

Trustees

John R. Costantino, Chairman

R. Sheldon Johnson

Jeanne M. La Porta

Donna M. Rapaccioli

Secretary

JoonWon Choe

Assistant Secretary

Michelle Matzelle

Treasurer

Arthur A. Jensen

Assistant Treasurers

Bruce S. Rosenberg

Ann M. Carpenter

Chad C. Hallett

Distributor

State Street Global Markets, LLC

Member FINRA and SIPC

Custodian

State Street Bank & Trust Company

Investment Team	155

Investment Adviser

SSGA Funds Management, Inc.

1600 Summer Street

P.O. Box 7900

Stamford, CT 06904-7900

Distributor

State Street Global Markets, LLC

Member FINRA and SIPC

State Street Financial Center

One Lincoln Street

Boston, MA 02111

www.geam.com

The Funds file their complete schedules of portfolio holdings with the Securities and Exchange Commission for the first, second and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q, as well as a description of the policies and procedures that the Funds use to determine how to vote proxies (if any) relating to portfolio securities is available without charge (i) upon request, by calling 1-800-242-0134; (ii) on the Funds’ website at http://www.geam.com; and (iii) on the Commission’s website at http://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC — information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Information (if any) regarding how the Funds voted proxies relating to portfolio securities during the most recently disclosed 12-months period ended June 30 is available without charge (i) through the Funds’ website at http://www.geam.com; and (ii) on the Commission’s website at http://www.sec.gov.

GE Institutional Funds State Street Bank and Trust Company P.O. Box 5049 Boston, MA 02206	IBG-21923

Item 2.	Code of Ethics.

During the period covered by this report, and related to the approval of a new investment adviser, State Street Institutional Funds (formerly known as GE Institutional Funds) (the “Registrant” or the “Funds,” as applicable) has adopted a new code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, which replaces the prior code of ethics. A copy of this code of ethics is filed as an exhibit to this Form N-CSR.

There have not been any waivers granted from a provision that relates to any element of the code of ethics definition set forth in paragraph (b) of Item 2 of Form N-CSR during the period covered by this report.

Item 3.	Audit Committee Financial Expert.

The Board of Trustees of the Registrant has determined that John R. Costantino and Donna M. Rapaccioli are designated as the audit committee financial experts for the Registrant; and further that it is the finding of the Board of Trustees that Mr. Costantino and Ms. Rapaccioli, the audit committee financial experts, qualify as being “independent” pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

Item 4.	Principal Accountant Fees and Services.

(a) AUDIT FEES. For the fiscal year ended September 30, 2016, the aggregate audit fees billed for professional services rendered by Ernst & Young LLP (“EY”), the Registrant’s principal accountant, for the audit of the Registrant’s annual financial statements, or services that are normally provided by EY in connection with the Registrant’s statutory and regulatory filings and engagements were $200,800. For the fiscal year ended September 30, 2015, the aggregate audit fees billed for professional services rendered by KPMG LLP (“KPMG”), the Registrant’s prior principal accountant, for the audit of the Registrant’s annual financial statements, or services that are normally provided in connection with the Registrant’s statutory and regulatory filings and engagements were $156,700.

(b) AUDIT RELATED FEES. There were no fees billed either by EY for the fiscal year ended September 30, 2016 or KPMG for the fiscal year ended September 30, 2015, for assurance and related services that were reasonably related to the performance of the audit of the Registrant.

(c) TAX FEES. The aggregate tax fees billed for professional services rendered by EY for tax compliance, tax advice and tax planning for the Registrant in the form of preparation of excise filings and income tax returns for the fiscal year ended September 30, 2016 were $61,467. There were no fees billed for professional services rendered by KPMG for tax compliance, tax advice or tax planning for the Registrant for the fiscal year ended September 30, 2015.

(d) ALL OTHER FEES. For the fiscal year ended September 30, 2016, there were no fees billed for professional services rendered by EY for products and services provided by EY to the Registrant, other than the services reported in paragraphs (a) through (c) of this Item. For the fiscal year ended September 30, 2016, the aggregate fees for professional services rendered by EY for products and services provided by EY to the Registrant’s investment adviser and any entity controlling, controlled by, or under common control with the Registrant’s investment adviser that provides ongoing services to the Registrant that (i) relate directly to the operations and financial reporting of the Registrant and (ii) were pre-approved by the Registrant’s audit committee were approximately $7,777,372. There were no fees billed for products and services provided by KPMG during the fiscal year ended September 30, 2015, for the Registrant, other than the services reported in paragraphs (a) through (c) of this Item.

(e)(1) AUDIT COMMITTEE PRE-APPROVAL POLICIES AND PROCEDURES. The Audit Committee of the Funds Board of Trustees is responsible for, among other things, the appointment, compensation and oversight of the work of the Funds’ Auditor. As part of this responsibility and to ensure that the Auditor’s independence is not impaired, the Audit Committee (1) pre-approves the audit and non-audit services provided to the Funds by the Auditor, and (2) all non-audit services provided to the Funds’ investment adviser and Covered Affiliates (as defined in the Audit Committee Charter) that provide ongoing services to the Funds if the services directly impact the Funds’ operations or financial reporting, in accordance with the Audit Committee Charter. The following excerpt from the Audit Committee Charter sets forth the pre-approval policies and procedures:

Pre-Approval of Audit Related Services and Permissible Non-Audit Services. The Audit Committee shall pre-approve both audit (including audit, review, and attest) services and permissible non-audit services provided to the Fund and, if the nature of the engagement relates directly to the operations and financial reporting of the Fund, permissible non-audit services provided to any Covered Affiliate.

The Audit Committee may determine to delegate the authority to grant pre-approvals to one or more Audit Committee members, each acting on behalf of the Audit Committee. In this event, the member of the Audit Committee so delegated shall report each delegated pre-approval to the Audit Committee at its next regularly scheduled meeting. The Audit Committee may also adopt and follow, in lieu of explicit pre-approval described above, written policies and procedures detailed as to the particular service, designed to safeguard the continued independence of the Auditor, consistent with the requirements of the Investment Company Act of 1940, as amended, and SEC regulations there under.

Notwithstanding the foregoing, the pre-approval requirement concerning permissible non-audit services provided to the Fund or any Covered Affiliate is waived if: (1) the aggregate amount of all such non-audit services provided constitutes no more than five percent (5%) of the total amount of revenues paid to the Auditor by the Fund and the Covered Affiliates during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee, (2) the non-audit services were not recognized as non-audit services at the time of the engagement, and (3) such non-audit services are promptly brought to the attention of the Audit Committee and approved by the Audit Committee or one or more designated members of the Audit Committee prior to the completion of the audit.

(2) PERCENTAGE OF SERVICES DESCRIBED IN PARAGRAPHS (b) THROUGH (d) APPROVED BY AUDIT COMMITTEE. The percentage of services described in each of paragraphs (b) through (d) of this Item rendered by EY for the fiscal year ended September 30, 2016 that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X is as follows:

Audit Fees	100%
Audit-Related Fees	100%
Tax Fees	100%
All Other Fees	100%

There were no fees billed by KPMG for the fiscal year ended September 30, 2015 for audit related, tax or other services as indicated in paragraphs (b) through (d) of this Item.

(f) Not applicable.

(g) NON-AUDIT FEES. The aggregate non-audit fees billed by EY for services rendered to the Registrant, and rendered to the Registrant’s investment adviser and any entity controlling, controlled by, or under common control with the Registrant’s adviser (“Service Affiliates”), for the fiscal year ended September 30, 2016 were $25,696,758. The aggregate non-audit fees billed by KPMG for services rendered to the Registrant and rendered to any Service Affiliates for the fiscal year ended September 30, 2015 were $0.

(h) AUDITOR INDEPENDENCE. On July 1, 2016, State Street Corporation acquired the asset management and advisory services business conducted by GE Asset Management Incorporated (“GEAM”), a wholly owned subsidiary of General Electric Company, and certain of its subsidiaries (the “Transaction”). In connection with the Transaction, Shareholders of the Funds voted to approve SSGA Funds Management, Inc. (“SSGA FM”) as investment adviser of the Funds, replacing GEAM.

In connection with the appointment of EY, a member firm of Ernst & Young Global Limited, as the independent auditor of the Funds for their fiscal year ended September 30, 2016, EY evaluated its independence and identified the following matters that are inconsistent with the auditor independence rules of the Securities and Exchange Commission (“SEC”). All of the lobbying services and project management services described below occurred prior to the consummation of the Transaction.

Lobbying services

During the audit period, EY was a registered lobbyist for the parent company of the former investment adviser to the Funds (the “parent company”) under the Lobbying Disclosure Act of 1995 and provided lobbying services on behalf of the parent company. The services primarily included lobbying efforts, on behalf of the parent company, relating to tax reform and to changes to the tax code or regulations affecting the parent company and its affiliates. The services did not relate to the asset management business of the Funds.

Project management services

During the audit period, EY was engaged to provide project management support to the parent company and one of its affiliates in relation to certain information technology programs. The services did not relate to the asset management business of the Funds.

Loan Rule

EY has identified one record holder (the “record holder”) of greater than 10% of the shares of State Street Institutional Income Fund (formerly known as GE Institutional Income Fund) and State Street Institutional Premier Growth Equity Fund (formerly known as GE Institutional Premier Growth Equity Fund) (each a series of State Street Institutional Funds (formerly known as GE Institutional Funds)) (collectively, the “Two Funds”), with which EY and covered person professionals maintain lending relationships. These investments in the Two Funds are each held at an omnibus level by the record holder on behalf of its customers, who own the economic interest in the shares. There was one meeting of shareholders of the Two Funds during the audit period. At that meeting, shareholders voted on matters relating to the acquisition by State Street Corporation and its affiliates of substantially all of the asset management and advisory services business conducted by the former investment adviser to the Two Funds, including votes to (i) approve a new investment advisory and administration agreement with SSGA FM, (ii) elect the Trustees to the Board of Trustees, and (iii) approve manager-of-managers authority for SSGA FM with respect to the Two Funds. EY and SSGA FM, through discussion with the record holder, have determined that the record holder did not exercise discretionary authority over the shares it held in respect of any of those votes. EY believes that, while a lending arrangement with a record owner of greater than 10% of the shares is inconsistent with Rule 2-01(c)(1)(ii)(A) of Regulation S-X, the circumstances fall within the situations described in the relevant No Action Letter issued by the SEC Staff on June 20, 2016.

EY has reviewed the independence matters described above and the applicable guidance and has concluded that the services and relationship described above did not impair EY’s ability to exercise objective and impartial judgment in connection with the audits of the financial statements of the Funds under the SEC and Public Company Accounting Oversight Board standards for the fiscal year ended September 30, 2016. In light of the representations and determinations by EY, SSGA FM has determined that it shares that same belief.

The Audit Committee of the Board of the Funds has considered these independence matters and discussed these matters with EY and members of SSGA FM, and based on these discussions and the statements of SSGA FM and EY, the Audit Committee believes it was reasonable for it to accept the view of EY that EY was capable of exercising objective and impartial judgment in connection with the audits of the financial statements of the Funds in the specific circumstances described above.

Item 5. Audit Committee of Listed Registrants.

Applicable only to Closed-End Management Investment Companies.

Item 6. Schedule of Investments.

(a) Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Applicable only to Closed-End Management Investment Companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Applicable only to Closed-End Management Investment Companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Applicable only to Closed-End Management Investment Companies.

Item 10. Submission of Matters to a Vote of Security Holders.

During the reporting period, there have been no material changes to the procedures by which the shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a) The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)), are effective as of a date within 90 days of the filing date of the report included in Item 1 of this Form N-CSR, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the Registrant’s second fiscal quarter of the period covered by this Form N-CSR that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The Code of Ethics that applies to the Registrant’s principal executive officer and principal financial officer is attached hereto.

(a)(2) The certifications required by Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3) Not applicable.

(b) The certifications by the Registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002, are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

GE Institutional Funds

By:	/s/ Jeanne M. La Porta
Jeanne M. La Porta
President, GE Institutional Funds

Date: November 21, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Jeanne M. La Porta
Jeanne M. La Porta
President, GE Institutional Funds

Date: November 21, 2016

By:	/s/ Arthur A. Jensen
Arthur A. Jensen
Treasurer, GE Institutional Funds

Date: November 21, 2016